UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2018

Loomis Sayles Multi-Asset Income Fund

Loomis Sayles Strategic Alpha Fund

Natixis U.S. Equity Opportunities Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES MULTI-ASSET INCOME FUND

Managers	Symbols

Thomas Fahey	Class A IIDPX

Kevin P. Kearns	Class C CIDPX

Maura T. Murphy, CFA®	Class N LMINX

Loomis, Sayles & Company, L.P.	Class Y YIDPX

Investment Goal

The Fund seeks current income with a secondary objective of capital appreciation.

Market Conditions

Global growth has decelerated and appears to have become less synchronized. Although the US economic expansion has continued, certain manufacturing- and sentiment-based indicators have begun to signal softer activity going forward. Growth abroad has exhibited signs of decelerating as well. The unstable political climate in Italy has begun to weigh on domestic demand amid weaker consumer spending and business investment. Lack of progress on the resolution for Brexit has curbed business sentiment, and the UK economy has also seen weaker-than-expected data in construction and manufacturing.

In December, the US Federal Reserve (Fed) Open Market Committee increased its policy rate by 25 basis points, in keeping with Loomis Sayles, consensus and market expectations. This puts the new range for the Fed funds target rate at between 2.25% and 2.50%. The hike was the tenth of this current cycle and left the target at its highest level since March 2008.

An increase in equity market volatility played a large role in the widening of credit spreads. Ongoing concerns over trade conflict, lower oil prices and the still unresolved Brexit situation dampened risk sentiment and prompted investors to seek out higher quality alternatives.

Oil prices decisively reversed beginning in October, as fears of Iranian sanctions cutting global oil supply proved greatly overstated, leading to the unwinding of speculative long positions. Even OPEC production cuts announced in December failed to reverse the bearish sentiment with respect to the commodity.

Performance Results

For the 12 months ended December 31, 2018, Class Y shares of the Loomis Sayles Multi-Asset Income Fund returned -9.13% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.01%.

Explanation of Fund Performance

US equities were supported over the year by generally positive macroeconomic data, strong corporate earnings and a strong US dollar. However, escalating trade tensions and concerns about Fed policy led to increased market volatility in the fourth quarter. Sentiment deteriorated further into year-end with a newly divided US Congress leading to political

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gridlock. Within US equities, the Fund’s holdings in the financial, energy and consumer non-cyclical sectors detracted the most from return.

Exposure to global equities also had a negative impact during the period as global growth became less synchronized. Trade tensions weighed on China sentiment. In addition, concerns about a slowdown in the rate of growth in Europe, political volatility in Italy and Brexit uncertainty provided headwinds for global equities over the year. The Fund’s holdings within the global financial, consumer non-cyclical, and technology sectors weighed most heavily on return.

Finally, the Fund’s exposure to master limited partnerships (MLPs), expressed through exchange-traded funds (ETFs) and exchange-traded notes (ETNs), detracted from performance as energy prices fell sharply during the period.

The Fund’s holdings of cash and cash equivalents led positive contributions to performance for the 12 months. In a volatile year for risk assets, the US dollar was the top performing asset in 2018.

An allocation to real estate investment trusts (REITs) bolstered returns for the year, despite worries about the magnitude and pace of Fed rate hikes. Rising Treasury yields were initially a source of concern. However, a low level of inflation, despite stable growth and solid corporate earnings, has benefited interest rate sensitive assets.

The Fund’s positioning with respect to securitized assets added modestly to return relative to the benchmark, with positive contributions led by a select issue within commercial mortgage-backed securities (CMBS).

Outlook

The market is now priced for several risks, including slower global growth, Fed tightening, US/China trade relations, global political disruptions and lower-than-anticipated oil prices. These risks are likely to suppress risk asset valuations unless positive resolutions emerge.

Fed tightening is likely to continue in 2019, with hikes expected at mid-year and at year-end based on an environment of arguably full employment and the Fed’s 2% inflation target. However, the Fed may opt to scale back its rate hikes if macro risks continue to escalate. Slowing the pace of hikes would support interest rate-sensitive areas of the US economy, where higher borrowing costs have already started to curtail activity.

Equities could have upside if the macro backdrop becomes a bit more supportive. We believe US stocks are most likely to lead any equity recovery. Emerging markets could also present an attractive opportunity, especially if the US dollar remains range-bound or trends lower.

We expect mid- to high-single-digit earnings growth across the US and several global economies in 2019. Higher interest expenses and labor costs could slowly erode profit margins, but price hikes may soften the blow.

Global growth should remain modestly positive, 2019 corporate earnings are likely to rise between 5% and 9% in aggregate, and default rates are expected to remain low. However, these supportive factors do not mean credit spreads are likely to revisit the lows seen earlier in the cycle.

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LOOMIS SAYLES MULTI-ASSET INCOME FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares1,5,6

December 31, 2008 through December 31, 2018

Top Ten Holdings as of December 31, 2018

	Security name	% of net assets
1	Alerian MLP ETF	4.43%
2	JPMorgan Alerian MLP Index ETN	2.43
3	Abbott Laboratories	1.99
4	Bank of America Corp.	1.94
5	Microsoft Corp.	1.90
6	AbbVie, Inc.	1.89
7	Gol LuxCo S.A., 1st Lien Term Loan, 6.500%, 8/31/2020	1.77
8	Banco Santander S.A., (fixed rate to 5/19/2019, variable rate thereafter), 6.375%	1.60
9	Standard Chartered PLC, (fixed rate to 4/02/2023, variable rate thereafter), 7.750%	1.48
10	UnitedHealth Group, Inc.	1.43

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — December 31, 20185,6

				Life of Class N	Expense Ratios[7]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 12/3/12)[1]
NAV	-9.13%	4.68%	9.67%	—%	0.91%	0.73%

Class A (Inception 11/17/05)
NAV	-9.24	4.49	9.56	—	1.16	0.98
With 4.25% Maximum Sales Charge	-13.12	3.59	9.08	—

Class C (Inception 11/17/05)
NAV	-9.96	3.72	8.73	—	1.91	1.73
With CDSC[2]	-10.81	3.72	8.73	—

Class N (Inception 8/31/15)
NAV	-9.02	—	—	4.45	1.38	0.68

Comparative Performance
Bloomberg Barclays U.S. Aggregate Bond Index[3]	0.01	2.52	3.48	1.88
S&P 500® Index[4]	-4.38	8.49	13.12	9.70

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Class Y shares (12/3/2012), performance is that of Class A shares and reflects the higher net expenses of that share class.

2	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6

Prior to the stock market close August 31, 2015, the Fund had multiple subadvisers. The performance results shown above for the periods prior to the stock market close August 31, 2015 reflect results achieved by those subadvisers using different investment strategies.

7

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES STRATEGIC ALPHA FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A LABAX

Kevin P. Kearns	Class C LABCX

Todd P. Vandam, CFA®	Class N LASNX

Loomis, Sayles & Company, L.P.	Class Y LASYX

Investment Goal

The Fund seeks to provide an attractive absolute total return, complemented by prudent investment management designed to manage risks and protect investor capital. The secondary goal of the Fund is to achieve these returns with relatively low volatility.

Market Conditions

Global growth has decelerated and appears to have become less synchronized. Although the US economic expansion has continued, certain manufacturing- and sentiment-based indicators have begun to signal softer activity going forward. Growth abroad has exhibited signs of decelerating as well. The unstable political climate in Italy has begun to weigh on domestic demand amid weaker consumer spending and business investment. Lack of progress on the resolution for Brexit has curbed business sentiment, and the UK economy has also seen weaker-than-expected data in construction and manufacturing.

An increase in equity market volatility played a large role in the widening of credit spreads. Ongoing concerns over trade conflict, lower oil prices and the still unresolved Brexit situation dampened risk sentiment and prompted investors to seek out higher quality alternatives.

In December, the US Federal Reserve (Fed) Open Market Committee increased its policy rate by 25 basis points, in keeping with Loomis Sayles, consensus and market expectations. This puts the new range for the fed funds target rate at 2.25% to 2.50%. The hike was the tenth of the current cycle and left the target at its highest level since March 2008.

The US dollar continued to receive support as US Treasury yields remain significantly higher than government bond yields in other developed markets. While early December saw the declaration of a temporary truce in the trade war between the US and China, global trade tensions remain elevated. In a more risk-averse atmosphere, the dollar advanced against its developed market peers.

Performance Results

For the 12 months ended December 31, 2018, the Class Y shares of the Loomis Sayles Strategic Alpha Fund returned 0.53% at net asset value. The Fund underperformed its benchmark, the 3-month LIBOR, which returned 2.08%. The Fund follows an absolute return strategy and is not managed to an index.

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Explanation of Fund Performance

The Fund’s exposure to global corporate credit detracted from performance for the year. In particular, South American issues weighed on performance, with Argentine holdings having the largest negative impact. Argentina experienced economic issues characterized by significant inflation and rapid currency devaluation for much of the year. A late-September deal with the International Monetary Fund (IMF) on a further extension of credit, coupled with austerity measures, has allowed the Argentine economy to show signs that it may be in the late stages of recession.

Emerging markets also detracted from performance during the year, with Argentine issues responsible for the largest negative impact due to the aforementioned economic woes. Exposure to Brazilian and Mexican issues also impacted return adversely. Continued US dollar strength created a difficult environment for emerging markets throughout the period.

The Fund’s allocation to high yield corporate bonds dampened return as spreads (the difference in yield between 10-year US Treasury bonds and lower-rated bonds) widened substantially late in the year amid increased volatility in risk assets, particularly within equity markets. Strong earnings and an optimistic economic outlook have allowed investors to earn a decent return based on the incremental yield of the asset class, but outflows from high yield funds during much of the year continued to indicate investor uneasiness. We have reduced our exposure to high yield based on our research and as performance for the asset class declined, especially late in the year. The decline in energy prices provided a strong headwind during the year, given the large weight to energy within the high yield market. High yield names within the energy, capital goods and technology sectors weighed most heavily on the Fund’s return for the period.

An allocation to securitized assets contributed positively to return during the period. The Fund’s holdings of asset-backed securities (ABS), the largest of our securitized positions, saw positive results from many of the sub-sectors including subprime auto loans, aircraft-related and personal loans. Residential mortgage-backed securities also added to return as housing sentiment was supported by attractive lending rates, despite signs of a slowing in activity.

The Fund’s allocation to investment grade corporate bonds added to performance as well. We reduced exposure to the asset class in terms of both size and duration (price sensitivity to interest rates) as the yield curve flattened over the year (the yield curve reflects the relationship among bond yields across the maturity spectrum). Performance benefited in particular from the shorter-term, higher quality issues which make up most of the portfolio’s investment grade exposure. Positive contributions were led by holdings within the consumer, banking and capital goods sectors.

Currency positioning aided performance as the US dollar strengthened versus most developed market currencies. The dollar weakened in early 2018 before rebounding in the second quarter on the prospect of future Fed rate hikes. Many of our positions were paired non-US dollar holdings, which mitigated the impact of a strong US dollar. Some

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LOOMIS SAYLES STRATEGIC ALPHA FUND

directional currency positions contributed positively, in particular a short forward position in the euro and a long forward position in the Mexican peso.

The Fund’s exposure to interest rate futures used for investment purposes bolstered performance for the fiscal period.

Outlook

The market is now priced for several risks, including slower global growth, Fed tightening, US/China trade relations, global political disruptions and lower-than-anticipated oil prices. These risks are likely to suppress risk asset valuations unless positive resolutions emerge.

Fed tightening is likely to continue in 2019, with hikes expected at mid-year and at year-end based on an environment of arguably full employment and the Fed’s 2% inflation target. However, the Fed may opt to scale back its rate hikes if macro risks continue to escalate. Slowing the pace of hikes would support interest rate-sensitive areas of the US economy, where higher borrowing costs have already started to curtail activity.

Global growth should remain modestly positive, 2019 corporate earnings are likely to rise between 5% and 9% in aggregate, and default rates are expected to remain low. However, these supportive factors do not mean credit spreads are likely to revisit the lows seen earlier in the cycle.

Wider spreads have restored a meaningful risk premium to credit markets, increasing the value proposition of the asset class. This constructive outlook would be at risk if corporate profitability expectations prove too lofty.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 15, 2010 (inception) through December 31, 2018

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Average Annual Total Returns — December 31, 20184

					Expense Ratios[5]
	1 Year	5 Years	Life of Class		Gross	Net

Class Y (Inception 12/15/10)			Class Y/A/C	Class N
NAV	0.53%	2.33%	2.66%	—%	0.76%	0.75%

Class A (Inception 12/15/10)
NAV	0.39	2.09	2.42	—	1.01	1.00
With 4.25% Maximum Sales Charge	-3.88	1.20	1.88	—

Class C (Inception 12/15/10)
NAV	-0.42	1.31	1.64	—	1.76	1.75
With CDSC[1]	-1.39	1.31	1.64	—

Class N (Inception 5/1/17)
NAV	0.68	—	—	1.61	0.71	0.70

Comparative Performance
3-Month LIBOR[2]	2.08	0.86	0.67	1.72
3-Month LIBOR + 300 basis points[3]	5.18	3.93	3.73	4.81

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate at which a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3	3-Month LIBOR +300 basis points is created by adding 3.00% to the annual return of 3-Month LIBOR. The calculation is performed on a monthly basis and is subject to the effects of compounding.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Managers	Symbols

Large Cap Value Segment	Class A NEFSX

Harris Associates L.P.	Class C NECCX

All Cap Growth Segment	Class N NESNX

Loomis, Sayles & Company, L.P.	Class Y NESYX

Investment Goal

The Fund seeks long-term growth of capital.

Market Conditions

The U.S. economy entered 2018 on a high note, with corporations and individuals anticipating relief from the second largest tax cut in U.S. history, which passed at the end of 2017. The unemployment rate continued to fall as the economy moved towards full employment. During the year, unemployment fluctuated between 4.1 to 3.7 percent while more previously unemployed people rejoined the workforce and layoffs declined to near an all-time low. Buoyed by strong employment, wage growth finally began to accelerate, reaching a 3.2 percent clip. With more states and metro areas increasing the minimum wage, consumer spending stayed steady. Retailers experienced their best Christmas shopping season in six years, with retail sales climbing in 2018 by 5.1 percent, according to Mastercard SpendingPulse.

Despite four Federal Reserve Board interest rate hikes, the pace of inflation remained moderate, providing support for economic growth. The strong economy and the Trump tax cut drove significant corporate capital investment. The strength of the U.S. economy was a bright spot in the global economic picture, as China experienced slower growth rates and emerging markets were impacted by rising rates and a strong dollar. In Europe, Brexit continued to challenge economic forecasts in Europe and the U.K. due to Britain’s inability to pass legislation surrounding the terms of the divorce from the European Union.

Equities took a steep dive in December amid worries about the duration of the lengthy bull market. In fact, December losses pushed the Dow, S&P 500 and Nasdaq into bear market territory. Concerns around over-leveraging by businesses and consumers sparked some fears; however, the Fed lowered its projection of 2019 rate hikes from three to two in an effort to ease business concerns around the impact of higher rates on economic growth. As 2018 drew to a close, worries about slowing global growth and a looming government shut down created uncertainty after a year of mostly strong economic growth and positive momentum.

Performance Results

For the 12 months ended December 31, 2018, Class Y shares of Natixis U.S. Equity Opportunities Fund returned -6.24% at net asset value. The Fund underperformed its primary benchmark, the S&P 500® Index, which returned -4.38%. The Fund also underperformed its secondary benchmark, the Russell 1000® Index, which returned -4.78%.

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Explanation of Fund Performance

Each of the portfolio’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks:

•

The Harris Associates L.P. Large Cap Value segment invests primarily in the common stocks of larger-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.”

•

The Loomis, Sayles & Company, L.P. All Cap Growth segment invests in equity securities, including common stocks, preferred stocks, convertible securities and warrants. This segment may invest in companies of any size.

Neither segment contributed positively to the overall return of the Fund during the year.

Harris Associates Large Cap Value Segment

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. General Electric (GE) was the largest detractor to segment performance in the calendar year. GE faced a succession of issues in 2018 that influenced its share price, which was especially volatile in the second half of the year, as market analysts reassessed key company estimates, both lower and higher. The company’s second-quarter results released in July included revenue and earnings per share that outpaced market forecasts and management expressed that results were in line with the company’s expectations. GE later announced it was awarded a new $630.5 million contract with the U.S. Navy for repair and maintenance of F414 aircraft engine components. Even so, in September, some influential market analysts lowered price targets for the company. Subsequently, H. Lawrence Culp, Jr., formerly CEO of Danaher, was unexpectedly named GE’s chairman and CEO. Along with this announcement, management lowered full-year guidance. Late in October, the company reported third-quarter revenues that largely met market expectations. Earnings per share, however, were roughly 30% lower than forecasts and the company cut its quarterly dividend to $0.01 from $0.12. Management did not provide fourth quarter or 2019 guidance and the lack of forecasts along with concerns over the company’s liquidity added to investor anxiety. To explain, Culp candidly pointed out that when discussing numbers on a forward-looking basis, he wants to do so with conviction and confidence, which was not possible at that time. He also stated that raising additional equity was not then necessary. We still concur with his assessment. According to our calculations, GE has sufficient liquidity from its industrial operations and the market has overlooked the supplemental liquidity provided by recent sale proceeds and equity positions. All these factors taken together lead us to believe that the company will reach its overall leverage targets without raising equity. In addition, its liquidity position remains steady. Lastly, in December, positive market analysts’ notes upgrading the company provided GE’s share price a modest boost. Management continues to adjust the company’s portfolio of businesses and while the restructuring process may take some time, we believe this approach will work to benefit shareholders into the future. Overall, we believe the stock has declined more than warranted and that GE’s intrinsic value is well above the current price quote.

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

On an absolute-return basis, shares in the health care sector gained the most value, while holdings in the industrials sector lost the most value. The largest contributor to segment performance for the year was HCA Healthcare. HCA’s share price gained value in three of the past four quarters as the company’s results released during the reporting period showed positive growth momentum. Revenue, earnings and earnings per share for the first, second and third quarters of 2018 surpassed market expectations. Importantly, key operating metrics, such as same-facility equivalent admissions and same-facility revenue per equivalent admission, demonstrated strengthening trends over the course of the year. These developments provide us evidence that the company’s strategy of focusing on higher acuity visits is paying off. In addition, management stated that capital investments are now “yielding solid market share gains.” HCA paid $121 million worth of dividends and bought back $302 million worth of shares during the third quarter (year-to-date share repurchases total $1.195 billion), which aligns with our estimates. Along with its latest earnings release, management increased full-year revenue, earnings and earnings per share guidance ranges. Furthermore, management continues to seek out strategically sound acquisition opportunities to broaden the company’s scope. One such example was its purchase in August of Mission Health, a six-hospital health facility in North Carolina that allowed expansion across a state where it previously had no operations. Despite these positive outcomes, HCA’s share price dropped in December in conjunction with other hospital stocks as the future of the Affordable Care Act was called into question when a U.S. District Court Judge ruled the law unconstitutional. The law currently remains intact, and we expect a succession of appeals will ensue, perhaps over a protracted period. In the meantime, we have not changed our valuation metrics for HCA as we remain pleased with the company’s fundamental performance.

Loomis, Sayles and Company All Cap Growth Segment

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. For the period, the All Cap Growth segment posted a negative absolute return. Our holdings in the communication services, consumer staples, energy, financials, materials and healthcare sectors detracted from the segment’s performance. Our holdings in the information technology, consumer discretionary and industrials sectors contributed positively to results.

Facebook, Schlumberger and Monster Beverage were the largest detractors during the period. Social media company Facebook provides an online platform that allows people to connect, share, and interact with friends and communities. A holding since its IPO in 2012, Facebook reported solid overall growth and market share gains versus the prior-year period. However, shares reacted negatively to management’s mid-year guidance for a near-term deceleration in revenue growth, coupled with a multi-year acceleration in investments. The company noted that revenue in the second half of 2018 would be negatively impacted by its decisions to provide users with more choices around privacy and to increase focus on Instagram and FB Stories – “experience” products that the company believes will drive improved engagement but where monetization is currently lower. Facebook also announced

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a 50% — 55% increase in investments for 2018 and a further 40% — 50% increase in 2019, targeting core product development, safety and security, virtual reality, marketing, and content acquisition. As a result, expenses will increase faster than revenue over the near term, pressuring margins, before moderating and growing in line with revenues. We believe Facebook is a unique, high-quality company, benefiting from the secular shift from traditional advertising to online advertising, and positioned for strong and sustainable growth over our investment horizon. We believe management’s decisions and actions illustrate their commitment to preserve platform integrity and to sustain the company’s leadership and long-term growth. With 2.6 billion people worldwide using its apps — Facebook, Messenger, WhatsApp, and Instagram — and more than 90 million global businesses with Facebook pages, the scale and reach of Facebook’s network is unrivaled. We believe that corporations will continue to allocate an increasing proportion of their advertising spending online, and Facebook remains one of very few platforms where advertisers can reach consumers at such scale. We believe Facebook is selling at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.

Schlumberger is the world’s leading supplier of technology, equipment, integrated project management, and information solutions to the international oil and gas exploration and production industry. Over its 90 year history, Schlumberger has built a brand and reputation for delivering consistent service and product excellence across the spectrum of exploration, drilling, and production. Only a few companies can compete with the scope of Schlumberger’s integrated suite of products and services, and even fewer can compete with the scale and depth of its technology and service execution. The company reported global sales that rose 12% compared with the year-ago period, but stocks in the oil services sector came under pressure on short-term concerns around slowing activity in North America, where stronger-than-expected production, coupled with insufficient takeaway capacity in the Permian basin, is leading operators to delay well completions. More recently, concerns over global demand growth have contributed to falling oil prices, impacting expectations for global service activity in 2019. In markets outside of North America, which have historically accounted for approximately 75% of revenue, the company continued to experience low demand for its services. Customer spending has lagged the rebound in oil prices over the past few years as companies continued to repair their balance sheets following years of low prices. However, North America revenues grew over 40% during the period as the company redeployed idle capacity to accommodate growing drilling and well completion activity. While management has been prematurely optimistic about a recovery outside of the US, based on contracts Schlumberger has already won, management indicated that international growth in 2019 would be in the double digits. Over a two-year period which began in 2014 and saw industry spending fall by over 50%, Schlumberger gained share and maintained leading margins, while several competitors posted losses or very thin margins. Schlumberger was one of the few companies to generate positive free cash flow during the downturn, and continued to invest to strengthen its ability to offer integrated solutions to clients. The need to replace naturally-depleting reservoirs creates long-term secular growth in the demand for oil and the need to extract hydrocarbons from harsher environments. Oilfield services like those Schlumberger provides are key to

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

accessing difficult-to-reach resources. Thanks to its superior products and services and its competitive advantages, we believe Schlumberger is well positioned to weather the current environment and capitalize on the growth in oilfield services as market supply-demand normalizes. We believe the shares of Schlumberger are selling at a significant discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity.

Monster Beverage is a leading marketer and distributor of energy drinks, globally. The energy drink industry is effectively a duopoly, creating strong competitive advantages for Monster and Red Bull, which command a combined share of approximately 75% — 80% of the US market, and an estimated 50% of the $42 billion global energy drink market. In 2014, Monster entered a partnership with Coca-Cola in which Coca-Cola purchased a 16.7% stake in the company, and Monster became its exclusive energy drink partner. The partnership gives Monster access to an unmatched global distribution system, accelerating its pace of international expansion, and extending its benefits of scale. During the period, Monster reported uneven financial results that were generally below consensus expectations due to temporary inventory reductions outside the US, higher raw material costs, and continued investments in advance of scale in China and India. The company announced it would raise prices on its Monster brands beginning November 1, 2018, to cover higher input and shipping costs, which it did successfully in 2015 without sacrificing market share. Monster has made great progress transitioning its distribution operations to Coca-Cola partners, globally. Sales outside the US have grown from approximately 20% of total revenues in 2013 to approximately 30% today, and we believe they can grow to exceed 50% over the next decade. The company continues to take share in most markets, including the US, where the Monster brand continues to reach record highs in market share as reported by Nielsen. We believe energy drinks are here to stay and their continued penetration around the world is the primary long-term business driver for the company. Monster’s large presence in North America and its expansion into international markets make it well positioned to benefit from this long-term secular growth driver. With its shares selling at a significant discount to our estimate of intrinsic value, we believe Monster offers a compelling reward-to-risk opportunity.

Amazon, Autodesk and Visa were the largest contributors during the period. Online retailer Amazon offers millions of products — sold by Amazon or by third parties — with the value proposition to consumers of selection, price, and convenience. Amazon’s enterprise IT business, Amazon Web Services (AWS), offers a suite of secure, on-demand cloud-computing services, with a value proposition to clients of speed, agility, and savings. In both of its core markets, we believe Amazon possesses strong and sustainable competitive advantages that would be difficult for competitors to replicate. In e-commerce these include its brand, scale, network advantage, technology platform, and logistics and distribution systems. The AWS business benefits from its brand, technology platform, and massive scale, which allows it to pass along cost savings while continuing to innovate. Amazon reported healthy fundamentals and strong growth in revenue during the period. With gross merchandise volume (GMV) growing, by our estimates, above growth in the teens for US e-commerce and low single-digit growth in global retail sales, the company continued to take market share. AWS also posted strong revenue growth, approaching a

13  |

$27 billion annual run rate, that was many multiples higher than our estimate of single-digit growth in overall enterprise IT spending. Under the thoughtful leadership of founder Jeff Bezos, Amazon continued rapid investment in key areas that capitalize on its strength, focusing on businesses with high, durable growth prospects and strong financial returns. With an increasing shift to higher-margin product categories such as third-party sales, AWS, and advertising, gross margins expanded during the period. Amazon is one of the best-positioned companies in e-commerce and enterprise IT — each addressing large, underpenetrated markets. The secular shift in consumer preference from traditional brick-and-mortar retail to online retail and e-commerce spending is the primary growth driver for Amazon, but both markets benefit from secular growth that is still in its early stages. We believe the current share price shows a lack of appreciation for Amazon’s significant long-term growth opportunities and the sustainability of its business model.

Autodesk, a global leader in 3D design software and services, is synonymous with computer-aided design — a degree of brand recognition that takes years, if not decades, to develop. The company’s broad suite of products are viewed as mission critical among its clients in the architecture, engineering, construction and manufacturing industries, and create high switching costs for its global installed user base. In early 2016, the company began transitioning its business model from an up-front, licensing-plus-maintenance model to a cloud-delivered, subscription-based model where fees are recognized ratably over the life of the customer relationship. Although the transition causes near-term income statement and cash flow metrics to remain depressed, we believe the subscription model will result in increased visibility of future revenue streams and higher lifetime customer value, leading to increased revenue, profitability and free cash flow. The company reported solid results during the period with annualized recurring revenue (ARR) and earnings per share that exceeded consensus expectations. Importantly, Autodesk demonstrated continued progress in its model transition, returning to positive free cash flow in its last two earnings releases after reporting negative free cash flow in its prior fiscal year, and reporting that ARR grew to 96% of the revenue mix. Following the trough from the effects of the model change, we believe profitability and cash flow will increasingly improve over our investment time horizon. We believe Autodesk can generate attractive and sustainable revenue growth and faster operating margin expansion and free cash flow growth that is not currently reflected in the share price.

Visa is the largest payments technology company in the world, with a comprehensive offering of digital payment products including credit cards, debit cards — which Visa invented — and transaction security services known as tokenization. Visa has one of the world’s most recognized brands, which took decades and significant investment to build. Through its open-loop, multi-party system, Visa has built a massive global network, orchestrating transaction settlements between merchants, merchants’ banks, card-issuer banks and cardholders in more than 200 countries. A growing global network with 3.3 billion Visa-branded cards outstanding that are accepted by 54 million merchants worldwide creates a powerful virtuous cycle, reinforcing Visa’s difficult-to-replicate competitive advantages. During the period, Visa reported revenue and earnings that were strong and in-line with or better than market expectations. Payment volume growth in the

|  14

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

low double digits benefited from stronger global growth, but was twice the rate of growth in the approximately $45 trillion of global personal consumer expenditures, reflecting the strength of the ongoing, long-term secular shift from cash to electronic payments. Other areas of growth for Visa include expansion of its network capabilities into new segments such as person-to-person payments, business-to-business payments, and government and corporate disbursements to consumers. In aggregate, these new segments represent an estimated $30 trillion of addressable spending. We estimate Visa can generate double-digit cash flow growth over our forecast period. As the company continues to scale its businesses in regions around the world, we expect it will be able to increase cash flow growth, expand margins, and improve its return on invested capital. We believe the shares of Amazon, Autodesk and Visa trade at significant discounts to our estimates of intrinsic value and offer compelling reward-to-risk opportunities.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2008 through December 31, 2018

See notes to chart on page 17.

15  |

Top Ten Holdings as of December 31, 2018

	Security name	% of net assets
1	Alphabet, Inc., Class A	4.09%
2	Regeneron Pharmaceuticals, Inc.	3.86
3	Visa, Inc., Class A	3.83
4	Amazon.com, Inc.	3.65
5	Alibaba Group Holding Ltd., Sponsored ADR	2.82
6	Oracle Corp.	2.8
7	Facebook, Inc., Class A	2.54
8	Monster Beverage Corp.	2.38
9	Autodesk, Inc.	2.35
10	Expeditors International of Washington, Inc.	2.26

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

|  16

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Average Annual Total Returns — December 31, 20184

				Life of Class N	Expense Ratios[5]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 11/15/94)
NAV	-6.24%	9.85%	15.39%	—%	0.93%	0.93%

Class A (Inception 7/7/94)
NAV	-6.48	9.57	15.10	—	1.19	1.19
With 5.75% Maximum Sales Charge	-11.85	8.28	14.43	—

Class C (Inception 7/7/94)
NAV	-7.18	8.76	14.25	—	1.94	1.94
With CDSC[1]	-7.97	8.76	14.25	—

Class N (Inception 5/1/17)
NAV	-6.11	—	—	5.67	13.39	0.76

Comparative Performance
S&P 500® Index[2]	-4.38	8.49	13.12	5.03
Russell 1000® Index[3]	-4.78	8.21	13.28	4.68

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

17  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

|  18

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2018 through December 31, 2018. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

19  |

LOOMIS SAYLES MULTI-ASSET INCOME FUND	BEGINNING ACCOUNT VALUE 7/1/2018	ENDING ACCOUNT VALUE 12/31/2018	EXPENSES PAID DURING PERIOD* 7/1/2018 – 12/31/2018
Class A
Actual	$1,000.00	$928.90	$4.62
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84
Class C
Actual	$1,000.00	$925.70	$8.25
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64
Class N
Actual	$1,000.00	$929.90	$3.16
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31
Class Y
Actual	$1,000.00	$929.70	$3.40
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.95%, 1.70%, 0.65% and 0.70% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES STRATEGIC ALPHA FUND	BEGINNING ACCOUNT VALUE 7/1/2018	ENDING ACCOUNT VALUE 12/31/2018	EXPENSES PAID DURING PERIOD* 7/1/2018 – 12/31/2018
Class A
Actual	$1,000.00	$993.90	$5.03
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09
Class C
Actual	$1,000.00	$989.80	$8.78
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89
Class N
Actual	$1,000.00	$995.30	$3.57
Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.62
Class Y
Actual	$1,000.00	$994.00	$3.77
Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.82

*

Expenses are equal to the Fund’s annualized expense ratio: 1.00%, 1.75%, 0.71% and 0.75% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  20

NATIXIS U.S. EQUITY OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE 7/1/2018	ENDING ACCOUNT VALUE 12/31/2018	EXPENSES PAID DURING PERIOD* 7/1/2018 – 12/31/2018
Class A
Actual	$1,000.00	$899.10	$5.50
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85
Class C
Actual	$1,000.00	$895.80	$9.08
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.65
Class N
Actual	$1,000.00	$900.80	$3.64
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.87
Class Y
Actual	$1,000.00	$900.30	$4.31
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.15%, 1.90%, 0.76% and 0.90% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

21  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Multi-Asset Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 44.9% of Net Assets
Non-Convertible Bonds — 44.5%
	Banking — 14.6%
$610,000	Australia & New Zealand Banking Group Ltd., (fixed rate to 6/15/2026, variable rate thereafter), 6.750%, 144A(a)	$598,563
1,400,000	Banco Bilbao Vizcaya Argentaria S.A., (fixed rate to 11/16/2027, variable rate thereafter), 6.125%(a)	1,172,500
2,000,000	Banco Santander S.A., (fixed rate to 5/19/2019, variable rate thereafter), 6.375%(a)	1,910,572
650,000	BB&T Corp., MTN, 3.750%, 12/06/2023	655,469
1,600,000	BNP Paribas S.A., (fixed rate to 11/15/2027, variable rate thereafter), 5.125%, 144A(a)	1,384,000
1,400,000	Credit Agricole S.A., (fixed rate to 1/23/2024, variable rate thereafter), 7.875%, 144A(a)	1,398,172
580,000	Credit Suisse Group AG, (fixed rate to 12/11/2023, variable rate thereafter), 7.500%, 144A(a)	589,570
1,100,000	Credit Suisse Group AG, (fixed rate to 9/12/2025, variable rate thereafter), 7.250%, 144A(a)	1,037,685
1,560,000	HSBC Holdings PLC, (fixed rate to 3/23/2023, variable rate thereafter), 6.250%(a)	1,462,500
315,000	Intesa Sanpaolo SpA., (fixed rate to 5/16/2024, variable rate thereafter), 6.250%, (EUR)(a)	343,206
675,000	Lloyds Banking Group PLC, 3.750%, 1/11/2027	620,121
1,500,000	Macquarie Bank Ltd., (fixed rate to 3/08/2027, variable rate thereafter), 6.125%, 144A(a)	1,280,625
1,405,000	Royal Bank of Scotland Group PLC, (fixed rate to 8/10/2025, variable rate thereafter), 8.000%(a)	1,405,815
1,510,000	Societe Generale S.A., (fixed rate to 12/18/2023, variable rate thereafter), 7.875%, 144A(a)	1,493,012
1,800,000	Standard Chartered PLC, (fixed rate to 4/02/2023, variable rate thereafter), 7.750%, 144A(a)	1,773,000
310,000	UniCredit SpA., (fixed rate to 6/03/2023, variable rate thereafter), 6.625%, (EUR)(a)	333,585

		17,458,395

	Cable Satellite — 2.9%
625,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027, 144A	582,125
1,700,000	DISH DBS Corp., 5.000%, 3/15/2023	1,415,250
1,600,000	Telenet Finance Luxembourg Notes S.a.r.l., 5.500%, 3/01/2028, 144A	1,450,416

		3,447,791

	Chemicals — 0.8%
330,000	Dow Chemical Co. (The), 5.550%, 11/30/2048, 144A	334,604
650,000	Hercules LLC, 6.500%, 6/30/2029	648,375

		982,979

	Electric — 0.6%
640,000	Niagara Mohawk Power Corp., 4.278%, 12/15/2028, 144A	661,880

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Multi-Asset Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — 0.8%
$960,000	Aviation Capital Group LLC, 4.375%, 1/30/2024, 144A	$961,238

	Government Owned – No Guarantee — 1.2%
715,000	YPF S.A., 8.500%, 3/23/2021, 144A	707,714
740,000	YPF S.A., 8.750%, 4/04/2024, 144A	695,600

		1,403,314

	Healthcare — 0.6%
680,000	Vizient, Inc., 10.375%, 3/01/2024, 144A	720,800

	Independent Energy — 3.9%
1,170,000	Chesapeake Energy Corp., 8.000%, 6/15/2027	982,800
1,580,000	Gulfport Energy Corp., 6.375%, 1/15/2026	1,366,700
540,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	510,300
1,165,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	1,112,575
810,000	SM Energy Co., 6.750%, 9/15/2026	724,950

		4,697,325

	Life Insurance — 0.9%
1,095,000	Prudential Financial, Inc., (fixed rate to 9/15/2028, variable rate thereafter), 5.700%, 9/15/2048	1,018,350

	Metals & Mining — 1.9%
1,035,000	Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 7.500%, 5/01/2025, 144A	1,037,587
625,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	515,625
820,000	Stillwater Mining Co., 7.125%, 6/27/2025, 144A	754,925

		2,308,137

	Midstream — 2.7%
640,000	AmeriGas Partners LP/AmeriGas Finance Corp., 5.875%, 8/20/2026	584,000
1,120,000	EQM Midstream Partners LP, Series 10Y, 5.500%, 7/15/2028	1,096,927
1,020,000	Plains All American Pipeline LP, Series B, (fixed rate to 11/15/2022, variable rate thereafter), 6.125%(a)	856,800
730,000	Summit Midstream Partners LP, Series A, (fixed rate to 12/15/2022, variable rate thereafter), 9.500%(a)	674,710

		3,212,437

	Non-Agency Commercial Mortgage-Backed Securities — 0.3%
370,000	Commercial Mortgage Trust, Series 2016-SAVA, Class C, 1-month LIBOR + 3.000%, 5.349%, 10/15/2034, 144A(b)	369,789

	Oil Field Services — 1.5%
735,000	Noble Holding International Ltd., 7.875%, 2/01/2026, 144A	626,587
870,000	Transocean, Inc., 6.800%, 3/15/2038	578,550
625,000	Transocean, Inc., 8.375%, 12/15/2021	620,313

		1,825,450

	Property & Casualty Insurance — 1.6%
635,000	AON Corp., 4.500%, 12/15/2028	642,816
510,000	Ardonagh Midco 3 PLC, 8.375%, 7/15/2023, 144A, (GBP)	547,066

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Multi-Asset Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Property & Casualty Insurance — continued
$770,000	Assurant, Inc., (fixed rate to 3/27/2028, variable rate thereafter), 7.000%, 3/27/2048	$731,500

		1,921,382

	Sovereigns — 3.6%
19,205,000	Argentina Politica Monetaria, Argentina Central Bank 7-day Repo Reference Rate, 65.509%, 6/21/2020, (ARS)(c)	552,713
380,000	Ecuador Government International Bond, 7.875%, 1/23/2028	308,750
860,000	Kingdom of Bahrain, 6.125%, 7/05/2022, 144A	876,340
315,000	Kingdom of Bahrain, 6.125%, 8/01/2023	320,902
930,000	Republic of Argentina, 6.875%, 1/11/2048	647,513
1,105,000	Republic of Argentina, 6.875%, 4/22/2021	998,379
745,000	Republic of Oman, 5.625%, 1/17/2028, 144A	655,880

		4,360,477

	Technology — 0.6%
410,000	Dell International LLC/EMC Corp., 8.100%, 7/15/2036, 144A	445,608
290,000	Dell International LLC/EMC Corp., 8.350%, 7/15/2046, 144A	314,009

		759,617

	Treasuries — 4.6%
4,472(††)	Brazil Notas do Tesouro Nacional, 10.000%, 1/01/2029, (BRL)	1,154,648
18,000,000,000	Indonesia Treasury Bond, 7.000%, 5/15/2027, (IDR)	1,171,627
206,984(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	978,236
2,279,800,000	Republic of Colombia, Series B, 6.000%, 4/28/2028, (COP)	665,310
7,300,000	South Africa Government International Bond, Series R186, 10.500%, 12/21/2026, (ZAR)	551,946
895,000	U.S. Treasury Note, 3.125%, 11/15/2028	928,353

		5,450,120

	Utility Other — 0.4%
460,000	ACWA Power Management And Investments One Ltd., 5.950%, 12/15/2039, 144A	432,087

	Wireless — 0.5%
565,000	Sprint Corp., 7.625%, 3/01/2026	557,938

	Wirelines — 0.5%
640,000	British Telecommunications PLC, 5.125%, 12/04/2028	643,603

	Total Non-Convertible Bonds (Identified Cost $56,436,535)	53,193,109

Convertible Bonds — 0.4%
	Cable Satellite — 0.3%
400,000	DISH Network Corp., 3.375%, 8/15/2026	323,006

	Independent Energy — 0.0%
25,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	23,635

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Multi-Asset Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — 0.1%
$120,000	Nuance Communications, Inc., 1.250%, 4/01/2025	$105,209

	Total Convertible Bonds (Identified Cost $591,547)	451,850

	Total Bonds and Notes (Identified Cost $57,028,082)	53,644,959

Shares
Common Stocks — 33.0%
	Air Freight & Logistics — 0.1%
3,260	Oesterreichische Post AG	112,024

	Airlines — 0.2%
3,219	Delta Air Lines, Inc.	160,628
3,400	Japan Airlines Co. Ltd.	120,500

		281,128

	Automobiles — 0.5%
17,174	General Motors Co.	574,470

	Banks — 2.8%
93,793	Bank of America Corp.	2,311,060
1,272	BB&T Corp.	55,103
1,500	Canadian Imperial Bank of Commerce	111,720
5,030	Citigroup, Inc.	261,862
4,824	First Hawaiian, Inc.	108,588
1,508	JPMorgan Chase & Co.	147,211
39,100	Mizuho Financial Group, Inc.	60,497
2,700	National Bank of Canada	110,852
3,400	Sumitomo Mitsui Financial Group, Inc.	112,081
900	Toronto-Dominion Bank (The)	44,736

		3,323,710

	Beverages — 0.3%
1,600	Asahi Group Holdings Ltd.	62,006
1,093	Carlsberg AS, Class B	116,272
2,488	Molson Coors Brewing Co., Class B	139,726

		318,004

	Biotechnology — 2.9%
24,475	AbbVie, Inc.	2,256,350
5,614	Amgen, Inc.	1,092,878
2,669	Gilead Sciences, Inc.	166,946

		3,516,174

	Capital Markets — 0.2%
7,023	AllianceBernstein Holding LP	191,868

	Chemicals — 0.7%
7,984	Eastman Chemical Co.	583,710
2,421	LyondellBasell Industries NV, Class A	201,331

		785,041

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Commercial Services & Supplies — 0.0%
1,003	KAR Auction Services, Inc.	$47,863

	Communications Equipment — 0.2%
6,412	Cisco Systems, Inc.	277,832

	Construction & Engineering — 0.2%
3,268	ACS Actividades de Construccion y Servicios S.A.	126,495
869	Hochtief AG	117,360

		243,855

	Consumer Finance — 0.2%
3,000	Capital One Financial Corp.	226,770

	Containers & Packaging — 0.1%
4,161	International Paper Co.	167,938

	Diversified Telecommunication Services — 0.5%
21,125	AT&T, Inc.	602,907

	Electric Utilities — 1.4%
16,000	CK Infrastructure Holdings Ltd.	121,083
11,635	Contact Energy Ltd.	46,125
1,034	Duke Energy Corp.	89,234
1,449	Endesa S.A.	33,415
10,669	Enel SpA	61,851
1,799	Entergy Corp.	154,840
13,087	Exelon Corp.	590,224
3,494	FirstEnergy Corp.	131,200
48,410	Mercury NZ Ltd.	118,533
10,064	PPL Corp.	285,113

		1,631,618

	Entertainment — 0.8%
915	Cinemark Holdings, Inc.	32,757
10,212	Viacom, Inc., Class B	262,448
5,621	Walt Disney Co. (The)	616,343

		911,548

	Food & Staples Retailing — 0.2%
3,706	Walgreens Boots Alliance, Inc.	253,231

	Food Products — 0.1%
1,115	Hershey Co. (The)	119,506

	Gas Utilities — 0.1%
2,208	National Fuel Gas Co.	113,005

	Health Care Equipment & Supplies — 3.8%
32,872	Abbott Laboratories	2,377,632
12,515	Medtronic PLC	1,138,364
6,511	Stryker Corp.	1,020,599

		4,536,595

	Health Care Providers & Services — 1.8%
2,183	AmerisourceBergen Corp.	162,415

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Health Care Providers & Services — continued
3,039	CVS Health Corp.	$199,115
377	Encompass Health Corp.	23,261
6,866	UnitedHealth Group, Inc.	1,710,458

		2,095,249

	Hotels, Restaurants & Leisure — 1.1%
621	Darden Restaurants, Inc.	62,013
6,606	McDonald’s Corp.	1,173,028
703	Starbucks Corp.	45,273

		1,280,314

	Household Durables — 0.1%
4,800	Nikon Corp.	71,496
2,374	Persimmon PLC	58,462

		129,958

	Independent Power & Renewable Electricity Producers — 0.9%
76,321	AES Corp. (The)	1,103,602

	Industrial Conglomerates — 0.1%
59,000	NWS Holdings Ltd.	121,149

	Industrial Other — 0.0%
943	Iron Mountain, Inc.	30,563

	Insurance — 0.3%
4,444	MetLife, Inc.	182,471
2,080	Prudential Financial, Inc.	169,624

		352,095

	IT Services — 1.6%
1,915	Accenture PLC, Class A	270,034
1,903	Automatic Data Processing, Inc.	249,521
3,165	Booz Allen Hamilton Holding Corp.	142,647
1,900	Broadridge Financial Solutions, Inc.	182,875
5,221	Leidos Holdings, Inc.	275,251
927	MasterCard, Inc., Class A	174,879
4,456	Paychex, Inc.	290,308
7,335	Sabre Corp.	158,729
1,335	Visa, Inc., Class A	176,140

		1,920,384

	Leisure Products — 0.1%
3,000	Sankyo Co. Ltd.	114,091

	Machinery — 0.7%
4,126	Allison Transmission Holdings, Inc.	181,173
1,514	Cummins, Inc.	202,331
381	Hillenbrand, Inc.	14,451
1,421	Illinois Tool Works, Inc.	180,026
5,376	PACCAR, Inc.	307,185

		885,166

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Media — 1.5%
33,392	Comcast Corp., Class A	$1,136,998
11,755	Interpublic Group of Cos., Inc. (The)	242,506
4,034	Omnicom Group, Inc.	295,450
3,763	Sinclair Broadcast Group, Inc., Class A	99,117

		1,774,071

	Multi-Utilities — 0.6%
8,465	AGL Energy Ltd.	122,930
10,912	CenterPoint Energy, Inc.	308,046
2,510	Dominion Energy, Inc.	179,365
1,876	NorthWestern Corp.	111,509

		721,850

	Multiline Retail — 0.6%
4,210	Kohl’s Corp.	279,291
9,176	Macy’s, Inc.	273,261
1,553	Target Corp.	102,638

		655,190

	Oil, Gas & Consumable Fuels — 1.0%
1,626	Chevron Corp.	176,893
2,837	ConocoPhillips	176,887
1,938	CVR Energy, Inc.	66,822
2,693	Enagas S.A.	72,797
3,150	HollyFrontier Corp.	161,028
2,970	Marathon Petroleum Corp.	175,260
3,196	Occidental Petroleum Corp.	196,170
8,907	Plains GP Holdings LP, Class A(d)	179,031
899	Targa Resources Corp.	32,382

		1,237,270

	Paper & Forest Products — 0.2%
6,225	Domtar Corp.	218,684

	Pharmaceuticals — 2.0%
8,100	Astellas Pharma, Inc.	103,491
5,732	Bristol-Myers Squibb Co.	297,949
2,119	Johnson & Johnson	273,457
18,594	Merck & Co., Inc.	1,420,768
6,865	Pfizer, Inc.	299,657

		2,395,322

	Professional Services — 0.2%
4,995	Robert Half International, Inc.	285,714

	Real Estate Management & Development — 0.2%
1,310	Aroundtown S.A.	10,868
1,216	Castellum AB	22,470
3,500	CK Asset Holdings Ltd.	25,608
1,000	Daiwa House Industry Co. Ltd.	31,898
1,184	Entra ASA, 144A	15,769
2,513	Fabege AB	33,589

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Real Estate Management & Development — continued
454	Grand City Properties S.A.	$9,868
4,900	Hongkong Land Holdings Ltd.	30,890
10,000	K Wah International Holdings Ltd.	4,750
2,000	Kerry Properties Ltd.	6,826
4,800	Swire Properties Ltd.	16,866
242	TLG Immobilien AG	6,695
43	Vonovia SE	1,938

		218,035

	REITs – Apartments — 0.0%
78	Invincible Investment Corp.	32,170

	REITs – Diversified — 0.1%
76	Equinix, Inc.	26,795
2,300	Mapletree Logistics Trust	2,128
288	NexPoint Residential Trust, Inc.	10,094
1,849	Preferred Apartment Communities, Inc., Class A	25,997
233	PS Business Parks, Inc.	30,523
2,111	UMH Properties, Inc.	24,994

		120,531

	REITs – Health Care — 0.0%
662	CareTrust REIT, Inc.	12,221
847	Omega Healthcare Investors, Inc.	29,772

		41,993

	REITs – Hotels — 0.1%
3,296	Braemar Hotels & Resorts, Inc.	29,434
1,152	Hersha Hospitality Trust	20,206
525	Hospitality Properties Trust	12,537
44	Japan Hotel REIT Investment Corp.	31,406
1,306	Xenia Hotels & Resorts, Inc.	22,463

		116,046

	REITs – Manufactured Homes — 0.0%
317	Equity Lifestyle Properties, Inc.	30,790

	REITs – Office Property — 0.1%
46,000	Champion REIT	31,473
18,361	Green REIT PLC	28,395
5	Mori Trust Sogo REIT, Inc.	7,280
5	One REIT, Inc.	12,142
2,281	VEREIT, Inc.	16,309

		95,599

	REITs – Regional Malls — 0.0%
244	Taubman Centers, Inc.	11,100
550	Washington Prime Group, Inc.	2,673

		13,773

	REITs – Shopping Centers — 0.1%
23	AEON REIT Investment Corp.	26,476

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	REITs – Shopping Centers — continued
7	Frontier Real Estate Investment Corp.	$27,788
3,000	Link REIT	30,413
369	Retail Value, Inc.	9,443
312	Urstadt Biddle Properties, Inc., Class A	5,996

		100,116

	REITs – Single Tenant — 0.1%
301	National Retail Properties, Inc.	14,602
271	Realty Income Corp.	17,084
192	Spirit Realty Capital, Inc.	6,768
1,059	STORE Capital Corp.	29,980

		68,434

	REITs – Storage — 0.1%
326	Extra Space Storage, Inc.	29,497
322	Life Storage, Inc.	29,943
1,101	National Storage Affiliates Trust	29,132
145	Public Storage	29,349

		117,921

	REITs – Warehouse/Industrials — 0.0%
24	EastGroup Properties, Inc.	2,202
300	Granite Real Estate Investment Trust	11,693
13,950	Hansteen Holdings PLC	16,474
67	Rexford Industrial Realty, Inc.	1,974

		32,343

	Semiconductors & Semiconductor Equipment — 0.1%
1,095	KLA-Tencor Corp.	97,991

	Software — 2.1%
4,234	j2 Global, Inc.	293,755
22,282	Microsoft Corp.	2,263,183

		2,556,938

	Specialty Retail — 0.5%
4,742	Best Buy Co., Inc.	251,136
503	Dick’s Sporting Goods, Inc.	15,694
3,999	Foot Locker, Inc.	212,747
1,214	Williams-Sonoma, Inc.	61,246

		540,823

	Technology Hardware, Storage & Peripherals — 0.2%
4,942	Hewlett Packard Enterprise Co.	65,284
5,349	HP, Inc.	109,440

		174,724

	Textiles, Apparel & Luxury Goods — 0.1%
1,641	Ralph Lauren Corp.	169,778

	Thrifts & Mortgage Finance — 0.1%
3,800	Genworth MI Canada, Inc.	111,896

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Tobacco — 0.6%
5,667	Altria Group, Inc.	$279,893
3,073	British American Tobacco PLC	97,780
3,827	Imperial Brands PLC	116,156
3,610	Philip Morris International, Inc.	241,004

		734,833

	Trading Companies & Distributors — 0.3%
16,200	Marubeni Corp.	113,667
2,800	Mitsubishi Corp.	76,766
7,300	Mitsui & Co. Ltd.	112,152
7,600	Sumitomo Corp.	107,835

		410,420

	Wireless Telecommunication Services — 0.1%
4,500	NTT DOCOMO, Inc.	101,111

	Total Common Stocks (Identified Cost $42,882,558)	39,442,024

Principal Amount (‡)
Senior Loans — 8.2%
	Airlines — 1.8%
$2,063,636	Gol LuxCo S.A., 1st Lien Term Loan, 6.500%, 8/31/2020	2,110,068

	Building Materials — 0.9%
1,126,401	CPG International, Inc., 2017 Term Loan, 6-month LIBOR + 3.750%, 6.633%, 5/05/2024(b)	1,078,529

	Chemicals — 0.5%
332,384	ASP Chromaflo Dutch I BV, Term Loan B2, 1-month LIBOR + 3.500%, 6.022%, 11/20/2023(b)	322,827
255,617	ASP Chromaflo Intermediate Holdings, Inc., Term Loan B1, 1-month LIBOR + 3.500%, 6.022%, 11/18/2023(b)	248,268

		571,095

	Financial Other — 0.9%
1,138,482	Wall Street Systems Delaware, Inc., 2017 Term Loan B, 1-month LIBOR + 3.000%, 5.522%, 11/21/2024(b)	1,056,887

	Independent Energy — 0.7%
1,100,000	Gavilan Resources LLC, 2nd Lien Term Loan, 1-month LIBOR + 6.000%, 8.504%, 3/01/2024(b)	833,250
27,214	MEG Energy Corp., 2017 Term Loan B, 1-month LIBOR + 3.500%, 6.030%, 12/31/2023(b)	26,567

		859,817

	Lodging — 0.5%
606,700	Hilton Worldwide Finance LLC, Term Loan B2, 1-month LIBOR + 1.750%, 4.256%, 10/25/2023(b)	583,949

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Multi-Asset Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Media Entertainment — 0.5%
$668,869	LSC Communications, Inc., 2017 Term Loan B, 1-month LIBOR + 5.500%, 8.022%, 9/30/2022(b)	$658,836

	Refining — 0.3%
401,963	Delek U.S. Holdings, Inc., 2018 Term Loan B, 1-month LIBOR + 2.250%, 4.772%, 3/31/2025(b)	391,580

	Retailers — 0.9%
1,103,763	Staples, Inc., 2017 Term Loan B, 3-month LIBOR + 4.000%, 6.541%, 9/12/2024(b)	1,055,937

	Wireless — 1.2%
1,492,500	Asurion LLC, 2018 Term Loan B7, 1-month LIBOR + 3.000%, 5.522%, 11/03/2024(b)	1,424,875

	Total Senior Loans (Identified Cost $10,280,056)	9,791,573

Shares
Exchange Traded Funds & Notes — 6.9%
606,468	Alerian MLP ETF	5,294,466
130,000	JPMorgan Alerian MLP Index ETN	2,901,600

	Total Exchange Traded Funds & Notes (Identified Cost $9,915,646)	8,196,066

Preferred Stocks — 1.3%
Non-Convertible Preferred Stocks — 0.9%
	Midstream — 0.3%
14,215	Energy Transfer Operating LP, Series C, (fixed rate to 5/15/2023, variable rate thereafter), 7.375%	312,872

	Property & Casualty Insurance — 0.6%
30,000	Allstate Corp. (The), Series G, 5.625%	718,500

	Total Non-Convertible Preferred Stocks (Identified Cost $1,105,375)	1,031,372

Convertible Preferred Stock — 0.4%
	Midstream — 0.4%
932	Chesapeake Energy Corp., 5.750% (Identified Cost $631,845)	480,774

	Total Preferred Stocks (Identified Cost $1,737,220)	1,512,146

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Multi-Asset Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 6.8%
$8,096,724	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2018 at 1.500% to be repurchased at $8,097,399 on 1/02/2019 collateralized by $6,035,000 U.S. Treasury Inflation Indexed Bond, 2.125% due 2/15/2041 valued at $8,261,094 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $8,096,724)	$8,096,724

	Total Investments — 101.1% (Identified Cost $129,940,286)	120,683,492
	Other assets less liabilities — (1.1)%	(1,263,050)

	Net Assets — 100.0%	$119,420,442

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Perpetual bond with no specified maturity date.
(b)	Variable rate security. Rate as of December 31, 2018 is disclosed.
(c)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2018 is disclosed.
(d)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the value of Rule 144A holdings amounted to $23,883,151 or 20.0% of net assets.
ETF	Exchange-Traded Fund
ETN	Exchange-Traded Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
MXN	Mexican Peso
ZAR	South African Rand

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Multi-Asset Income Fund – (continued)

Industry Summary at December 31, 2018

Banking	14.6%
Independent Energy	4.6
Treasuries	4.6
Health Care Equipment & Supplies	3.8
Sovereigns	3.6
Midstream	3.4
Cable Satellite	3.2
Biotechnology	2.9
Banks	2.8
Integrated Energy	2.4
Property & Casualty Insurance	2.2
Software	2.1
Pharmaceuticals	2.0
Airlines	2.0
Chemicals	2.0
Other Investments, less than 2% each	33.6
Short-Term Investments	6.8
Exchange-Traded Funds	4.5

Total Investments	101.1
Other assets less liabilities	(1.1)

Net Assets	100.0%

Currency Exposure Summary at December 31, 2018

United States Dollar	92.6%
Other, less than 2% each	8.5

Total Investments	101.1
Other assets less liabilities	(1.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 64.7% of Net Assets
Non-Convertible Bonds — 63.1%
	ABS Car Loan — 11.4%
$447,112	ACC Trust, Series 2018-1, Class A, 3.700%, 12/21/2020, 144A	$447,314
510,199	Ally Auto Receivables Trust, Series 2016-3, Class A3, 1.440%, 8/17/2020(a)	508,378
1,455,000	AmeriCredit Automobile Receivables Trust, Series 2015-4, Class D, 3.720%, 12/08/2021(a)	1,461,995
295,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class D, 3.650%, 5/09/2022(a)	297,417
5,478,849	AmeriCredit Automobile Receivables Trust, Series 2017-3, Class A2B, 1-month LIBOR + 0.240%, 2.695%, 12/18/2020(b)	5,479,725
2,805,000	AmeriCredit Automobile Receivables Trust, Series 2018-2, Class D, 4.010%, 7/18/2024	2,842,559
4,320,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class A2B, 1-month LIBOR + 0.250%, 2.705%, 1/18/2022(b)	4,320,099
3,845,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class D, 4.040%, 11/18/2024	3,892,624
1,451,321	BMW Vehicle Owner Trust, Series 2018-A, Class A2B, 1-month LIBOR + 0.007%, 2.576%, 11/25/2020(a)(b)	1,451,058
1,785,000	California Republic Auto Receivables Trust, Series 2018-1, Class D, 4.330%, 4/15/2025	1,807,006
1,001,886	CarMax Auto Owner Trust, Series 2018-1, Class A2B, 1-month LIBOR + 0.150%, 2.605%, 5/17/2021(a)(b)	1,001,415
1,435,000	CarMax Auto Owner Trust, Series 2018-2, Class D, 3.990%, 4/15/2025	1,449,280
6,700,000	CarMax Auto Owner Trust, Series 2018-3, Class A2B, 1-month LIBOR + 0.200%, 2.655%, 10/15/2021(b)	6,696,365
5,075,000	CarMax Auto Owner Trust, Series 2018-4, Class A2B, 1-month LIBOR + 0.200%, 2.655%, 2/15/2022(b)	5,075,168
1,125,000	CarMax Auto Owner Trust, Series 2018-4, Class D, 4.150%, 4/15/2025	1,147,569
284,085	CIG Auto Receivables Trust, Series 2017-1A, Class A, 2.710%, 5/15/2023, 144A(a)	282,358
550,193	CPS Auto Receivables Trust, Series 2014-D, Class C, 4.350%, 11/16/2020, 144A(a)	552,270
815,000	CPS Auto Receivables Trust, Series 2017-D, Class D, 3.730%, 9/15/2023, 144A(a)	813,159
230,000	CPS Auto Receivables Trust, Series 2018-A, Class C, 3.050%, 12/15/2023, 144A(a)	228,311
1,795,000	CPS Auto Trust, Series 2018-D, Class C, 3.830%, 9/15/2023, 144A	1,814,078
1,205,000	Credit Acceptance Auto Loan Trust, Series 2018-2A, Class C, 4.160%, 9/15/2027, 144A	1,222,645
1,672,084	Drive Auto Receivables Trust, Series 2016-CA, Class C, 3.020%, 11/15/2021, 144A(a)	1,671,102
2,955,000	Drive Auto Receivables Trust, Series 2018-1, Class D, 3.810%, 5/15/2024(a)	2,959,787
5,320,000	Drive Auto Receivables Trust, Series 2018-4, Class A2B, 1-month LIBOR + 0.270%, 2.725%, 10/15/2020(b)	5,316,828

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Car Loan — continued
$5,755,000	Drive Auto Receivables Trust, Series 2018-5, Class A2B, 1-month LIBOR + 0.320%, 2.775%, 7/15/2021(b)	$5,746,636
2,395,000	Drive Auto Receivables Trust, Series 2018-5, Class D, 4.300%, 4/15/2026	2,425,920
2,155,000	DT Auto Owner Trust, Series 2018-3A, Class C, 3.790%, 7/15/2024, 144A	2,163,928
733,849	DT Auto Owner Trust, Series 2015-2A, Class D, 4.250%, 2/15/2022, 144A(a)	735,443
4,014,517	DT Auto Owner Trust, Series 2016-1A, Class D, 4.660%, 12/15/2022, 144A(a)	4,037,995
3,045,000	DT Auto Owner Trust, Series 2016-2A, Class D, 5.430%, 11/15/2022, 144A(a)	3,076,776
1,390,000	DT Auto Owner Trust, Series 2018-2A, Class D, 4.150%, 3/15/2024, 144A	1,398,485
440,000	First Investors Auto Owner Trust, Series 2014-2A, Class D, 3.470%, 2/15/2021, 144A(a)	439,982
345,000	First Investors Auto Owner Trust, Series 2015-1A, Class D, 3.590%, 1/18/2022, 144A(a)	344,967
1,710,000	First Investors Auto Owner Trust, Series 2015-2A, Class D, 4.220%, 12/15/2021, 144A(a)	1,720,315
220,000	First Investors Auto Owner Trust, Series 2016-2A, Class D, 3.350%, 11/15/2022, 144A(a)	218,364
605,000	Flagship Credit Auto Trust, Series 2015-1, Class C, 3.760%, 6/15/2021, 144A(a)	606,954
650,000	Flagship Credit Auto Trust, Series 2016-3, Class D, 3.890%, 11/15/2022, 144A(a)	653,150
4,120,000	Ford Credit Auto Lease Trust, Series 2018-B, Class A2B, 1-month LIBOR + 0.160%, 2.615%, 4/15/2021(b)	4,113,258
1,260,000	GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.780%, 8/15/2023, 144A	1,265,573
5,495,000	GM Financial Automobile Leasing Trust, Series 2018-3, Class A2B, 1-month LIBOR + 0.170%, 2.640%, 9/21/2020(b)	5,488,319
5,610,000	GM Financial Consumer Automobile Receivables Trust, Series 2018-3, Class A2B, 1-month LIBOR + 0.110%, 2.565%, 7/16/2021(b)	5,610,794
1,362,000	Hertz Vehicle Financing II LP, Series 2017-2A, Class A, 3.290%, 10/25/2023, 144A(a)	1,344,640
532,363	Honda Auto Receivables Owner Trust, Series 2016-2, Class A3, 1.390%, 4/15/2020(a)	530,256
1,059,824	Honda Auto Receivables Owner Trust, Series 2017-1, Class A3, 1.720%, 7/21/2021(a)	1,050,712
5,095,000	Honda Auto Receivables Owner Trust, Series 2018-1, Class A3, 2.640%, 2/15/2022(a)	5,064,703
3,045,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A1, 1-month LIBOR + 0.850%, 3.305%, 4/18/2022, 144A(a)(b)	3,061,861
4,355,000	NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A1, 1-month LIBOR + 0.680%, 3.135%, 10/17/2022, 144A(a)(b)	4,364,009
2,590,000	NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A1, 1-month LIBOR + 0.640%, 3.095%, 2/15/2023, 144A(a)(b)	2,587,705
2,820,000	NextGear Floorplan Master Owner trust, Series 2018-2A, Class A1, 1-month LIBOR + 0.600%, 3.055%, 10/16/2023, 144A(b)	2,821,347

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Car Loan — continued
$582,137	Nissan Auto Receivables Owner Trust, Series 2016-C, Class A3, 1.180%, 1/15/2021(a)	$576,675
54,337	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A2B, 1-month LIBOR + 0.060%, 2.515%, 1/15/2020(a)(b)	54,338
1,525,000	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A3, 1.740%, 8/16/2021(a)	1,510,813
3,220,000	Nissan Auto Receivables Owner Trust, Series 2018-A, Class A3, 2.650%, 5/16/2022(a)	3,204,671
3,285,000	Nissan Auto Receivables Owner Trust, Series 2018-B, Class A2B, 1-month LIBOR + 0.100%, 2.555%, 7/15/2021(b)	3,283,177
6,465,000	Nissan Auto Receivables Owner Trust, Series 2018-C, Class A2B, 1-month LIBOR + 0.170%, 2.485%, 10/15/2021(b)	6,459,007
3,045,000	Prestige Auto Receivables Trust, Series 2016-1A, Class D, 5.150%, 11/15/2021, 144A(a)	3,101,594
3,585,000	Santander Drive Auto Receivables Trust, Series 2018-2, Class D, 3.880%, 2/15/2024	3,615,074
5,125,000	Santander Drive Auto Receivables Trust, Series 2018-5, Class A2B, 1-month LIBOR + 0.230%, 2.685%, 7/15/2021(b)	5,125,203
2,720,000	Santander Drive Auto Receivables Trust, Series 2018-5, Class C, 3.810%, 12/16/2024	2,738,841
353,000	Tidewater Auto Receivables Trust, Series 2018-AA, Class D, 4.300%, 11/15/2024, 144A	355,357
331,633	Toyota Auto Receivables Owner Trust, Series 2016-C, Class A3, 1.140%, 8/17/2020(a)	329,456
338,154	Toyota Auto Receivables Owner Trust, Series 2017-B, Class A2B, 1-month LIBOR + 0.060%, 2.515%, 1/15/2020(a)(b)	338,154
4,970,000	Toyota Auto Receivables Owner Trust, Series 2018-C, Class A2B, 1-month LIBOR + 0.120%, 2.575%, 8/16/2021(b)	4,970,111
233,124	USAA Auto Owner Trust, Series 2016-1, Class A3, 1.200%, 6/15/2020(a)	232,653
454,624	Veros Automobile Receivables Trust, Series 2017-1, Class A, 2.840%, 4/17/2023, 144A(a)	453,270
3,400,000	Volkswagen Auto Loan Enhanced Trust, Series 2018-1, Class A2B, 1-month LIBOR + 0.180%, 2.650%, 7/20/2021(b)	3,400,970
4,605,000	Volvo Financial Equipment Master Owner Trust, Series 2018-A, Class A, 1-month LIBOR + 0.520%, 2.975%, 7/17/2023, 144A(b)	4,653,398
595,000	Westlake Automobile Receivables Trust, Series 2017-1A, Class D, 3.460%, 10/17/2022, 144A(a)	592,716
740,000	Westlake Automobile Receivables Trust, Series 2018-1A, Class D, 3.410%, 5/15/2023, 144A(a)	734,729
5,705,000	Westlake Automobile Receivables Trust, Series 2018-3A, Class A2B, 1-month LIBOR + 0.350%, 2.805%, 1/18/2022, 144A(b)	5,706,296
1,140,000	Westlake Automobile Receivables Trust, Series 2018-3A, Class D, 4.000%, 10/16/2023, 144A	1,143,803
4,865,000	World Omni Automobile Lease Securitization Trust, Series 18-B, Class A2B, 1-month LIBOR + 0.180%, 2.635%, 6/15/2021(b)	4,858,780

		171,049,688

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Credit Card — 4.1%
$5,420,000	American Express Credit Account Master Trust, Series 2017-6, Class A, 2.040%, 5/15/2023(a)	$5,336,425
3,790,000	American Express Credit Account Master Trust, Series 2018-8, Class A, 3.180%, 4/15/2024	3,820,396
2,050,000	BA Credit Card Trust, Series 2014-A1, Class A, 1-month LIBOR + 0.380%, 2.835%, 6/15/2021(a)(b)	2,050,153
995,000	Bank of America Credit Card Trust, Series 2016-A1, Class A, 1-month LIBOR + 0.390%, 2.845%, 10/15/2021(a)(b)	995,644
4,385,000	Bank of America Credit Card Trust, Series 2017-A1, Class A1, 1.950%, 8/15/2022(a)	4,332,664
5,875,000	Bank of America Credit Card Trust, Series 2018-A1, Class A1, 2.700%, 7/17/2023(a)	5,853,904
2,585,000	Capital One Multi-Asset Execution Trust, Series 2017-A1, Class A1, 2.000%, 1/17/2023(a)	2,556,579
3,500,000	Chase Issuance Trust, Series 2015-A4, Class A4, 1.840%, 4/15/2022(a)	3,447,698
3,120,000	Chase Issuance Trust, Series 2016-A2, Class A, 1.370%, 6/15/2021(a)	3,096,538
5,800,000	Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.750%, 11/19/2021(a)	5,738,454
5,520,000	Citibank Credit Card Issuance Trust, Series 2017-A8, Class A8, 1.860%, 8/08/2022(a)	5,430,047
6,025,000	Citibank Credit Card Issuance Trust, Series 2018-A1, Class A1, 2.490%, 1/20/2023(a)	5,976,415
6,880,000	Discover Card Execution Note Trust, Series 2018-A5, Class A5, 3.320%, 3/15/2024(a)	6,963,783
5,425,000	Discover Card Execution Note Trust, Series 2018-A3, Class A3, 1-month LIBOR + 0.230%, 2.685%, 12/15/2023(b)	5,406,751

		61,005,451

	ABS Home Equity — 8.8%
493,951	Adjustable Rate Mortgage Trust, Series 2004-4, Class 3A1, 4.234%, 3/25/2035(a)(c)	492,543
1,001,991	Adjustable Rate Mortgage Trust, Series 2005-1, Class 3A1, 4.242%, 5/25/2035(a)(c)	1,008,493
1,046,314	Ajax Mortgage Loan Trust, Series 2016-C, Class A, 4.000%, 10/25/2057, 144A(a)(c)	1,045,078
332,364	Ajax Mortgage Loan Trust, Series 2017-A, Class A, 3.470%, 4/25/2057, 144A(a)(c)	329,662
1,392,094	Ajax Mortgage Loan Trust, Series 2017-B, Class A, 3.163%, 9/25/2056, 144A(a)(c)	1,374,067
390,220	Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034(a)	400,141
444,065	Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034(a)	454,660
303,858	Alternative Loan Trust, Series 2004-28CB, Class 5A1, 5.750%, 1/25/2035	301,382
764,719	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025	777,466
300,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A(a)	317,722
2,170,000	American Homes 4 Rent, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A(a)	2,389,370

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$1,200,000	American Homes 4 Rent, Series 2014-SFR3, Class E, 6.418%, 12/17/2036, 144A(a)	$1,335,973
605,028	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	617,355
1,154,137	Banc of America Funding Trust, Series 2004-B, Class 4A2, 4.285%, 11/20/2034(c)	1,132,356
328,160	Banc of America Funding Trust, Series 2005-5, Class 1A1, 5.500%, 9/25/2035	348,173
687,122	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	724,270
467,097	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	460,786
1,182,923	Banc of America Mortgage Trust, Series 2005-I, Class 4A1, 4.099%, 10/25/2035(c)	1,134,525
439,179	Bayview Opportunity Master Fund IIIa Trust, Series 2017-RN8, Class A1, 3.352%, 11/28/2032, 144A(c)	437,279
529,639	Bayview Opportunity Master Fund IV Trust, Series 2018-RN2, Class A1, 3.598%, 2/25/2033, 144A(a)(c)	525,545
227,428	Bayview Opportunity Master Fund IVa Trust, Series 2018-RN1, Class A1, 3.278%, 1/28/2033, 144A(a)(c)	227,491
2,383,712	Bayview Opportunity Master Fund IVb Trust, Series 2018-RN9, Class A1, 4.213%, 10/29/2033, 144A(c)	2,385,269
747,927	Bayview Opportunity Master Fund Trust, Series 2018-RN3, Class A1, 3.672%, 3/28/2033, 144A(a)(c)	747,248
480,264	Bayview Opportunity Master Fund Trust, Series 2018-RN5, Class A1, 3.820%, 4/28/2033, 144A(c)	479,608
1,184,893	Bayview Opportunity Master Fund Trust, Series 2018-RN8, Class A1, 4.066%, 9/28/2033, 144A(c)	1,186,114
420,233	BCAP LLC Trust, Series 2007-AA2, Class 22A1, 6.000%, 3/25/2022	417,438
377,662	CAM Mortgage Trust, Series 2018-1, Class A1, 3.960%, 12/01/2065, 144A(c)	380,193
421,011	CHL Mortgage Pass-Through Trust, Series 2004-12, Class 8A1, 4.441%, 8/25/2034(c)	414,107
1,230,746	Citigroup Mortgage Loan Trust, Series 2018-A, Class A1, 4.000%, 1/25/2068, 144A(c)	1,231,920
2,991,220	Citigroup Mortgage Loan Trust, Series 2018-C, Class A1, 4.125%, 3/25/2059, 144A(c)	3,017,733
1,254,329	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A3, 4.539%, 8/25/2035(c)	1,239,257
2,200,000	Colony American Finance Ltd., Series 2015-1, Class D, 5.649%, 10/15/2047, 144A	2,205,982
1,065,000	Colony American Finance Ltd., Series 2016-1, Class C, 4.638%, 6/15/2048, 144A(a)(c)	1,061,361
1,045,096	Colony Starwood Homes Trust, Series 2016-2A, Class E, 1-month LIBOR + 3.350%, 5.805%, 12/17/2033, 144A(b)	1,050,756
580,013	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033(a)	586,776

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$529,321	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A11, 5.500%, 8/25/2034	$546,154
1,047,989	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034	1,084,372
503,163	Countrywide Alternative Loan Trust, Series 2004-J3, Class 1A1, 5.500%, 4/25/2034(a)	510,168
1	Countrywide Alternative Loan Trust, Series 2004-J7, Class 1A5, 4.867%, 8/25/2034(a)(c)(d)(e)	1
71,476	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 4.172%, 9/20/2034(a)(c)	69,071
523,707	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR26, Class 7A1, 4.350%, 11/25/2033(a)(c)	526,070
297,526	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 4A1, 4.567%, 12/25/2033(a)(c)	300,554
2,878,375	Credit Suisse Mortgage Trust, Series 2018-RPL2, Class A1, 4.030%, 8/25/2062, 144A(c)	2,866,391
1,199,558	Credit Suisse Mortgage Trust, Series 2018-RPL7, Class A1, 4.000%, 8/26/2058, 144A	1,197,548
197,782	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 4A4, 5.750%, 11/25/2033(a)	200,750
722,542	Deutsche Mortgage Securities, Inc., Series 2004-4, Class 7AR1, 1-month LIBOR + 0.350%, 2.856%, 6/25/2034(b)	702,108
600,906	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 2.800%, 9/19/2045(b)	488,486
1,581,480	Dukinfield II PLC, Series 2, Class A, GBP 3-month LIBOR + 1.250%, 2.158%, 12/20/2052, (GBP)(a)(b)	2,022,241
565,585	Eurosail PLC, Series 2007-2X, Class A3C, GBP 3-month LIBOR + 0.150%, 1.050%, 3/13/2045, (GBP)(a)(b)	698,363
1,505,000	Federal National Mortgage Association, Series 2017-C05, Class 1M2, 1-month LIBOR + 2.200%, 4.706%, 1/25/2030(b)	1,507,921
320,000	Federal National Mortgage Association, Series 2017-C07, Class 1M2, 1-month LIBOR + 2.400%, 4.906%, 5/25/2030(b)	322,287
1,269,744	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M2, 1-month LIBOR + 2.200%, 4.706%, 2/25/2024(a)(b)	1,293,097
666,332	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN2, Class M2, 1-month LIBOR + 1.650%, 4.156%, 4/25/2024(a)(b)	671,282
2,079,540	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 1-month LIBOR + 1.850%, 4.356%, 10/25/2027(a)(b)	2,105,179
130,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class M2, 1-month LIBOR + 1.800%, 4.306%, 7/25/2030(b)	124,857
565,126	GCAT LLC, Series 2017-2, Class A1, 3.500%, 4/25/2047, 144A(a)(c)	560,535
956,481	GCAT LLC, Series 2018-1, Class A1, 3.844%, 6/25/2048, 144A(c)	949,070
2,091,433	GCAT LLC, Series 2018-2, Class A1, 4.090%, 6/26/2023, 144A(c)	2,093,548

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$267,920	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 4.268%, 7/19/2035(c)	$260,013
1,948,972	Gosforth Funding PLC, Series 2018-1A, Class A1, 3-month LIBOR + 0.450%, 3.139%, 8/25/2060, 144A(b)	1,940,837
234,619	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1, 4.202%, 7/25/2035(c)	229,727
1,115,000	Home Partners of America Trust, Series 2016-2, Class E, 1-month LIBOR + 3.780%, 6.235%, 10/17/2033, 144A(b)	1,117,945
1,123,000	Home Partners of America Trust, Series 2016-2, Class F, 1-month LIBOR + 4.700%, 7.155%, 10/17/2033, 144A(b)	1,123,001
2,154,510	IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1, 1-month LIBOR + 0.780%, 3.286%, 12/25/2034(b)	1,909,917
2,525,087	IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 4A, 4.558%, 10/25/2034(c)	2,598,635
718,219	IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A5, 1-month LIBOR + 1.220%, 3.726%, 9/25/2034(b)	653,846
1,243,171	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 1-month LIBOR + 0.640%, 3.146%, 7/25/2045(b)	1,198,643
3,016,011	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1, 1-month LIBOR + 0.210%, 2.716%, 2/25/2046(b)	2,540,990
2,615,000	Invitation Homes Trust, Series 2018-SFR1, Class E, 1-month LIBOR + 2.000%, 4.455%, 3/17/2037, 144A(b)	2,580,585
4,475,000	Invitation Homes Trust, Series 2018-SFR2, Class E, 1-month LIBOR + 2.000%, 4.455%, 6/17/2037, 144A(b)	4,423,110
449,418	JPMorgan Mortgage Trust, Series 2003-A2, Class 3A1, 4.115%, 11/25/2033(a)(c)	452,802
1,461,762	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	1,516,241
1,039,862	JPMorgan Mortgage Trust, Series 2005-A2, Class 3A2, 3.807%, 4/25/2035(a)(c)	1,045,733
207,226	JPMorgan Mortgage Trust, Series 2005-A3, Class 4A1, 4.714%, 6/25/2035(a)(c)	209,076
764,683	JPMorgan Mortgage Trust, Series 2006-A1, Class 1A2, 4.688%, 2/25/2036(c)	706,213
442,534	Lehman XS Trust, Series 2005-7N, Class 3A1, 1-month LIBOR + 0.280%, 2.786%, 12/25/2035(b)	386,266
565,812	Lehman XS Trust, Series 2006-2N, Class 1A1, 1-month LIBOR + 0.260%, 2.766%, 2/25/2046(b)	517,465
486,868	Ludgate Funding PLC, Series 2007-1, Class A2B, 3-month EURIBOR + 0.160%, Zero Coupon, 1/01/2061, (EUR)(a)(b)	518,657
1,769,312	Ludgate Funding PLC, Series 2008-W1X, Class A1, GBP 3-month LIBOR + 0.600%, 1.399%, 1/01/2061, (GBP)(a)(b)	2,143,109
343,025	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 4.759%, 5/25/2034(a)(c)	338,232
1,172,322	MASTR Adjustable Rate Mortgages Trust, Series 2004-7, Class 3A1, 4.201%, 7/25/2034(a)(c)	1,144,003
249,951	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1, 4.361%, 4/25/2036(c)	248,362

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$376,694	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033(a)	$388,763
399,459	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034(a)	409,607
499,436	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034(a)	517,347
1,365,349	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	1,454,128
140,460	MLCC Mortgage Investors, Inc., Series 2006-2, Class 2A, 4.185%, 5/25/2036(a)(c)	141,571
541,421	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035	499,001
1,005,591	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	1,023,548
699,726	Newgate Funding PLC, Series 2007-3X, Class A2B, 3-month EURIBOR + 0.600%, 0.289%, 12/15/2050, (EUR)(a)(b)	767,956
73,432	NYMT Residential LLC, Series 2016-RP1A, Class A, 4.000%, 3/25/2021, 144A(a)(c)	73,253
1,153,345	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL1, Class A1, 3.000%, 6/25/2057, 144A(a)(c)	1,130,045
2,296,635	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2, Class A1, 3.000%, 7/25/2057, 144A(a)(c)	2,245,758
2,512,920	Preston Ridge Partners Mortgage LLC, Series 2017-2A, Class A1, 3.470%, 9/25/2022, 144A(a)(c)	2,490,742
1,165,000	Preston Ridge Partners Mortgage LLC, Series 2017-2A, Class A2, 5.000%, 9/25/2022, 144A(c)	1,154,409
1,089,254	Preston Ridge Partners Mortgage LLC, Series 2017-3A, Class A1, 3.470%, 11/25/2022, 144A(a)(c)	1,082,119
405,000	Preston Ridge Partners Mortgage LLC, Series 2017-3A, Class A2, 5.000%, 11/25/2022, 144A(c)	397,506
895,000	Preston Ridge Partners Mortgage LLC, Series 2018-1A, Class A2, 5.000%, 4/25/2023, 144A(c)	877,251
1,560,781	RCO Mortgage LLC, Series 2017-1, Class A1, 3.375%, 8/25/2022, 144A(a)(c)	1,551,616
863,300	Residential Accredit Loans, Inc. Trust, Series 2006-QO4, Class 2A1, 1-month LIBOR + 0.190%, 2.696%, 4/25/2046(b)	800,911
1,331,525	Residential Asset Securitization Trust, Series 2005-A8CB, Class A9, 5.375%, 7/25/2035	1,145,879
399,684	Residential Funding Mortgage Securities, Series 2006-S1, Class 1A3, 5.750%, 1/25/2036	376,850
1,609,396	Residential Funding Mortgage Securities, Series 2006-SA2, Class 3A1, 4.959%, 8/25/2036(c)	1,496,164
394,829	RMAC Securities No. 1 PLC, Series 2006-NS1X, Class A2C, 3-month EURIBOR + 0.150%, Zero Coupon, 6/12/2044, (EUR)(a)(b)	422,410
300,394	RMAC Securities No. 1 PLC, Series 2007-NS1X, Class A2A, GBP 3-month LIBOR + 0.150%, 1.050%, 6/12/2044, (GBP)(a)(b)	355,720
1,837,040	RMAT, Series 18-NPL1, Class A1, 4.090%, 5/25/2048, 144A(c)	1,832,494

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$2,776,745	Stanwich Mortgage Loan Trust, Series 2018-NPB1, Class A1, 4.016%, 5/16/2023, 144A(c)	$2,762,997
3,376,852	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1-month LIBOR + 0.310%, 2.816%, 7/25/2035(b)	2,654,939
281,392	Structured Asset Securities Corp. Trust, Series 2005-1, Class 7A7, 5.500%, 2/25/2035	281,105
1,200,000	Towd Point Mortgage Funding PLC, Series 2016-GR1X, Class B, GBP 3-month LIBOR + 1.400%, 2.205%, 7/20/2046, (GBP)(a)(b)	1,531,955
1,796,287	Vericrest Opportunity Loan Trust, Series 2018-NPL4, Class A1A, 4.336%, 7/27/2048, 144A(c)	1,796,109
1,128,128	Vericrest Opportunity Loan Trust, Series 2018-NPL7, Class A1A, 3.967%, 9/25/2048, 144A(c)	1,122,017
9,749,170	Vericrest Opportunity Loan Trust, Series 2018-NPL8, Class A1A, 4.213%, 10/26/2048, 144A(c)	9,730,565
1,878,243	VOLT LXX LLC, Series 2018-NPL6, Class A1A, 4.115%, 9/25/2048, 144A(c)	1,875,822
1,318,723	Wells Fargo Mortgage Backed Securitie Trust, Series 2006-3, Class A11, 5.500%, 3/25/2036	1,310,130
1,292,565	Wells Fargo Mortgage Backed Securities Trust, Series 2004-I, Class 2A1, 4.324%, 7/25/2034(a)(c)	1,313,505
227,813	Wells Fargo Mortgage Backed Securities Trust, Series 2004-O, Class A1, 4.679%, 8/25/2034(a)(c)	233,727
121,954	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 2A3, 5.500%, 11/25/2035	122,412
642,502	Wells Fargo Mortgage Backed Securities Trust, Series 2005-16, Class A18, 6.000%, 12/25/2035	638,531
309,458	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 4.513%, 5/01/2035(a)(c)	317,827
381,035	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR12, Class 2A5, 4.503%, 6/25/2035(a)(c)	389,402
758,013	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 3A1, 3.994%, 3/25/2035(c)	770,779

		132,368,430

	ABS Other — 5.0%
997,596	Accelerated Assets LLC, Series 18-1, Class B, 4.510%, 12/02/2033, 144A	1,005,690
2,930,105	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(a)(c)	2,927,587
336,918	Apollo Aviation Securitization Equity Trust, Series 2018-1A, Class B, 5.437%, 1/16/2038, 144A(a)	344,247
350,000	Ascentium Equipment Receivables Trust, Series 2017-2A, Class C, 2.870%, 8/10/2022, 144A(a)	347,249
1,091,458	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(a)(c)	1,111,568
1,245,495	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B, 5.682%, 12/16/2041, 144A(a)(c)	1,307,092
1,378,949	Castlelake Aircraft Securitization Trust, Series 18-1, Class B, 5.300%, 6/15/2043, 144A	1,396,282

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — continued
$250,000	CCG Receivables Trust, Series 2018-1, Class C, 3.420%, 6/16/2025, 144A(a)	$249,013
580,000	Chesapeake Funding II LLC, Series 2017-2A, Class D, 3.710%, 5/15/2029, 144A	581,832
790,000	Chesapeake Funding II LLC, Series 2018-1A, Class C, 3.570%, 4/15/2030, 144A	791,544
2,025,000	Chesapeake Funding II LLC, Series 2018-1A, Class D, 3.920%, 4/15/2030, 144A	2,029,155
230,199	CLUB Credit Trust, Series 2017-P1, Class A, 2.420%, 9/15/2023, 144A(a)	229,552
601,133	Diamond Resorts Owner Trust, Series 2017-1A, Class C, 6.070%, 10/22/2029, 144A	609,767
2,603,193	Diamond Resorts Owner Trust, Series 2018-1, Class C, 4.530%, 1/21/2031, 144A	2,623,099
2,189,482	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(d)(e)(f)(g)	1,673,859
884,735	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(d)(e)(f)(g)	428,831
3,410,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(d)(e)(f)(g)(h)	—
1,080,586	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(g)(i)	1,035,544
5,025,000	Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/2038, 144A	5,122,116
2,435,000	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A(d)	2,366,135
1,233,310	MAPS Ltd., Series 2018-1A, Class B, 5.193%, 5/15/2043, 144A	1,252,927
1,100,000	Navistar Financial Dealer Note Master Owner Trust II, Series 2018-1, Class A, 1-month LIBOR + 0.630%, 3.136%, 9/25/2023, 144A(b)	1,099,587
245,897	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A(a)	245,698
2,670,000	OneMain Financial Issuance Trust, Series 2015-2A, Class D, 5.640%, 7/18/2025, 144A(a)	2,689,349
3,120,000	OneMain Financial Issuance Trust, Series 2015-3A, Class B, 4.160%, 11/20/2028, 144A(a)	3,160,309
3,100,000	OneMain Financial Issuance Trust, Series 2016-1A, Class C, 6.000%, 2/20/2029, 144A(a)	3,169,341
2,685,000	OneMain Financial Issuance Trust, Series 2016-2A, Class B, 5.940%, 3/20/2028, 144A(a)	2,726,916
4,765,111	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A(a)	4,807,213
3,718,000	SCF Equipment Trust LLC, Series 2018-1A, Class C, 4.210%, 4/20/2027, 144A	3,794,569
1,604,436	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A(a)	1,624,400
1,410,000	SoFi Consumer Loan Program Trust, Series 2018-2, Class A2, 3.350%, 4/26/2027, 144A	1,408,033
569,029	SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.050%, 4/25/2029, 144A(a)	563,526
2,929,785	Sprite Ltd., Series 2017-1, Class B, 5.750%, 12/15/2037, 144A(a)	2,922,029

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — continued
$1,824,083	TAL Advantage V LLC, Series 2013-2A, Class A, 3.550%, 11/20/2038, 144A(a)	$1,816,535
262,360	Thunderbolt Aircraft Lease Ltd., Series 2017-A, Class B, 5.750%, 5/17/2032, 144A(c)	269,687
1,212,946	Thunderbolt II Aircraft Lease Ltd., Series 2018-A, Class A, 4.147%, 9/15/2038, 144A(c)	1,223,738
1,511,509	Tidewater Sales Finance Master Trust, Series 2017-AA, Class A, 4.550%, 4/15/2021, 144A(g)(i)	1,509,108
5,770,000	Verizon Owner Trust, Series 2017-3A, Class A1B, 1-month LIBOR + 0.270%, 2.740%, 4/20/2022, 144A(b)	5,768,268
2,295,000	Verizon Owner Trust, Series 2018-1A, Class A1B, 1-month LIBOR + 0.260%, 2.730%, 9/20/2022, 144A(a)(b)	2,291,543
5,940,000	Verizon Owner Trust, Series 2018-A, Class A1B, 1-month LIBOR + 0.240%, 2.710%, 4/20/2023(b)	5,936,114
1,196,294	Wave LLC, Series 2017-1A, Class B, 5.682%, 11/15/2042, 144A(a)	1,241,804

		75,700,856

	ABS Student Loan – 1.0%
3,662,077	Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.850%, 5/25/2033	3,705,583
1,692,872	Navient Student Loan Trust, Series 18-4A, Class A1, 1-month LIBOR + 0.250%, 2.756%, 6/27/2067, 144A(b)	1,689,499
1,075,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day ARS, 4.750%, 6/15/2032(a)(b)(d)	1,074,785
2,918,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28-day ARS, 4.750%, 3/15/2033(a)(b)(d)	2,917,416
315,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day ARS, 4.810%, 3/15/2033(b)(d)	314,937
1,527,089	SMB Private Education Loan Trust, Series 18-C, Class A1, 1-month LIBOR + 0.300%, 2.755%, 9/15/2025, 144A(b)	1,524,518
1,350,000	SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1-month LIBOR + 0.750%, 3.205%, 10/15/2035, 144A(a)(b)	1,341,695
103,931	SoFi Professional Loan Program LLC, Series 2014-B, Class A1, 1-month LIBOR + 1.250%, 3.756%, 8/25/2032, 144A(a)(b)	104,743
518,063	SoFi Professional Loan Program LLC, Series 2015-A, Class A1, 1-month LIBOR + 1.200%, 3.706%, 3/25/2033, 144A(a)(b)	522,265
1,373,358	SoFi Professional Loan Program LLC, Series 2016-A, Class B, 3.570%, 1/26/2038, 144A(a)	1,346,441

		14,541,882

	ABS Whole Business — 0.9%
3,460,866	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A	3,559,393
3,068,275	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A(a)	3,102,150
746,250	Driven Brands Funding LLC, Series 2018-1A, Class A2, 4.739%, 4/20/2048, 144A	759,668
2,168,613	Five Guys Funding LLC, Series 2017-1A, Class A2, 4.600%, 7/25/2047, 144A	2,211,587

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Whole Business — continued
$3,017,438	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.262%, 9/05/2048, 144A	$3,029,990
900,000	Wingstop Funding LLC, Series 2018-1, Class A2, 4.970%, 12/05/2048, 144A	920,385

		13,583,173

	Aerospace & Defense — 0.6%
3,425,000	General Dynamics Corp., 3-month LIBOR + 0.290%, 2.908%, 5/11/2020(b)	3,420,448
3,425,000	General Dynamics Corp., 3-month LIBOR + 0.380%, 2.998%, 5/11/2021(b)	3,413,405
2,550,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	2,378,819

		9,212,672

	Agency Commercial Mortgage-Backed Securities — 0.1%
50,099,630	Government National Mortgage Association, Series 2012-135, Class IO, 0.579%, 1/16/2053(a)(c)(j)	1,802,920

	Airlines — 0.3%
4,349,693	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025	4,167,441

	Automotive — 4.5%
10,090,000	American Honda Finance Corp., 3-month LIBOR + 0.260%, 3.048%, 6/16/2020(b)	10,055,076
6,045,000	BMW U.S. Capital LLC, 3-month LIBOR + 0.380%, 2.788%, 4/06/2020, 144A(a)(b)	6,013,385
5,985,000	BMW U.S. Capital LLC, 3-month LIBOR + 0.410%, 2.835%, 4/12/2021, 144A(a)(b)	5,926,754
5,785,000	BMW U.S. Capital LLC, 3-month LIBOR + 0.410%, 3.198%, 9/13/2019, 144A(a)(b)	5,782,570
3,135,000	Daimler Finance North America LLC, 3.100%, 5/04/2020, 144A	3,117,659
3,585,000	General Motors Financial Co., Inc., 3-month LIBOR + 0.850%, 3.258%, 4/09/2021(b)	3,503,405
5,955,000	Nissan Motor Acceptance Corp., 3-month LIBOR + 0.580%, 3.016%, 1/13/2020, 144A(a)(b)	5,942,682
6,165,000	Nissan Motor Acceptance Corp., 3-month LIBOR + 0.520%, 3.308%, 3/15/2021, 144A(a)(b)	6,070,583
6,865,000	Nissan Motor Acceptance Corp., 3.650%, 9/21/2021, 144A	6,832,108
12,395,000	Toyota Motor Credit Corp., MTN, 3-month LIBOR + 0.270%, 2.716%, 4/13/2021(a)(b)	12,293,354
2,955,000	Toyota Motor Credit Corp., MTN, 3-month LIBOR + 0.440%, 2.885%, 10/18/2019(a)(b)	2,957,058

		68,494,634

	Banking — 6.2%
4,910,000	American Express Co., 3-month LIBOR + 0.600%, 3.192%, 11/05/2021(b)	4,890,669
44,895,000	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Pvt Banks + 2.500%, 51.792%, 1/12/2020, 144A, (ARS)(b)	1,131,035
44,570,000	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.000%, 52.250%, 11/07/2022, 144A, (ARS)(b)	1,056,080
21,970,000	Banco Macro S.A., 17.500%, 5/08/2022, 144A, (ARS)	379,195
46,000,000	Banco Supervielle S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.500%, 56.625%, 8/09/2020, 144A, (ARS)(b)	1,121,404

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
$13,705,000	Bank of America NA, 3-month LIBOR + 0.250%, 2.957%, 8/28/2020(b)	$13,655,610
7,325,000	Bank of New York Mellon Corp. (The), 3-month EURIBOR + 0.300%, 3.036%, 12/04/2020(b)	7,312,694
5,895,000	Citibank NA, 3-month LIBOR + 0.350%, 2.968%, 2/12/2021(a)(b)	5,832,490
6,860,000	HSBC Holdings PLC, 3-month LIBOR + 0.650%, 3.426%, 9/11/2021(b)	6,769,301
2,550,000	JPMorgan Chase & Co., 3-month LIBOR + 0.680%, 3.418%, 6/01/2021(a)(b)	2,535,567
5,895,000	JPMorgan Chase Bank NA, 3-month LIBOR + 0.250%, 2.868%, 2/13/2020(a)(b)	5,887,192
3,755,000	JPMorgan Chase Bank NA, 3-month LIBOR + 0.230%, 2.968%, 9/01/2020(b)	3,740,463
5,800,000	JPMorgan Chase Bank NA, 3-month LIBOR + 0.590%, 3.414%, 9/23/2019(a)(b)	5,801,748
6,720,000	Mitsubishi UFJ Financial Group, Inc., 3-month LIBOR + 0.650%, 3.158%, 7/26/2021(b)	6,694,865
6,720,000	Mitsubishi UFJ Financial Group, Inc., 3.535%, 7/26/2021	6,745,256
3,460,000	Standard Chartered PLC, 3-month LIBOR + 1.150%, 3.558%, 1/20/2023, 144A(b)	3,414,086
3,460,000	Standard Chartered PLC, (fixed rate to 1/20/2022, variable rate thereafter), 4.247%, 1/20/2023, 144A	3,422,597
6,000,000	Sumitomo Mitsui Banking Corp., Series 2FRN, 3-month LIBOR + 0.540%, 2.960%, 1/11/2019(a)(b)	6,000,075
3,000,000	Toronto-Dominion Bank (The), MTN, 3-month LIBOR + 0.420%, 2.865%, 1/18/2019(a)(b)	3,000,149
3,510,000	Wells Fargo Bank NA, 3.625%, 10/22/2021	3,530,771

		92,921,247

	Collateralized Mortgage Obligations — 0.1%
1,155,569	GMACM Mortgage Loan Trust, Series 2005-AR1, Class 3A, 4.052%, 3/18/2035(c)	1,163,068

	Construction Machinery — 1.9%
3,050,000	Caterpillar Financial Services Corp., GMTN, 3-month LIBOR + 0.290%, 3.026%, 9/04/2020(a)(b)	3,040,353
3,065,000	Caterpillar Financial Services Corp., MTN, 3-month LIBOR + 0.230%, 3.018%, 3/15/2021(a)(b)	3,044,296
2,400,000	Caterpillar Financial Services Corp., MTN, 3.150%, 9/07/2021	2,406,324
7,045,000	John Deere Capital Corp., 3-month LIBOR + 0.170%, 2.595%, 10/09/2020(b)	7,011,255
6,350,000	John Deere Capital Corp., MTN, 3-month LIBOR + 0.240%, 3.016%, 3/12/2021(a)(b)	6,322,316
6,875,000	John Deere Capital Corp., MTN, 3.125%, 9/10/2021	6,887,757

		28,712,301

	Consumer Products — 0.5%
7,040,000	Unilever Capital Corp., 3.000%, 3/07/2022	6,985,862

	Diversified Manufacturing — 0.4%
5,915,000	United Technologies Corp., 3-month LIBOR + 0.350%, 2.891%, 11/01/2019(a)(b)	5,909,322

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Electric — 0.4%
$6,455,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A(a)	$6,584,100

	Finance Companies — 0.8%
6,100,000	USAA Capital Corp., 3-month LIBOR + 0.230%, 2.771%, 2/01/2019, 144A(a)(b)	6,100,061
6,500,000	USAA Capital Corp., 3.000%, 7/01/2020, 144A	6,493,547

		12,593,608

	Financial Other — 0.0%
370,000	Yanlord Land (HK) Co. Ltd., 5.875%, 1/23/2022	362,548

	Food & Beverage — 0.5%
3,065,000	Campbell Soup Co., 3-month LIBOR + 0.500%, 3.288%, 3/16/2020(a)(b)	3,037,737
1,935,000	Diageo Capital PLC, 3.000%, 5/18/2020	1,936,715
2,900,000	PepsiCo, Inc., 3-month LIBOR + 0.270%, 2.678%, 10/04/2019(a)(b)	2,900,360

		7,874,812

	Government Owned – No Guarantee — 1.5%
18,670,000,000	Financiera de Desarrollo Territorial S.A., 7.875%, 8/12/2024, 144A, (COP)(a)	5,827,800
2,545,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	2,132,735
4,935,000	Petrobras Global Finance BV, 5.750%, 2/01/2029	4,564,875
6,390,000	Petrobras Global Finance BV, 5.999%, 1/27/2028	6,016,249
950,000	Petrobras Global Finance BV, 7.250%, 3/17/2044	936,235
3,525,000	YPF S.A., 6.950%, 7/21/2027, 144A	2,872,875
1,930,000	YPF S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.000%, 47.833%, 7/07/2020, 144A(b)	691,078

		23,041,847

	Health Insurance — 0.5%
6,900,000	Cigna Corp., 3-month LIBOR + 0.650%, 3.438%, 9/17/2021, 144A(b)	6,802,536

	Healthcare — 0.8%
6,065,000	CVS Health Corp., 3-month LIBOR + 0.630%, 3.397%, 3/09/2020(a)(b)	6,053,986
6,065,000	CVS Health Corp., 3-month LIBOR + 0.720%, 3.487%, 3/09/2021(a)(b)	6,016,106

		12,070,092

	Home Construction — 0.2%
370,000	CIFI Holdings Group Co. Ltd., 5.500%, 1/23/2022	336,098
740,000	Country Garden Holdings Co. Ltd., 8.000%, 1/27/2024	714,490
740,000	New Metro Global Ltd., 6.500%, 4/23/2021	715,991
740,000	Shimao Property Holdings Ltd., 4.750%, 7/03/2022	696,135
370,000	Sunac China Holdings Ltd., 7.350%, 7/19/2021	353,475

		2,816,189

	Independent Energy — 1.4%
3,845,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A	2,153,200
8,670,000	California Resources Corp., 8.000%, 12/15/2022, 144A	5,873,925
1,360,000	Callon Petroleum Co., 6.125%, 10/01/2024	1,264,800
3,080,000	Gulfport Energy Corp., 6.375%, 5/15/2025	2,725,800
2,315,000	Jagged Peak Energy LLC, 5.875%, 5/01/2026, 144A	2,152,950

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$1,265,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	$1,195,425
835,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	797,425
7,460,000	OGX Austria GmbH, 8.375%, 4/01/2022(d)(e)(k)	—
4,420,000	OGX Austria GmbH, 8.500%, 6/01/2018(d)(e)(k)	—
3,465,000	Vine Oil & Gas LP/Vine Oil Gas Finance Corp., 9.750%, 4/15/2023, 144A	2,772,000
3,620,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.750%, 4/15/2023, 144A	2,859,800

		21,795,325

	Industrial Other — 0.0%
740,000	CFLD Cayman Investment Ltd., 6.500%, 12/21/2020	653,930

	Integrated Energy — 0.6%
3,335,000	Gran Tierra Energy International Holdings Ltd., 6.250%, 2/15/2025, 144A	3,097,381
5,795,000	Shell International Finance BV, 3-month LIBOR + 0.350%, 3.126%, 9/12/2019(a)(b)	5,800,053

		8,897,434

	Life Insurance — 1.1%
2,770,000	AIA Group Ltd., 3-month LIBOR + 0.520%, 3.312%, 9/20/2021, 144A(b)	2,756,657
6,780,000	New York Life Global Funding, 3-month LIBOR + 0.320%, 2.912%, 8/06/2021, 144A(b)	6,770,563
6,940,000	New York Life Global Funding, 3-month LIBOR + 0.160%, 2.556%, 10/01/2020, 144A(a)(b)	6,907,535

		16,434,755

	Local Authorities — 0.6%
2,280,000	Provincia de Buenos Aires, 6.500%, 2/15/2023, 144A	1,834,009
216,360,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Pvt Banks + 3.830%, 52.516%, 5/31/2022, (ARS)(b)	5,420,433
67,000,000	Provincia de Buenos Aires, 3-month EURIBOR + 3.75%, 53.852%, 4/12/2025, 144A, (ARS)(b)	1,534,480

		8,788,922

	Media Entertainment — 0.4%
5,725,000	Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 3/15/2020	5,581,875
27,290,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)(a)	901,629

		6,483,504

	Midstream — 0.2%
800,000	Tennessee Gas Pipeline Co. LLC, 7.000%, 3/15/2027	904,297
2,160,000	Transportadora de Gas del Sur S.A., 6.750%, 5/02/2025, 144A	1,967,133

		2,871,430

	Non-Agency Commercial Mortgage-Backed Securities — 2.0%
4,565,000	CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, 6.070%, 4/15/2044, 144A(a)(c)	4,712,586
1,900,000	Commercial Mortgage Trust, Series 2016-SAVA, Class C, 1-month LIBOR + 3.000%, 5.349%, 10/15/2034, 144A(a)(b)	1,898,914
3,635,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	3,252,851

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$2,552,340	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.698%, 11/10/2046, 144A(a)(c)	$2,624,237
227,433	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.780%, 8/10/2045(c)	230,375
222,253	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049(c)	222,384
1,570,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.485%, 6/15/2044, 144A(a)(c)	1,564,938
2,515,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.485%, 6/15/2044, 144A(c)	2,412,397
5,797,912	Motel 6 Trust, Series 2017-M6MZ, Class M, 1-month LIBOR + 6.927%, 9.382%, 8/15/2019, 144A(b)	5,853,343
3,575,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.150%, 6.605%, 11/15/2027, 144A(b)	2,693,343
2,587,500	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.652%, 2/15/2044, 144A(a)(c)	2,607,210
1,809,189	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.683%, 3/15/2044, 144A(c)	1,643,641
950,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.821%, 6/15/2045, 144A(c)	790,954

		30,507,173

	Pharmaceuticals — 0.6%
6,860,000	Pfizer, Inc., 3.000%, 9/15/2021	6,900,968
1,315,000	Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/2023	1,132,538
780,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	595,307

		8,628,813

	Property & Casualty Insurance — 0.4%
6,000,000	Berkshire Hathaway Finance Corp., 3-month LIBOR + 0.320%, 2.734%, 1/10/2020(a)(b)	5,997,908

	Real Estate Operations/Development — 0.1%
600,000	Easy Tactic Ltd., 7.000%, 4/25/2021	579,011
370,000	Logan Property Holdings Co. Ltd., 5.250%, 2/23/2023	319,104

		898,115

	Retailers — 1.0%
2,915,000	Alimentation Couche-Tard, Inc., 3-month LIBOR + 0.500%, 3.279%, 12/13/2019, 144A(a)(b)	2,907,247
5,955,000	Home Depot, Inc. (The), 3-month LIBOR + 0.310%, 3.049%, 3/01/2022(b)	5,895,063
6,635,000	Walmart, Inc., 3-month LIBOR + 0.230%, 3.054%, 6/23/2021(b)	6,615,294

		15,417,604

	Sovereigns — 0.1%
29,460,000	Argentina Politica Monetaria, Argentina Central Bank 7-day Repo Reference Rate, 65.509%, 6/21/2020, (ARS)(c)	847,849

	Technology — 2.5%
6,045,000	Apple, Inc., 3-month LIBOR + 0.070%, 2.685%, 5/11/2020(a)(b)	6,030,737
6,325,000	Apple, Inc., 3-month LIBOR + 0.250%, 2.851%, 2/07/2020(b)	6,325,367

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$6,955,000	Cisco Systems, Inc., 3-month LIBOR + 0.340%, 3.132%, 9/20/2019(a)(b)	$6,956,366
5,825,000	IBM Credit LLC, 3-month LIBOR + 0.160%, 2.742%, 2/05/2021(a)(b)	5,762,296
6,000,000	International Business Machines Corp., 3-month LIBOR + 0.230%, 2.739%, 1/27/2020(a)(b)	5,991,647
3,500,000	Uber Technologies, Inc., 7.500%, 11/01/2023	3,386,250
3,420,000	Uber Technologies, Inc., 8.000%, 11/01/2026	3,300,300

		37,752,963

	Treasuries — 1.6%
380,700,000	Republic of South Africa Government Bond, 8.500%, 1/31/2037, (ZAR)(a)	23,504,650

	Total Non-Convertible Bonds (Identified Cost $1,001,619,976)	949,245,054

Convertible Bonds — 1.6%
	Cable Satellite — 0.4%
4,280,000	DISH Network Corp., 2.375%, 3/15/2024	3,407,591
2,995,000	DISH Network Corp., 3.375%, 8/15/2026	2,418,510

		5,826,101

	Diversified Operations — 0.1%
775,000	RWT Holdings, Inc., 5.625%, 11/15/2019	778,394

	Independent Energy — 0.1%
1,280,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	1,030,223
1,075,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	1,016,321

		2,046,544

	Industrial Other — 0.1%
1,140,000	Tutor Perini Corp., 2.875%, 6/15/2021	1,049,312

	Leisure — 0.0%
650,000	Rovi Corp., 0.500%, 3/01/2020	609,446

	Media Entertainment — 0.0%
575,000	Liberty Media Corp., 2.250%, 9/30/2046	272,033

	Midstream — 0.0%
385,000	SM Energy Co., 1.500%, 7/01/2021	357,863

	Oil Field Services — 0.1%
1,760,000	Nabors Industries, Inc., 0.750%, 1/15/2024	1,087,205

	Pharmaceuticals — 0.3%
2,535,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	2,520,801
710,000	Flexion Therapeutics, Inc., 3.375%, 5/01/2024	583,818
1,445,000	Ionis Pharmaceuticals, Inc., 1.000%, 11/15/2021	1,546,299

		4,650,918

	Railroads — 0.0%
600,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	589,586

	REITs – Diversified — 0.2%
3,220,000	iStar, Inc., 3.125%, 9/15/2022	2,901,349

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — 0.3%
$3,435,000	Finisar Corp., 0.500%, 12/15/2036	$3,260,571
1,500,000	Verint Systems, Inc., 1.500%, 6/01/2021	1,451,076

		4,711,647

	Total Convertible Bonds (Identified Cost $27,999,381)	24,880,398

	Total Bonds and Notes (Identified Cost $1,029,619,357)	974,125,452

Senior Loans — 12.9%
	Aerospace & Defense — 0.6%
1,017,652	Engility Corp., Term Loan B2, 1-month LIBOR + 2.750%, 5.272%, 8/12/2023(b)	1,009,704
1,500,000	Science Applications International Corp., 2018 Term Loan B, 10/31/2025(l)	1,428,750
2,925,000	Science Applications International Corp., 2018 Term Loan B, 1-month LIBOR + 1.750%, 4.272%, 10/31/2025(b)	2,786,063
586,908	TransDigm, Inc., 2018 Term Loan E, 1-month LIBOR + 2.500%, 5.022%, 5/30/2025(b)	552,521
2,350,482	TransDigm, Inc., 2018 Term Loan F, 1-month LIBOR + 2.500%, 5.022%, 6/09/2023(b)	2,212,391
659,983	TransDigm, Inc., 2018 Term Loan G, 1-month LIBOR + 2.500%, 5.022%, 8/22/2024(b)	621,447

		8,610,876

	Automotive — 0.3%
2,299,237	BBB Industries U.S. Holdings, Inc., 2018 1st Lien Term Loan, 1-month LIBOR + 4.500%, 6.879%, 8/01/2025(b)	2,247,505
2,742,292	Truck Hero, Inc., 1st Lien Term Loan, 1-month LIBOR + 3.750%, 6.256%, 4/21/2024(b)	2,647,463

		4,894,968

	Building Materials — 1.3%
3,319,659	American Builders & Contractors Supply Co., Inc., 2018 Term Loan B, 1-month LIBOR + 2.000%, 4.522%, 10/31/2023(b)	3,151,319
3,295,060	Hamilton Holdco LLC, 2018 Term Loan B, 3-month LIBOR + 2.000%, 4.810%, 7/02/2025(b)	3,146,783
5,166,883	Jeld-Wen, Inc., 2017 1st Lien Term Loan, 3-month LIBOR + 2.000%, 4.803%, 12/14/2024(b)	4,904,250
3,546,438	Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 1-month LIBOR + 2.750%, 5.272%, 11/15/2023(b)	3,371,351
5,062,217	Summit Materials Cos. I, LLC, 2017 Term Loan B, 1-month LIBOR + 2.000%, 4.522%, 11/21/2024(b)	4,844,946

		19,418,649

	Cable Satellite — 1.6%
2,139,597	Charter Communications Operating, LLC, 2017 Term Loan B, 1-month LIBOR + 2.000%, 4.530%, 4/30/2025(b)	2,046,268

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Cable Satellite — continued
$2,844,586	CSC Holdings LLC, 2017 1st Lien Term Loan, 1-month LIBOR + 2.250%, 4.705%, 7/17/2025(b)	$2,692,401
1,288,124	CSC Holdings LLC, 2018 Incremental Term Loan, 3-month LIBOR + 2.250%, 4.745%, 1/15/2026(b)	1,217,277
3,930,000	Telenet Financing USD LLC, USD Term Loan AN, 1-month LIBOR + 2.250%, 4.705%, 8/15/2026(b)	3,730,828
4,350,409	Unitymedia Finance LLC, Term Loan B, 1-month LIBOR + 2.250%, 4.705%, 9/30/2025(b)	4,193,794
1,500,000	Unitymedia Hessen GmbH & Co. KG, 2018 Term Loan E, 6/01/2023(l)	1,452,615
1,340,000	Unitymedia Hessen GmbH & Co. KG, 2018 Term Loan E, 1-month LIBOR + 2.000%, 4.455%, 6/01/2023(b)	1,297,669
4,695,000	Virgin Media Bristol LLC, Term Loan K, 1-month LIBOR + 2.500%, 4.955%, 1/15/2026(b)	4,436,211
3,999,734	Ziggo Secured Finance Partnership, USD Term Loan E, 1-month LIBOR + 2.500%, 4.955%, 4/15/2025(b)	3,759,750

		24,826,813

	Chemicals — 0.7%
1,496,231	Axalta Coating Systems US Holdings, Inc., USD Term Loan B3, 6/01/2024(l)	1,406,457
1,885,088	Axalta Coating Systems US Holdings, Inc., USD Term Loan B3, 3-month LIBOR + 1.750%, 4.553%, 6/01/2024(b)	1,771,983
3,930,250	Consolidated Energy Finance, S.A., Term Loan B, 1-month LIBOR + 2.500%, 4.932%, 5/07/2025(b)	3,802,517
1,375,000	Messer Industries LLC, 2018 USD Term Loan, 10/01/2025(l)	1,301,671
708,228	WR Grace & Co., Term Loan B1, 3-month LIBOR + 1.750%, 4.553%, 4/03/2025(b)	683,440
1,214,105	WR Grace & Co., Term Loan B2, 3-month LIBOR + 1.750%, 4.563%, 4/03/2025(b)	1,171,611

		10,137,679

	Construction Machinery — 0.3%
2,509,710	United Rentals, Inc., Term Loan B, 10/31/2025(l)	2,451,987
2,034,900	United Rentals, Inc., Term Loan B, 1-month LIBOR + 1.750%, 4.272%, 10/31/2025(b)	1,988,097

	Total Construction Machinery (Identified Cost $4,501,694)	4,440,084

	Consumer Cyclical Services — 0.1%
860,675	Trans Union LLC, 2018 Term Loan B4, 1-month LIBOR + 2.000%, 4.522%, 6/19/2025(b)	828,400

	Consumer Products — 0.2%
3,139,225	Coty, Inc., 2018 USD Term Loan B, 1-month LIBOR + 2.250%, 4.633%, 4/07/2025(b)	2,892,011

	Electric — 0.6%
1,061,155	AES Corp., 2018 Term Loan B, 5/31/2022(l)	1,035,295
2,950,251	AES Corp., 2018 Term Loan B, 3-month LIBOR + 1.750%, 4.456%, 5/31/2022(b)	2,878,353

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Electric — continued
$3,315,228	Plantronics, Inc., 2018 Term Loan B, 1-month LIBOR + 2.500%, 5.022%, 7/02/2025(b)	$3,183,448
2,952,642	Vistra Energy Corp., 1st Lien Term Loan B3, 1-month LIBOR + 2.000%, 4.473%, 12/31/2025(m)	2,834,949

		9,932,045

	Environmental — 0.1%
137,511	GFL Environmental, Inc., 2018 Delayed Draw Term Loan, 1-month LIBOR + 3.000%, 5.345%, 5/30/2025(b)	127,954
1,101,428	GFL Environmental, Inc., 2018 USD Term Loan B, 1-month LIBOR + 3.000%, 5.522%, 5/30/2025(b)	1,024,878

		1,152,832

	Financial Other — 0.1%
1,750,000	Global Payments, Inc., 2018 Term Loan B4, 1-month LIBOR + 1.750%, 4.272%, 10/17/2025(b)	1,663,953

	Food & Beverage — 0.8%
4,474,701	Aramark Services, Inc., 2018 Term Loan B3, 1-month LIBOR + 1.750%, 4.272%, 3/11/2025(b)	4,336,746
4,064,163	JBS USA LLC, 2017 Term Loan B, 5.260%, 10/30/2022(c)	3,901,596
3,329,351	Post Holdings, Inc., 2017 Series A Incremental Term Loan, 1-month LIBOR + 2.000%, 4.510%, 5/24/2024(b)	3,201,737

		11,440,079

	Healthcare — 0.4%
1,125,750	IQVIA, Inc., 2017 USD Term Loan B2, 3-month LIBOR + 2.000%, 4.522%, 1/17/2025(b)	1,090,097
4,720,041	IQVIA, Inc., 2018 USD Term Loan B3, 1-month LIBOR + 1.750%, 4.272%, 6/11/2025(b)	4,546,013
875,000	Universal Health Services, Inc., Term Loan B, 1-month LIBOR + 1.750%, 4.272%, 10/31/2025(b)	859,688

		6,495,798

	Independent Energy — 0.2%
811,000	California Resources Corp., 2017 1st Lien Term Loan, 1-month LIBOR + 4.750%, 7.256%, 12/31/2022(b)	783,969
3,740,000	Gavilan Resources LLC, 2nd Lien Term Loan, 1-month LIBOR + 6.000%, 8.504%, 3/01/2024(b)	2,833,050

		3,617,019

	Industrial Other — 0.3%
861,940	Altra Industrial Motion Corp., 2018 Term Loan B, 1-month LIBOR + 2.000%, 4.522%, 10/01/2025(b)	816,689
545,730	ASGN, Inc., 2018 Term Loan B2, 1-month LIBOR + 2.000%, 4.522%, 4/02/2025(b)	525,947
3,516,121	Diamond (BC) B.V., USD Term Loan, 3-month LIBOR + 3.000%, 5.527%, 9/06/2024(b)	3,234,831

		4,577,467

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Internet & Data — 0.1%
$1,338,063	NeuStar, Inc., 2018 Term Loan B4, 1-month LIBOR + 3.500%, 6.022%, 8/08/2024(b)	$1,282,867

	Lodging — 0.1%
852,863	Wyndham Hotels & Resorts, Inc., Term Loan B, 1-month LIBOR + 1.750%, 4.272%, 5/30/2025(b)	818,748

	Media Entertainment — 0.6%
1,451,757	Camelot UK Holdco Ltd., 2017 Repriced Term Loan, 1-month LIBOR + 3.250%, 5.772%, 10/03/2023(b)	1,379,169
3,075,609	CBS Radio, Inc., 2017 Term Loan B, 1-month LIBOR + 2.750%, 5.256%, 11/18/2024(b)	2,891,073
264,107	Donnelley Financial Solutions, Inc., 2017 Term Loan B, 1 Week LIBOR + 3.000%, 5.420%, 10/02/2023(b)	257,671
1,496,231	Lamar Media Corp., 2018 Term Loan B, 3/14/2025(l)	1,452,586
535,950	Lamar Media Corp., 2018 Term Loan B, 1-month LIBOR + 1.750%, 4.313%, 3/14/2025(b)	520,316
3,258,291	Meredith Corp., 2018 Term Loan B, 1-month LIBOR + 2.750%, 5.272%, 1/31/2025(b)	3,157,838

		9,658,653

	Metals & Mining — 0.3%
2,701,515	GrafTech Finance, Inc., 2018 Term Loan B, 1-month LIBOR + 3.500%, 6.022%, 2/12/2025(b)	2,552,932
3,136,300	U.S. Silica Co., 2018 Term Loan B, 1-month LIBOR + 4.000%, 6.563%, 5/01/2025(b)	2,732,501

		5,285,433

	Midstream — 0.5%
3,489,830	BCP Raptor LLC, Term Loan B, 2-month LIBOR + 4.250%, 6.869%, 6/24/2024(b)	3,249,904
623,438	NorthRiver Midstream Finance LP, 2018 Term Loan B, 10/01/2025(l)	607,852
3,182,025	NorthRiver Midstream Finance LP, 2018 Term Loan B, 3-month LIBOR + 3.250%, 5.646%, 10/01/2025(b)	3,102,474

		6,960,230

	Packaging — 0.2%
2,989,475	BWAY Holding Co., 2017 Term Loan B, 3-month LIBOR + 3.250%, 5.658%, 4/03/2024(b)	2,805,114

	Pharmaceuticals — 0.6%
1,994,819	Change Healthcare Holdings LLC, 2017 Term Loan B, 3/01/2024(l)	1,887,597
1,884,357	Change Healthcare Holdings LLC, 2017 Term Loan B, 1-month LIBOR + 2.750%, 5.272%, 3/01/2024(b)	1,783,073
2,458,744	Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, 1/31/2025(l)	2,354,591
1,441,332	Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, 1 Week LIBOR + 2.250%, 4.669%, 1/31/2025(b)	1,380,278
2,137,938	Valeant Pharmaceuticals International, Inc., Term Loan B, 1-month LIBOR + 2.750%, 5.129%, 11/27/2025(b)	2,024,370

		9,429,909

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Property & Casualty Insurance — 0.2%
$557,766	Hyperion Insurance Group Ltd., 2017 Repriced Term Loan, 1-month LIBOR + 3.500%, 6.063%, 12/20/2024(b)	$538,941
3,226,227	USI, Inc., 2017 Repriced Term Loan, 3-month LIBOR + 3.000%, 5.803%, 5/16/2024(b)	3,036,686

		3,575,627

	Restaurants — 0.4%
5,147,863	1011778 B.C. Unlimited Liability Co., Term Loan B3, 1-month LIBOR + 2.250%, 4.772%, 2/16/2024(b)	4,894,743
917,688	IRB Holding Corp., 1st Lien Term Loan, 1-month LIBOR + 3.250%, 5.682%, 2/05/2025(b)	873,181

		5,767,924

	Retailers — 0.3%
1,445,625	Hanesbrands, Inc., 2017 Term Loan B, 12/15/2024(l)	1,428,755
1,039,500	Hanesbrands, Inc., 2017 Term Loan B, 1-month LIBOR + 1.750%, 4.272%, 12/15/2024(b)	1,027,369
1,308,842	Harbor Freight Tools USA, Inc., 2018 Term Loan B, 1-month LIBOR + 2.500%, 5.022%, 8/18/2023(b)	1,231,542
384,868	J.C. Penney Corp., Inc., 2016 Term Loan B, 3-month LIBOR + 4.250%, 6.956%, 6/23/2023(b)	327,138

		4,014,804

	Technology — 1.3%
2,356,714	Dell International LLC, 2017 Term Loan A2, 1-month LIBOR + 1.750%, 4.280%, 9/07/2021(b)	2,285,518
4,752,517	First Data Corp., 2017 USD Term Loan, 1-month LIBOR + 2.000%, 4.504%, 7/08/2022(b)	4,556,476
4,627,569	Iron Mountain, Inc., 2018 Term Loan B, 1-month LIBOR + 1.750%, 4.272%, 1/02/2026(b)	4,388,462
436,377	MA FinanceCo. LLC, USD Term Loan B3, 1-month LIBOR + 2.500%, 5.022%, 6/21/2024(b)	405,468
1,455,977	Microchip Technology, Inc., 2018 Term Loan B, 1-month LIBOR + 2.000%, 4.530%, 5/29/2025(b)	1,377,106
2,946,961	Seattle Spinco, Inc., USD Term Loan B3, 1-month LIBOR + 2.500%, 5.022%, 6/21/2024(b)	2,738,228
374,443	SS&C Technologies Holdings Europe S.A.R.L., 2018 Term Loan B4, 1-month LIBOR + 2.250%, 4.772%, 4/16/2025(b)	352,512
2,548,432	SS&C Technologies, Inc., 2018 Term Loan B5, 1-month LIBOR + 2.250%, 4.772%, 4/16/2025(b)	2,400,317
987,158	SS&C Technologies, Inc., 2018 Term Loan B3, 1-month LIBOR + 2.250%, 4.772%, 4/16/2025(b)	929,340

		19,433,427

	Transportation Services — 0.3%
4,193,155	Uber Technologies, Inc., 2018 Incremental Term Loan, 1-month LIBOR + 3.500%, 5.955%, 7/13/2023(b)	4,012,346

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wireless — 0.4%
$3,224	GTT Communications, Inc., 2018 USD Term Loan B, 1-month LIBOR + 2.750%, 5.270%, 5/31/2025(b)	$3,027
2,775,563	Sprint Communications, Inc., 1st Lien Term Loan B, 1-month LIBOR + 2.500%, 5.063%, 2/02/2024(b)	2,634,481
3,908,961	UPC Financing Partnership, USD Term Loan AR, 1-month LIBOR + 2.500%, 4.955%, 1/15/2026(b)	3,710,581

		6,348,089

	Total Senior Loans (Identified Cost $203,403,781)	194,321,844

Loan Participations — 0.5%
	ABS Other — 0.5%
5,347,210	Harbour Aircraft Investments Ltd., Series 2017-1, Class C, 8.000%, 11/15/2037(d)	5,346,529
1,429,671	Rise Ltd., Term Loan A, 4.750%, 2/15/2039(a)(c)(d)	1,386,781

	Total Loan Participations (Identified Cost $6,775,374)	6,733,310

Shares
Preferred Stocks — 0.6%
Non-Convertible Preferred Stocks — 0.3%
	Cable Satellite — 0.3%
4,040,000	NBCUniversal Enterprise, Inc., 5.250%, 144A(a) (Identified Cost $4,040,000)	4,090,500

Convertible Preferred Stocks — 0.3%
	Food & Beverage — 0.2%
32,272	Bunge Ltd., 4.875%	3,133,985

	Midstream — 0.1%
1,714	Chesapeake Energy Corp., 5.750%	884,170

	Total Convertible Preferred Stocks (Identified Cost $4,135,098)	4,018,155

	Total Preferred Stocks (Identified Cost $8,175,098)	8,108,655

Common Stocks — 3.0%
	Airlines — 0.0%
11,123	Delta Air Lines, Inc.	555,038

	Banks — 0.1%
10,785	Citigroup, Inc.	561,467
5,807	JPMorgan Chase & Co.	566,880
7,912	SunTrust Banks, Inc.	399,081

		1,527,428

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Beverages — 0.0%
9,751	Molson Coors Brewing Co., Class B	$547,616

	Biotechnology — 0.1%
7,146	AbbVie, Inc.	658,790
3,117	Amgen, Inc.	606,786
8,868	Gilead Sciences, Inc.	554,693

		1,820,269

	Capital Markets — 0.0%
1,899	Morgan Stanley	75,295

	Chemicals — 0.0%
12,744	CF Industries Holdings, Inc.	554,491

	Commercial Services & Supplies — 0.0%
3,794	Waste Management, Inc.	337,628

	Communications Equipment — 0.0%
13,325	Cisco Systems, Inc.	577,372

	Construction Materials — 0.2%
673,076	Cemex SAB de CV, Sponsored ADR(h)	3,244,226

	Consumer Finance — 0.1%
7,713	Capital One Financial Corp.	583,026

	Containers & Packaging — 0.0%
14,176	International Paper Co.	572,143

	Electric Utilities — 0.1%
15,710	FirstEnergy Corp.	589,911
20,176	PPL Corp.	571,586

		1,161,497

	Electrical Equipment — 0.1%
7,050	Eaton Corp. PLC	484,053
3,808	Rockwell Automation, Inc.	573,028

		1,057,081

	Electronic Equipment, Instruments & Components — 0.0%
6,964	CDW Corp.	564,432

	Entertainment — 0.0%
21,613	Viacom, Inc., Class B	555,454

	Food & Staples Retailing — 0.0%
7,751	Walgreens Boots Alliance, Inc.	529,626

	Health Care Equipment & Supplies — 0.0%
1,933	Medtronic PLC	175,826

	Health Care Providers & Services — 0.2%
2,948	Cigna Corp.(h)	559,884
8,403	CVS Health Corp.	550,565
4,896	McKesson Corp.	540,861
2,351	UnitedHealth Group, Inc.	585,681

		2,236,991

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Hotels, Restaurants & Leisure — 0.1%
9,073	Starbucks Corp.	$584,301
6,477	Yum! Brands, Inc.	595,366

		1,179,667

	Insurance — 0.1%
13,167	Aflac, Inc.	599,889
14,024	MetLife, Inc.	575,825
7,089	Prudential Financial, Inc.	578,108

		1,753,822

	IT Services — 0.3%
3,935	Accenture PLC, Class A	554,874
4,407	Automatic Data Processing, Inc.	577,846
6,052	Broadridge Financial Solutions, Inc.	582,505
3,064	MasterCard, Inc., Class A	578,024
9,014	Paychex, Inc.	587,262
25,327	Sabre Corp.	548,076
4,390	Visa, Inc., Class A	579,217

		4,007,804

	Life Sciences Tools & Services — 0.0%
2,541	Thermo Fisher Scientific, Inc.	568,650

	Machinery — 0.1%
4,386	Cummins, Inc.	586,145
4,598	Illinois Tool Works, Inc.	582,521
10,438	PACCAR, Inc.	596,427

		1,765,093

	Media — 0.2%
16,845	Comcast Corp., Class A	573,572
7,902	Omnicom Group, Inc.	578,743
20,330	Sinclair Broadcast Group, Inc., Class A	535,492
95,501	Sirius XM Holdings, Inc.	545,311

		2,233,118

	Multi-Utilities — 0.0%
7,993	Dominion Energy, Inc.	571,180

	Multiline Retail — 0.1%
9,386	Kohl’s Corp.	622,667

	Oil, Gas & Consumable Fuels — 0.4%
34,950	Canadian Natural Resources Ltd.	843,285
1,884	Dommo Energia S.A., Sponsored ADR(h)	44,557
99,386	Encana Corp.	574,451
9,861	Marathon Petroleum Corp.	581,898
14,386	Murphy Oil Corp.	336,488
8,958	Occidental Petroleum Corp.	549,842
27,058	Plains GP Holdings LP, Class A(h)	543,866
73,856	Whiting Petroleum Corp.(h)	1,675,793

		5,150,180

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Pharmaceuticals — 0.2%
4,281	Allergan PLC	$572,199
11,529	Bristol-Myers Squibb Co.	599,277
4,399	Johnson & Johnson	567,691
7,929	Merck & Co., Inc.	605,855

		2,345,022

	Professional Services — 0.0%
10,085	Robert Half International, Inc.	576,862

	REITs – Diversified — 0.1%
17,476	Gaming and Leisure Properties, Inc.	564,649
36,563	Uniti Group, Inc.	569,286

		1,133,935

	Semiconductors & Semiconductor Equipment — 0.1%
2,335	Broadcom, Inc.	593,744
12,538	Intel Corp.	588,408
2,372	Texas Instruments, Inc.	224,154

		1,406,306

	Software — 0.1%
2,993	Intuit, Inc.	589,172
5,605	Microsoft Corp.	569,300

		1,158,472

	Specialty Retail — 0.2%
30,699	American Eagle Outfitters, Inc.	593,412
9,525	Best Buy Co., Inc.	504,444
17,627	Dick’s Sporting Goods, Inc.	549,962
3,425	Home Depot, Inc. (The)	588,484

		2,236,302

	Technology Hardware, Storage & Peripherals — 0.1%
2,556	Apple, Inc.	403,184
41,720	Hewlett Packard Enterprise Co.	551,121

		954,305

	Tobacco — 0.0%
11,608	Altria Group, Inc.	573,319

	Total Common Stocks (Identified Cost $50,681,076)	44,912,143

Exchange-Traded Funds — 0.7%
30,500	Invesco QQQ Trust, Series 1	4,704,930
82,282	iShares® China Large-Cap ETF	3,215,581
128,943	Financial Select Sector SPDR® Fund	3,071,422

	Total Exchange-Traded Funds (Identified Cost $11,278,581)	10,991,933

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
Other Investments — 0.5%
	Aircraft ABS — 0.5%
900	ECAF I Blocker Ltd.(d)(e)(f)(g) (Identified Cost $9,000,000)	$7,790,625

Total Purchased Options — 0.0%
	(Identified Cost $346,401) (see detail below)	69,433

Principal Amount (‡)
Short-Term Investments — 15.1%
$57,870,338	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2018 at 1.500% to be repurchased at $57,875,160 on 1/02/2019 collateralized by $57,825,000 U.S. Treasury Note, 2.875% due 9/30/2023 valued at $59,031,923 including accrued interest (Note 2 of Notes to Financial Statements)	57,870,338
18,400,000	U.S. Treasury Bills, 1.895%, 1/03/2019(n)	18,398,850
18,400,000	U.S. Treasury Bills, 1.960%, 1/31/2019(a)(n)	18,366,057
16,620,000	U.S. Treasury Bills, 2.093%, 3/28/2019(a)(n)	16,526,948
6,850,000	U.S. Treasury Bills, 2.126%, 1/24/2019(n)	6,840,445
26,150,000	U.S. Treasury Bills, 2.209%, 4/25/2019(n)	25,952,490
19,070,000	U.S. Treasury Bills, 2.336%-2.521%, 7/18/2019(n)(o)	18,811,851
19,100,000	U.S. Treasury Bills, 2.540%, 8/15/2019(n)(p)	18,799,623
15,500,000	U.S. Treasury Bills, 2.551%, 9/12/2019(n)	15,226,176
15,500,000	U.S. Treasury Bills, 2.584%, 10/10/2019(n)	15,195,266
15,500,000	U.S. Treasury Bills, 2.615%, 11/07/2019(n)	15,161,742

	Total Short-Term Investments (Identified Cost $227,149,535)	227,149,786

	Total Investments — 98.0% (Identified Cost $1,546,429,203)	1,474,203,181
	Other assets less liabilities — 2.0%	30,756,036

	Net Assets — 100.0%	$1,504,959,217

Purchased Options — 0.0%

Description	Expiration Date	Exercise Price	Shares/Units of Currency(†††)		Notional Amount	Cost	Value (†)
Over-the-Counter Cross Currency Options — 0.0%
EUR Put/GBP Call(h)(q)	01/14/2019	0.90	9,928,000	EUR	$11,382,477	$346,401	$69,433

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Written Options — (0.0%)

Description	Expiration Date	Exercise Price	Shares	Notional Amount	Premiums (Received)	Value (†)
Options on Securities — (0.0%)
AbbVie, Inc., Call	01/18/2019	95.00	(2,300)	$(212,037)	$(2,270)	$(2,749)
AbbVie, Inc., Call	02/15/2019	97.50	(2,400)	(221,256)	(2,945)	(4,500)
AbbVie, Inc., Call	02/15/2019	92.50	(2,300)	(212,037)	(5,238)	(8,740)
Accenture PLC, Call	01/18/2019	170.00	(1,300)	(183,313)	(3,480)	(32)
Accenture PLC, Call	02/15/2019	175.00	(1,300)	(183,313)	(2,960)	(97)
Accenture PLC, Call	02/15/2019	165.00	(1,200)	(169,212)	(345)	(150)
Aflac, Inc., Call	01/18/2019	47.50	(4,300)	(195,908)	(977)	(1,139)
Aflac, Inc., Call	02/15/2019	47.50	(4,300)	(195,908)	(2,482)	(3,311)
Allergan PLC, Call	01/18/2019	175.00	(1,400)	(187,124)	(2,017)	(84)
Allergan PLC, Call	02/15/2019	150.00	(1,400)	(187,124)	(3,412)	(2,037)
Altria Group, Inc., Call	03/15/2019	65.00	(3,500)	(172,865)	(3,525)	(560)
Altria Group, Inc., Call	01/18/2019	65.00	(3,400)	(167,926)	(1,656)	(34)
Altria Group, Inc., Call	01/18/2019	52.50	(3,800)	(187,682)	(1,471)	(1,159)
American Eagle Outfitters, Inc., Call	01/18/2019	25.00	(10,200)	(197,166)	(3,541)	(255)
American Eagle Outfitters, Inc., Call	02/15/2019	26.00	(10,200)	(197,166)	(3,541)	(510)
American Eagle Outfitters, Inc., Call	01/18/2019	20.00	(10,200)	(197,166)	(1,093)	(5,610)
Amgen, Inc., Call	01/18/2019	200.00	(1,000)	(194,670)	(3,117)	(2,985)
Amgen, Inc., Call	02/15/2019	220.00	(1,000)	(194,670)	(1,917)	(890)
Amgen, Inc., Call	03/15/2019	210.00	(1,000)	(194,670)	(2,157)	(3,550)
Apple, Inc., Call	02/15/2019	180.00	(800)	(126,192)	(1,366)	(1,292)
Apple, Inc., Call	03/15/2019	185.00	(800)	(126,192)	(1,534)	(1,452)
Automatic Data Processing, Inc., Call	01/18/2019	155.00	(1,400)	(183,568)	(1,354)	(105)
Automatic Data Processing, Inc., Call	01/18/2019	140.00	(1,400)	(183,568)	(1,233)	(1,225)
Automatic Data Processing, Inc., Call	02/15/2019	145.00	(1,400)	(183,568)	(1,998)	(2,205)
Best Buy Co., Inc., Call	01/18/2019	57.50	(3,100)	(164,176)	(1,014)	(1,814)
Best Buy Co., Inc., Call	02/15/2019	57.50	(3,100)	(164,176)	(2,657)	(4,340)
Bristol-Myers Squibb Co., Call	01/18/2019	57.50	(3,800)	(197,524)	(2,269)	(456)
Bristol-Myers Squibb Co., Call	03/15/2019	55.00	(3,800)	(197,524)	(4,093)	(4,940)
Broadcom Ltd., Call	01/18/2019	270.00	(700)	(177,996)	(1,869)	(1,943)
Broadcom Ltd., Call	04/18/2019	280.00	(700)	(177,996)	(5,976)	(6,825)
Broadridge Financial Solutions, Inc., Call	01/18/2019	105.00	(1,900)	(182,875)	(1,116)	(570)
Capital One Financial Corp., Call	01/18/2019	97.50	(2,300)	(173,857)	(1,580)	(80)
Capital One Financial Corp., Call	03/15/2019	97.50	(2,400)	(181,416)	(4,145)	(144)
Capital One Financial Corp., Call	01/18/2019	82.50	(2,500)	(188,975)	(893)	(712)
CF Industries Holdings, Inc., Call	01/18/2019	45.00	(4,200)	(182,742)	(3,138)	(4,326)
CF Industries Holdings, Inc., Call	02/15/2019	47.50	(4,200)	(182,742)	(3,726)	(4,998)
Cigna Corp. Call	01/18/2019	230.00	(900)	(170,928)	(2,427)	(211)
Cisco Systems, Inc., Call	01/18/2019	46.00	(6,600)	(285,978)	(2,291)	(1,518)
Citigroup, Inc., Call	01/18/2019	70.00	(3,200)	(166,592)	(2,839)	(32)
Citigroup, Inc., Call	03/15/2019	70.00	(3,300)	(171,798)	(5,106)	(99)
Citigroup, Inc., Call	02/15/2019	60.00	(3,500)	(182,210)	(1,670)	(1,172)
Comcast Corp., Call	02/15/2019	42.50	(5,600)	(190,680)	(3,064)	(168)
Comcast Corp., Call	01/18/2019	37.50	(5,500)	(187,275)	(974)	(302)
Cummins, Inc., Call	03/15/2019	155.00	(1,500)	(200,460)	(7,751)	(1,388)
Cummins, Inc., Call	03/15/2019	160.00	(1,400)	(187,096)	(5,134)	(770)

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Description	Expiration Date	Exercise Price	Shares	Notional Amount	Premiums (Received)	Value (†)
Cummins, Inc., Call	01/18/2019	155.00	(1,400)	$(187,096)	$(4,434)	$(35)
CVS Health Corp., Call	01/18/2019	75.00	(2,700)	(176,904)	(370)	(162)
CVS Health Corp., Call	02/15/2019	77.50	(2,700)	(176,904)	(694)	(499)
Delta Air Lines, Inc., Call	01/18/2019	55.00	(3,600)	(179,640)	(2,042)	(1,080)
Delta Air Lines, Inc., Call	03/15/2019	62.50	(3,700)	(184,630)	(4,318)	(555)
Delta Air Lines, Inc., Call	01/18/2019	60.00	(3,700)	(184,630)	(3,578)	(203)
Dick’s Sporting Goods, Inc., Call	01/18/2019	35.00	(5,800)	(180,960)	(1,375)	(1,160)
Dick’s Sporting Goods, Inc., Call	01/18/2019	36.00	(5,800)	(180,960)	(737)	(580)
Dominion Energy, Inc., Call	01/18/2019	80.00	(2,600)	(185,796)	(825)	(195)
Dominion Energy, Inc., Call	04/18/2019	80.00	(2,600)	(185,796)	(3,711)	(1,625)
Eaton Corp. PLC, Call	01/18/2019	77.50	(2,400)	(164,784)	(2,825)	(120)
Eaton Corp. PLC, Call	01/18/2019	72.50	(2,300)	(157,918)	(987)	(1,035)
Eaton Corp. PLC, Call	04/18/2019	77.50	(2,300)	(157,918)	(1,925)	(1,783)
FirstEnergry Corp., Call	01/18/2019	41.00	(5,200)	(195,260)	(1,233)	(260)
FirstEnergy Corp., Call	04/18/2019	41.00	(5,200)	(195,260)	(2,793)	(2,470)
Gilead Sciences, Inc., Call	01/18/2019	77.50	(2,900)	(181,395)	(2,109)	(58)
Gilead Sciences, Inc., Call	02/15/2019	77.50	(3,000)	(187,650)	(3,861)	(465)
Gilead Sciences, Inc., Call	02/15/2019	70.00	(2,900)	(181,395)	(4,719)	(2,277)
HewLett Packard Enterprise Co., Call	01/18/2019	14.00	(13,700)	(180,977)	(1,879)	(1,987)
HewLett Packard Enterprise Co., Call	02/15/2019	15.00	(13,800)	(182,298)	(1,065)	(1,449)
Home Depot, Inc. (The), Call	01/18/2019	180.00	(1,100)	(189,002)	(811)	(1,546)
Home Depot, Inc. (The), Call	02/15/2019	185.00	(1,100)	(189,002)	(1,207)	(2,068)
Home Depot, Inc. (The), Call	01/18/2019	195.00	(1,100)	(189,002)	(1,306)	(66)
Illinois Tool Works, Inc., Call	03/15/2019	135.00	(1,500)	(190,035)	(3,761)	(4,425)
Intel Corp., Call	01/18/2019	52.50	(4,100)	(192,413)	(2,366)	(205)
Intel Corp., Call	02/15/2019	52.50	(4,100)	(192,413)	(2,038)	(2,112)
Intel Corp., Call	01/18/2019	49.00	(4,100)	(192,413)	(2,325)	(2,255)
International Paper Co., Call	01/18/2019	45.00	(4,700)	(189,692)	(786)	(423)
Intuit, Inc., Call	01/18/2019	210.00	(900)	(177,165)	(1,131)	(1,170)
Intuit, Inc., Call	04/18/2019	220.00	(900)	(177,165)	(3,908)	(4,320)
Johnson & Johnson, Call	02/15/2019	140.00	(1,400)	(180,670)	(2,110)	(1,309)
Johnson & Johnson, Call	01/18/2019	135.00	(1,400)	(180,670)	(1,928)	(903)
JPMorgan Chase & Co., Call	01/18/2019	105.00	(1,900)	(185,478)	(1,059)	(684)
JPMorgan Chase & Co., Call	02/15/2019	105.00	(1,900)	(185,478)	(2,408)	(2,157)
Kohl’s Corp., Call	04/18/2019	95.00	(2,600)	(172,484)	(4,048)	(650)
Kohl’s Corp., Call	01/18/2019	67.50	(3,100)	(205,654)	(2,290)	(7,440)
Kohl’s Corp., Call	03/15/2019	70.00	(3,100)	(205,654)	(5,137)	(11,315)
Marathon Petroleum Corp., Call	01/18/2019	72.50	(3,200)	(188,832)	(4,407)	(80)
Marathon Petroleum Corp., Call	01/18/2019	65.00	(3,200)	(188,832)	(1,303)	(1,008)
MasterCard, Inc., Call	01/18/2019	220.00	(1,000)	(188,650)	(1,867)	(110)
MasterCard, Inc., Call	01/18/2019	200.00	(1,000)	(188,650)	(1,117)	(1,800)
McKesson Corp., Call	01/18/2019	120.00	(1,600)	(176,752)	(1,387)	(800)
McKesson Corp., Call	02/15/2019	125.00	(1,600)	(176,752)	(2,197)	(1,720)
Medtronic PLC, Call	01/18/2019	100.00	(600)	(54,576)	(262)	(60)
Medtronic PLC, Call	02/15/2019	97.50	(600)	(54,576)	(364)	(477)
Merck & Co., Inc., Call	01/18/2019	80.00	(2,600)	(198,666)	(695)	(611)
Merck & Co., Inc., Call	02/15/2019	82.50	(2,600)	(198,666)	(2,567)	(1,079)
MetLife, Inc., Call	01/18/2019	50.00	(4,600)	(188,876)	(1,551)	(230)

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Description	Expiration Date	Exercise Price	Shares	Notional Amount	Premiums (Received)	Value (†)
MetLife, Inc., Call	02/15/2019	45.00	(4,600)	$(188,876)	$(1,367)	$(1,771)
Microsoft Corp., Call	01/18/2019	115.00	(1,800)	(182,826)	(2,574)	(135)
Microsoft Corp., Call	02/15/2019	115.00	(1,800)	(182,826)	(1,993)	(1,800)
Microsoft Corp., Call	03/15/2019	115.00	(1,800)	(182,826)	(2,983)	(2,727)
Molson Coors Brewing Co., Call	01/18/2019	70.00	(3,200)	(179,712)	(2,039)	(80)
Molson Coors Brewing Co., Call	04/18/2019	65.00	(3,200)	(179,712)	(3,319)	(2,640)
Molson Coors Brewing Co., Call	01/18/2019	62.50	(3,200)	(179,712)	(663)	(320)
Morgan Stanley, Call	01/18/2019	49.00	(600)	(23,790)	(298)	(18)
Morgan Stanley, Call	01/18/2019	42.00	(600)	(23,790)	(310)	(351)
Murphy Oil Corp., Call	01/18/2019	35.00	(4,700)	(109,933)	(4,217)	(117)
Murphy Oil Corp., Call	01/18/2019	27.50	(4,700)	(109,933)	(1,021)	(470)
Occidental Petroleum Corp., Call	01/18/2019	77.50	(2,900)	(178,002)	(3,008)	(58)
Occidental Petroleum Corp., Call	01/18/2019	67.50	(2,900)	(178,002)	(1,181)	(565)
Omnicom Group, Inc., Call	01/18/2019	82.50	(2,600)	(190,424)	(1,787)	(130)
Omnicom Group, Inc., Call	04/18/2019	82.50	(2,600)	(190,424)	(2,125)	(2,665)
Omnicom Group, Inc., Call	01/18/2019	77.50	(2,600)	(190,424)	(669)	(715)
PACCAR, Inc., Call	01/18/2019	61.20	(3,400)	(194,276)	(4,512)	(1,360)
PACCAR, Inc., Call	02/15/2019	60.50	(3,400)	(194,276)	(3,356)	(4,845)
Paychex, Inc., Call	01/18/2019	70.00	(3,000)	(195,450)	(651)	(450)
Paychex, Inc., Call	03/15/2019	70.00	(3,000)	(195,450)	(2,901)	(2,475)
Plains GP Holdings LP, Call	02/15/2019	23.00	(9,000)	(180,900)	(3,761)	(2,025)
PPL Corp., Call	01/18/2019	30.00	(6,700)	(189,811)	(1,924)	(670)
Prudential Financial, Inc., Call	03/15/2019	105.00	(2,300)	(187,565)	(2,891)	(207)
Prudential Financial, Inc., Call	01/18/2019	87.50	(2,300)	(187,565)	(1,396)	(1,185)
Robert Half International, Inc., Call	01/18/2019	60.00	(3,300)	(188,760)	(1,773)	(2,475)
Rockwell Automation, Inc., Call	04/18/2019	165.00	(1,200)	(180,576)	(5,168)	(5,280)
Rockwell Automation, Inc., Call	01/18/2019	160.00	(1,200)	(180,576)	(1,785)	(1,560)
Sabre Corp., Call	04/18/2019	25.00	(12,600)	(272,664)	(6,642)	(6,615)
Sinclair Broadcast Group, Inc., Call	01/18/2019	34.00	(6,700)	(176,478)	(3,398)	(837)
Starbucks Corp., Call	02/15/2019	70.00	(3,000)	(193,200)	(1,131)	(1,710)
Starbucks Corp., Call	01/18/2019	67.50	(3,000)	(193,200)	(621)	(945)
SunTrust Banks, Inc., Call	01/18/2019	55.00	(2,600)	(131,144)	(695)	(546)
Texas Instruments, Inc., Call	01/18/2019	105.00	(700)	(66,150)	(908)	(157)
Texas Instruments, Inc., Call	04/18/2019	105.00	(700)	(66,150)	(1,559)	(1,722)
Texas Instruments, Inc., Call	01/18/2019	97.50	(700)	(66,150)	(1,022)	(1,222)
Thermo Fisher Scientific, Inc., Call	01/18/2019	250.00	(800)	(179,032)	(1,694)	(80)
Thermo Fisher Scientific, Inc., Call	03/15/2019	250.00	(800)	(179,032)	(1,598)	(1,820)
UnitedHealth Group, Inc., Call	01/18/2019	290.00	(700)	(174,384)	(894)	(63)
UnitedHealth Group, Inc., Call	01/18/2019	260.00	(700)	(174,384)	(1,552)	(2,062)
Uniti Group, Inc., Call	02/15/2019	17.50	(12,100)	(188,397)	(5,410)	(6,050)
Visa, Inc., Call	01/18/2019	140.00	(1,400)	(184,716)	(866)	(1,267)
Visa, Inc., Call	03/15/2019	145.00	(1,400)	(184,716)	(2,040)	(2,905)
Walgreens Boots Alliance, Inc., Call	04/18/2019	90.00	(3,900)	(266,487)	(8,257)	(546)
Walgreens Boots Alliance, Inc., Call	01/18/2019	77.50	(3,800)	(259,654)	(407)	(228)
Waste Management, Inc., Call	01/18/2019	92.50	(1,200)	(106,788)	(513)	(360)
Yum Brands, Inc., Call	01/18/2019	95.00	(2,100)	(193,032)	(1,821)	(1,481)
Yum Brands, Inc., Call	04/18/2019	97.50	(2,100)	(193,032)	(3,291)	(5,103)

Total					$(325,168)	$(223,313)

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(†††)	Options on securities are expressed as shares. Options on currency are expressed as units of currency.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Variable rate security. Rate as of December 31, 2018 is disclosed.
(c)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2018 is disclosed.
(d)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(e)	Fair valued by the Fund’s adviser. At December 31, 2018, the value of these securities amounted to $9,893,316 or 0.7% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Securities subject to restriction on resale. At December 31, 2018, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
ECAF I Blocker Ltd.	June 18, 2015	$9,000,000	$7,790,625	0.5%
GCA2014 Holdings Ltd., Series 2014-1, Class C	December 18, 2014	2,069,787	1,673,859	0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class D	December 18, 2014	820,999	428,831	Less than 0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class E	December 18, 2014	2,657,606	—	—

(g)	Illiquid security. (Unaudited)
(h)	Non-income producing security.
(i)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2018, the value of these securities amounted to $2,544,652 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.
(j)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(k)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(l)	Position is unsettled. Contract rate was not determined at December 31, 2018 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(m)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at December 31, 2018.
(n)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(o)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
(p)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(q)	Counterparty is Deutsche Bank AG.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the value of Rule 144A holdings amounted to $382,880,212 or 25.4% of net assets.

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ARS	Auction Rate Security
CDOR	Canadian Dollar Offered Rate
EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SLM	Sallie Mae

ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
RUB	New Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand

At December 31, 2018, the Fund had the following open bilateral credit default swap agreements:

Buy Protection
Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate[1]	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	Enel SpA	(1.00%)	6/20/2023	6,100,000 EUR	$(3,117)	$47,214	$50,331
Morgan Stanley Capital Services, Inc.	Enel SpA	(1.00%)	12/20/2023	6,115,000 EUR	40,349	92,109	51,760

Total						$139,323	$102,091

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2018, the Fund had the following open centrally cleared interest rate swap agreements:

Notional Value	Currency	Expiration Date	Fund Pays	Fund Receives	Market Value	Unrealized Appreciation (Depreciation)[3]
76,460,000	CAD	9/19/2021	3-month CDOR[2]	2.070%[2]	$(228,904)	$(228,158)
26,784,000	CAD	4/9/2028	2.564%[2]	3-month CDOR[2]	(198,303)	(198,303)
19,565,000	USD	4/11/2028	2.826%[2]	3-month LIBOR[1]	(220,136)	(220,136)
89,205,000	CAD	4/9/2022	3-month CDOR[2]	2.365%[2]	268,559	268,559
158,670,000	USD	4/13/2020	3-month LIBOR[1]	2.601%[2]	(256,400)	(256,400)
161,300,000	USD	7/16/2028	2.930%[2]	3-month LIBOR[1]	(3,184,891)	(3,184,891)
729,650,000	USD	7/16/2020	3-month LIBOR[1]	2.826%[2]	1,450,566	1,450,566
153,000,000	USD	7/24/2020	3-month LIBOR[1]	2.829%[2]	328,165	328,165
42,000,000	CAD	10/18/2028	2.897%[2]	3-month CDOR[2]	(1,184,029)	(1,184,701)
182,522,400	USD	10/22/2020	3-month LIBOR[1]	3.097%[2]	1,381,408	1,381,408
217,497,600	USD	10/22/2020	3-month LIBOR[1]	3.094%[2]	1,635,789	1,635,789
47,150,000	USD	10/22/2028	3.239%[2]	3-month LIBOR[1]	(2,192,054)	(2,192,054)
137,250,000	CAD	10/18/2022	3-month CDOR[2]	2.752%[2]	1,848,855	1,850,543
16,700,000	CAD	9/14/2027	2.351%[2]	3-month CDOR[2]	69,947	69,611
39,700,000	CAD	9/15/2027	2.365%[2]	3-month CDOR[2]	133,836	133,025
39,700,000	CAD	9/15/2027	2.360%[2]	3-month CDOR[2]	145,441	144,634
39,700,000	CAD	9/18/2027	2.386%[2]	3-month CDOR[2]	86,205	85,377
30,950,000	CAD	9/19/2027	2.363%[2]	3-month CDOR[2]	109,743	109,106
41,000,000	CAD	9/14/2021	3-month CDOR[2]	2.095%[2]	(102,753)	(102,345)
97,600,000	CAD	9/15/2021	3-month CDOR[2]	2.115%[2]	(206,796)	(205,792)
97,600,000	CAD	9/15/2021	3-month CDOR[2]	2.110%[2]	(216,191)	(215,195)
97,600,000	CAD	9/18/2021	3-month CDOR[2]	2.120%[2]	(197,940)	(196,930)
133,420,000	USD	1/5/2028	2.432%[2]	3-month LIBOR[1]	2,705,240	2,705,240
673,470,000	USD	1/5/2020	3-month LIBOR[1]	2.110%[2]	(4,260,634)	(4,260,634)

Total					$(2,285,277)	$(2,283,516)

At December 31, 2018, the Fund had the following open centrally cleared credit default swap agreements:

Sell Protection
Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Market Value	Unrealized Appreciation (Depreciation)
CDX.HY Series 31, 5-Year	5.00%	12/20/2023	4.51%	15,000,000	$298,995	$54,478
CDX.HY Series 31, 5-Year	5.00%	12/20/2023	4.51%	14,300,000	285,042	(210,422)

Total					$584,037	$(155,944)

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
[1]	Payments are made quarterly.
[2]	Payments are made semiannually.
[3]	Differences between unrealized appreciation (depreciation) and market value, if any, are due to interest booked as part of the initial trades.

See accompanying notes to financial statements.

67  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

^

Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

At December 31, 2018, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	1/07/2019	ARS	B	11,120,000	$282,234	$293,617	$11,383
Bank of America, N.A.	1/10/2019	CNY	B	7,575,000	1,107,537	1,103,338	(4,199)
Bank of America, N.A.	1/10/2019	CNY	S	7,575,000	1,103,262	1,103,338	(76)
Bank of America, N.A.	1/07/2019	EUR	S	795,000	905,055	911,171	(6,116)
Bank of America, N.A.	1/07/2019	HUF	S	127,955,000	450,118	456,773	(6,655)
Bank of America, N.A.	1/07/2019	IDR	B	21,463,920,000	1,482,827	1,492,060	9,233
Bank of America, N.A.	1/14/2019	NZD	B	1,310,000	897,875	879,437	(18,438)
Bank of America, N.A.	1/14/2019	NZD	S	1,310,000	901,934	879,437	22,497
Barclays Bank plc	1/07/2019	ILS	S	3,915,000	1,052,325	1,047,332	4,993
Barclays Bank plc	1/14/2019	SGD	S	1,035,000	753,482	759,571	(6,089)
Barclays Bank plc	1/07/2019	TRY	B	1,620,000	299,326	305,249	5,923
Credit Suisse International	1/28/2019	COP	S	18,400,000,000	5,668,515	5,658,712	9,803
Deutsche Bank AG	1/31/2019	EUR	S	2,000,000	2,285,420	2,296,850	(11,430)
Deutsche Bank AG	1/31/2019	GBP	S	5,095,000	6,448,308	6,503,088	(54,780)
Deutsche Bank AG	1/03/2019	MXN	B	16,730,000	813,668	851,323	37,655
Deutsche Bank AG	1/03/2019	MXN	S	16,730,000	823,659	851,324	(27,665)
HSBC Bank USA	1/10/2019	BRL	S	2,665,000	693,072	687,157	5,915
HSBC Bank USA	1/11/2019	THB	B	23,410,000	719,909	718,971	(938)
HSBC Bank USA	1/11/2019	THB	S	23,410,000	713,132	718,971	(5,839)
Morgan Stanley Capital Services, Inc.	1/22/2019	CAD	B	1,235,000	917,376	905,097	(12,279)
Morgan Stanley Capital Services, Inc.	1/22/2019	CAD	S	1,235,000	910,125	905,097	5,028
Morgan Stanley Capital Services, Inc.	1/24/2019	GBP	S	1,225,000	1,553,034	1,563,007	(9,973)
Morgan Stanley Capital Services, Inc.	1/07/2019	HUF	S	115,070,000	406,249	410,777	(4,528)
Morgan Stanley Capital Services, Inc.	1/22/2019	NOK	B	7,825,000	899,422	905,784	6,362
Morgan Stanley Capital Services, Inc.	1/22/2019	NOK	S	7,825,000	892,795	905,784	(12,989)
Morgan Stanley Capital Services, Inc.	1/10/2019	PEN	B	3,570,000	1,053,221	1,059,504	6,283
Morgan Stanley Capital Services, Inc.	1/10/2019	PEN	S	3,570,000	1,055,588	1,059,504	(3,916)
Morgan Stanley Capital Services, Inc.	1/10/2019	PHP	B	46,980,000	890,195	892,732	2,537
Morgan Stanley Capital Services, Inc.	1/10/2019	PHP	S	46,980,000	888,091	892,732	(4,641)

See accompanying notes to financial statements.

|  68

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Strategic Alpha Fund – (continued)

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	1/10/2019	RUB	B	46,905,000	$696,954	$673,104	$(23,850)
Morgan Stanley Capital Services, Inc.	1/10/2019	RUB	S	46,905,000	702,229	673,104	29,125
Morgan Stanley Capital Services, Inc.	1/28/2019	RUB	S	62,465,000	902,217	894,175	8,042
Morgan Stanley Capital Services, Inc.	1/31/2019	ZAR	S	361,810,000	25,126,218	25,063,735	62,483
UBS AG	1/07/2019	CAD	B	1,185,000	898,731	868,127	(30,604)
UBS AG	1/07/2019	CAD	S	1,185,000	883,864	868,127	15,737
UBS AG	1/31/2019	HUF	S	5,983,080,000	21,268,560	21,392,691	(124,131)
UBS AG	1/29/2019	NZD	S	1,340,000	903,060	899,820	3,240
UBS AG	1/14/2019	ZAR	B	12,925,000	899,506	897,224	(2,282)
UBS AG	1/14/2019	ZAR	S	12,925,000	896,668	897,224	(556)

Total							$(125,735)

At December 31, 2018, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500®	3/15/2019	132	$16,862,022	$16,534,320	$327,702
Ultra 10 Year U.S. Treasury Note	3/20/2019	345	44,885,336	44,876,954	8,382
Ultra Long U.S. Treasury Bond	3/20/2019	134	21,548,799	21,527,937	20,862

Total					$356,946

Industry Summary at December 31, 2018

ABS Car Loan	11.4%
ABS Home Equity	8.8
Banking	6.2
ABS Other	5.5
Automotive	4.8
Technology	4.1
ABS Credit Card	4.1
Cable Satellite	2.3
Construction Machinery	2.2
Non-Agency Commercial Mortgage-Backed Securities	2.0
Other Investments, less than 2% each	30.8
Short-Term Investments	15.1
Exchange-Traded Funds	0.7

Total Investments	98.0
Other assets less liabilities (including open written options, swap agreements, forward foreign currency and futures contracts)	2.0

Net Assets	100.0%

See accompanying notes to financial statements.

69  |

Portfolio of Investments – as of December 31, 2018

Natixis U.S. Equity Opportunities Fund

Shares	Description	Value (†)
Common Stocks — 98.8% of Net Assets
	Air Freight & Logistics — 2.6%
298,416	Expeditors International of Washington, Inc.	$20,319,145
35,881	United Parcel Service, Inc., Class B	3,499,474

		23,818,619

	Airlines — 1.1%
311,500	American Airlines Group, Inc.	10,002,265

	Automobiles — 3.1%
1,079,800	Fiat Chrysler Automobiles NV(a)	15,613,908
363,100	General Motors Co.	12,145,695

		27,759,603

	Banks — 5.6%
714,870	Bank of America Corp.	17,614,397
366,100	Citigroup, Inc.	19,059,166
302,800	Wells Fargo & Co.	13,953,024

		50,626,587

	Beverages — 4.0%
187,056	Coca-Cola Co. (The)	8,857,101
41,810	Diageo PLC, Sponsored ADR	5,928,658
434,913	Monster Beverage Corp.(a)	21,406,418

		36,192,177

	Biotechnology — 5.7%
32,767	Amgen, Inc.	6,378,752
119,172	BioMarin Pharmaceutical, Inc.(a)	10,147,496
92,778	Regeneron Pharmaceuticals, Inc.(a)	34,652,583

		51,178,831

	Capital Markets — 6.7%
361,300	Charles Schwab Corp. (The)	15,004,789
46,367	FactSet Research Systems, Inc.	9,279,428
63,343	MSCI, Inc.	9,338,659
256,122	SEI Investments Co.	11,832,836
237,800	State Street Corp.	14,998,046

		60,453,758

	Communications Equipment — 1.4%
293,802	Cisco Systems, Inc.	12,730,441

	Consumer Finance — 2.4%
63,386	American Express Co.	6,041,954
204,700	Capital One Financial Corp.	15,473,273

		21,515,227

	Energy Equipment & Services — 1.6%
231,100	National Oilwell Varco, Inc.	5,939,270
228,193	Schlumberger Ltd.	8,233,203

		14,172,473

See accompanying notes to financial statements.

|  70

Portfolio of Investments – as of December 31, 2018

Natixis U.S. Equity Opportunities Fund – (continued)

Shares	Description	Value (†)
	Entertainment — 1.9%
62,290	Netflix, Inc.(a)	$16,672,541

	Food Products — 1.1%
709,813	Danone S.A., Sponsored ADR	9,923,186

	Health Care Equipment & Supplies — 2.2%
161,820	Baxter International, Inc.	10,650,993
77,149	Varian Medical Systems, Inc.(a)	8,741,753

		19,392,746

	Health Care Providers & Services — 2.5%
228,200	CVS Health Corp.	14,951,664
57,200	HCA Healthcare, Inc.	7,118,540

		22,070,204

	Health Care Technology — 1.3%
226,590	Cerner Corp.(a)	11,882,380

	Hotels, Restaurants & Leisure — 5.0%
100,900	Hilton Worldwide Holdings, Inc.	7,244,620
227,605	Starbucks Corp.	14,657,762
431,627	Yum China Holdings, Inc.	14,472,453
92,724	Yum! Brands, Inc.	8,523,190

		44,898,025

	Household Products — 1.8%
125,535	Colgate-Palmolive Co.	7,471,843
95,827	Procter & Gamble Co. (The)	8,808,418

		16,280,261

	Industrial Conglomerates — 1.7%
1,974,250	General Electric Co.	14,945,072

	Insurance — 1.7%
398,555	American International Group, Inc.	15,707,053

	Interactive Media & Services — 7.9%
35,148	Alphabet, Inc., Class A(a)	36,728,254
11,356	Alphabet, Inc., Class C(a)	11,760,387
174,229	Facebook, Inc., Class A(a)	22,839,680

		71,328,321

	Internet & Direct Marketing Retail — 7.4%
184,615	Alibaba Group Holding Ltd., Sponsored ADR(a)	25,305,178
21,822	Amazon.com, Inc.(a)	32,775,989
453,100	Qurate Retail, Inc., Class A(a)	8,844,512

		66,925,679

	IT Services — 5.8%
38,096	Automatic Data Processing, Inc.	4,995,148
65,800	MasterCard, Inc., Class A	12,413,170
261,064	Visa, Inc., Class A	34,444,784

		51,853,102

See accompanying notes to financial statements.

71  |

Portfolio of Investments – as of December 31, 2018

Natixis U.S. Equity Opportunities Fund – (continued)

Shares	Description	Value (†)
	Machinery — 2.3%
65,600	Caterpillar, Inc.	$8,335,792
84,332	Deere & Co.	12,579,804

		20,915,596

	Media — 3.2%
46,815	Charter Communications, Inc., Class A(a)	13,340,871
445,400	Comcast Corp., Class A	15,165,870

		28,506,741

	Metals & Mining — 0.2%
38,165	Compass Minerals International, Inc.	1,591,099

	Oil, Gas & Consumable Fuels — 2.3%
239,800	Anadarko Petroleum Corp.	10,512,832
395,900	Apache Corp.	10,392,375

		20,905,207

	Pharmaceuticals — 2.7%
53,042	Merck & Co., Inc.	4,052,939
78,818	Novartis AG, Sponsored ADR	6,763,373
284,034	Novo Nordisk AS, Sponsored ADR	13,085,446

		23,901,758

	Semiconductors & Semiconductor Equipment — 3.9%
256,030	Intel Corp.	12,015,488
229,413	QUALCOMM, Inc.	13,055,894
102,965	Texas Instruments, Inc.	9,730,192

		34,801,574

	Software — 6.4%
163,940	Autodesk, Inc.(a)	21,084,323
111,421	Microsoft Corp.	11,317,031
556,551	Oracle Corp.	25,128,278

		57,529,632

	Technology Hardware, Storage & Peripherals — 1.9%
109,055	Apple, Inc.	17,202,336

	Textiles, Apparel & Luxury Goods — 1.4%
688,435	Under Armour, Inc., Class A(a)	12,164,646

	Total Common Stocks (Identified Cost $777,311,456)	887,847,140

See accompanying notes to financial statements.

|  72

Portfolio of Investments – as of December 31, 2018

Natixis U.S. Equity Opportunities Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments – 1.9%
$17,582,298	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2018 at 1.500% to be repurchased at $17,583,763 on 1/02/2019 collateralized by $18,600,000 U.S. Treasury Bond, 2.750% due 8/15/2042 valued at $17,937,133 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $17,582,298)	$17,582,298

	Total Investments — 100.7% (Identified Cost $794,893,754)	905,429,438
	Other assets less liabilities — (0.7)%	(6,725,608)

	Net Assets — 100.0%	$898,703,830

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2018

Interactive Media & Services	7.9%
Internet & Direct Marketing Retail	7.4
Capital Markets	6.7
Software	6.4
IT Services	5.8
Biotechnology	5.7
Banks	5.6
Hotels, Restaurants & Leisure	5.0
Beverages	4.0
Semiconductors & Semiconductor Equipment	3.9
Media	3.2
Automobiles	3.1
Pharmaceuticals	2.7
Air Freight & Logistics	2.6
Health Care Providers & Services	2.5
Consumer Finance	2.4
Machinery	2.3
Oil, Gas & Consumable Fuels	2.3
Health Care Equipment & Supplies	2.2
Other Investments, less than 2% each	17.1
Short-Term Investments	1.9

Total Investments	100.7
Other assets less liabilities	(0.7)

Net Assets	100.0%

See accompanying notes to financial statements.

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|  74

Statements of Assets and Liabilities

December 31, 2018

	Loomis Sayles Multi-Asset Income Fund	Loomis Sayles Strategic Alpha Fund	Natixis U.S. Equity Opportunities Fund
ASSETS
Investments at cost	$129,940,286	$1,546,429,203	$794,893,754
Net unrealized appreciation (depreciation)	(9,256,794)	(72,226,022)	110,535,684

Investments at value	120,683,492	1,474,203,181	905,429,438
Cash	130,530	3,615,526	117
Due from brokers (Note 2)	—	26,977,500	—
Foreign currency at value (identified cost $6,023, $11,013,130 and $0, respectively)	6,063	10,887,659	—
Receivable for Fund shares sold	3,200,634	8,706,605	3,259,643
Receivable for securities sold	—	1,252,447	6,586,262
Collateral received for open forward foreign currency contracts, options or swap agreements (Notes 2 and 4)	—	982,132	—
Dividends and interest receivable	1,074,067	6,665,032	586,325
Unrealized appreciation on bilateral swap agreements (Note 2)	—	102,091	—
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	246,239	—
Tax reclaims receivable	26,197	18,759	272,239
Receivable for variation margin on futures contracts (Note 2)	—	179,948	—
Unamortized upfront premiums paid on bilateral swap agreements (Note 2)	—	40,349	—
Prepaid expenses (Note 8)	82	670	547

TOTAL ASSETS	125,121,065	1,533,878,138	916,134,571

LIABILITIES
Options written, at value (premiums received $0, $325,168 and $0, respectively) (Note 2)	—	223,313	—
Payable for securities purchased	4,377,597	18,304,087	9,101,021
Payable for Fund shares redeemed	1,083,493	6,858,118	7,060,998
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	371,974	—
Unamortized upfront premiums received on bilateral swap agreements (Note 2)	—	3,117	—
Payable for variation margin on centrally cleared swap agreements (Note 2)	—	913,447	—
Due to brokers (Note 2)	—	982,132	—
Fees payable on swap agreements (Note 2)	—	4,646	—
Management fees payable (Note 6)	42,646	838,762	607,233
Deferred Trustees’ fees (Note 6)	100,467	131,717	443,093
Administrative fees payable (Note 6)	4,097	51,474	33,425
Payable to distributor (Note 6d)	920	8,129	4,641
Other accounts payable and accrued expenses	91,403	228,005	180,330

TOTAL LIABILITIES	5,700,623	28,918,921	17,430,741

NET ASSETS	$119,420,442	$1,504,959,217	$898,703,830

NET ASSETS CONSIST OF:
Paid-in capital	$132,204,302	$1,621,234,581	$760,939,588
Accumulated earnings (loss)	(12,783,860)	(116,275,364)	137,764,242

NET ASSETS	$119,420,442	$1,504,959,217	$898,703,830

See accompanying notes to financial statements.

75  |

Statements of Assets and Liabilities (continued)

December 31, 2018

	Loomis Sayles Multi-Asset Income Fund	Loomis Sayles Strategic Alpha Fund	Natixis U.S. Equity Opportunities Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$51,027,657	$36,527,534	$523,664,975

Shares of beneficial interest	4,333,202	3,797,616	16,895,091

Net asset value and redemption price per share	$11.78	$9.62	$31.00

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$12.30	$10.05	$32.89

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$24,057,621	$26,882,936	$78,783,155

Shares of beneficial interest	2,051,799	2,806,326	3,857,703

Net asset value and offering price per share	$11.73	$9.58	$20.42

Class N shares:
Net assets	$31,874	$255,226,253	$1,098

Shares of beneficial interest	2,724	26,588,594	30

Net asset value, offering and redemption price per share	$11.70	$9.60	$36.37	*

Class Y shares:
Net assets	$44,303,290	$1,186,322,494	$296,254,602

Shares of beneficial interest	3,785,473	123,644,089	8,153,431

Net asset value, offering and redemption price per share	$11.70	$9.59	$36.33

* Net	asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

|  76

Statements of Operations

For the Year Ended December 31, 2018

	Loomis Sayles Multi-Asset Income Fund	Loomis Sayles Strategic Alpha Fund	Natixis U.S. Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$2,661,543	$2,114,662	$14,281,245
Interest	4,098,749	54,011,380	278,064
Less net foreign taxes withheld	(64,568)	(23,730)	(206,115)

	6,695,724	56,102,312	14,353,194

Expenses
Management fees (Note 6)	805,940	7,895,864	7,916,621
Service and distribution fees (Note 6)	462,607	361,254	2,585,690
Administrative fees (Note 6)	64,293	578,591	463,021
Trustees’ fees and expenses (Note 6)	19,046	48,899	43,527
Transfer agent fees and expenses (Notes 6 and 7)	102,869	641,346	792,040
Audit and tax services fees	49,016	84,675	42,461
Custodian fees and expenses	104,286	249,347	42,907
Legal fees	3,240	26,467	22,995
Registration fees	72,017	107,441	90,381
Shareholder reporting expenses	15,168	41,070	115,764
Miscellaneous expenses (Note 8)	28,786	68,139	44,487

Total expenses	1,727,268	10,103,093	12,159,894
Fee/expense recovery (Note 6)	—	84,330	—
Less waiver and/or expense reimbursement (Note 6)	(238,691)	(4,216)	(2,663)

Net expenses	1,488,577	10,183,207	12,157,231

Net investment income	5,207,147	45,919,105	2,195,963

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS/SWAPTIONS WRITTEN, SWAP AGREEMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(1,711,849)	10,120,328	99,574,323
Futures contracts	—	1,414,612	—
Options/swaptions written	26,824	(1,367,676)	—
Swap agreements	—	(5,082,692)	—
Forward foreign currency contracts (Note 2d)	145,895	6,766,605	—
Foreign currency transactions (Note 2c)	(2,007)	(1,089,649)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(16,769,391)	(61,727,950)	(167,182,286)
Futures contracts	—	758,489	—
Options written	—	(37,560)	—
Swap agreements	—	5,790,997	—
Forward foreign currency contracts (Note 2d)	—	2,221,098	—
Foreign currency translations (Note 2c)	(1,538)	(352,410)	—

Net realized and unrealized loss on investments, futures contracts, options/swaptions written, swap agreements, forward foreign currency contracts and foreign currency transactions	(18,312,066)	(42,585,808)	(67,607,963)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,104,919)	$3,333,297	$(65,412,000)

See accompanying notes to financial statements.

77  |

Statements of Changes in Net Assets

	Loomis Sayles Multi-Asset Income Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$5,207,147	$4,243,430
Net realized gain (loss) on investments, options written, forward foreign currency contracts and foreign currency transactions	(1,541,137)	8,625,586
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(16,770,929)	2,552,012

Net increase (decrease) in net assets resulting from operations	(13,104,919)	15,421,028

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,689,139)	(4,059,923	)(a)
Class C	(1,796,319)	(2,402,024	)(a)
Class N	(2,353)	(2,422	)(a)
Class Y	(3,691,567)	(3,097,659	)(a)

Total distributions	(9,179,378)	(9,562,028)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(2,836,090)	14,908,519

Net increase (decrease) in net assets	(25,120,387)	20,767,519
NET ASSETS
Beginning of the year	144,540,829	123,773,310

End of the year	$119,420,442	$144,540,829

(a)	See Note 2j of Notes to Financial Statements.

See accompanying notes to financial statements.

|  78

Statements of Changes in Net Assets (continued)

	Loomis Sayles Strategic Alpha Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017(a)
FROM OPERATIONS:
Net investment income	$45,919,105	$42,366,116
Net realized gain (loss) on investments, futures contracts, options/swaptions written, swap agreements, forward foreign currency contracts and foreign currency transactions	10,761,528	(8,145,922)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency translations	(53,347,336)	6,481,112

Net increase in net assets resulting from operations	3,333,297	40,701,306

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(974,914)	(1,506,001	)(b)
Class C	(700,709)	(713,500	)(b)
Class N	(9,315,262)	(744,780	)(b)
Class Y	(38,722,335)	(31,576,383	)(b)

Total distributions	(49,713,220)	(34,540,664)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	398,742,039	(50,510,564)

Net increase (decrease) in net assets	352,362,116	(44,349,922)
NET ASSETS
Beginning of the year	1,152,597,101	1,196,947,023

End of the year	$1,504,959,217	$1,152,597,101

(a)	From commencement of operations on May 1, 2017 through December 31, 2017 for Class N shares.
(b)	See Note 2j of Notes to Financial Statements.

See accompanying notes to financial statements.

79  |

Statements of Changes in Net Assets (continued)

	Natixis U.S. Equity Opportunities Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017(a)
FROM OPERATIONS:
Net investment income	$2,195,963	$1,259,611
Net realized gain on investments	99,574,323	52,738,987
Net change in unrealized appreciation (depreciation) on investments	(167,182,286)	148,227,693

Net increase (decrease) in net assets resulting from operations	(65,412,000)	202,226,291

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(55,296,627)	(20,921,926	)(b)
Class C	(12,571,844)	(5,206,138	)(b)
Class N	(100)	(35	)(b)
Class Y	(27,216,994)	(8,924,659	)(b)

Total distributions	(95,085,565)	(35,052,758)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	57,246,243	146,345,807

Net increase (decrease) in net assets	(103,251,322)	313,519,340
NET ASSETS
Beginning of the year	1,001,955,152	688,435,812

End of the year	$898,703,830	$1,001,955,152

(a)	From commencement of operations on May 1, 2017 through December 31, 2017 for Class N shares.
(b)	See Note 2j of Notes to Financial Statements.

See accompanying notes to financial statements.

|  80

Financial Highlights

For a share outstanding throughout each period.

	Loomis Sayles Multi-Asset Income Fund—Class A
	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of the period	$13.87		$13.24		$12.85		$13.45		$12.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.48		0.47		0.49		0.32		0.32
Net realized and unrealized gain (loss)	(1.71)		1.15		0.80		(0.58)		1.26

Total from Investment Operations	(1.23)		1.62		1.29		(0.26)		1.58

LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)		(0.45)		(0.40)		(0.34)		(0.34)
Net realized capital gains	(0.44)		(0.54)		(0.50)		—		—

Total Distributions	(0.86)		(0.99)		(0.90)		(0.34)		(0.34)

Net asset value, end of the period	$11.78		$13.87		$13.24		$12.85		$13.45

Total return(b)	(9.24	)%(c)	12.41	%(c)	10.14	%(c)	(1.96	)%(c)	13.08%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$51,028		$54,754		$57,320		$63,254		$110,874
Net expenses	0.95	%(d)	0.95	%(d)	0.95	%(d)	1.04	%(d)(e)	1.06%
Gross expenses	1.11%		1.13%		1.09%		1.11%		1.06%
Net investment income	3.63%		3.37%		3.70%		2.40%		2.46%
Portfolio turnover rate	282%		221%		341	%(f)	93	%(g)	41%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective September 1, 2015, the expense limit decreased from 1.25% to 0.95%.
(f)

The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to a repositioning of the portfolio as well as sales of additional securities as a result of a change in investment strategy in 2015.

(g)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to a change in the investment strategy and management structure of the Fund.

See accompanying notes to financial statements.

81  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Multi-Asset Income Fund—Class C
	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of the period	$13.82		$13.18		$12.80		$13.41		$12.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.38		0.36		0.39		0.24		0.22
Net realized and unrealized gain (loss)	(1.71)		1.16		0.79		(0.60)		1.27

Total from Investment Operations	(1.33)		1.52		1.18		(0.36)		1.49

LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)		(0.34)		(0.30)		(0.25)		(0.25)
Net realized capital gains	(0.44)		(0.54)		(0.50)		—		—

Total Distributions	(0.76)		(0.88)		(0.80)		(0.25)		(0.25)

Net asset value, end of the period	$11.73		$13.82		$13.18		$12.80		$13.41

Total return(b)	(9.96	)%(c)	11.70	%(c)	9.27	%(c)	(2.73	)%(c)	12.28%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$24,058		$36,814		$46,351		$47,791		$53,074
Net expenses	1.70	%(d)	1.70	%(d)	1.70	%(d)	1.80	%(d)(e)	1.81%
Gross expenses	1.86%		1.88%		1.84%		1.87%		1.81%
Net investment income	2.83%		2.65%		2.96%		1.78%		1.70%
Portfolio turnover rate	282%		221%		341	%(f)	93	%(g)	41%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective September 1, 2015, the expense limit decreased from 2.00% to 1.70%.
(f)

The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to a repositioning of the portfolio as well as sales of additional securities as a result of a change in investment strategy in 2015.

(g)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to a change in the investment strategy and management structure of the Fund.

See accompanying notes to financial statements.

|  82

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Multi-Asset Income Fund—Class N
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Period Ended December 31, 2015*
Net asset value, beginning of the period	$13.79	$13.16	$12.77		$12.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.52	0.51	0.53		0.14
Net realized and unrealized gain (loss)	(1.71)	1.15	0.80		0.10

Total from Investment Operations	(1.19)	1.66	1.33		0.24

LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.49)	(0.44)		(0.17)
Net realized capital gains	(0.44)	(0.54)	(0.50)		—

Total Distributions	(0.90)	(1.03)	(0.94)		(0.17)

Net asset value, end of the period	$11.70	$13.79	$13.16		$12.77

Total return(b)	(9.02)%	12.83%	10.53%		1.91	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$32	$35	$1		$1
Net expenses(d)	0.65%	0.65%	0.65%		0.65	%(e)
Gross expenses	1.35%	1.35%	13.53%		13.66	%(e)
Net investment income	3.93%	3.71%	4.02%		3.22	%(e)
Portfolio turnover rate	282%	221%	341	%(f)	93%

*	From commencement of Class operations on August 31, 2015 through December 31, 2015.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)

The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to a repositioning of the portfolio as well as sales of additional securities as a result of a change in investment strategy in 2015.

See accompanying notes to financial statements.

83  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Multi-Asset Income Fund—Class Y
	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of the period	$13.80		$13.17		$12.79		$13.39		$12.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.52		0.49		0.53		0.36		0.38
Net realized and unrealized gain (loss)	(1.73)		1.16		0.78		(0.59)		1.19

Total from Investment Operations	(1.21)		1.65		1.31		(0.23)		1.57

LESS DISTRIBUTIONS FROM:
Net investment income	(0.45)		(0.48)		(0.43)		(0.37)		(0.37)
Net realized capital gains	(0.44)		(0.54)		(0.50)		—		—

Total Distributions	(0.89)		(1.02)		(0.93)		(0.37)		(0.37)

Net asset value, end of the period	$11.70		$13.80		$13.17		$12.79		$13.39

Total return	(9.13	)%(b)	12.77	%(b)	10.38	%(b)	(1.72	)%(b)	13.05%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$44,303		$52,938		$20,101		$11,272		$14,428
Net expenses	0.70	%(c)	0.70	%(c)	0.70	%(c)	0.80	%(c)(d)	0.82%
Gross expenses	0.86%		0.88%		0.84%		0.86%		0.82%
Net investment income	3.88%		3.53%		4.00%		2.73%		2.92%
Portfolio turnover rate	282%		221%		341	%(e)	93	%(f)	41%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective September 1, 2015, the expense limit decreased from 1.00% to 0.70%.
(e)

The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to a repositioning of the portfolio as well as sales of additional securities as a result of a change in investment strategy in 2015.

(f)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to a change in the investment strategy and management structure of the Fund.

See accompanying notes to financial statements.

|  84

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class A
	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of the period	$9.92		$9.86		$9.45	$9.96	$10.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33		0.32		0.30	0.26	0.29	(b)
Net realized and unrealized gain (loss)	(0.30)		(0.01)		0.31	(0.42)	(0.07)

Total from Investment Operations	0.03		0.31		0.61	(0.16)	0.22

LESS DISTRIBUTIONS FROM:
Net investment income	(0.33)		(0.25)		(0.20)	(0.35)	(0.32)

Net asset value, end of the period	$9.62		$9.92		$9.86	$9.45	$9.96

Total return(c)	0.39%		3.22	%(d)	6.57%	(1.68)%	2.24	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$36,528		$28,020		$67,746	$116,055	$104,056
Net expenses	1.00	%(e)	1.05	%(f)(g)	1.10%	1.10%	1.10%
Gross expenses	1.00	%(e)	1.06%		1.10%	1.10%	1.10%
Net investment income	3.29%		3.26%		3.14%	2.66%	2.90	%(b)
Portfolio turnover rate	379	%(h)	178	%(i)	72%	72%	87%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.28, total return would have been 2.14% and the ratio of net investment income to average net assets would have been 2.81%.

(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2017, the expense limit decreased from 1.30% to 1.00%.
(h)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio.
(i)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.

See accompanying notes to financial statements.

85  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class C
	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of the period	$9.88		$9.82		$9.42	$9.93	$10.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26		0.25		0.23	0.19	0.21	(b)
Net realized and unrealized gain (loss)	(0.31)		0.00	(c)(d)	0.30	(0.43)	(0.06)

Total from Investment Operations	(0.05)		0.25		0.53	(0.24)	0.15

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)		(0.19)		(0.13)	(0.27)	(0.25)

Net asset value, end of the period	$9.58		$9.88		$9.82	$9.42	$9.93

Total return(e)	(0.42)%		2.53%		5.70%	(2.44)%	1.47	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$26,883		$33,759		$45,674	$62,453	$71,215
Net expenses	1.75	%(f)	1.81	%(g)	1.85%	1.85%	1.85%
Gross expenses	1.75	%(f)	1.81%		1.85%	1.85%	1.85%
Net investment income	2.61%		2.52%		2.40%	1.91%	2.13	%(b)
Portfolio turnover rate	379	%(h)	178	%(i)	72%	72%	87%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.21, total return would have been 1.37% and the ratio of net investment income to average net assets would have been 2.05%.

(c)	Amount rounds to less than $0.01 per share.
(d)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Effective July 1, 2017, the expense limit decreased from 2.05% to 1.75%.
(h)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio.
(i)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.

See accompanying notes to financial statements.

|  86

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class N
	Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$9.90		$9.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.34		0.25
Net realized and unrealized gain (loss)	(0.28)		(0.04)

Total from Investment Operations	0.06		0.21

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)		(0.21)

Net asset value, end of the period	$9.60		$9.90

Total return	0.68%		2.11	%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$255,226		$59,282
Net expenses	0.70	%(d)	0.70	%(e)(f)(g)
Gross expenses	0.70	%(d)	0.72	%(f)
Net investment income	3.44%		3.83	%(f)
Portfolio turnover rate	379	%(h)	178	%(i)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	Includes fee/expense recovery of 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Effective July 1, 2017, the expense limit decreased from 1.00% to 0.70%.
(h)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio.
(i)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

87  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class Y
	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of the period	$9.90		$9.85		$9.44	$9.95	$10.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35		0.35		0.32	0.29	0.31	(b)
Net realized and unrealized gain (loss)	(0.31)		(0.01)		0.32	(0.43)	(0.06)

Total from Investment Operations	0.04		0.34		0.64	(0.14)	0.25

LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)		(0.29)		(0.23)	(0.37)	(0.35)

Net asset value, end of the period	$9.59		$9.90		$9.85	$9.44	$9.95

Total return	0.53%		3.48	%(c)	6.86%	(1.43)%	2.52	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,186,322		$1,031,537		$1,083,527	$1,183,723	$1,188,605
Net expenses	0.75	%(d)	0.80	%(e)(f)	0.85%	0.85%	0.85%
Gross expenses	0.75	%(d)	0.81%		0.85%	0.85%	0.85%
Net investment income	3.51%		3.53%		3.39%	2.91%	3.10	%(b)
Portfolio turnover rate	379	%(g)	178	%(h)	72%	72%	87%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.31, total return would have been 2.42% and the ratio of net investment income to average net assets would have been 3.03%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2017, the expense limit decreased from 1.05% to 0.75%.
(g)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio.
(h)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.

See accompanying notes to financial statements.

|  88

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class A
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of the period	$36.90	$30.27		$27.60		$27.40		$33.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08	0.06		0.12		0.06		0.02
Net realized and unrealized gain (loss)	(2.51)	7.88		3.12		1.55		4.31

Total from Investment Operations	(2.43)	7.94		3.24		1.61		4.33

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.06)		(0.12)		—		—
Net realized capital gains	(3.42)	(1.25)		(0.45)		(1.41)		(10.00)

Total Distributions	(3.47)	(1.31)		(0.57)		(1.41)		(10.00)

Net asset value, end of the period	$31.00	$36.90		$30.27		$27.60		$27.40

Total return(b)	(6.48)%	26.28%		11.86%		5.86%		12.94%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$523,665	$604,330		$472,436		$422,069		$400,678
Net expenses	1.16%	1.21	%(c)	1.23	%(d)	1.25	%(e)	1.29	%(f)
Gross expenses	1.16%	1.21%		1.23	%(d)	1.25%		1.29	%(f)
Net investment income	0.20%	0.16%		0.42%		0.21%		0.07%
Portfolio turnover rate	23%	17%		17%		20%		93	%(g)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Effective July 1, 2017, the expense limit decreased from 1.25% to 1.20%.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	Effective July 1, 2015, the expense limit decreased from 1.30% to 1.25%.
(f)	Includes fee/expense recovery of 0.02%.
(g)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to the change in the structure of the Fund from four segments to two segments.

See accompanying notes to financial statements.

89  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class C
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of the period	$25.73	$21.54		$19.86		$20.24		$26.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.14)	(0.14)		(0.07)		(0.11)		(0.19)
Net realized and unrealized gain (loss)	(1.75)	5.58		2.22		1.14		3.51

Total from Investment Operations	(1.89)	5.44		2.15		1.03		3.32

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.00	)(b)	(0.02)		—		—
Net realized capital gains	(3.42)	(1.25)		(0.45)		(1.41)		(10.00)

Total Distributions	(3.42)	(1.25)		(0.47)		(1.41)		(10.00)

Net asset value, end of the period	$20.42	$25.73		$21.54		$19.86		$20.24

Total return(c)	(7.18)%	25.35%		11.02%		5.06%		12.12%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$78,783	$112,615		$72,768		$61,864		$53,925
Net expenses	1.91%	1.96	%(d)	1.98	%(e)	2.00	%(f)	2.04	%(g)
Gross expenses	1.91%	1.96%		1.98	%(e)	2.00%		2.04	%(g)
Net investment loss	(0.54)%	(0.59)%		(0.33)%		(0.54)%		(0.68)%
Portfolio turnover rate	23%	17%		17%		20%		93	%(h)

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Effective July 1, 2017, the expense limit decreased from 2.00% to 1.95%.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Effective July 1, 2015, the expense limit decreased from 2.05% to 2.00%.
(g)	Includes fee/expense recovery of 0.01%.
(h)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to the change in the structure of the Fund from four segments to two segments.

See accompanying notes to financial statements.

|  90

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class N
	Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$42.63	$37.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25	0.12
Net realized and unrealized gain (loss)	(2.91)	6.20

Total from Investment Operations	(2.66)	6.32

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.16)
Net realized capital gains	(3.42)	(1.15)

Total Distributions	(3.60)	(1.31)

Net asset value, end of the period	$36.37	$42.63

Total return(b)	(6.11)%	16.78	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1	$1
Net expenses(d)	0.76%	0.78	%(e)(f)
Gross expenses	13.35%	13.41	%(f)
Net investment income	0.56%	0.44	%(f)
Portfolio turnover rate	23%	17	%(g)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased from 0.95% to 0.90%.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

91  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class Y
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of the period	$42.61	$34.77		$31.61		$31.18		$36.32

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.16		0.21		0.15		0.12
Net realized and unrealized gain (loss)	(2.92)	9.07		3.59		1.76		4.74

Total from Investment Operations	(2.72)	9.23		3.80		1.91		4.86

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)	(0.14)		(0.19)		(0.07)		—
Net realized capital gains	(3.42)	(1.25)		(0.45)		(1.41)		(10.00)

Total Distributions	(3.56)	(1.39)		(0.64)		(1.48)		(10.00)

Net asset value, end of the period	$36.33	$42.61		$34.77		$31.61		$31.18

Total return	(6.24)%	26.60%		12.13%		6.11%		13.25%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$296,255	$285,008		$143,231		$70,643		$37,636
Net expenses	0.91%	0.95	%(b)	0.98	%(c)	1.00	%(d)	1.05	%(e)
Gross expenses	0.91%	0.95%		0.98	%(c)	1.00%		1.05	%(e)
Net investment income	0.45%	0.40%		0.63%		0.46%		0.32%
Portfolio turnover rate	23%	17%		17%		20%		93	%(f)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Effective July 1, 2017, the expense limit decreased from 1.00% to 0.95%.
(c)	Includes fee/expense recovery of less than 0.01%.
(d)	Effective July 1, 2015, the expense limit decreased from 1.05% to 1.00%.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to the change in the structure of the Fund from four segments to two segments.

See accompanying notes to financial statements.

|  92

Notes to Financial Statements

December 31, 2018

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Multi-Asset Income Fund (the “Multi-Asset Income Fund”)

Natixis U.S. Equity Opportunities Fund (the “U.S. Equity Opportunities Fund”)

Natixis Funds Trust II:

Loomis Sayles Strategic Alpha Fund (the “Strategic Alpha Fund”)

Each Fund is a diversified investment company, except for the Strategic Alpha Fund, which is a non-diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares.

Class A shares are sold with a maximum front-end sales charge of 4.25% for Multi-Asset Income Fund and Strategic Alpha Fund and 5.75% for U.S. Equity Opportunities Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fee applicable to Class A and Class C) and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

93  |

Notes to Financial Statements (continued)

December 31, 2018

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts

|  94

Notes to Financial Statements (continued)

December 31, 2018

are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing source. Domestic exchange-traded single name equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”). Option contracts on foreign indices are priced at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

95  |

Notes to Financial Statements (continued)

December 31, 2018

As of December 31, 2018, securities and other investments of the funds included in net assets were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Multi-Asset Income Fund	$3,045,831	2.6%	$—	—%	$—	—%
Strategic Alpha Fund	—	—%	2,544,652	0.2%	9,893,316	0.7%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities

|  96

Notes to Financial Statements (continued)

December 31, 2018

denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended December 31, 2018, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Multi-Asset Income Fund	$429,926

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund

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has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing

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sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. OTC options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

g.  Swaptions.  The Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap

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to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

There were no swaptions held by the Funds as of December 31, 2018.

h.  Swap Agreements.  The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Funds based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Funds’ counterparty credit risk is reduced as the CCP stands between the Funds and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

i.  Due to/from Brokers.  Transactions and positions in certain options, futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash pledged as collateral for forward foreign currency contracts, options and as initial margin for futures contracts and centrally cleared swap agreements. The due to brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash and securities received as collateral for forward foreign currency contracts, options and

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bilateral swap agreements. In certain circumstances the Funds’ use of cash, securities and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

j.  New Disclosure Requirements.  In accordance with new reporting requirements pursuant to Regulation S-X of the Securities and Exchange Commission, presentation of certain amounts on the Statements of Changes in Net Assets for the year ended December 31, 2017 have been conformed to the new disclosure requirements. Where the prior disclosure of Distributions to Shareholders separately stated distributions from net investment income and from net realized capital gains for each share class of the Fund, they are now combined into a single line item for each respective share class. In addition, disclosure of Distributions in Excess of Net Investment Income has been removed from the Statements of Changes in Net Assets.

The following is a summary of the previously disclosed amounts, as reported at December 31, 2017:

Multi-Asset Income Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(2,006,749)
Class C	(1,027,055)
Class N	(1,118)
Class Y	(1,113,225)
Net realized capital gains
Class A	(2,053,174)
Class C	(1,374,969)
Class N	(1,304)
Class Y	(1,984,434)

Total distributions	$(9,562,028)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(179,118)

Strategic Alpha Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(1,506,001)
Class C	(713,500)
Class N	(744,780)
Class Y	(31,576,383)

Total distributions	$(34,540,664)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(4,984,069)

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U.S. Equity Opportunities Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(901,914)
Class C	(6,490)
Class N	(4)
Class Y	(920,407)
Net realized capital gains
Class A	(20,020,012)
Class C	(5,199,648)
Class N	(31)
Class Y	(8,004,252)

Total distributions	$(35,052,758)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(534,108)

k.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2018 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable,

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December 31, 2018

are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

l.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, controlled foreign corporations, defaulted and/or non-income producing securities, deferred Trustees’ fees, partnership basis adjustments, return of capital distributions received, swap adjustments, passive foreign investment company adjustments, foreign currency gains and losses, convertible bond adjustments, distribution redesignations and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, partnership basis adjustments, defaulted and/or non-income producing securities, swap adjustments, wash sales, convertible bond adjustments, perpetual bond adjustments, forward foreign currency contract mark-to-market, straddle loss deferrals and futures contracts mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2018 and 2017 were as follows:

	2018 Distributions Paid From:			2017 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Multi-Asset Income Fund	$6,314,655	$2,864,723	$9,179,378	$6,743,242	$2,818,786	$9,562,028
Strategic Alpha Fund	49,713,220	—	49,713,220	34,540,664	—	34,540,664
U.S. Equity Opportunities Fund	7,917,360	87,168,205	95,085,565	5,656,689	29,396,069	35,052,758

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For the year ended December 31, 2017, differences between these amounts and amounts disclosed in Note 2j of the Notes to Financial Statements are primarily attributable to different book and tax treatment for short-term capital gains.

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Multi-Asset Income Fund	Strategic Alpha Fund	U.S. Equity Opportunities Fund
Undistributed ordinary income	$269,103	$—	$970,392
Undistributed long-term capital gains	—	—	27,476,039

Total undistributed earnings	269,103	—	28,446,431

Capital loss carryforward:
Short-term:
No expiration date	—	(36,014,163)	—
Long-term:
No expiration date	—	(4,070,186)	—

Total capital loss carryforward	—	(40,084,349)	—

Late-year ordinary and post-October capital loss deferrals*	(3,172,650)	(578,810)	—

Unrealized appreciation (depreciation)	(9,790,564)	(74,955,715)	109,760,904

Total accumulated earnings (losses)	$(12,694,111)	$(115,618,874)	$138,207,335

Capital loss carryforward utilized in the current year	$—	$12,234,528	$—

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Multi-Asset Income Fund is deferring capital losses. Strategic Alpha Fund is deferring foreign currency losses.

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As of December 31, 2018, unrealized appreciation (depreciation) as a component of distributable earnings was as follows:

	Multi-Asset Income Fund	Strategic Alpha Fund	U.S. Equity Opportunities Fund
Unrealized appreciation (depreciation)
Investments	$(9,675,925)	$(48,858,451)	$109,760,904
Foreign currency translations	(114,639)	(26,097,264)	—

Total unrealized appreciation (depreciation)	$(9,790,564)	$(74,955,715)	$109,760,904

As of December 31, 2018, the cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Multi-Asset Income Fund	Strategic Alpha Fund	U.S. Equity Opportunities Fund
Federal tax cost	$130,472,748	$1,547,554,093	$795,668,534

Gross tax appreciation	$714,774	$22,865,149	$185,686,598
Gross tax depreciation	(10,504,035)	(97,668,110)	(75,925,694)

Net tax appreciation (depreciation)	$(9,789,261)	$(74,802,961)	$109,760,904

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

m.  Loan Participations.  Strategic Alpha Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

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n.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2018, each Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

o.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of December 31, 2018.

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p.  Stripped Securities.  Each Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs.

q.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2018, the Funds did not loan securities under this agreement.

r.  Unfunded Loan Commitments.  The Funds may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments represent a future obligation, in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments, and the obligation for future funding, are recorded as a liability on the Statements of Assets and Liabilities at par value at the time the commitment is entered into. Purchases of unfunded loan commitments may have a similar effect on the Fund’s NAV as if the Fund had created a degree of leverage in the portfolio. Market risk exists on purchases of these commitments to the same extent as if the securities were owned on a settled basis. Losses may arise due to changes in the value of the unfunded loan commitments.

As of December 31, 2018, the Funds did not have any unfunded loan commitments.

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December 31, 2018

s.  Indemnifications.  Under the Trusts’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

t.  New Accounting Pronouncement.  In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in

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Notes to Financial Statements (continued)

December 31, 2018

Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2018, at value:

Multi-Asset Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$53,644,959	$—	$53,644,959
Common Stocks
Air Freight & Logistics	—	112,024	—	112,024
Airlines	160,628	120,500	—	281,128
Banks	3,151,132	172,578	—	3,323,710
Beverages	139,726	178,278	—	318,004
Construction & Engineering	—	243,855	—	243,855
Electric Utilities	1,250,611	381,007	—	1,631,618
Household Durables	—	129,958	—	129,958
Industrial Conglomerates	—	121,149	—	121,149
Leisure Products	—	114,091	—	114,091
Multi-Utilities	598,920	122,930	—	721,850
Oil, Gas & Consumable Fuels	1,164,473	72,797	—	1,237,270
Pharmaceuticals	2,291,831	103,491	—	2,395,322
Real Estate Management & Development	—	218,035	—	218,035
REITs - Apartments	—	32,170	—	32,170
REITs - Diversified	118,403	2,128	—	120,531
REITs - Hotels	84,640	31,406	—	116,046
REITs - Office Property	16,309	79,290	—	95,599
REITs - Shopping Centers	15,439	84,677	—	100,116
Tobacco	520,897	213,936	—	734,833
Trading Companies & Distributors	—	410,420	—	410,420

|  110

Notes to Financial Statements (continued)

December 31, 2018

Multi-Asset Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Wireless Telecommunication Services	$—	$101,111	$—	$101,111
All Other Common Stocks(a)	26,883,184	—	—	26,883,184

Total Common Stocks	36,396,193	3,045,831	—	39,442,024

Senior Loans(a)	—	9,791,573	—	9,791,573
Exchange-Traded Funds & Notes	8,196,066	—	—	8,196,066
Preferred Stocks
Non-Convertible Preferred Stocks(a)	1,031,372	—	—	1,031,372
Convertible Preferred Stocks(a)	—	480,774	—	480,774

Total Preferred Stocks	1,031,372	480,774	—	1,512,146

Short-Term Investments	—	8,096,724	—	8,096,724

Total	$45,623,631	$75,059,861	$—	$120,683,492

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A common stock valued at $175,936 was transferred from Level 1 to Level 2 during the period ended December 31, 2018. At December 31, 2017, this security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies. At December 31, 2018 this security was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the security.

All transfers are recognized as of the beginning of the reporting period.

Strategic Alpha Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Non-Convertible Bonds
ABS Home Equity	$—	$132,368,429	$1	(b)	$132,368,430
ABS Other	—	71,232,031	4,468,825	(c)(d)	75,700,856
ABS Student Loan	—	10,234,744	4,307,138	(e)	14,541,882
Independent Energy	—	21,795,325	—	(d)	21,795,325
All Other Non-Convertible Bonds(a)	—	704,838,561	—		704,838,561

Total Non-Convertible Bonds	—	940,469,090	8,775,964		949,245,054

111  |

Notes to Financial Statements (continued)

December 31, 2018

Strategic Alpha Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3		Total
Convertible Bonds(a)	$—	$24,880,398	$—		$24,880,398

Total Bonds and Notes	—	965,349,488	8,775,964		974,125,452

Senior Loans(a)	—	194,321,844	—		194,321,844
Loan Participations(a)	—	—	6,733,310	(e)	6,733,310
Preferred Stocks(a)	—	8,108,655	—		8,108,655
Common Stocks(a)	44,912,143	—	—		44,912,143
Exchange-Traded Funds	10,991,933	—	—		10,991,933
Other Investments(a)	—	—	7,790,625	(f)	7,790,625
Short-Term Investments	—	227,149,786	—		227,149,786
Purchased Options(a)	—	69,433	—		69,433

Total Investments	$55,904,076	$1,394,999,206	$23,299,899		$1,474,203,181

Bilateral Credit Default Swap Agreements (unrealized appreciation)	—	102,091	—		102,091
Centrally Cleared Interest Rate Swap Agreements (unrealized appreciation)	—	10,162,023	—		10,162,023
Centrally Cleared Credit Default Swap Agreements (unrealized appreciation)	—	54,478	—		54,478
Forward Foreign Currency Contracts (unrealized appreciation)	—	246,239	—		246,239
Futures Contracts (unrealized appreciation)	356,946	—	—		356,946

Total	$56,261,022	$1,405,564,037	$23,299,899		$1,485,124,958

|  112

Notes to Financial Statements (continued)

December 31, 2018

Strategic Alpha Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(223,313)	$—	$—	$(223,313)
Centrally Cleared Interest Rate Swap Agreements (unrealized depreciation)	—	(12,445,539)	—	(12,445,539)
Centrally Cleared Credit Default Swap Agreements (unrealized depreciation)	—	(210,422)	—	(210,422)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(371,974)	—	(371,974)

Total	$(223,313)	$(13,027,935)	$—	$(13,251,248)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.
(c)

Fair valued by the Fund’s adviser using broker dealer bid prices for which inputs are unobservable to the Fund ($1,673,859) or fair valued by the Fund’s adviser ($428,831) or valued using broker-dealer bid prices ($2,366,135).

(d)	Includes securities fair valued at zero using level 3 inputs.
(e)	Valued using broker-dealer bid prices.
(f)	Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.

U.S. Equity Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$887,847,140	$—	$—	$887,847,140
Short-Term Investments	—	17,582,298	—	17,582,298

Total	$887,847,140	$17,582,298	$—	$905,429,438

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2018, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

December 31, 2018

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2017 and/or December 31, 2018:

Strategic Alpha Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2017		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$1,615,466		$—	$5,434	$12	$11,246
ABS Other	2,992,445		—	—	223,278	2,549,735
ABS Student Loan	4,900,039		—	1,136	(37)	350,000
Independent Energy	—	(a)	272,128	—	(272,128)	—
Non-Agency Commercial Mortgage-Backed Securities	542,412		—	—	—	—
Loan Participations	13,637,785		434	192	(22,126)	—
Other Investments
Aircraft ABS	14,411,624		—	—	(6,620,999)	—

Total	$38,099,771		$272,562	$6,762	$(6,692,000)	$2,910,981

|  114

Notes to Financial Statements (continued)

December 31, 2018

Strategic Alpha Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2018		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2018
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$(17,162)	$—	$(1,614,995)	$1		$—
ABS Other	—	—	(1,296,633)	4,468,825		223,278
ABS Student Loan	(944,000)	—	—	4,307,138		735
Independent Energy	—	—	—	—	(a)	(272,128)
Non-Agency Commercial Mortgage-Backed Securities	—	—	(542,412)	—		—
Loan Participations	(6,882,975)	—	—	6,733,310		(24,809)
Other Investments
Aircraft ABS	—	—	—	7,790,625		(1,122,084)

Total	$(7,844,137)	$—	$(3,454,040)	$23,299,899		$(1,195,008)

(a)	Includes securities fair valued at zero using level 3 inputs.

Debt securities valued at $3,454,040 were transferred from Level 3 to Level 2 during the period ended December 31, 2018. At December 31, 2017, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At December 31, 2018, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts, futures contracts, option contracts, swaptions and swap agreements.

115  |

Notes to Financial Statements (continued)

December 31, 2018

Multi-Asset Income Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2018, the Fund engaged in forward foreign currency for hedging purposes.

Multi-Asset Income Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. The Fund may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns and may use written put options to offset the cost of options used for hedging purposes. The Fund may also use purchased call options, written call options and written put options for investment purposes. During the year ended December 31, 2018, the Fund engaged in written put and call options for both hedging and investment purposes.

Strategic Alpha Fund seeks to achieve positive total returns over a full market cycle. The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management techniques to mitigate downside risk. At times, the Fund expects to gain its investment exposure substantially through the use of derivatives, including forward foreign currency contracts, futures and option contracts, interest rate swaptions and swap agreements. During the year ended December 31, 2018, the Fund used futures, forward foreign currency contracts, option contracts, swaptions, interest rate swap agreements and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

Strategic Alpha Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts, interest rate swap agreements and interest rate swaptions to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended December 31, 2018, the Fund engaged in swaptions for hedging purposes.

Strategic Alpha Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts and option contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2018, the Fund engaged in forward foreign currency and option contracts for hedging purposes.

|  116

Notes to Financial Statements (continued)

December 31, 2018

Strategic Alpha Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. During the year ended December 31, 2018, the Fund engaged in credit default swap transactions (as a protection buyer) to hedge its credit exposure.

Strategic Alpha Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes. During the year ended December 31, 2018, the Fund engaged in futures and option contracts for hedging purposes.

Transactions in derivative instruments for Multi-Asset Income Fund during the year ended December 31, 2018, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Options written	Forward foreign currency transactions
Foreign exchange contracts	$—	$145,895
Equity contracts	26,824	—

Total	$26,824	$145,895

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Notes to Financial Statements (continued)

December 31, 2018

The following is a summary of derivative instruments for Strategic Alpha Fund as of December 31, 2018, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[2]	Swap agreements at value[3]	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$69,433	$246,239	$—	$—	$315,672
Credit contracts	—	—	—	139,323	139,323

Total over-the counter asset derivatives	$69,433	$246,239	$—	$139,323	$454,995

Exchange-traded/cleared asset derivatives
Interest rate contracts	$—	$—	$29,244	$10,163,754	$10,192,998
Credit contracts	—	—	—	584,037	584,037
Equity contracts	—	—	327,702	—	327,702

Total exchange-traded/cleared asset derivatives	$—	$—	$356,946	$10,747,791	$11,104,737

Total asset derivatives	$69,433	$246,239	$356,946	$10,887,114	$11,559,732

Liabilities	Options written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[2]	Swap agreements at value[3]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$—	$(371,974)	$—	$—	$(371,974)

Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$—	$—	$(12,449,031)	$(12,449,031)
Equity contracts	(223,313)	—	—	—	(223,313)

Total exchange-traded/cleared liability derivatives	$(223,313)	$—	$—	$(12,449,031)	$(12,672,344)

Total liability derivatives	$(223,313)	$(371,974)	$—	$(12,449,031)	$(13,044,318)

|  118

Notes to Financial Statements (continued)

December 31, 2018

[1]	Represents purchased options, at value.
[2]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

[3]

Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received) for bilateral swap agreements are reported within the Statements of Assets and Liabilities.

Transactions in derivative instruments for Strategic Alpha Fund during the year ended December 31, 2018, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[4]	Futures contracts	Options/ swaptions written	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$(910,701)	$1,306,750	$241,454	$(5,614,267)	$—
Foreign exchange contracts	35,215	—	—	—	6,766,605
Credit contracts	—	—	—	531,575	—
Equity contracts	748,930	107,862	(1,609,130)	—	—

Total	$(126,556)	$1,414,612	$(1,367,676)	$(5,082,692)	$6,766,605

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[4]	Futures contracts	Options written	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$—	$287,940	$—	$4,939,850	$—
Foreign exchange contracts	364,626	—	—	—	2,221,098
Credit contracts	—	—	—	851,147	—
Equity contracts	47,985	470,549	(37,560)	—	—

Total	$412,611	$758,489	$(37,560)	$5,790,997	$2,221,098

[4]	Represents realized gain/loss and change in unrealized appreciation (depreciation), respectively, for purchased options/swaptions during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Multi-Asset Income Fund based on gross month-end or daily (as applicable)

119  |

Notes to Financial Statements (continued)

December 31, 2018

notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2018:

Multi-Asset Income Fund	Forwards
Average Notional Amount Outstanding	1.01%
Highest Notional Amount Outstanding	9.49%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2018	0.00%

The volume of option contract activity, as a percentage of net assets, for Multi-Asset Income Fund, based on month-end or daily (as applicable) market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2018:

Multi-Asset Income Fund	Call Options Written*	Put Options Written*
Average Market Value of Underlying Instruments	0.36%	0.05%
Highest Market Value of Underlying Instruments	1.02%	0.31%
Lowest Market Value of Underlying Instruments	0.00%	0.00%
Market Value of Underlying Instruments as of December 31, 2018	0.00%	0.00%

*	Market value of underlying instruments is determined by multiplying option shares by the price of the option’s underlying security.

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets for Strategic Alpha Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2018:

Strategic Alpha Fund	Forwards	Futures	Credit Default Swaps	Interest Rate Swaps
Average Notional Amount Outstanding	17.86%	9.25%	3.71%	150.33%
Highest Notional Amount Outstanding	36.66%	16.23%	5.10%	220.75%
Lowest Notional Amount Outstanding	5.32%	5.51%	2.88%	101.53%
Notional Amount Outstanding as of December 31, 2018	5.99%	5.51%	2.88%	206.99%

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

|  120

Notes to Financial Statements (continued)

December 31, 2018

The volume of option contract activity, as a percentage of net assets for Strategic Alpha Fund, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2018:

Strategic Alpha Fund	Call Options Purchased*	Put Options Purchased*	Call Options Written*	Put Options Written*
Average Market Value of Underlying Instruments	1.46%	2.11%	0.92%	0.62%
Highest Market Value of Underlying Instruments	2.28%	6.09%	1.66%	3.48%
Lowest Market Value of Underlying Instruments	0.76%	0.00%	0.00%	0.00%
Market Value of Underlying Instruments as of December 31, 2018	0.76%	0.00%	1.66%	0.00%

*

Market value of underlying instruments is determined as follows: for securities by multiplying option shares by the price of the option’s underlying security, for currencies by multiplying par value by the strike price and dividing by the foreign currency exchange rate, for foreign indices by multiplying the number of contracts by the contract multiplier by the price of the underlying index and dividing by the foreign currency exchange rate and for futures by multiplying the number of contracts by the contract multiplier by the price of the underlying futures contract.

The volume of interest rate swaption activity, as a percentage of net assets for Strategic Alpha Fund, based on average premiums paid or received during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2018:

Strategic Alpha Fund	Interest Rate Call Swaptions Purchased	Interest Rate Call Swaptions Written
Average Premium Paid/Received	0.02%	0.01%
Highest Premium Paid/Received	0.07%	0.02%
Lowest Premium Paid/Received	0.00%	0.00%
Premium Paid/Received as of December 31, 2018	0.00%	0.00%

Over-the-counter derivatives, including forward foreign currency contracts, options and swap agreements are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow

121  |

Notes to Financial Statements (continued)

December 31, 2018

the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of December 31, 2018, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Strategic Alpha Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$90,327	$(35,484)	$54,843	$—	$54,843
Barclays Bank plc	10,916	(6,089)	4,827	—	4,827
Credit Suisse International	9,803	—	9,803	—	9,803
Deutsche Bank AG	107,088	(93,875)	13,213	(13,213)	—
HSBC Bank USA	5,915	(5,915)	—	—	—
Morgan Stanley Capital Services, Inc.	211,969	(72,176)	139,793	(139,793)	—
UBS AG	18,977	(18,977)	—	—	—

	$454,995	$(232,516)	$222,479	$(153,006)	$69,473

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(35,484)	$35,484	$—	$—	$—
Barclays Bank plc	(6,089)	6,089	—	—	—
Deutsche Bank AG	(93,875)	93,875	—	—	—
HSBC Bank USA	(6,777)	5,915	(862)	—	(862)
Morgan Stanley Capital Services, Inc.	(72,176)	72,176	—	—	—
UBS AG	(157,573)	18,977	(138,596)	138,596	—

	$(371,974)	$232,516	$(139,458)	$138,596	$(862)

|  122

Notes to Financial Statements (continued)

December 31, 2018

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2018:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Strategic Alpha Fund	$32,927,520	$32,403,402

Net loss amount reflects cash and securities received as collateral of $982,132, which is recorded on the Statements of Assets and Liabilities. Securities received as collateral are valued in accordance with the Fund’s valuation policies.

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Notes to Financial Statements (continued)

December 31, 2018

5.  Purchases and Sales of Securities.   For the year ended December 31, 2018, purchases and sales of securities (excluding short-term investments and option/swaption contracts and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Multi-Asset Income Fund	$13,459,501	$12,543,939	$383,778,230	$394,140,720
Strategic Alpha Fund	3,511,220,061	3,512,151,393	1,041,097,786	813,669,804
U.S. Equity Opportunities Fund	—	—	230,117,939	250,303,656

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to Multi-Asset Income Fund and U.S. Equity Opportunities Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 billion	Over $1 billion
Multi-Asset Income Fund	0.55%	0.50%
U.S. Equity Opportunities Fund	0.75%	0.75%

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Multi-Asset Income Fund	Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
U.S. Equity Opportunities Fund	Harris Associates L.P. (“Harris”)
Loomis Sayles

Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis. Harris is a wholly-owned subsidiary of Natixis.

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Notes to Financial Statements (continued)

December 31, 2018

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser(s) a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s/Segment’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $1 billion	Over $1 billion
Multi-Asset Income Fund	Loomis Sayles	0.325%	0.30%
U.S. Equity Opportunities Fund
Large Cap Growth Segment	Harris	0.52%	0.52%
All Cap Growth Segment	Loomis Sayles	0.35%	0.35%

Payments to Natixis Advisors are reduced by the amounts of payments to the subadvisers, as calculated based on the table above.

Loomis Sayles is the investment adviser to Strategic Alpha Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.60% of the first $1.25 billion and 0.55% in excess of $1.25 billion of the Fund’s average daily net assets, calculated daily and payable monthly.

Natixis Advisors and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2019, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2018, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Multi-Asset Income Fund	0.95%	1.70%	0.65%	0.70%
Strategic Alpha Fund	1.00%	1.75%	0.70%	0.75%
U.S. Equity Opportunities Fund	1.20%	1.95%	0.90%	0.95%

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Notes to Financial Statements (continued)

December 31, 2018

Natixis Advisors and Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2018, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Multi-Asset Income Fund	$805,940	$238,172	$567,768	0.55%	0.39%
Strategic Alpha Fund	7,895,864	—	7,895,864	0.60%	0.60%
U.S. Equity Opportunities Fund	7,916,621	—	7,916,621	0.75%	0.75%

[1]	Management fee waivers are subject to possible recovery until December 31, 2019.

For the year ended December 31, 2018, expense reimbursements related to the prior fiscal year were recovered as follows:

Fund	Recovered Expenses
Strategic Alpha Fund	$84,330

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

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Notes to Financial Statements (continued)

December 31, 2018

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2018, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Multi-Asset Income Fund	$144,708	$79,475	$238,424
Strategic Alpha Fund	69,714	72,885	218,655
U.S. Equity Opportunities Fund	1,540,530	261,290	783,870

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2018, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which was reevaluated on an annual basis.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Fund. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Fund in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2019, at which time it will be reevaluated as part of the annual review of the administrative fee contract, as noted above.

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Notes to Financial Statements (continued)

December 31, 2018

For the year ended December 31, 2018, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Multi-Asset Income Fund	$64,293	$326	$63,967
Strategic Alpha Fund	578,591	3,603	574,988
U.S. Equity Opportunities Fund	463,021	2,509	460,512

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2018, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Multi-Asset Income Fund	$84,756
Strategic Alpha Fund	618,962
U.S. Equity Opportunities Fund	481,661

As of December 31, 2018, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Multi-Asset Income Fund	$920
Strategic Alpha Fund	8,129
U.S. Equity Opportunities Fund	4,641

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Notes to Financial Statements (continued)

December 31, 2018

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2018 were as follows:

Fund	Commissions
Multi-Asset Income Fund	$10,482
Strategic Alpha Fund	2,604
U.S. Equity Opportunities Fund	66,865

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $340,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $170,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $12,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2019, the Chairperson of the Board will receive a retainer fee at the annual rate of $360,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $190,000, and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $15,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF

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Notes to Financial Statements (continued)

December 31, 2018

Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

g.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Funds to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2019 and is not subject to recovery under the expense limitation agreement described above.

Reimbursement of Transfer Agent Fees and Expenses
Fund	Class N
Multi-Asset Income Fund	$193
Strategic Alpha Fund	613
U.S. Equity Opportunities Fund	153

h.  Affiliated Ownership.  As of December 31, 2018, the Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of Multi-Asset Income Fund and Strategic Alpha Fund representing 0.76% and 0.15% respectively, of the Funds’ net assets. Natixis US and affiliates held shares of U.S. Equity Opportunities Fund representing less than 0.01% of the Fund’s net assets.

i.  Payment by Affiliates.  For the year ended December 31, 2018, Loomis Sayles reimbursed Multi-Asset Income Fund $387 and Strategic Alpha Fund $99,621 and Harris reimbursed U.S. Equity Opportunities Fund $9,389 for losses incurred in connection with trading errors.

j.  Interfund Transactions.  A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common Trustees. For the year ended December 31, 2018, the U.S. Equity Opportunities Fund engaged in purchase transactions of $568,905 with an affiliate of Natixis in compliance with Rule 17a-7 of the 1940 Act pursuant to procedures adopted by the Board of Trustees.

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

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Notes to Financial Statements (continued)

December 31, 2018

For the year ended December 31, 2018, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Multi-Asset Income Fund	$40,617	$22,199	$193	$39,860
Strategic Alpha Fund	16,660	17,499	613	606,574
U.S. Equity Opportunities Fund	462,264	78,571	153	251,052

8.  Line of Credit.  Effective April 12, 2108, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund was able borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate did not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2018, none of the Funds had borrowings under these agreements.

9.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of

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Notes to Financial Statements (continued)

December 31, 2018

Operations. For the year ended December 31, 2018, amounts rebated under these agreements were as follows:

Fund	Rebates
Multi-Asset Income Fund	$444
U.S. Equity Opportunities Fund	1,635

Effective March 9, 2018, the brokerage commission recapture program was terminated.

10.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Strategic Alpha Fund is non-diversified, which means it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
Multi-Asset Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,636,199	$21,887,217	1,702,656	$23,493,500
Issued in connection with the reinvestment of distributions	246,032	3,167,673	233,713	3,230,966
Redeemed	(1,495,395)	(19,584,653)	(2,320,403)	(32,491,498)

Net change	386,836	$5,470,237	(384,034)	$(5,767,032)

Class C
Issued from the sale of shares	610,774	$8,033,966	319,241	$4,385,407
Issued in connection with the reinvestment of distributions	102,629	1,321,750	128,351	1,767,902
Redeemed	(1,326,399)	(17,492,118)	(1,298,794)	(17,826,010)

Net change	(612,996)	$(8,136,402)	(851,202)	$(11,672,701)

Class N
Issued from the sale of shares	—	$—	2,278	$30,680
Issued in connection with the reinvestment of distributions	184	2,352	176	2,422

Net change	184	$2,352	2,454	$33,102

Class Y
Issued from the sale of shares	1,950,280	$25,895,828	2,592,244	$36,192,848
Issued in connection with the reinvestment of distributions	213,365	2,746,556	182,515	2,511,877
Redeemed	(2,215,349)	(28,814,661)	(464,288)	(6,389,575)

Net change	(51,704)	$(172,277)	2,310,471	$32,315,150

Increase (decrease) from capital share transactions	(277,680)	$(2,836,090)	1,077,689	$14,908,519

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Notes to Financial Statements (continued)

December 31, 2018

11.  Capital Shares (continued).

	Year Ended December 31, 2018		Year Ended December 31, 2017(a)
Strategic Alpha Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,902,859	$18,643,184	1,948,117	$19,283,141
Issued in connection with the reinvestment of distributions	87,934	860,102	105,767	1,044,208
Redeemed	(1,018,074)	(10,074,904)	(6,100,848)	(60,665,342)

Net change	972,719	$9,428,382	(4,046,964)	$(40,337,993)

Class C
Issued from the sale of shares	632,600	$6,161,447	316,552	$3,122,878
Issued in connection with the reinvestment of distributions	51,094	498,519	48,399	475,946
Redeemed	(1,295,865)	(12,777,946)	(1,595,852)	(15,731,090)

Net change	(612,171)	$(6,117,980)	(1,230,901)	$(12,132,266)

Class N
Issued from the sale of shares	22,029,860	$218,736,227	5,928,692	$58,808,207
Issued in connection with the reinvestment of distributions	952,881	9,315,262	75,346	744,780
Redeemed	(2,385,120)	(23,546,282)	(13,065)	(130,000)

Net change	20,597,621	$204,505,207	5,990,973	$59,422,987

Class Y
Issued from the sale of shares	60,785,713	$599,944,907	34,490,858	$341,479,931
Issued in connection with the reinvestment of distributions	2,375,280	23,181,067	2,221,504	21,892,730
Redeemed	(43,762,727)	(432,199,544)	(42,506,371)	(420,835,953)

Net change	19,398,266	$190,926,430	(5,794,009)	$(57,463,292)

Increase (decrease) from capital share transactions	40,356,435	$398,742,039	(5,080,901)	$(50,510,564)

(a)	From commencement of operations on May 1, 2017 through December 31, 2017 for Class N shares.

133  |

Notes to Financial Statements (continued)

December 31, 2018

11.  Capital Shares (continued).

	Year Ended December 31, 2018		Year Ended December 31, 2017(a)
U.S. Equity Opportunities Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,296,546	$86,556,990	3,144,209	$104,303,464
Issued in connection with the reinvestment of distributions	1,653,093	51,341,261	540,145	19,749,734
Redeemed	(3,432,504)	(126,242,869)	(2,915,369)	(99,731,079)

Net change	517,135	$11,655,382	768,985	$24,322,119

Class C
Issued from the sale of shares	1,030,778	$25,786,943	1,565,056	$37,342,545
Issued in connection with the reinvestment of distributions	503,353	10,537,724	175,190	4,480,476
Redeemed	(2,053,605)	(52,913,322)	(741,641)	(17,783,250)

Net change	(519,474)	$(16,588,655)	998,605	$24,039,771

Class N
Issued from the sale of shares	—	$—	26	$1,001
Issued in connection with the reinvestment of distributions	3	100	1	35

Net change	3	$100	27	$1,036

Class Y
Issued from the sale of shares	3,676,417	$160,325,492	4,351,889	$168,730,051
Issued in connection with the reinvestment of distributions	628,147	22,760,558	179,584	7,609,993
Redeemed	(2,840,359)	(120,906,634)	(1,961,859)	(78,357,163)

Net change	1,464,205	$62,179,416	2,569,614	$97,982,881

Increase (decrease) from capital share transactions	1,461,869	$57,246,243	4,337,231	$146,345,807

(a)	From commencement of operations on May 1, 2017 through December 31, 2017 for Class N shares.

|  134

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of Loomis Sayles Multi-Asset Income Fund, Natixis U.S. Equity Opportunities Fund and Loomis Sayles Strategic Alpha Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Multi-Asset Income Fund and Natixis U.S. Equity Opportunities Fund (two of the funds constituting the Natixis Funds Trust I), and Loomis Sayles Strategic Alpha Fund (one of the funds constituting the Natixis Funds II) (hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of

135  |

Report of Independent Registered Public Accounting Firm

December 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2019

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

|  136

2018 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2018, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Multi-Asset Income Fund	22.63%
Strategic Alpha Fund	2.23%
U.S. Equity Opportunities Fund	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2018.

Fund	Amount
Multi-Asset Income Fund	$2,864,723
U.S. Equity Opportunities Fund	87,168,205

Qualified Dividend Income.  For the fiscal year ended December 31, 2018, a percentage of the ordinary income dividends paid by the Fund are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund paid a distribution during calendar year 2018, complete information will be reported in conjunction with Form 1099-DIV. This percentage is noted below:

Fund	Qualifying Percentage
Multi-Asset Income Fund	27.06%
Strategic Alpha Fund	2.81%
U.S. Equity Opportunities Fund	100.00%

137  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II, (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	52 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

|  138

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	52 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	52 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

139  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	52 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	52 Director, Sterling Bancorp (Bank)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

|  140

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	52 Director, FutureFuel Corp. (Chemicals and Biofuels)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

141  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	52 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

|  142

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	52 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

143  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Vice President and Counsel, Natixis Investment Managers, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

|  144

Annual Report

December 31, 2018

Mirova Global Green Bond Fund

Mirova Global Sustainable Equity Fund

Mirova International Sustainable Equity Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

MIROVA GLOBAL GREEN BOND FUND

Managers	Symbols

Marc Briand Charles Portier* Christopher Wigley** Ostrum Asset Management U.S., LLC (formerly, Natixis Asset Management U.S., LLC)	Class A MGGAX Class N MGGNX Class Y MGGYX

*	Effective October 15, 2018, Charles Portier joined the portfolio management team of the Fund.
**	Effective November 14, 2018, Christopher Wigley no longer served as a portfolio manager of the Fund.

Investment Goal

The Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds.

Market Conditions

The markets entered 2018 continuing the trends from 2017: the 10-year German yield rose from 0.43% in December 2017 to 0.80% in February and credit outperformed government bonds. That environment was seriously burdened by several political uncertainties:

•	President Trump’s continuing trade war with China

•	The increasing probability of a “hard Brexit” and

•	The new Italian government’s battle with the European Commission.

Nevertheless, the European Central Bank (ECB) stopped its purchase program in December and the US Federal Reserve (Fed) hiked rates four times during the year, ending 2018 with a target range of 2.25%-2.50% on its benchmark funds rate. Taking into account the tapering and multiple hikes since December 2015, the Fed is no longer accommodative.

In this new context, US and German government bonds recovered their safe haven role. In contrast, credit suffered from significant outflows. The ECB remained on hold with negative short rates. The 10-year German bond dropped to 0.24% at the end of December 2018, down from 0.80% in February. The 10-year US Treasury yield fell to 2.78% in December from a high of 3.35% in September and 2.40% in December 2017.

Despite Italy and the EU agreeing to a 2.04% deficit target for 2019, the 10-year BTP/Bund spread1 reached 1.60% at the end of December compared with 0.45% in December 2017 and a high of 2.29% in mid-November.

The euro investment grade credit spread versus the German yield (which tightened from 0.88% in December 2017 to 0.73% in mid-February) later widened dramatically to 1.52%. Credit valuation subsequently returned close to its 2016 levels.

[1]	BTP/Bund spread: Italy risk premium is the spread between the 10-year Italian bond yield and the benchmark, 10-year German bond (bund) yield.

Performance Results

For the 12 months ended December 31, 2018, Class Y shares of Mirova Global Green Bond Fund returned 0.89% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays MSCI Green Bond Index, which returned 2.07%

1  |

Explanation of Fund Performance

Allocation had a negative impact on relative performance due to an overweight position in corporates relative to the benchmark. In May, during the Italian crisis, issue selection was also a relative detractor due to exposure to Italian credits such as Enel, Ferrovie, Hera and Intesa. We have not significantly reduced the position in Italian credits. We think Italy will remain in the Euro zone, and are confident that Italy will honor its debt with the European Central Bank’s help. Duration and yield curve positioning (flattening) had a positive impact. Foreign currency hedges detracted as well.

Outlook

We think some of the above-mentioned threats will abate. Specifically we believe that fears about an Italian exit from the Eurozone has been exaggerated and that the US might find an agreement with China. On the other hand, we believe that growth will slow down almost everywhere, and that President Trump might turn his attention toward the Eurozone after he inks a deal with China.

After the significant widening in credit spreads in the second half of the year, we think it’s still worth looking for value on specific names that we believe will outperform in the long run. We expect to maintain our significant underweight in Government issuers.

Finally, in spite of the 10-year German yield having reached historic lows, we think that it is still too early to implement a sizable short duration position; we maintain our modified duration close to neutral versus the benchmark.

Hypothetical Growth of $100,000 Investment in Class Y Shares2

February 28, 2017 (inception) through December 31, 2018

See notes to chart on page 3.

|  2

MIROVA GLOBAL GREEN BOND FUND

Average Annual Total Returns — December 31, 20182

	1 Year	Life of Fund	Expense Ratio[3]
			Gross	Net

Class Y (Inception 2/28/17)
NAV	0.89%	1.39%	3.62%	0.71%

Class A (Inception 2/28/17)
NAV	0.64	1.14	1.00	0.96
With 4.25% Maximum Sales Charge	-3.62	-1.20

Class N (Inception 2/28/17)
NAV	0.93	1.47	1.11	0.67

Comparative Performance
Bloomberg Barclays MSCI Green Bond Index[1]	2.07	2.77

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

The Bloomberg Barclays MSCI Green Bond Index provides a broad-based measure of global fixed-income securities issued to fund projects with direct environmental benefits according to MSCI ESG Research’s green bond criteria. The green bonds are primarily investment-grade, or may be classified by other sources when bond ratings are not available. The Index may include green bonds from the corporate, securitized, Treasury, or government-related sectors.

2	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

3

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

3  |

MIROVA GLOBAL SUSTAINABLE EQUITY FUND

Managers	Symbols

Jens Peers, CFA®	Class A ESGMX

Hua Cheng, CFA®, PhD	Class C ESGCX

Amber Fairbanks, CFA®*	Class N ESGNX

Suzanne Senellart**	Class Y ESGYX

Ostrum Asset Management U.S., LLC (formerly, Natixis Asset Management U.S., LLC)

*	Effective November 1, 2018, Amber Fairbanks joined the portfolio management team of the Fund.

**	Effective November 1, 2018, Suzanne Senellart no longer served as a portfolio manager of the Fund.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

For most equity investors, 2018 was a challenging year. Whether fear of trade wars, want for a better Brexit deal, rising populism in Northern Europe and around the world, tightening US monetary policy, or news of a slowing China, investors did their best to stay optimistic for the first three quarters of the year; October brought an end to that optimism.

During that month alone the MSCI World Index (net) fell over 7%, giving up all the ground it gained throughout the year. With US technology stocks leading the downward march, many investors assumed that October’s selloff would be short lived — a mere knee-jerk reaction to rising rates in America — but many of the things that spooked investors in October resurfaced in December.

Performance Results

For the 12 months ended December 31, 2018, Class Y Shares of the Mirova Global Sustainable Equity Fund returned -6.32% at net asset value. The Fund held up better than its benchmark, the MSCI World Index (Net), which returned -8.71% over the same period. It is important to note that there are material differences between the Fund and this benchmark.

Explanation of Fund Performance

The biggest contributors to relative performance were MasterCard, Thermo Fisher Scientific, and Microsoft. All three are top-ten positions and all three also provided the greatest contributions to absolute performance.

MasterCard led the charge of the top performers as e-retail and e-payments continued to play an ever-increasing role in consumer transactions. Thermo Fisher Scientific impressed investors with solid, organic growth throughout the year. Cloud computing services coupled with big data analytical services provided strong growth for Microsoft.

Valeo, Acuity Brands, and AO Smith were the biggest detractors from relative performance for the year.

|  4

MIROVA GLOBAL SUSTAINABLE EQUITY FUND

Valeo, maker of high-voltage systems and stop-start devices for cars as well as other aftermarket devices that help to add miles to gallons, reported disappointing guidance in the third quarter of 2018. Acuity Brands, makers of energy efficient lighting, reported lackluster sales in all but the first quarter of the year. AO Smith had a decent year but while its fundamentals remained strong, investors sold it, worried that the cyclical nature of its business would lead to weak sales growth in quarters to come.

Outlook

We believe that 2019 will be a relatively flat market when compared to 2017 and 2018. Headlines will still be replete with reasons to be uneasy, but investors may come to accept the noise as the ”new normal.“ We will continue to look to environmental, demographic, social, and governance trends for investment opportunity.

Industries to watch are those tied to social media, e-retail, and automotive. Social media industry growth may be challenged by new rules from Washington DC and around the world. e-Retail will continue to win consumer favor over traditional stores. The automotive industry should continue to be roughed up by tariff talks; however, the role of the car in global mobility seems to be largely unchallenged. Electric vehicles coming to market in the next 5 years should solidify their place. 2019 will be a struggle for auto makers unless tariff talk leads to resolution or China’s economy heats back up.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

March 31, 2016 (inception) through December 31, 2018

See notes to chart on page 7.

5  |

Top Ten Holdings as of December 31, 2018

	Security name	% of net assets
1	Microsoft Corp.	5.06%
2	Thermo Fisher Scientific, Inc.	5.04
3	Alphabet, Inc., Class A	4.80
4	MasterCard, Inc., Class A	4.79
5	Novo Nordisk AS, Class B	3.88
6	Danaher Corp.	3.88
7	Ecolab, Inc.	3.81
8	Eaton Corp. PLC	3.63
9	Symrise AG	3.43
10	EssilorLuxottica S.A.	3.23

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

|  6

MIROVA GLOBAL SUSTAINABLE EQUITY FUND

Average Annual Total Returns — December 31, 20183

	1 Year	Life of Class		Expense Ratios[4]
				Gross	Net

Class Y (Inception 3/31/16)		Class Y/A/C	Class N
NAV	-6.32%	7.37%	—%	1.16%	0.95%

Class A (Inception 3/31/16)
NAV	-6.54	7.13	—	1.43	1.20
With 5.75% Maximum Sales Charge	-11.92	4.85	—

Class C (Inception 3/31/16)
NAV	-7.20	6.33	—	2.18	1.95
With CDSC[1]	-8.09	6.33	—

Class N (Inception 5/1/17)
NAV	-6.26	—	4.50	14.30	0.90

Comparative Performance
MSCI World Index (Net)[2]	-8.71	7.03	1.95

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

MSCI World Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets. It is composed of common stocks of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/20. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

7  |

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND

Managers	Symbols

Jens Peers, CFA®	Class A MRVAX

Hua Cheng, CFA® PhD	Class N MRVNX

Amber Fairbanks, CFA®	Class Y MRVYX

Ostrum Asset Management U.S., LLC (formerly, Natixis Asset Management U.S., LLC)

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

For most equity investors, 2018 was a challenging year. Fear of trade wars, want for a better Brexit deal, rising populism in Northern Europe and around the world, tightening US monetary policy, and news of a slowing China brought international markets down, as measured by the MSCI EAFE Index.

Performance Results

The Mirova International Sustainable Equity Fund was launched on December 28, 2018. For the period ending December 31, 2018, Class Y shares of the Fund returned 0.10% at net asset value. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned 0.44%.

Explanation of Fund Performance

The slight underperformance came from an underweight in communications and energy names. The cash weight of around 6.5% was another detractor. Due to the newness of the Fund, cash levels are higher than we’d normally expect.

Outlook

We believe that 2019 will be a relatively flat market when compared to 2017 and 2018. Headlines will still be replete with reasons to be uneasy, but investors may come to accept the noise as the “new normal.” We will continue to look to environmental, demographic, social, and governance trends for investment opportunities.

Industries to watch are those tied to social media, e-retail, and automotive. Social media industry growth may be challenged by new rules from Washington, DC and around the world. E-Retail will continue to win consumer favor over traditional box stores. The automotive industry should continue to be roughed up by tariff talks; however, the role of the car in global mobility seems to be largely unchallenged. Electric vehicles coming to market in the next 5 years should solidify their place. 2019 will be a struggle for auto makers unless tariff talk leads to resolution or China’s economy heats back up.

|  8

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND

Top Ten Holdings as of December 31, 2018

	Security Name	% of net assets
1	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	4.08%
2	KBC Groep NV	4.08%
3	EssilorLuxottica S.A.	3.58%
4	AIA Group Ltd.	3.56%
5	Legal & General Group PLC	3.12%
6	Novo Nordisk AS, Class B	3.08%
7	Vestas Wind Systems AS	3.05%
8	Chr. Hansen Holding AS	3.03%
9	Kubota Corp.	3.02%
10	Prudential PLC	2.10%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

9  |

Total Returns — December 31, 20182

	Life of Fund[4]	Expense Ratios[3]
		Gross	Net

Class Y (Inception 12/28/18)
NAV	0.10%	1.74%	0.95%

Class A (Inception 12/28/18)
NAV	0.10	1.99	1.20
With 5.75% Maximum Sales Charge	-5.66

Class N (Inception 12/28/18)
NAV	0.10	1.64	0.90

Comparative Performance
MSCI EAFE Index (Net)[1]	0.44

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index designed to measure large and mid-cap equity performance in developed markets, excluding the U.S. and Canada. The Index includes countries in Europe, Australasia, and the Far East.

2	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

3

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/20. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

4

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns reflected above are different from the total returns reported in the financial highlights. The returns presented in the table above are what an investor would have actually experienced.

|  10

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

11  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2018 through December 31, 2018. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  12

MIROVA GLOBAL GREEN BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2018	ENDING ACCOUNT VALUE 12/31/2018	EXPENSES PAID DURING PERIOD* 7/1/2018 – 12/31/2018
Class A
Actual	$1,000.00	$1,007.00	$4.86
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89
Class N
Actual	$1,000.00	$1,008.60	$3.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36
Class Y
Actual	$1,000.00	$1,008.40	$3.59
Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.62

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.96%, 0.66% and 0.71% for Class A, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

MIROVA GLOBAL SUSTAINABLE EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2018	ENDING ACCOUNT VALUE 12/31/2018	EXPENSES PAID DURING PERIOD* 7/1/2018 – 12/31/2018
Class A
Actual	$1,000.00	$917.40	$6.33
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.67
Class C
Actual	$1,000.00	$914.30	$9.94
Hypothetical (5% return before expenses)	$1,000.00	$1,014.82	$10.46
Class N
Actual	$1,000.00	$918.80	$4.88
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14
Class Y
Actual	$1,000.00	$918.20	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.31%, 2.06%, 1.01% and 1.06% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

13  |

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2018	ENDING ACCOUNT VALUE 12/31/2018[2]	EXPENSES PAID DURING PERIOD 7/1/2018 – 12/31/2018[2]
Class A
Actual	$1,000.00	$1,003.00	$0.10	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11	*
Class N
Actual	$1,000.00	$1,003.00	$0.07	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	*
Class Y
Actual	$1,000.00	$1,003.00	$0.08	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	*

*

Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 0.90% and 0.95% for Class A, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

[1]

Fund commenced operations on December 28, 2018. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 0.90% and 0.95% for Class A, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (3), divided by 365 (to reflect the partial period).

[2]

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes. Amounts expressed in the table include the effect of such adjustments.

|  14

BOARD APPROVAL OF THE INITIAL ADVISORY AGREEMENT

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve for a two-year term any new investment advisory and sub-advisory agreements for a registered investment company, including newly formed funds such as the Mirova International Sustainable Equity Fund (the “Fund”). The Trustees, including the Independent Trustees, unanimously approved the proposed investment advisory agreement (the “Agreement”) for the Fund at an in-person meeting held on December 5, 2018.

In connection with this review, Fund management and other representatives of the Fund’s adviser, Ostrum Asset Management U.S., LLC (the “Adviser”), distributed to the Trustees materials about the Fund and its proposed contractual arrangements. The Trustees also considered information provided to them throughout the course of the year in connection with their oversight of the Natixis Funds family. The information considered by the Trustees included, among other items, (i) information on the proposed advisory fees and other expenses to be charged to the Fund, including information comparing the Fund’s expenses to those of peer groups and categories of funds and information on the advisory fees charged to another fund advised by the Adviser and the proposed expense cap, (ii) the size, education and experience of the Adviser’s investment staff and the investment strategies proposed to be used in managing the Fund, (iii) proposed arrangements for the distribution of the Fund’s shares, (iv) the procedures proposed to be employed to determine the value of the Fund’s assets, (v) the Fund’s investment policies and restrictions and the compliance policies and procedures of the Trust, (vi) information about the Adviser’s performance, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. The Trustees also considered the fact that they oversee other funds advised by the Adviser as well as information about the Adviser they had received in connection with their oversight of those other funds. The Trustees also considered the proposed transition of management of the Fund to Mirova U.S., LLC (“Mirova US”) due to an internal restructuring and that they were also being asked to approve an advisory agreement with Mirova US, which provided for the same services and the same fees, and which would take effect upon that transition. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser.

In considering whether to initially approve the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving weight to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below:

15  |

The nature, extent and quality of the services to be provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and its affiliates to the Fund, and the resources to be dedicated to the Fund by the Adviser and its affiliates. The Trustees considered their experience with other funds advised by the Adviser, as well as the affiliation between the Adviser and Natixis Investment Managers, L.P., whose affiliates provide investment advisory services to other funds in the same family of mutual funds. In this regard, the Trustees considered not only the advisory services proposed to be provided by the Adviser to the Fund, but also the monitoring and administrative services proposed to be provided by Natixis Advisors, L.P. and its affiliates to the Fund. The Trustees also considered representations to the effect that the transition from the Adviser to Mirova US was not expected to change the portfolio management or other services provided to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the scope of the services to be provided to the Fund under the Agreement seemed consistent with the Fund’s operational requirements, and that the Adviser had the capabilities, resources and personnel necessary to provide the advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreement supported approval of the Agreement.

Investment performance of the Fund and the Adviser. Because the Fund had not yet commenced operations, performance information for the Fund was not considered; however, the Board considered the performance of another fund managed by the Adviser that pursues a similar investment strategy as the Fund’s proposed strategy, as well as the performance of other accounts managed by the Adviser.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that these relevant factors supported approval of the Agreement.

The costs of the services to be provided by the Adviser and its affiliates from its relationship with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreement, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the Fund’s share classes with the fees and expenses of comparable share classes of comparable funds identified by the Adviser, including information about how those funds were selected, as well as information about differences in such fees. In evaluating the Fund’s proposed advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund. The Trustees also noted that the Fund would have an expense cap in place. In

|  16

addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Fund to the Adviser’s affiliates.

Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information provided in court cases in which adviser profitability was an issue, the estimated expense level of the Fund, and that the Fund would be subject to an expense cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fees and expenses proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreement.

Economies of scale. The Trustees considered the extent to which the Adviser may realize economies of scale or other efficiencies in managing the Fund, and whether those economies could be shared with the Fund through breakpoints in the advisory fees or other means, such as expense waivers or caps. The Trustees noted that the Fund will be subject to an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The compliance-related resources the Adviser and its affiliates would provide to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services to be performed by the Adviser and its affiliates, both under the Agreement and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the Natixis organization from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreement should be approved.

17  |

Portfolio of Investments – as of December 31, 2018

Mirova Global Green Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 90.2% of Net Assets
	Australia — 1.2%
300,000	Westpac Banking Corp., EMTN, 0.625%, 11/22/2024, (EUR)(a)	$337,677

	Austria — 1.2%
300,000	Verbund AG, 1.500%, 11/20/2024, (EUR)(a)	359,419

	Belgium — 3.1%
600,000	KBC Group NV, EMTN, 0.875%, 6/27/2023, (EUR)(a)	685,931
200,000	Kingdom of Belgium, Series 86, 1.250%, 4/22/2033, (EUR)(a)	230,313

		916,244

	Brazil — 0.7%
200,000	Fibria Overseas Finance Ltd., 5.500%, 1/17/2027(a)	200,750

	Canada — 2.6%
1,000,000	Province of Ontario Canada, 1.950%, 1/27/2023, (CAD)(a)	720,297
50,000	Province of Quebec Canada, 2.600%, 7/06/2025, (CAD)(a)	36,723

		757,020

	Denmark — 2.4%
600,000	Orsted AS, 1.500%, 11/26/2029, (EUR)(a)	689,067

	Finland — 0.7%
200,000	Municipality Finance PLC, 1.375%, 9/21/2021(a)	192,963

	France — 15.6%
800,000	Electricite de France S.A., 3.625%, 10/13/2025(a)	771,113
400,000	Electricite de France S.A., EMTN, 1.000%, 10/13/2026, (EUR)(a)	443,963
100,000	Engie S.A., EMTN, 1.500%, 3/27/2028, (EUR)(a)	117,011
1,850,000	France Government Bond OAT, 1.750%, 6/25/2039, (EUR)(a)	2,271,479
300,000	ICADE, 1.500%, 9/13/2027, (EUR)(a)	325,140
100,000	SNCF Reseau EPIC, EMTN, 1.000%, 11/09/2031, (EUR)(a)	111,736
400,000	SNCF Reseau EPIC, EMTN, 1.875%, 3/30/2034, (EUR)(a)	488,527

		4,528,969

	Germany — 1.3%
100,000	Berlin Hyp AG, 0.500%, 9/26/2023, (EUR)(a)	113,383
370,000	Kreditanstalt fuer Wiederaufbau, MTN, 2.400%, 7/02/2020, (AUD)(a)	261,329

		374,712

	India — 1.9%
600,000	Indian Railway Finance Corp. Ltd., 3.835%, 12/13/2027(a)	552,082

	Indonesia — 0.7%
200,000	Republic of Indonesia, 3.750%, 3/01/2023(a)	195,600

	Italy — 5.7%
600,000	Enel Finance International NV, EMTN, 1.125%, 9/16/2026, (EUR)(a)	649,235
400,000	Ferrovie dello Stato Italiane SpA., EMTN, 0.875%, 12/07/2023, (EUR)(a)	430,034
200,000	Hera SpA, EMTN, 2.375%, 7/04/2024, (EUR)(a)	241,405
300,000	Intesa Sanpaolo SpA, EMTN, 0.875%, 6/27/2022, (EUR)(a)	333,271

		1,653,945

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2018

Mirova Global Green Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Japan — 5.5%
700,000	Mizuho Financial Group, Inc., EMTN, 0.956%, 10/16/2024, (EUR)(a)	$799,009
700,000	Sumitomo Mitsui Financial Group, Inc., EMTN, 0.934%, 10/11/2024, (EUR)(a)	795,015

		1,594,024

	Korea — 2.0%
400,000	Hyundai Capital Services, Inc., 2.875%, 3/16/2021(a)	393,289
200,000	Korea Water Resources Corp., EMTN, 3.875%, 5/15/2023(a)	202,406

		595,695

	Lithuania — 3.5%
500,000	Lietuvos Energija UAB, EMTN, 1.875%, 7/10/2028, (EUR)(a)	564,579
400,000	Lietuvos Energija UAB, EMTN, 2.000%, 7/14/2027, (EUR)(a)	462,269

		1,026,848

	Mexico — 0.7%
200,000	Nacional Financiera SNC, 3.375%, 11/05/2020(a)	197,750

	Netherlands — 13.3%
300,000	Enel Finance International NV, EMTN, 1.000%, 9/16/2024, (EUR)(a)	339,146
500,000	Iberdrola International BV, (fixed rate to 5/22/2023, variable rate thereafter), 1.875%, (EUR)(a)(b)	535,466
500,000	Iberdrola International BV, EMTN, 1.125%, 4/21/2026, (EUR)(a)	566,946
1,200,000	Nederlandse Waterschapsbank NV, 2.375%, 3/24/2026(a)	1,156,164
100,000	TenneT Holding BV, (fixed rate to 6/01/2024, variable rate thereafter), 2.995%, (EUR)(a)(b)	111,424
100,000	TenneT Holding BV, EMTN, 1.250%, 10/24/2033, (EUR)(a)	108,321
300,000	TenneT Holding BV, EMTN, 1.375%, 6/26/2029, (EUR)(a)	343,306
400,000	TenneT Holding BV, EMTN, 1.750%, 6/04/2027, (EUR)(a)	479,455
200,000	TenneT Holding BV, EMTN, 1.875%, 6/13/2036, (EUR)(a)	229,585

		3,869,813

	Norway — 0.7%
200,000	Kommunalbanken AS, MTN, 1.375%, 10/26/2020(a)	195,355

	Spain — 0.4%
100,000	ACS Servicios Comunicaciones y Energia, S.L., 1.875%, 4/20/2026, (EUR)(a)	105,870

	Supranationals — 6.1%
100,000	Asian Development Bank, GMTN, 2.375%, 8/10/2027(a)	96,445
100,000	European Investment Bank, 1.500%, 11/15/2047, (EUR)(a)	115,722
100,000	European Investment Bank, 2.125%, 4/13/2026(a)	95,583
200,000	European Investment Bank, 2.375%, 5/24/2027(a)	192,055
700,000	European Investment Bank, 2.500%, 10/15/2024(a)	691,048
200,000	European Investment Bank, EMTN, 0.500%, 11/13/2037, (EUR)(a)	200,208
200,000	International Bank for Reconstruction & Development, Series GDIF, 2.125%, 3/03/2025(a)	192,904
100,000	International Finance Corp., GMTN, 2.000%, 10/24/2022(a)	97,751
100,000	International Finance Corp., GMTN, 2.125%, 4/07/2026(a)	95,883

		1,777,599

	Sweden — 4.1%
1,200,000	Svensk Exportkredit AB, GMTN, 1.875%, 6/23/2020(a)	1,185,757

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2018

Mirova Global Green Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United Kingdom — 5.6%
500,000	Anglian Water Services Financing PLC, EMTN, 1.625%, 8/10/2025, (GBP)(a)	$613,661
200,000	SSE PLC, EMTN, 0.875%, 9/06/2025, (EUR)(a)	217,667
500,000	SSE PLC, EMTN, 1.375%, 9/04/2027, (EUR)(a)	549,837
200,000	Transport for London, EMTN, 2.125%, 4/24/2025, (GBP)(a)	258,383

		1,639,548

	United States — 11.2%
300,000	Apple, Inc., 2.850%, 2/23/2023(a)	296,322
900,000	Apple, Inc., 3.000%, 6/20/2027(a)	857,642
600,000	Bank of America Corp., (fixed rate to 5/17/2021, variable rate thereafter), MTN, 3.499%, 5/17/2022(a)	600,090
400,000	Digital Realty Trust LP, 3.950%, 7/01/2022(a)	402,376
600,000	DTE Electric Co., Series A, 4.050%, 5/15/2048(a)	594,539
100,000	Southern Power Co., 1.850%, 6/20/2026, (EUR)(a)	116,931
400,000	Southern Power Co., 4.150%, 12/01/2025(a)	396,381

		3,264,281

	Total Bonds and Notes (Identified Cost $26,505,411)	26,210,988

Short-Term Investments — 4.7%
1,375,818	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2018 at 1.500% to be repurchased at $1,375,933 on 1/02/2019 collateralized by $1,470,000 U.S. Treasury Bond, 2.750% due 11/15/2042 valued at $1,406,067 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,375,818)	1,375,818

	Total Investments — 94.9% (Identified Cost $27,881,229)	27,586,806
	Other assets less liabilities — 5.1%	1,481,667

	Net Assets — 100.0%	$29,068,473

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Perpetual bond with no specified maturity date.

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2018

Mirova Global Green Bond Fund – (continued)

At December 31, 2018, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro-Buxl® 30 Year Bond	3/07/2019	1	$202,226	$206,945	$4,719
German Euro Bund	3/07/2019	8	1,491,367	1,499,007	7,640

Total					$12,359

At December 31, 2018, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	3/20/2019	1	$139,302	$146,000	$(6,698)
10 Year U.S. Treasury Note	3/20/2019	7	834,899	854,109	(19,210)
5 Year U.S. Treasury Note	3/29/2019	4	451,711	458,750	(7,039)
Australian Dollar	3/18/2019	5	369,610	352,600	17,010
British Pound	3/18/2019	12	964,014	959,250	4,764
Canadian Dollar	3/19/2019	11	836,682	808,610	28,072
Euro	3/18/2019	105	15,050,782	15,123,281	(72,499)
Euro Schatz	3/07/2019	15	1,922,601	1,923,828	(1,227)
German Euro BOBL	3/07/2019	2	302,772	303,669	(897)
UK Long Gilt	3/27/2019	1	156,086	156,992	(906)
Ultra Long U.S. Treasury Bond	3/20/2019	1	151,966	160,656	(8,690)

Total					$(67,320)

Industry Summary at December 31, 2018

Utility - Electric	22.8%
Bank	17.6
Financial	9.8
Industrial	9.5
Government National	9.3
Supra-National	6.1
Government Agency	4.2
Government Regional	3.3
Special Purpose	2.8
Gas Transmission	2.4
Transportation - Rail	2.4
Short-Term Investments	4.7

Total Investments	94.9
Other assets less liabilities (including futures contracts)	5.1

Net Assets	100.0%

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2018

Mirova Global Green Bond Fund – (continued)

Currency Exposure Summary at December 31, 2018

Euro	49.7%
United States Dollar	38.7
British Pound	3.0
Canadian Dollar	2.6
Australian Dollar	0.9

Total Investments	94.9
Other assets less liabilities (including futures contracts)	5.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2018

Mirova Global Sustainable Equity Fund

Shares	Description	Value (†)
Common Stocks — 99.9% of Net Assets
	Belgium — 2.8%
35,512	KBC Group NV	$2,284,803

	China — 1.2%
152,901	BYD Co. Ltd.	979,394

	Denmark — 10.4%
13,261	Chr. Hansen Holding AS	1,177,135
7,929	Coloplast AS, Series B	737,521
68,908	Novo Nordisk AS, Class B	3,164,742
22,584	Novozymes AS	1,009,107
31,318	Vestas Wind Systems AS	2,370,729

		8,459,234

	France — 6.0%
17,491	Danone	1,232,811
20,793	EssilorLuxottica S.A.	2,635,676
34,036	Valeo S.A.	992,680

		4,861,167

	Germany — 5.2%
4,652	Allianz SE, (Registered)	934,843
11,560	Fresenius SE & Co. KGaA, Sponsored ADR	558,742
37,732	Symrise AG	2,795,680

		4,289,265

	Hong Kong — 2.3%
223,258	AIA Group Ltd.	1,854,562

	Ireland — 3.6%
43,157	Eaton Corp. PLC	2,963,160

	Japan — 4.5%
11,000	Rinnai Corp.	724,299
95,700	Sekisui House Ltd.	1,405,362
26,500	Toyota Motor Corp.	1,533,994

		3,663,655

	Netherlands — 3.2%
6,375	ASML Holding NV	998,704
29,715	Unilever NV	1,609,729

		2,608,433

	Singapore — 1.8%
1,808,400	Raffles Medical Group Ltd.	1,460,048

	Switzerland — 0.9%
1,813	Geberit AG, (Registered)	706,019

	United Kingdom — 5.3%
24,400	Aptiv PLC	1,502,308
451,439	Legal & General Group PLC	1,330,106
85,985	Prudential PLC	1,535,387

		4,367,801

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2018

Mirova Global Sustainable Equity Fund – (continued)

Shares	Description	Value (†)
	United States — 52.7%
37,151	A.O. Smith Corp.	$1,586,348
9,284	Acuity Brands, Inc.	1,067,196
3,745	Alphabet, Inc., Class A(a)	3,913,375
1,299	Amazon.com, Inc.(a)	1,951,059
22,668	American Water Works Co., Inc.	2,057,574
30,671	Danaher Corp.	3,162,794
32,013	eBay, Inc.(a)	898,605
21,088	Ecolab, Inc.	3,107,317
8,695	Ellie Mae, Inc.(a)	546,307
5,796	Estee Lauder Cos., Inc. (The), Class A	754,060
21,797	Gilead Sciences, Inc.	1,363,402
2,199	Illumina, Inc.(a)	659,546
5,697	International Flavors & Fragrances, Inc.	764,936
20,723	MasterCard, Inc., Class A	3,909,394
40,641	Microsoft Corp.	4,127,906
7,792	NextEra Energy, Inc.	1,354,405
17,893	Oracle Corp.	807,869
8,874	Roper Technologies, Inc.	2,365,099
11,494	Signature Bank	1,181,698
18,374	Thermo Fisher Scientific, Inc.	4,111,917
19,946	Visa, Inc., Class A	2,631,675
10,900	Watts Water Technologies, Inc., Series A	703,377

		43,025,859

	Total Common Stocks (Identified Cost $79,137,286)	81,523,400

	Total Investments — 99.9% (Identified Cost $79,137,286)	81,523,400
	Other assets less liabilities — 0.1%	89,387

	Net Assets — 100.0%	$81,612,787

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2018

Mirova Global Sustainable Equity Fund – (continued)

Industry Summary at December 31, 2018

Chemicals	10.8%
IT Services	8.0
Electrical Equipment	7.8
Insurance	6.9
Software	6.8
Life Sciences Tools & Services	5.8
Interactive Media & Services	4.8
Health Care Equipment & Supplies	4.8
Banks	4.2
Pharmaceuticals	3.9
Internet & Direct Marketing Retail	3.5
Textiles, Apparel & Luxury Goods	3.3
Automobiles	3.1
Auto Components	3.0
Industrial Conglomerates	2.9
Personal Products	2.9
Building Products	2.8
Household Durables	2.6
Water Utilities	2.5
Health Care Providers & Services	2.5
Other Investments, less than 2% each	7.0

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

Currency Exposure Summary at December 31, 2018

United States Dollar	58.1%
Euro	17.2
Danish Krone	10.4
Japanese Yen	4.5
British Pound	3.5
Hong Kong Dollar	3.5
Other, less than 2% each	2.7

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2018

Mirova International Sustainable Equity Fund

Shares	Description	Value (†)
Common Stocks — 93.4% of Net Assets
	Australia — 2.9%
20,850	Brambles Ltd.	$149,174
57,365	Stockland	142,311

		291,485

	Belgium — 5.1%
6,367	KBC Group NV	409,646
2,559	Umicore S.A.	102,117

		511,763

	China — 1.5%
24,000	BYD Co. Ltd.	153,730

	Denmark — 12.2%
3,421	Chr. Hansen Holding AS	303,671
6,735	Novo Nordisk AS, Class B	309,319
2,291	Novozymes AS	102,367
3,049	Orsted AS	204,032
4,039	Vestas Wind Systems AS	305,747

		1,225,136

	France — 16.0%
1,260	Air Liquide S.A.	156,461
14,405	Credit Agricole S.A.	155,033
2,192	Danone	154,498
1,313	Dassault Systemes SE	155,958
2,834	EssilorLuxottica S.A.	359,232
676	L’Oreal S.A.	154,685
1,516	Orpea	154,842
11,673	Suez	154,206
5,536	Valeo S.A.	161,460

		1,606,375

	Germany — 6.1%
768	Allianz SE, (Registered)	154,334
3,171	Fresenius SE & Co. KGaA, Sponsored ADR	153,267
1,540	SAP SE	152,845
2,044	Symrise AG	151,446

		611,892

	Hong Kong — 3.6%
43,000	AIA Group Ltd.	357,193

	Ireland — 3.6%
4,886	Kingspan Group PLC	209,450
5,816	Smurfit Kappa Group PLC	154,750

		364,200

	Japan — 17.1%
2,700	Kao Corp.	199,848
21,300	Kubota Corp.	302,752
1,500	Rinnai Corp.	98,768

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2018

Mirova International Sustainable Equity Fund – (continued)

Shares	Description	Value (†)
	Japan — continued
13,800	Sekisui House Ltd.	$202,654
700	Shimano, Inc.	98,677
5,900	Takeda Pharmaceutical Co. Ltd.	199,977
3,600	Terumo Corp.	203,058
3,500	Toyota Motor Corp.	202,603
2,900	West Japan Railway Co.	204,889

		1,713,226

	Netherlands — 3.6%
1,328	ASML Holding NV	208,044
2,842	Unilever NV	153,957

		362,001

	Norway — 1.0%
5,326	Telenor ASA	103,433

	Singapore — 1.0%
124,600	Raffles Medical Group Ltd.	100,598

	Switzerland — 1.6%
404	Geberit AG, (Registered)	157,326

	Taiwan — 4.1%
11,100	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	409,701

	United Kingdom — 14.0%
3,447	Croda International PLC	205,858
12,021	Halma PLC	209,411
4,329	Johnson Matthey PLC	154,570
19,995	Land Securities Group PLC	205,306
106,160	Legal & General Group PLC	312,786
11,780	Prudential PLC	210,349
1,310	Spirax-Sarco Engineering PLC	104,270

		1,402,550

	Total Common Stocks (Identified Cost $9,340,238)	9,370,609

	Total Investments — 93.4% (Identified Cost $9,340,238)	9,370,609
	Other assets less liabilities — 6.6%	666,181

	Net Assets — 100.0%	$10,036,790

(†)	See Note 2 of Notes to Financial Statements.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2018

Mirova International Sustainable Equity Fund – (continued)

Industry Summary at December 31, 2018

Chemicals	11.7%
Insurance	10.4
Semiconductors & Semiconductor Equipment	6.2
Banks	5.7
Pharmaceuticals	5.1
Personal Products	5.0
Health Care Providers & Services	4.0
Machinery	4.0
Building Products	3.7
Textiles, Apparel & Luxury Goods	3.6
Automobiles	3.5
Equity Real Estate Investment Trusts	3.5
Software	3.1
Electrical Equipment	3.1
Household Durables	3.0
Electronic Equipment, Instruments & Components	2.1
Road & Rail	2.1
Electric Utilities	2.0
Health Care Equipment & Supplies	2.0
Other Investments, less than 2% each	9.6

Total Investments	93.4
Other assets less liabilities	6.6

Net Assets	100.0%

Currency Exposure Summary at December 31, 2018

Euro	34.4%
Japanese Yen	17.1
British Pound	14.0
Danish Krone	12.2
Hong Kong Dollar	5.1
United States Dollar	4.1
Australian Dollar	2.9
Other, less than 2% each	3.6

Total Investments	93.4
Other assets less liabilities	6.6

Net Assets	100.0%

See accompanying notes to financial statements.

|  28

Statements of Assets and Liabilities

December 31, 2018

	Mirova Global Green Bond Fund	Mirova Global Sustainable Equity Fund	Mirova International Sustainable Equity Fund
ASSETS
Investments at cost	$27,881,229	$79,137,286	$9,340,238
Net unrealized appreciation (depreciation)	(294,423)	2,386,114	30,371

Investments at value	27,586,806	81,523,400	9,370,609
Cash	18	—	10,002,000
Due from brokers (including variation margin on futures contracts) (Note 2)	602,030	—	—
Foreign currency at value (identified cost $785,222, $0 and $0, respectively)	771,351	—	—
Receivable for Fund shares sold	72,452	396,858	—
Receivable from investment adviser (Note 6)	—	—	17,138
Receivable for securities sold	—	389,835	—
Dividends and interest receivable	161,044	21,890	—
Tax reclaims receivable	176	58,327	—
Unrealized appreciation on futures contracts (Note 2)	62,205	—	—
Prepaid expenses (Note 8)	15	44	—

TOTAL ASSETS	29,256,097	82,390,354	19,389,747

LIABILITIES
Payable for securities purchased	—	—	9,335,078
Payable for Fund shares redeemed	—	346,572	—
Unrealized depreciation on futures contracts (Note 2)	117,166	—	—
Management fees payable (Note 6)	2,973	55,321	—
Deferred Trustees’ fees (Note 6)	6,752	13,082	9
Administrative fees payable (Note 6)	1,021	2,949	36
Payable to distributor (Note 6d)	25	656	—
Other accounts payable and accrued expenses	59,687	358,987	17,834

TOTAL LIABILITIES	187,624	777,567	9,352,957

NET ASSETS	$29,068,473	$81,612,787	$10,036,790

NET ASSETS CONSIST OF:
Paid-in capital	$29,816,133	$78,459,105	$10,002,000
Accumulated earnings (loss)	(747,660)	3,153,682	34,790

NET ASSETS	$29,068,473	$81,612,787	$10,036,790

See accompanying notes to financial statements.

29  |

Statements of Assets and Liabilities (continued)

December 31, 2018

	Mirova Global Green Bond Fund	Mirova Global Sustainable Equity Fund	Mirova International Sustainable Equity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$813,801	$6,359,934	$1,003

Shares of beneficial interest	83,803	555,544	100

Net asset value and redemption price per share	$9.71	$11.45	$10.03

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.14	$12.15	$10.64

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$—	$2,706,383	$—

Shares of beneficial interest	—	240,872	—

Net asset value and offering price per share	$—	$11.24	$—

Class N shares:
Net assets	$27,049,596	$2,841,840	$10,034,784

Shares of beneficial interest	2,779,974	247,439	1,000,000

Net asset value, offering and redemption price per share	$9.73	$11.49	$10.03

Class Y shares:
Net assets	$1,205,076	$69,704,630	$1,003

Shares of beneficial interest	123,999	6,066,103	100

Net asset value, offering and redemption price per share	$9.72	$11.49	$10.03

See accompanying notes to financial statements.

|  30

Statements of Operations

For the Year Ended December 31, 2018

	Mirova Global Green Bond Fund	Mirova Global Sustainable Equity Fund	Mirova International Sustainable Equity Fund(a)
INVESTMENT INCOME
Dividends	$—	$1,225,112	$—
Interest	494,398	25,564	—
Less net foreign taxes withheld	(328)	(89,003)	—

	494,070	1,161,673	—

Expenses
Management fees (Note 6)	151,791	690,581	658
Service and distribution fees (Note 6)	1,976	34,951	—
Administrative fees (Note 6)	12,105	37,858	37
Trustees’ fees and expenses (Note 6)	15,723	17,294	18
Transfer agent fees and expenses (Notes 6 and 7)	5,108	60,725	5
Audit and tax services fees	43,046	42,660	16,000
Custodian fees and expenses	11,532	34,731	520
Interest expense (Note 10)	1,950	4,890	—
Legal fees	567	1,778	12
Registration fees	59,377	72,161	—
Shareholder reporting expenses	1,543	12,243	105
Miscellaneous expenses (Note 8)	10,713	19,715	1,182

Total expenses	315,431	1,029,587	18,537
Less waiver and/or expense reimbursement (Note 6)	(131,491)	(84,485)	(17,797)

Net expenses	183,940	945,102	740

Net investment income (loss)	310,130	216,571	(740)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	398,308	3,534,418	—
Futures contracts	1,071,663	—	—
Foreign currency transactions (Note 2c)	(12,368)	(42,463)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(1,645,041)	(10,607,949)	30,371
Futures contracts	182,409	—	—
Foreign currency translations (Note 2c)	(23,969)	(2,084)	5,159

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(28,998)	(7,118,078)	35,530

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$281,132	$(6,901,507)	$34,790

(a)	From commencement of operations on December 28, 2018 through December 31, 2018.

See accompanying notes to financial statements.

31  |

Statements of Changes in Net Assets

	Mirova Global Green Bond Fund
	Year Ended December 31, 2018	Period Ended December 31, 2017(a)
FROM OPERATIONS:
Net investment income	$310,130	$160,877
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	1,457,603	(849,209)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(1,486,601)	1,122,636

Net increase in net assets resulting from operations	281,132	434,304

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(25,878)	(1,938	)(b)
Class N	(914,209)	(501,290	)(b)
Class Y	(25,543)	(675	)(b)

Total distributions	(965,630)	(503,903)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	3,764,971	26,057,599

Net increase in net assets	3,080,473	25,988,000
NET ASSETS
Beginning of the year	25,988,000	—

End of the year	$29,068,473	$25,988,000

(a)	From commencement of operations on February 28, 2017 through December 31, 2017.
(b)	See Note 2f of Notes to Financial Statements.

See accompanying notes to financial statements.

|  32

Statements of Changes in Net Assets (continued)

	Mirova Global Sustainable Equity Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017(a)
FROM OPERATIONS:
Net investment income	$216,571	$149,782
Net realized gain on investments and foreign currency transactions	3,491,955	1,197,299
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(10,610,033)	14,328,437

Net increase (decrease) in net assets resulting from operations	(6,901,507)	15,675,518

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(230,293)	(36,256	)(b)
Class C	(99,367)	(10,251	)(b)
Class N	(102,891)	(13	)(b)
Class Y	(2,994,214)	(712,738	)(b)

Total distributions	(3,426,765)	(759,258)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	24,155,904	3,152,882

Net increase in net assets	13,827,632	18,069,142
NET ASSETS
Beginning of the year	67,785,155	49,716,013

End of the year	$81,612,787	$67,785,155

(a)	From commencement of operations on May 1, 2017 through December 31, 2017 for Class N shares.
(b)	See Note 2f of Notes to Financial Statements.

See accompanying notes to financial statements.

33  |

Statements of Changes in Net Assets (continued)

Mirova International Sustainable Equity Fund
Period Ended December 31, 2018(a)
FROM OPERATIONS:
Net investment loss	$(740)
Net realized gain on investments	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	35,530

Net increase in net assets resulting from operations	34,790

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	10,002,000

Net increase in net assets	10,036,790
NET ASSETS
Beginning of the year	—

End of the year	$10,036,790

(a)	From commencement of operations on December 28, 2018 through December 31, 2018.

See accompanying notes to financial statements.

|  34

Financial Highlights

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class A
	Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$9.96		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08		0.04
Net realized and unrealized gain (loss)	(0.02)		0.11

Total from Investment Operations	0.06		0.15

LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)		(0.19)

Net asset value, end of the period	$9.71		$9.96

Total return(b)(c)	0.64%		1.46	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$814		$139
Net expenses(e)	0.96	%(f)	0.96	%(g)(h)
Gross expenses	1.75	%(f)	5.23	%(g)(h)
Net investment income	0.85%		0.49	%(g)
Portfolio turnover rate	46%		46%

*	From commencement of operations on February 28, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.74%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 5.22%.

See accompanying notes to financial statements.

35  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class N
	Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$9.98		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.06
Net realized and unrealized gain (loss)	(0.02)		0.12

Total from Investment Operations	0.09		0.18

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)		(0.20)

Net asset value, end of the period	$9.73		$9.98

Total return(b)	0.93%		1.77	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$27,050		$25,805
Net expenses(d)	0.66	%(e)	0.67	%(f)(g)
Gross expenses	1.12	%(e)	1.11	%(f)(g)
Net investment income	1.13%		0.75	%(g)
Portfolio turnover rate	46%		46%

*	From commencement of operations on February 28, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.11%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.10%.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  36

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class Y
	Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12		0.06
Net realized and unrealized gain (loss)	(0.03)		0.11

Total from Investment Operations	0.09		0.17

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)		(0.20)

Net asset value, end of the period	$9.72		$9.97

Total return(b)	0.89%		1.66	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,205		$43
Net expenses(d)	0.71	%(e)	0.71	%(f)(g)
Gross expenses	1.39	%(e)	3.62	%(f)(g)
Net investment income	1.19%		0.71	%(g)
Portfolio turnover rate	46%		46%

*	From commencement of operations on February 28, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 1.39%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 3.62%.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

37  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class A
	Year Ended December 31, 2018		Year Ended December 31, 2017	Period Ended December 31, 2016*
Net asset value, beginning of the period	$12.77		$9.90	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.00	(b)	(0.04)	0.02
Net realized and unrealized gain (loss)	(0.84)		3.06	(0.11)

Total from Investment Operations	(0.84)		3.02	(0.09)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.03)	(0.00	)(b)
Net realized capital gains	(0.48)		(0.12)	(0.01)

Total Distributions	(0.48)		(0.15)	(0.01)

Net asset value, end of the period	$11.45		$12.77	$9.90

Total return(c)(d)	(6.54)%		30.44%	(0.85	)%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,360		$3,260	$71
Net expenses(f)	1.30	%(g)(h)	1.29%	1.30	%(i)
Gross expenses	1.39	%(h)	1.43%	1.72	%(i)
Net investment income (loss)	0.03%		(0.36)%	0.23	%(i)
Portfolio turnover rate	19%		20%	20%

*	From commencement of operations on March 31, 2016 through December 31, 2016.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective December 28, 2018, the expense limit decreased from 1.30% to 1.20%.
(h)	Includes interest expense of less than 0.01%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  38

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class C
	Year Ended December 31, 2018		Year Ended December 31, 2017	Period Ended December 31, 2016*
Net asset value, beginning of the period	$12.63		$9.85	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)		(0.12)	(0.06)
Net realized and unrealized gain (loss)	(0.82)		3.02	(0.08)

Total from Investment Operations	(0.91)		2.90	(0.14)

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.48)		(0.12)	(0.01)

Net asset value, end of the period	$11.24		$12.63	$9.85

Total return(b)(c)	(7.20)%		29.40%	(1.39	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,706		$1,164	$52
Net expenses(e)	2.05	%(f)(g)	2.04%	2.05	%(h)
Gross expenses	2.14	%(g)	2.18%	2.20	%(h)
Net investment loss	(0.72)%		(1.02)%	(0.77	)%(h)
Portfolio turnover rate	19%		20%	20%

*	From commencement of operations on March 31, 2016 through December 31, 2016.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective December 28, 2018, the expense limit decreased from 2.05% to 1.95%.
(g)	Includes interest expense of less than 0.01%.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

39  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class N
	Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$12.81		$11.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)		0.02
Net realized and unrealized gain (loss)	(0.79)		1.66

Total from Investment Operations	(0.80)		1.68

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)		(0.04)
Net realized capital gains	(0.48)		(0.12)

Total Distributions	(0.52)		(0.16)

Net asset value, end of the period	$11.49		$12.81

Total return(b)	(6.26)%		14.81	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,842		$1
Net expenses(d)	1.01	%(e)(f)	1.00	%(g)
Gross expenses	1.08	%(f)	14.30	%(g)
Net investment income (loss)	(0.08)%		0.29	%(g)
Portfolio turnover rate	19%		20	%(h)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective December 28, 2018, the expense limit decreased from 1.00% to 0.90%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.99% and the ratio of gross expenses would have been 1.07%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  40

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class Y
	Year Ended December 31, 2018		Year Ended December 31, 2017	Period Ended December 31, 2016*
Net asset value, beginning of the period	$12.81		$9.91	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04		0.03	0.03
Net realized and unrealized gain (loss)	(0.85)		3.02	(0.10)

Total from Investment Operations	(0.81)		3.05	(0.07)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)		(0.03)	(0.01)
Net realized capital gains	(0.48)		(0.12)	(0.01)

Total Distributions	(0.51)		(0.15)	(0.02)

Net asset value, end of the period	$11.49		$12.81	$9.91

Total return(b)	(6.32)%		30.75%	(0.70	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$69,705		$63,359	$49,593
Net expenses(d)	1.05	%(e)(f)	1.04%	1.05	%(g)
Gross expenses	1.15	%(f)	1.16%	1.21	%(g)
Net investment income	0.29%		0.26%	0.35	%(g)
Portfolio turnover rate	19%		20%	20%

*	From commencement of operations on March 31, 2016 through December 31, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective December 28, 2018, the expense limit decreased from 1.05% to 0.95%.
(f)	Includes interest expense of less than 0.01%.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

41  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova International Sustainable Equity Fund—Class A
	Period Ended December 31, 2018*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.00	)(b)
Net realized and unrealized gain (loss)	0.03

Total from Investment Operations	0.03

Net asset value, end of the period	$10.03

Total return(c)(d)	0.30	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(f)(g)	1.20%
Gross expenses(g)	22.87%
Net investment loss(g)	(1.20)%
Portfolio turnover rate	0%

*	From commencement of operations on December 28, 2018 through December 31, 2018.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  42

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova International Sustainable Equity Fund—Class N
	Period Ended December 31, 2018*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.00	)(b)
Net realized and unrealized gain (loss)	0.03

Total from Investment Operations	0.03

Net asset value, end of the period	$10.03

Total return(c)	0.30	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$10,035
Net expenses(e)(f)	0.90%
Gross expenses(f)	22.55%
Net investment loss(f)	(0.90)%
Portfolio turnover rate	0%

*	From commencement of operations on December 28, 2018 through December 31, 2018.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

43  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova International Sustainable Equity Fund—Class Y
	Period Ended December 31, 2018*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.00	)(b)
Net realized and unrealized gain (loss)	0.03

Total from Investment Operations	0.03

Net asset value, end of the period	$10.03

Total return(c)	0.30	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(e)(f)	0.95%
Gross expenses(f)	22.51%
Net investment loss(f)	(0.95)%
Portfolio turnover rate	0%

*	From commencement of operations on December 28, 2018 through December 31, 2018.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  44

Notes to Financial Statements

December 31, 2018

1.  Organization.  Natixis Funds Trust I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Mirova Global Green Bond Fund (the “Global Green Bond Fund”)

Mirova Global Sustainable Equity Fund (the “Global Sustainable Equity Fund”)

Mirova International Sustainable Equity Fund (the “International Sustainable Equity Fund)

International Sustainable Equity Fund commenced operations on December 28, 2018 via contributions to the Fund by Natixis Investment Managers, L.P. (“Natixis”) and affiliates of $10,002,000.

Global Sustainable Equity Fund and International Sustainable Equity Fund are diversified investment companies. Global Green Bond Fund is a non-diversified investment company.

Each Fund offers Class A, Class N and Class Y shares. Global Sustainable Equity Fund also offers Class C shares.

Class A shares are sold with a maximum front-end sales charge of 5.75% for Global Sustainable Equity Fund and International Sustainable Equity Fund and 4.25% for Global Green Bond Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of

45  |

Notes to Financial Statements (continued)

December 31, 2018

the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Futures contracts are

|  46

Notes to Financial Statements (continued)

December 31, 2018

valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of December 31, 2018 securities held by the Funds were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets
Global Sustainable Equity Fund	$34,032,073	41.7%
International Sustainable Equity Fund	8,806,702	87.7%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

47  |

Notes to Financial Statements (continued)

December 31, 2018

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Gross unrealized appreciation (depreciation) on futures contracts is recorded in the Statements of Assets and Liabilities as an asset (liability). The aggregate principal amounts of the contracts are

|  48

Notes to Financial Statements (continued)

December 31, 2018

not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

e.  Due from Brokers.  Transactions and positions in certain futures contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Global Green Bond Fund represents cash pledged as collateral for futures contracts (including variation margin, as applicable). In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

f.  New Disclosure Requirements.  In accordance with new reporting requirements pursuant to Regulation S-X of the Securities and Exchange Commission, presentation of certain amounts on the Statements of Changes in Net Assets for the year ended December 31, 2017 have been conformed to the new disclosure requirements. Where the prior disclosure of Distributions to Shareholders separately stated distributions from net investment income and from net realized capital gains for each share class of the Fund, they are now combined into a single line item for each respective share class. In addition, disclosure of Undistributed Net Investment Income and Distributions in Excess of Net Investment Income, where applicable, has been removed from the Statements of Changes in Net Assets.

The following is a summary of the previously disclosed amounts, as reported at December 31, 2017:

Global Green Bond Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(1,938)
Class N	(501,290)
Class Y	(675)

Total distributions	$(503,903)

UNDISTRIBUTED NET INVESTMENT INCOME	$194,112

49  |

Notes to Financial Statements (continued)

December 31, 2018

Global Sustainable Equity Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(6,999)
Class N	(3)
Class Y	(148,952)
Net realized capital gains
Class A	(29,257)
Class C	(10,251)
Class N	(10)
Class Y	(563,786)

Total distributions	$(759,258)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(11,666)

g.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2018 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable,

|  50

Notes to Financial Statements (continued)

December 31, 2018

are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

h.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to wash sales, premium amortization, futures contract mark-to-market, return of capital distributions received, deferred Trustee’s fees and forward foreign currency contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2018 and 2017 were as follows:

	2018 Distributions Paid From:			2017 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Global Green Bond Fund	$965,630	$—	$965,630	$503,903	$—	$503,903
Global Sustainable Equity Fund	188,601	3,238,164	3,426,765	270,696	488,562	759,258
International Sustainable Equity Fund	—	—	—	—	—	—

For the year ended December 31, 2017, differences between these amounts and amounts disclosed in Note 2f of the Notes to Financial Statements are primarily attributable to different book and tax treatment for short-term capital gains.

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on

51  |

Notes to Financial Statements (continued)

December 31, 2018

accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Global Green Bond Fund	Global Sustainable Equity Fund	International Sustainable Equity Fund
Undistributed ordinary income	$44,196	$—	$13,843
Undistributed long-term capital gains	—	816,932	—

Total undistributed earnings	44,196	816,932	13,843

Capital loss carryforward:
Short-term:
No expiration date	(158,702)	—	—
Long-term:
No expiration date	(278,232)	—	—

Total capital loss carryforward	(436,934)	—	—

Late-year ordinary and post-October capital loss deferrals*	—	(13,077)	—

Unrealized appreciation (depreciation)	(348,170)	2,362,909	20,947

Total accumulated earnings (losses)	$(740,908)	$3,166,764	$34,790

Capital loss carryforward utilized in the current year	$1,142,510	$—	$—

*

Under current tax law, capital losses, foreign currency losses and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Global Sustainable Equity Fund is deferring foreign currency losses.

As of December 31, 2018, unrealized appreciation (depreciation) as a component of distributable earnings was as follows:

	Mirova Global Green Bond Fund	Mirova Global Sustainable Equity Fund	Mirova Int’l Sustainable Equity Fund
Unrealized appreciation (depreciation)
Investments	$(333,589)	$2,363,238	$30,371
Foreign currency translations	(14,581)	(329)	(9,424)

Total unrealized appreciation (depreciation)	$(348,170)	$2,362,909	$20,947

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Notes to Financial Statements (continued)

December 31, 2018

As of December 31, 2018, the cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Global Green Bond Fund	Global Sustainable Equity Fund	International Sustainable Equity Fund
Federal tax cost	$27,920,395	$79,160,162	$9,340,238

Gross tax appreciation	$396,643	$8,161,494	$56,444
Gross tax depreciation	(730,232)	(5,798,256)	(14,702)

Net tax appreciation (depreciation)	$(333,589)	$2,363,238	$41,742

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

i.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2018, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

j.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k.  New Accounting Pronouncement.  In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be

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Notes to Financial Statements (continued)

December 31, 2018

amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2018, at value:

Global Green Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$26,210,988	$—	$26,210,988
Short-Term Investments	—	1,375,818	—	1,375,818
Futures Contracts (unrealized appreciation)	62,205	—	—	62,205

Total	$62,205	$27,586,806	$—	$27,649,011

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(117,166)	$—	$—	$ (117,166)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2018, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

December 31, 2018

Global Sustainable Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$2,284,803	$—	$2,284,803
China	—	979,394	—	979,394
Denmark	—	8,459,234	—	8,459,234
France	—	4,861,167	—	4,861,167
Germany	—	4,289,265	—	4,289,265
Hong Kong	—	1,854,562	—	1,854,562
Japan	—	3,663,655	—	3,663,655
Netherlands	—	2,608,433	—	2,608,433
Singapore	—	1,460,048	—	1,460,048
Switzerland	—	706,019	—	706,019
United Kingdom	1,502,308	2,865,493	—	4,367,801
All Other Common Stocks (a)	45,989,019	—	—	45,989,019

Total	$47,491,327	$34,032,073	$—	$81,523,400

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A common stock valued at $953,564 was transferred from Level 1 to Level 2 during the period ended December 31, 2018. At December 31, 2017 this security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies. At December 31, 2018, this security was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the security.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements (continued)

December 31, 2018

International Sustainable Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$291,485	$—	$291,485
Belgium	—	511,763	—	511,763
China	—	153,730	—	153,730
Denmark	—	1,225,136	—	1,225,136
France	154,206	1,452,169	—	1,606,375
Germany	—	611,892	—	611,892
Hong Kong	—	357,193	—	357,193
Ireland	—	364,200	—	364,200
Japan	—	1,713,226	—	1,713,226
Netherlands	—	362,001	—	362,001
Norway	—	103,433	—	103,433
Singapore	—	100,598	—	100,598
Switzerland	—	157,326	—	157,326
Taiwan	409,701	—	—	409,701
United Kingdom	—	1,402,550	—	1,402,550

Total	$563,907	$8,806,702	$—	$9,370,609

For the period ended December 31, 2018, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include futures contracts.

Global Green Bond Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds. The Fund pursues its objective by primarily investing in fixed-income securities. In connection with its principal investment strategies, the Fund may also invest in futures, forwards and foreign currency transactions for investment purposes. During the year ended December 31, 2018, the Fund used futures contracts to gain yield curve exposure in accordance with its objective.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio

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Notes to Financial Statements (continued)

December 31, 2018

securities. During the year ended December 31, 2018, the Fund used futures contracts to manage duration.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may use futures contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2018, the Fund used futures contracts for currency hedging purposes.

The following is a summary of derivative instruments for Global Green Bond Fund as of December 31, 2018, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Interest rate contracts	$12,359
Foreign exchange contracts	49,846

Total exchange-traded asset derivatives	$62,205

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives
Interest rate contracts	$(44,667)
Foreign exchange contracts	(72,499)

Total exchange-traded liability derivatives	$(117,166)

Transactions in derivative instruments for Global Green Bond Fund during the year ended December 31, 2018, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$29,590
Foreign exchange contracts	1,042,073

Total	$1,071,663

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(26,644)
Foreign exchange contracts	209,053

Total	$182,409

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Notes to Financial Statements (continued)

December 31, 2018

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statements of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of futures contract activity as a percentage of net assets, for Global Green Bond Fund based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2018:

Global Green Bond Fund	Futures
Average Notional Amount Outstanding	77.32%
Highest Notional Amount Outstanding	89.67%
Lowest Notional Amount Outstanding	68.71%
Notional Amount Outstanding as of December 31, 2018	78.96%

Notional amounts outstanding at the end of the prior period are included in the averages above.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, as of December 31, 2018:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Green Bond Fund	$677,009	$677,009

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Notes to Financial Statements (continued)

December 31, 2018

5.  Purchases and Sales of Securities.  For the year ended December 31, 2018, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Global Green Bond Fund	$14,731,594	$11,746,594
Global Sustainable Equity Fund	39,296,864	15,773,268
International Sustainable Equity Fund	9,340,238	—

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Ostrum Asset Management U.S., LLC (“Ostrum US”) (formerly, Natixis Asset Management U.S., LLC) serves as investment adviser to the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Global Green Bond Fund	0.55%
Global Sustainable Equity Fund	0.80%
International Sustainable Equity Fund	0.80%

Ostrum US has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2019 for Global Green Bond Fund and until April 30, 2020 for Global Sustainable Equity Fund and International Sustainable Equity Fund, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2018, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Global Green Bond Fund	0.95%	—	0.65%	0.70%
Global Sustainable Equity Fund	1.20%	1.95%	0.90%	0.95%
International Sustainable Equity Fund	1.20%	—	0.90%	0.95%

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Notes to Financial Statements (continued)

December 31, 2018

Prior to December 28, 2018, the expense limits as a percentage of average daily net assets under the expense limitation agreement for Global Sustainable Equity Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Global Sustainable Equity Fund	1.30%	2.05%	1.00%	1.05%

Ostrum US shall be permitted to recover expenses borne under the expense limitation agreement (whether through waiver of management fee or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2018, the management fees and waiver of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Global Green Bond Fund	$151,791	$131,419	$20,372	0.55%	0.07%
Global Sustainable Equity Fund	690,581	84,091	606,490	0.80%	0.70%
International Sustainable Equity Fund	658	658	—	0.80%	—%

[1]	Management fee waiver is subject to possible recovery until December 31, 2019.

In addition, Ostrum US reimbursed non-class-specific expenses of International Sustainable Equity Fund in the amount of $17,138 for the period ended December 31, 2018.

No expenses were recovered for any of the Funds during the year ended December 31, 2018 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

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Notes to Financial Statements (continued)

December 31, 2018

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2018, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Global Green Bond Fund	$1,976	$—	$—
Global Sustainable Equity Fund	13,464	5,372	16,115

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2018, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which was reevaluated on an annual basis.

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Notes to Financial Statements (continued)

December 31, 2018

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2019, at which time it will be reevaluated as part of the annual review of the administrative fee contract, as noted above.

For the year ended December 31, 2018, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Global Green Bond Fund	$12,105	$72	$12,033
Global Sustainable Equity Fund	37,858	224	37,634
International Sustainable Equity Fund	37	1	36

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2018, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Green Bond Fund	$2,209
Global Sustainable Equity Fund	53,841

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Notes to Financial Statements (continued)

December 31, 2018

As of December 31, 2018, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Green Bond Fund	$25
Global Sustainable Equity Fund	656

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2018 were as follows:

Fund	Commissions
Global Sustainable Equity Fund	$5,500

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $340,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $170,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $12,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2019, the Chairperson of the Board will receive a retainer fee at the annual rate of $360,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $190,000, and the

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Notes to Financial Statements (continued)

December 31, 2018

chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $15,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and its affiliates are also officers and/or Trustees of the Trust.

g.  Affiliated Ownership.  As of December 31, 2018, the percentage of each Fund’s net assets owned by affiliates is as follows:

Global Green Bond Fund	Percentage of Net Assets
Natixis Sustainable Future 2015 Fund	4.54%
Natixis Sustainable Future 2020 Fund	4.32%
Natixis Sustainable Future 2025 Fund	2.98%
Natixis Sustainable Future 2030 Fund	1.86%
Natixis Sustainable Future 2035 Fund	1.29%
Natixis Sustainable Future 2040 Fund	0.76%
Natixis Sustainable Future 2045 Fund	0.39%
Natixis Sustainable Future 2050 Fund	0.34%
Natixis Sustainable Future 2055 Fund	0.29%
Natixis Sustainable Future 2060 Fund	0.30%
Natixis US and affiliates	74.96%

92.03%

Global Sustainable Equity Fund	Percentage of Net Assets
Natixis US and affiliates	30.46%

International Sustainable Equity Fund	Percentage of Net Assets
Natixis US and affiliates	99.95%

Investment activities of affiliated shareholders could have material impacts on the Funds.

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Notes to Financial Statements (continued)

December 31, 2018

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to Global Sustainable Equity Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2019 and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2018, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Fund	Reimbursement of Transfer Agency Expenses
Class N
Global Sustainable Equity Fund	$170

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended December 31, 2018, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Global Green Bond Fund	$3,093	$—	$315	$1,700
Global Sustainable Equity Fund	3,630	1,458	170	55,467
International Sustainable Equity Fund	—	—	5	—

8.  Line of Credit.  Effective April 12, 2018, Global Green Bond and Global Sustainable Equity Fund together, with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the

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Notes to Financial Statements (continued)

December 31, 2018

Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 12, 2018, Global Green Bond and Global Sustainable Equity Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund was able borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate did not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2018, neither Fund had borrowings under this agreement.

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Interest Expense.  The Funds incur interest expense on net cash and foreign currency debit balances, if any, for accounts held at brokers. Interest expense incurred on Global Green Bond Fund and Global Sustainable Equity Fund for the year ended December 31, 2018 is reflected on the Statements of Operations.

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Notes to Financial Statements (continued)

December 31, 2018

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Period Ended December 31, 2017(a)
Global Green Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	96,583	$954,782	14,126	$142,758
Issued in connection with the reinvestment of distributions	2,659	25,878	194	1,938
Redeemed	(29,439)	(289,444)	(320)	(3,259)

Net change	69,803	$691,216	14,000	$141,437

Class N
Issued from the sale of shares	165,547	$1,638,046	2,537,209	$25,376,096
Issued in connection with the reinvestment of distributions	93,723	914,209	50,115	501,290
Redeemed	(66,105)	(651,384)	(515)	(5,155)

Net change	193,165	$1,900,871	2,586,809	$25,872,231

Class Y
Issued from the sale of shares	119,626	$1,172,690	4,283	$43,491
Issued in connection with the reinvestment of distributions	2,517	24,445	68	675
Redeemed	(2,471)	(24,251)	(24)	(235)

Net change	119,672	$1,172,884	4,327	$43,931

Increase (decrease) from capital share transactions	382,640	$3,764,971	2,605,136	$26,057,599

(a)	From commencement of operations on February 28, 2017 through December 31, 2017.

67  |

Notes to Financial Statements (continued)

December 31, 2018

11.  Capital Shares (continued).

	Year Ended December 31, 2018		Year Ended December 31, 2017(a)
Global Sustainable Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	348,428	$4,451,380	267,864	$3,326,306
Issued in connection with the reinvestment of distributions	17,523	198,567	2,443	31,197
Redeemed	(65,761)	(832,079)	(22,091)	(265,777)

Net change	300,190	$3,817,868	248,216	$3,091,726

Class C
Issued from the sale of shares	160,246	$2,031,467	86,492	$1,050,944
Issued in connection with the reinvestment of distributions	3,196	35,492	372	4,700
Redeemed	(14,749)	(176,377)	(6)	(80)

Net change	148,693	$1,890,582	86,858	$1,055,564

Class N
Issued from the sale of shares	238,121	$3,000,333	89	$1,001
Issued in connection with the reinvestment of distributions	9,228	102,891	1	13

Net change	247,349	$3,103,224	90	$1,014

Class Y
Issued from the sale of shares	3,242,405	$42,546,284	2,401,416	$29,617,275
Issued in connection with the reinvestment of distributions	207,621	2,371,303	47,449	607,824
Redeemed	(2,329,061)	(29,573,357)	(2,507,120)	(31,220,521)

Net change	1,120,965	$15,344,230	(58,255)	$(995,422)

Increase (decrease) from capital share transactions	1,817,197	$24,155,904	276,909	$3,152,882

(a)	From commencement of operations on May 1, 2017 through December 31, 2017 for Class N shares.

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Notes to Financial Statements (continued)

December 31, 2018

11.  Capital Shares (continued).

	Period Ended December 31, 2018(a)
International Sustainable Equity Fund	Shares	Amount
Class A
Issued from the sale of shares	100	$1,000

Net change	100	$1,000

Class N
Issued from the sale of shares	1,000,000	$10,000,000

Net change	1,000,000	$10,000,000

Class Y
Issued from the sale of shares	100	$1,000

Net change	100	$1,000

Increase (decrease) from capital share transactions	1,000,200	$10,002,000

(a)	From commencement of operations on December 28, 2018 through December 31, 2018.

69  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust I and Shareholders of Mirova Global Sustainable Equity Fund, Mirova Global Green Bond Fund and Mirova International Sustainable Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Mirova Global Sustainable Equity Fund, Mirova Global Green Bond Fund and Mirova International Sustainable Equity Fund (three of the funds constituting Natixis Funds Trust I, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018 and for Mirova International Sustainable Equity Fund for the period December 28, 2018 (commencement of operations) through December 31, 2018 and the statements of changes in net assets for each of the two years in the period ended December 31, 2018 and for Mirova International Sustainable Equity Fund for the period December 28, 2018 (commencement of operations) through December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, and the results of each of their operations for the year ended December 31, 2018 and for Mirova International Sustainable Equity Fund for the period December 28, 2018 (commencement of operations) through December 31, 2018 and changes in each of their net assets for each of the two years in the period ended December 31, 2018 and for Mirova International Sustainable Equity Fund for the period December 28, 2018 (commencement of operations) through December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

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Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2019

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

71  |

2018 U.S. Tax Distribution Information to Shareholders (Unaudited)

Qualified Dividend Income.  For the fiscal year ended December 31, 2018, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2018, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Global Sustainable Equity Fund	100.00%

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2018, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Global Sustainable Equity Fund	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2018.

Fund	Amount
Global Sustainable Equity Fund	$3,238,164

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	52 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

73  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	52 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	52 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	52 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	52 Director, Sterling Bancorp (Bank)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

75  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	52 Director, FutureFuel Corp. (Chemicals and Biofuels)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	52 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

77  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	52 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Vice President and Counsel, Natixis Investment Managers, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

79  |

Annual Report

December 31, 2018

McDonnell Intermediate Municipal Bond Fund

Natixis Oakmark Fund

Natixis Oakmark International Fund

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Value Opportunity Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

Managers	Symbols

Dawn Mangerson	Class A MIMAX

James Grabovac, CFA®	Class C MIMCX

Lawrence Jones	Class Y MIMYX

Steve Wlodarski, CFA®

McDonnell Investment Management, LLC

Investment Goal

The Fund seeks a high level of federal tax-exempt current income, consistent with the preservation of capital.

Market Conditions

Risk markets reeled during the fourth quarter, devoid of a specific catalyst but simmering in a stew of uncertainty over global growth prospects amid decelerating trade flows and intensifying trade rhetoric. What began the year amid unfettered optimism resulting from the corporate tax cut degenerated into a fiscal policy fizzle that fueled record stock buybacks but little in the way of long-term capital investment. Much of the capital market return differentiation for the year was determined during the fourth quarter as risk markets experienced a significant correction which, in turn, contributed to healthy rate market gains. The improved rate market tone helped mitigate the declines experienced during the first three quarters and left year-over-year yield increases beyond the 5-year portion of the curve contained within 30 basis points (one basis point (bp) is equal to 1/100 of 1%). The sharp increase in equity volatility contributed to significant credit spread (the difference in yield between 10-year US Treasury bonds and lower-rated bonds) widening in the corporate market, while municipals remained relatively well bid amid a steep downdraft in new issue supply.

•

Rate markets recovered somewhat during the fourth quarter but ended the year with yields moderately higher, particularly on the shorter end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum).

•

The Treasury curve continued to flatten, with 2- to 10-year bonds ending the year roughly 30 basis points tighter at 20 basis points, and remained a focus of participants wary of an economic deceleration.

•	Equity markets sold off sharply in the fourth quarter, taking most indices in both developed and emerging markets firmly into the red for the year.

•	Energy markets collapsed during the last quarter as efforts to curtail production failed to arrest a relentless selloff that took crude prices down nearly 40% from their October highs.

•	Credit spreads widened as risk markets endured a broad price correction and concomitant rise in volatility.

1  |

•	Monetary policy normalization continued apace during the year as the Federal Reserve boosted short rates by 100 bps and scaled back reinvestment of its balance sheet by $420 billion.

The signal economic event over the past year was the implementation of the Tax Cuts and Jobs Act that slashed the corporate tax rate from 35% to 21%. The tax plan was designed to incentivize business fixed investment, which legislators expected would result in stronger employment and wage growth. The Congressional Budget Office (CBO) estimated the cost of the package at $1.9 trillion over a 10-year period, and the CBO further expanded its deficit estimate when Congress added $300 billion of additional spending over 2018 and 2019. We were skeptical about implementing a pro-cyclical fiscal policy of significant proportion to an economy nine years into an expansion and nearing full employment.

While it is difficult to isolate the impact of the plan one year after implementation, we can at least evaluate the performance of the factors legislators were targeting. Employment growth improved, as expected, with nonfarm payrolls estimated to have averaged a monthly increase of 220,000 in 2018 versus 182,000 the prior year. Wage growth also edged higher, running at an annual rate of 3.2% versus 2.7% in 2017. However, business fixed investment through the first three quarters of 2018 is estimated to have been flat versus the pace measured during the same period for the year prior, while stock buybacks announced in 2018 are estimated to have topped $1 trillion. Clearly, the investment surge occurred, but in the form of financial investment rather than direct capital investment in property, plant and equipment. As such, there is likely to be minimal long-term enhancement to economic productivity or direct tangible benefit beyond the short-run boost to growth resulting from the tax cut. Meanwhile, the US economy will be approaching the longest expansion in the post-war era while running a fiscal deficit approaching $1 trillion (or nearly 5% of GDP).

Performance Results

For the 12 months ended December 31, 2018, Class Y shares of the McDonnell Intermediate Municipal Bond Fund returned 0.58% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 1.28%.

Explanation of Fund Performance

The municipal market environment was characterized by “supply constrained” conditions throughout most of 2018. New issue supply declined by 24% from the prior year as the prohibition of advance refunding issues contained in the tax legislation was implemented. We anticipated these conditions coming into the year, but the degree of shortfall was at the high end of expectations. Market conditions also featured continued quality spread compression as investors competed to access the reduced supply of available bonds. In addition, credit-specific spread tightening occurred across several large issuers as investors became more tolerant of underfunded long-term liabilities than they had been in a more discerning credit environment. Against the backdrop of a rising tide of spread tightening, we continued to focus on underlying credit quality fundamentals as the economic expansion enters its tenth year.

|  2

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

Security selection and sector weightings contributed negatively to performance, while yield curve posture and duration were additive. Non-callable, high quality, long duration structured securities hampered performance for the majority of the year given their longer effective duration, but significantly outperformed the general market in the fourth quarter. Additionally, underweight exposure to the Pre-refunded, State General Obligation and Lease sectors hampered performance, although this was somewhat offset by an overweight and outperformance in the Hospital and Water & Sewer sectors. With respect to curve positioning, an underweight on the longer end of the yield curve benefited performance as reduced investor demand caused the curve to steepen with long rates rising.

Outlook

Capital markets entered the new year with the prevailing balance having shifted considerably in recent months. With equities piercing a 20% drop from their highs, credit spreads widening 50 bps and scaled-back market expectations for further Fed tightening, investors now must assess whether the markets are signaling economic storm clouds on the horizon. The reversal of fortunes from the near-euphoria that prevailed at the outset of last year is notable. Clearly, the capital markets face manifest hurdles in the year ahead including China’s slowdown, the Brexit impasse, the government shutdown and the expected release of the special counsel’s report to note several. But while last year’s sentiment proved overly optimistic, we expect this year’s gloom may prove equally pessimistic as 2019 unfolds. The fundamental underpinnings of the expansion remain intact. It would be flippant to suggest that investors ignore the warnings embodied in the recent market turmoil, but one would be similarly ill-advised to not consider the underlying growth fundamentals of the real economy. Employment, consumption and investment remain solid and inflation below target. It is difficult to become excessively pessimistic about capital market prospects with economic fundamentals offering little in the way of negative confirmation. As such, we believe the current correction represents a more attractive entry point for risk investors with a longer-term timeframe. Conversely, we expect that the ratcheting back of Fed expectations may well prove premature.

While we do not expect the Fed will have to aggressively tighten policy over the medium term, we do anticipate eventual modest upward pressure on rates, particularly on the shorter end of the yield curve, as we move forward. We remain vigilant for signs that the expansion has run its course but do not expect that eventuality to loom large, at least over the first half of the year.

3  |

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

December 31, 2012 (inception) through December 31, 2018

See notes to chart on page 5.

|  4

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

Average Annual Total Returns — December 31, 20184

				Expense Ratios[5]
	1 Year	5 Years	Life of Fund	Gross	Net

Class Y (Inception 12/31/12)[1]
NAV	0.58%	2.80%	1.93%	0.83%	0.45%

Class A (Inception 12/31/12)[1]
NAV	0.33	2.50	1.62	1.10	0.70
With 3.00% Maximum Sales Charge	-2.64	1.87	1.10

Class C (Inception 12/31/12)[1]
NAV	-0.42	1.76	0.89	1.83	1.45
With CDSC[2]	-1.40	1.76	0.89

Comparative Performance
Bloomberg Barclays Municipal Bond Index[3]	1.28	3.82	2.73

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

December 31, 2012 represents the date shares were first registered for public sale under the Securities Act of 1933. November 16, 2012 represents commencement of operations for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	Bloomberg Barclays Municipal Bond Index is a market value — weighted index of investment-grade municipal bonds with maturities of one year or more.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

5  |

NATIXIS OAKMARK FUND

Managers	Symbols

William C. Nygren, CFA®	Class A NEFOX

Kevin G. Grant, CFA®	Class C NECOX

M. Colin Hudson, CFA®	Class N NOANX

Michael J. Mangan, CFA®	Class Y NEOYX

Harris Associates L.P.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Throughout the year, investor pessimism came from an array of issues, including unresolved trade wars, tariffs and interest rate increases. Compounding these fears, investors who were accustomed to a growing US economy became concerned over an impending recession given that economists predicted slowing growth ahead. Anxiety intensified further from erratic energy prices as supply/demand imbalances and other market factors caused key energy benchmarks to fall 40% by year-end from nearly four-year high levels reached in October. The year culminated in a government shutdown owing to an impasse over border security and immigration policy. These events, along with weak fourth-quarter asset manager performance across the industry, sparked portfolio redemptions and other de-risking actions and led to forced selling of equities in US and global markets, which sent some major benchmark indexes into bear market territory.

Amid this gloomy backdrop, some positive news emerged. Third-quarter gross domestic product grew a robust 3.5% and generated the fastest annual corporate profit increase since 2012. The unemployment rate fell to 3.7%, the lowest level in nearly 50 years, and has remained constant since September. The tight labor market caused upward pressure on weekly wages that rose 3.3% in the third quarter and outpaced inflation. Holiday retail sales, a metric the market watches closely, rose by 5.1% year-over-year to more than $850 billion, which was the strongest improvement in six years. Online holiday sales advanced 19.1%, while sales at physical department stores declined 1.3%. Even so, holiday online department store sales increased 10.2%, and this acceleration of online sales is expected to continue as businesses adapt to an evolving retail environment.

Performance Results

For the 12 months ended December 31, 2018, Class Y shares of Natixis Oakmark Fund returned -12.76% at net asset value. The Fund underperformed its benchmark, the S&P 500® Index, which returned -4.38%.

Explanation of Fund Performance

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, shares in the healthcare sector gained the most value, while holdings in the industrials sector detracted the most.

|  6

NATIXIS OAKMARK FUND

General Electric (GE) and Citigroup were the largest detractors to fund performance for the calendar year. GE faced a succession of issues in 2018 that influenced its share price, which was especially volatile in the second half of the year, as market analysts reassessed key company estimates, both lower and higher. The company’s second-quarter results released in July included revenue and earnings per share that outpaced market forecasts, and management expressed that results were in line with the company’s expectations. GE later announced it was awarded a new $630.5 million contract with the US Navy for repair and maintenance of F414 aircraft engine components. Even so, in September, some influential market analysts lowered price targets for the company. Subsequently, H. Lawrence Culp, Jr., formerly CEO of Danaher, was unexpectedly named GE’s chairman and CEO. Along with this announcement, management lowered full-year guidance. Late in October, the company reported third-quarter revenues that largely met market expectations. Earnings per share, however, were roughly 30% lower than forecasts, and the company cut its quarterly dividend to $0.01 from $0.12. Management did not provide fourth quarter or 2019 guidance, and the lack of forecasts along with concerns over the company’s liquidity added to investor anxiety. To explain, Culp candidly pointed out that when discussing numbers on a forward-looking basis, he wants to do so with conviction and confidence, which was not possible at that time. He also stated that raising additional equity was not then necessary. We still concur with his assessment. According to our calculations, GE has sufficient liquidity from its industrial operations and the market has overlooked the supplemental liquidity provided by recent sale proceeds and equity positions. All these factors taken together lead us to believe that the company will reach its overall leverage targets without raising equity. In addition, its liquidity position remains steady. Lastly, in December, positive market analysts’ notes upgrading the company provided GE’s share price a modest boost. Management continues to adjust the company’s portfolio of businesses, and while the restructuring process may take some time, we believe this approach will work to benefit shareholders into the future. Overall, we believe that the stock has declined more than warranted and that GE’s intrinsic value is well above the current price quote.

Citigroup finished lower for the first quarter as its share price tracked US market movements. The company’s fourth-quarter earnings results largely aligned with market forecasts. Importantly, consistent with recent trends, the company’s underlying business performance matched our expectations. We were pleased that loan growth was healthy (+5% from last year), driven by core global consumer banking and international city bank segment growth of 7%. Deposits also increased 1% from a year earlier. Citigroup’s third-quarter results issued in October were solid, in our assessment, and generally aligned with our estimates. Earnings per share rose to $1.73, which reflects an increase of roughly 22% from a year earlier. We were especially pleased that expenses were well controlled, which helped improve the company’s efficiency ratio to 57.3%. In addition, Citigroup returned $6.4 billion to shareholders by way of share repurchases and dividend payments in the third quarter. However, at an analysts’ conference in December, CFO John Gerspach stated expectations that fourth-quarter revenue will be slightly lower than what the company had achieved in the year-ago quarter. Lower revenues could jeopardize the company’s ability to meet its efficiency targets within the desired timeframe. Gerspach indicated that while the

7  |

equity business continues to perform well, a drop in fixed income market revenue prompted the reduced outlook. We did not find Gerspach’s announcement overly concerning, as we expect some degree of revenue fluctuation in the current macroeconomic environment. Overall, we remain satisfied with Citigroup’s fundamental performance.

The leading contributors to fund performance for the year were HCA Healthcare and Netflix. HCA Healthcare’s share price gained value in three of the past four quarters as the company’s results released during the reporting period showed positive growth momentum. Revenue, earnings and earnings per share for the first, second and third quarters of 2018 surpassed market expectations. Importantly, key operating metrics, such as same-facility equivalent admissions and same-facility revenue per equivalent admission, demonstrated strengthening trends over the course of the year. These developments provide us evidence that the company’s strategy of focusing on higher acuity visits is paying off. In addition, management stated that capital investments are now “yielding solid market share gains.” HCA paid $121 million worth of dividends and bought back $302 million worth of shares during the third quarter (year-to-date share repurchases total $1.195 billion), which aligns with our estimates. Along with its latest earnings release, management increased full-year revenue, earnings and earnings per share guidance ranges. Furthermore, management continues to seek out strategically sound acquisition opportunities to broaden the company’s scope. One such example was its purchase in August of Mission Health, a six-hospital health facility in North Carolina that allowed expansion across a state where it previously had no operations. Despite these positive outcomes, HCA’s share price dropped in December in conjunction with other hospital stocks as the future of the Affordable Care Act was called into question when a US District Court Judge ruled the law unconstitutional. The law currently remains intact, and we expect a succession of appeals will ensue, perhaps over a protracted period. In the meantime, we have not changed our valuation metrics for HCA as we remain pleased with the company’s fundamental performance.

Netflix ended 2018 quite strong, from our perspective, with the addition of 8.3 million subscriptions in the fourth quarter. Furthermore, average revenue per user in the United States increased 13% from last year (+26% internationally, including currency effects), amid this accelerated subscriber growth. In February, Netflix signed a five-year agreement with television producer Ryan Murphy, who is known for his work on hit shows, such as “Glee,” “American Horror Story” and “American Crime Story.” Under the terms of this deal, Murphy will create a number of new series and films exclusively for Netflix. In addition to Murphy, the company recently added Shonda Rhimes and Oscar-winning filmmakers Joel and Ethan Coen to its talent lineup for the production of original content. We think these alliances provide the company with considerable competitive advantages. Netflix’s first-quarter revenue and earnings per share slightly outpaced market estimates, while net subscriber additions in the United States and internationally were well ahead of market expectations. We were impressed with the acceleration in subscriber growth, especially as the company implemented a price increase in the previous quarter. Netflix issued second-quarter earnings per share that outpaced market expectations, while revenue was in line with projections. Later, third-quarter earnings per share were 30%

|  8

NATIXIS OAKMARK FUND

higher than projections. Importantly, net subscriber additions for both domestic and international streaming handily outpaced market estimates along with management’s forecasts. The company’s global growth continues unabated as trailing 12-month paying subscriber net additions reached a record 26.4 million. Netflix predicts fourth-quarter net subscriber additions for domestic (1.80 million) and international (7.60 million) streaming that are far in excess of what the market anticipates. We believe the company is poised to benefit further from the transition to internet-provided TV, which we expect will prove advantageous for shareholders.

Outlook

As seasoned investors, we have witnessed similar times of uncertainty. Investors now appear to generally lack an appetite for risk and have gotten more defensive, moving from equity investments to cash and other seemingly safe haven instruments, as illustrated by large equity mutual fund outflows that occurred late in the fourth quarter. Investors may presently believe the best market gains are behind them and have lowered expectations moving into 2019. We adopt the opposite view. Market declines offer ripe opportunities for us to identify extraordinary investment candidates that we believe should reward shareholders going forward.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2008 through December 31, 2018

See notes to chart on page 11.

9  |

Top Ten Holdings as of December 31, 2018

Security name		% of net assets
1	Alphabet, Inc., Class A	4.04%
2	Citigroup, Inc.	3.02
3	Regeneron Pharmaceuticals, Inc.	2.87
4	Bank of America Corp.	2.86
5	Apple, Inc.	2.68
6	Netflix, Inc.	2.65
7	American International Group, Inc.	2.54
8	Capital One Financial Corp.	2.52
9	Fiat Chrysler Automobiles NV	2.48
10	CVS Health Corp.	2.43
The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

|  10

NATIXIS OAKMARK FUND

Average Annual Total Returns — December 31, 20183

					Expense Ratios[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 11/18/98)
NAV	-12.76%	5.86%	13.29%	—%	0.93%	0.93%

Class A (Inception 5/6/31)
NAV	-13.01	5.59	13.00	—	1.18	1.18
With 5.75% Maximum Sales Charge	-18.02	4.34	12.33	—

Class C (Inception 5/1/95)
NAV	-13.63	4.80	12.16	—	1.93	1.93
With CDSC[1]	-14.40	4.80	12.16	—

Class N (Inception 5/1/17)
NAV	-12.60	—	—	0.55	13.79	0.75

Comparative Performance
S&P 500® Index[2]	-4.38	8.49	13.12	5.03

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

11  |

NATIXIS OAKMARK INTERNATIONAL FUND

Managers	Symbols

David G. Herro, CFA®	Class A NOIAX

Michael L. Manelli, CFA®	Class C NOICX

Harris Associates L.P.	Class N NIONX

Class Y NOIYX

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Volatility prevailed throughout 2018 as investors digested the implications of newly imposed tariffs. Trade wars began in earnest across the spectrum of US partners, especially the largest traders of Canada, Mexico and China. Along with import tariffs on steel and aluminum mainly aimed at Canada and Mexico, the United States enacted tariffs on Chinese imports. Retaliatory counter-tariffs soon ensued and many European Union countries also entered the fray. A threat was issued to impose a 20% tariff on European auto imports, which Moody’s Investors Service found would cause negative disruptions to the global supply chain across the auto industry and push vehicle prices higher. While a tentative agreement was reached with Mexico and talks persisted with the European Union, the United States and China continued to impose tit-for-tat tariffs. Taking the trade wars into consideration, the International Monetary Fund trimmed its outlook for 2019 economic growth by 0.2% for the US, China and the global economy to 2.5%, 6.2% and 3.7%, respectively. However, trade tensions were eased somewhat after a meeting between US President Trump and Chinese leader Xi Jinping resulted in a postponement of planned tariff increases scheduled for January 1.

Elsewhere, Brexit negotiations faltered, which prompted the resignation of UK Brexit Secretary Dominic Raab and the decline of the pound sterling. Despite the discord, UK Prime Minister Theresa May survived a vote of no confidence held by her own Conservative Party in December. In Japan, third-quarter gross domestic product growth was revised downward from -1.2% to -2.5% at an annualized rate, a sharp decrease from the 2.8% growth in the second quarter. Likewise, the pace of economic growth in China decelerated to 6.5% in the third quarter from 6.7% in the second quarter with fears that fourth-quarter growth could sink to an even lower rate.

Erratic energy prices also served as a source of concern during the reporting period. Supply/demand imbalances and other market factors caused key energy benchmarks to fall 40% by year-end from nearly four-year high levels reached in October. In response, the Organization of the Petroleum Exporting Countries and other countries agreed to a reduction in production of 1.2 million barrels a day effective for six months beginning in January.

|  12

NATIXIS OAKMARK INTERNATIONAL FUND

Performance Results

For the 12 months ended December 31, 2018, Class Y shares of Natixis Oakmark International Fund returned -23.93% at net asset value. The Fund underperformed its benchmark, the MSCI World ex USA Index (Net), which returned -14.09%.

Explanation of Fund Performance

Geographically, our average weightings for the year were 81% in Europe, 5% in Japan and 3% in Australia. The remaining positions are in South Africa, the United States, Indonesia, Mexico, India, Taiwan, China, South Korea and Canada. As value investors with an emphasis on individual stock selection, our country and sector weights are a byproduct of our bottom-up process.

On an absolute-return basis, shares in the consumer staples sector produced the lone positive collective return, while shares in the healthcare sector lost the most value.

The largest detractors from return were BNP Paribas and Daimler. Results from BNP Paribas for the first two quarters of 2018 were mixed, which caused investor concern early in the year. The company realized fiscal first-half year-over-year declines in revenue, pre-provision profit and operating income. Even so, the declines largely came from a number of one-time items, including outsized regulatory tax payments along with capital gains, credit costs and transformation expenses that were greater than in the year-ago period. In addition, results from corporate and institutional banking were especially robust in the same period last year, which made comparative results appear weaker than absolute performance indicated. Later, BNP issued third-quarter revenue, operating income and profit before tax that missed market forecasts, while net income exceeded projections. The company experienced negative leverage in all three of its operating divisions on an underlying basis, which management attributed to the persistent low interest rate environment, increased investment in the international financial services division, and, in particular, to sluggish trading conditions in the corporate and institutional banking division. However, the substandard operating results were not especially surprising to us, given the difficult end-market conditions coupled with costs invested to restructure parts of the business. In October, we met with CEO Jean-Laurent Bonnafé, who expressed confidence that BNP will reach its 2020 return on equity target of more than 10% and expects this ratio will approach 11% within the next five years if market conditions remain constant. Furthermore, BNP was pressured by fears about European politics, although these headlines have not reduced our assessment of the company’s long-term intrinsic value. The company possesses a dominant retail banking franchise along with a diversified business base, which allows for cost of funding, liquidity and scale advantages versus its smaller peers. BNP also improved its risk profile by exiting riskier business lines and increasing its capital level, which have worked to further strengthen its balance sheet. Looking forward, we believe the company will begin to generate greater net savings in 2019 and 2020 from its extensive cost transformation project currently under way. Overall, our investment thesis for this company is intact, as we believe BNP’s capital position is solid and its management team is working to enhance shareholder value.

13  |

Daimler’s share price declined significantly in the second quarter after management announced a profit warning and indicated 2018 total earnings would be slightly below the 2017 level. The company cited challenges, such as higher raw material costs, adverse effects from currency movements and minor difficulties with US suppliers, as the cause of the adjustment. Management worked to mitigate these issues through cost cutting. As the year progressed, Daimler faced the threat of newly imposed tariffs from both the United States and China, vehicle recalls that stemmed from concerns surrounding manipulated emission control systems (management adamantly denies the use of defeat devices), and unexpected news that CEO Dieter Zetsche (age 65) will step down in May 2019. While these matters prompted investor anxiety, we remained confident that Daimler possessed the wherewithal to manage each of these situations successfully. Later, the company’s fiscal nine-month results illustrated that Daimler had encountered a difficult period as revenues from industrial operations remained unchanged and the earnings margin contracted. Full-period Mercedes-Benz revenue dropped 3.2% and unit sales declined 6.3% in the third quarter, primarily driven by a lack of product availability in the United States and significant issues pertaining to compliance with new European emissions regulations. Management again lowered full-year earnings guidance for Mercedes-Benz owing to increased diesel/regulatory provisions. However, the year ended on a positive note as global Mercedes-Benz sales increased 1.5% in November from a year earlier, which marked the brand’s best-ever November sales growth. In addition, Daimler delivered its first battery-powered electric commercial truck to US-based Penske Truck Leasing and also announced it is investing more than €1 billion to create a global battery production network. We think both of these developments will provide significant future advantages. Lastly, President Trump told German auto executives in December that he had no immediate plans to impose additional US vehicle tariffs. Overall, Daimler still meets our operational performance expectations and its shares are trading at a significant discount to our estimate of intrinsic value.

The top contributors to the yearly return were Axis Bank and Safran. We initiated a position in Axis Bank in the first quarter. In our view, the company’s fiscal first-quarter earnings results, released in late July, further solidified our thesis that asset quality improvement will drive a boost in earnings for the company. Later, Axis’ fiscal first-half earnings results exhibited a continued underlying improvement in asset quality. Despite slower loan growth, management believes activity should pick up in the second half, particularly on the corporate side, which accounts for over one-third of total loans. The company has also more than doubled its market share in credit card spending over the past five years to about 11%. As a whole, our investment thesis is driven by the normalization of credit costs where trends remain positive, in our estimation. We believe India’s strong economic growth, coupled with low financial penetration, should result in attractive long-term growth rates for the Indian banking sector. We have confidence that Axis is a solid investment that should reward shareholders into the future.

Safran delivered strong first-quarter earnings results as exhibited by revenues of EUR 4.22 billion that exceeded market expectations of EUR 4.07 billion. The company also reiterated its outlook for the full fiscal year, noting that one of the only reasons Safran did

|  14

NATIXIS OAKMARK INTERNATIONAL FUND

not raise guidance was due to it being so early in the year. Later, we sold out of our position as its share price approached our estimate of its true value.

Outlook

Geopolitical events have been and will always be part of the investing climate. Elections, trade disputes, wars and other forms of conflict tend to have large impacts on short-term stock prices. However, we believe that underlying value is largely unaffected by macro events. Instead, a company’s true worth is based on its ability to generate cash and create value for its owners over the long term, in our view. As value investors, this is what we study, analyze and price. We will remain focused on fundamental factors and use discipline to take advantage of the market’s volatility and investors’ impatience. We have faced numerous situations like this in the past and have been able to create long-term value for our investors. We remain confident that we can continue to deliver strong long-term results, especially given where valuations are today.

Hypothetical Growth of $100,000 Investment in Class Y Shares1

December 15, 2010 through December 31, 2018

See notes to chart on page 17.

15  |

Top Ten Holdings as of December 31, 2018

Security name		% of net assets
1	BNP Paribas S.A.	3.88%
2	Daimler AG, (Registered)	3.86
3	Intesa Sanpaolo SpA	3.78
4	Lloyds Banking Group PLC	3.76
5	Credit Suisse Group AG, (Registered)	3.67
6	Continental AG	3.56
7	CNH Industrial NV	3.40
8	Bayerische Motoren Werke AG	3.07
9	Glencore PLC	3.02
10	Naspers Ltd., N Shares	2.85

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

|  16

NATIXIS OAKMARK INTERNATIONAL FUND

Average Annual Total Returns — December 31, 20184

					Expense Ratios[5]
	1 Year	5 Years	Life of Class		Gross	Net

Class Y (Inception 5/1/17)			Class A/C	Class Y/N
NAV[1]	-23.93%	-1.03%	—%	-8.77%	1.07%	1.07%

Class A (Inception 12/15/10)
NAV	-24.15	-1.12	3.85	—	1.32	1.32
With 5.75% Maximum Sales Charge	-28.51	-2.28	3.08	—

Class C (Inception 12/15/10)
NAV	-24.74	-1.86	3.07	—	2.07	2.07
With CDSC[2]	-25.47	-1.86	3.07	—

Class N (Inception 5/1/17)
NAV	-23.94	—	—	-8.70	25.21	0.92

Comparative Performance
MSCI World ex U.S. Index (Net)[3]	-14.09	0.34	3.08	-1.47

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Class Y shares (5/1/2017), performance is that of Class A shares and reflects the higher net expenses of that share class.

2	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	MSCI World ex USA Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Funds prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/19. When a Funds expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Funds expense caps.

17  |

VAUGHAN NELSON SMALL CAP VALUE FUND

Managers	Symbols

Dennis G. Alff, CFA®	Class A NEFJX

Chad D. Fargason	Class C NEJCX

Chris D. Wallis, CFA®	Class N VSCNX

Scott J. Weber, CFA®	Class Y NEJYX

Vaughan Nelson Investment Management, L.P.

Effective July 31, 2009, the fund was closed to new investors.

Effective January 18, 2019, Stephen Davis serves as portfolio manager of the Fund and Messrs. Alf, Fargason and Weber no longer serve as portfolio managers.

Investment Goal

The Fund seeks capital appreciation.

Market Conditions

Fiscal stimulus and regulatory relief in the United States led to accelerating domestic growth, which, combined with quantitative tightening by the Federal Reserve, fueled a rally in the US dollar. US dollar strength led to weakness in overseas markets, which were further pressured by trade war rhetoric between the United States and China. With the Federal Reserve raising interest rates throughout the year and the US economy producing strong nominal growth, global liquidity left international capital markets and sought the safety of US assets.

It is quite unusual to have material fiscal stimulus this late in a business cycle with little slack in labor markets. For the first time in several decades there are more job openings than people remaining in the labor pool. Accelerating economic growth is a welcome attribute; however, this late in the business cycle at a time when dollar liquidity is declining and margins are under pressure, the benefits will likely accrue to Main Street rather than Wall Street.

Market volatility returned as liquidity conditions tightened and interest rates increased due to a modest uptick in inflationary pressures and an anticipated increase in US Treasury issuance to fund expanding deficits. With the yield on the 2-year US Treasury now higher than the dividend yield for most stocks, further hikes in Treasury rates will likely continue to pressure stock valuations.

Performance Results

For the 12 months ended December 31, 2018, Class Y shares of Vaughan Nelson Small Cap Value Fund returned -14.61% at net asset value. The Fund underperformed its benchmark, the Russell 2000® Value Index, which returned -12.86%.

Explanation of Fund Performance

Small-cap stocks lagged the broad market for the year. The Fund underperformed the benchmark, primarily due to stock selection within the financials, materials, and industrials

|  18

VAUGHAN NELSON SMALL CAP VALUE FUND

sectors. Stock selection within the healthcare and technology sectors contributed the most to returns, especially on a relative basis. Even though the portfolio was underweight the traditional defensive sectors such as consumer staples, REITs, and utilities, it was also underweight the most cyclical areas of the benchmark. As such, the Fund experienced better support during broad market selloffs but underperformed the benchmark during lower quality rallies like the one in the second quarter, the only quarter in 2018 that the Fund underperformed the benchmark.

Stock selection within the industrials sector detracted the most from relative performance. REV Group and Multi-Color Corporation had the greatest negative impact on returns. REV Group suffered from supply chain disruptions and tariff-related headwinds, which increased costs and delayed the production and shipment of vehicles from several of its product lines. Multi-Color, a provider of label solutions for consumer products, performed poorly due to slowing organic revenue growth and disappointing results from its Constantia acquisition. The company’s balance sheet is also more highly levered than peers, which had a negative impact on the stock’s performance as interest rates rose.

The materials sector performed poorly for the year as US dollar strength, trade tariffs, and slowing global growth negatively affected the sector. Berry Global Group and Venator Materials detracted the most from performance. Berry lagged the market as more highly leveraged companies underperformed as interest rates rose and sluggish volumes in South America affected overall volumes. In addition, higher resin costs driven by oil prices were a headwind for Berry most of the year. Venator traded lower due to softening TiO2 volumes and pricing in Europe and inventory destocking in Asia, which drove concerns that the current TiO2 cycle may be ending. The company also announced that it was shutting down its Pori, Finland plant following a fire that destroyed much of the facility.

Financials also performed poorly as the yield curve flattened and loan growth slowed. Regional banks including Chemical Financial and Pacific Premier Bancorp underperformed the market as investors began to factor in a slower growth environment and the potential for rising credit costs.

Real estate and utilities performed better than the market, especially in the fourth quarter selloff as investors sought safety. The Fund was underweight these sectors, which affected relative performance.

The technology sector contributed the most to the Fund’s performance for the year, primarily driven by stock selection. Even though the benchmark’s technology sector was down low double digits for the year, the Fund’s return in technology was positive. CyberArk Software and Integrated Device Technology were two of the best performing stocks. CyberArk benefited from brisk demand for cybersecurity software, which contributed to strong license growth during the year. Integrated Device, a semiconductor company, performed well due to steady growth in the communications, data center, and industrial markets. In addition, during the third quarter the company reached an agreement to be acquired by Renesas Electronics at an attractive premium.

The Fund’s healthcare stocks also performed well due to stock selection, materially outperforming the benchmark. Cotiviti and LivaNova were the best performing names.

19  |

Cotiviti, a software provider to the healthcare industry, was purchased by a competitor, Verscend, at an attractive premium during the second quarter. LivaNova offers cardiac surgery, neuromodulation, and cardiac rhythm management products. The company benefited from accelerating revenue growth and from a potential material market expansion, pending CMS approval of vagus nerve stimulation (VNS) therapy for treatment-resistant depression.

Consumer staples was one of the worst performing sectors in the benchmark for the year. The Fund was underweight the sector and owned only one consumer staples stock, Performance Food Group, so relative performance in the sector was positive.

The energy sector was the worst performing sector for the year as oil prices declined 25%. Even though the Fund’s energy holdings were down for the year, the Fund was underweight energy and performed in line with the benchmark.

Outlook

Global synchronized growth peaked earlier this year, and it is imperative that US economic growth pull the rest of the world forward if further market appreciation is to be expected. With declining dollar liquidity, rising margin pressures, and elevated earnings growth expectations, we expect market volatility to remain elevated until there is either a reacceleration in global growth or a pause in Federal Reserve interest rate increases.

Despite strong economic growth in the US, the Fed’s monetary policy normalization is starting to affect certain sectors of the economy. Housing activity and home price appreciation are beginning to slow from the significant increase in mortgage rates over the last year. Housing is typically one of the first sectors to feel the effects of rising interest rates and typically leads a broader economic slowdown by approximately 12 to 18 months.

At this late stage in the economic cycle, the two primary threats to sustained economic growth and rising equity markets are further monetary policy normalization by global central banks and sustained pressure on global supply chains from trade tariffs. For US equity markets to remain attractive, it is critical for the Federal Reserve to allow enough time for capital markets to adjust to higher interest rates and declining liquidity before continuing with monetary policy normalization.

Our outlook remains balanced, stock-specific, and not reflective of opportunities in specific industries, regions of the world, or broader market indices.

|  20

VAUGHAN NELSON SMALL CAP VALUE FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2008 through December 31, 2018

Top Ten Holdings as of December 31, 2018

	Security name	% of net assets
1	Integrated Device Technology, Inc.	2.59%
2	Southwest Gas Holdings, Inc.	2.48
3	Brink’s Co. (The)	2.47
4	LPL Financial Holdings, Inc.	2.28
5	Brown & Brown, Inc.	2.24
6	Spire, Inc.	2.17
7	Booz Allen Hamilton Holding Corp.	2.05
8	Nexstar Media Group, Inc., Class A	2.04
9	First Financial Bancorp	1.96
10	CyberArk Software Ltd.	1.85

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

21  |

Average Annual Total Returns — December 31, 20183

					Expense Ratios[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 8/31/06)
NAV	-14.61%	3.64%	11.44%	—%	1.27%	1.27%

Class A (Inception 12/31/96)
NAV	-14.84	3.37	11.16	—	1.52	1.52
With 5.75% Maximum Sales Charge	-19.73	2.16	10.50	—

Class C (Inception 12/31/96)
NAV	-15.51	2.59	10.32	—	2.27	2.27
With CDSC[1]	-16.06	2.59	10.32	—

Class N (Inception 5/1/17)
NAV	-14.48	—	—	-5.09	14.84	1.12

Comparative Performance
Russell 2000® Value Index[2]	-12.86	3.61	10.40	-4.06

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

|  22

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Managers	Symbols

Dennis G. Alff, CFA®	Class A VNVAX

Chad D. Fargason	Class C VNVCX

Chris D. Wallis, CFA®	Class N VNVNX

Scott J. Weber, CFA®	Class Y VNVYX

Vaughan Nelson Investment Management, L.P. Effective January 18, 2019, Mr. Weber no longer serves as portfolio manager.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Fiscal stimulus and regulatory relief in the United States led to accelerating domestic growth, which combined with quantitative tightening by the Federal Reserve, fueled a rally in the US dollar. US dollar strength led to weakness in overseas markets, which were further pressured by trade war rhetoric between the United States and China. With the Federal Reserve raising interest rates throughout the year and the US economy producing strong nominal growth, global liquidity left international capital markets and sought the safety of US assets.

It is quite unusual to have material fiscal stimulus this late in a business cycle with little slack in labor markets. For the first time in several decades there are more job openings than people remaining in the labor pool. Accelerating economic growth is a welcome attribute; however, this late in the business cycle at a time when dollar liquidity is declining and margins are under pressure, the benefits will likely accrue to Main Street rather than Wall Street.

Market volatility returned as liquidity conditions tightened and interest rates increased due to a modest uptick in inflationary pressures and an anticipated increase in US Treasury issuance to fund expanding deficits. With the yield on the 2-year US Treasury now higher than the dividend yield for most stocks, further hikes in Treasury rates will likely continue to pressure stock valuations.

Performance Results

For the 12 months ended December 31, 2018, Class Y shares of Vaughan Nelson Value Opportunity Fund returned -15.85% at net asset value. The Fund underperformed its benchmark, the Russell Midcap® Value Index, which returned -12.29%.

Explanation of Fund Performance

The Fund underperformed the benchmark for the year due primarily to stock selection in the industrials, materials, energy, financials, and consumer discretionary sectors. Also, the Fund was underweight REITs, which negatively affected relative performance since REITs

23  |

outperformed the market. Stock selection in the technology, healthcare, and utilities sectors contributed the most to relative returns. The Fund was materially overweight technology stocks during the year, which was a positive since technology was one of the best performing sectors for the year.

Stock selection within the industrials sector detracted the most from relative performance. Masonite, a manufacturer of doors for residential and non-residential markets, suffered as housing-related stocks declined due to rising interest rates slowing the demand for new homes. Willscot, a provider of modular workspace and storage solutions, declined due to concerns about an economic slowdown and the company’s higher leverage profile. Given the company’s solid execution, high revenue visibility, and solid free cash flow, we believe the selloff is overdone.

The Fund was materially underweight REITs during the year. This contributed positively to performance through the third quarter, as REITs underperformed the market as interest rates increased. However, as the market sold off in the fourth quarter, REITs performed relatively well in the risk-off environment and finished the year outperforming the benchmark by a wide margin. The Fund’s underweight to REITs was one of the primary detractors for the year.

Materials performed poorly for the year as US dollar strength, trade tariffs, and slowing global growth negatively affected the sector. Crown Holdings and Constellium detracted the most from performance. Packaging company Crown Holdings declined as investors feared that the acquisition of Signode made the company more cyclical and that the higher leverage from the deal would affect profitability as interest rates increased. Constellium, a specialty aluminum manufacturer, declined in the fourth quarter selloff as investors priced in a slower growth environment and sold companies with higher leverage ratios.

Energy was the worst performing sector in the benchmark for the year as oil prices declined 25%. As a result, the Fund’s oil and gas holdings performed poorly, with QEP Resources and Forum Energy Technologies detracting the most from results.

Consumer discretionary lagged the market most of the year and was one of the weakest sectors in the fourth quarter selloff. Mohawk Industries and Aramark were the sector’s worst performers. Mohawk Industries, a residential and commercial carpet provider, was affected by the slowdown in housing due to rising interest rates. Aramark, a provider of food and facilities services, fell after the company lowered organic growth guidance for 2019 and as investors feared margin compression due to rising interest rates and wage inflation.

Financials also lagged the market as the yield curve flattened, loan growth slowed, and investors began pricing in higher credit costs. Chemical Financial, a Michigan-based regional bank, was not spared and declined after reporting weaker net interest income and slower loan growth. Mr. Cooper, a residential mortgage servicer, declined due to the slowdown in housing affecting investors’ growth expectations for its businesses.

Information technology was one of the best relatively performing sectors in the benchmark for the year, despite it having a negative return. The Fund was materially overweight the

|  24

VAUGHAN NELSON VALUE OPPORTUNITY FUND

sector, which was a positive contributor to relative returns. RingCentral, a provider of comprehensive communications solutions, benefited from the secular trends of cloud, mobile, and remote office locations that are increasingly pushing businesses toward SaaS communication providers. Fidelity Information Services, provider of core processing services for financial institutions, also performed well for the year. The company continues to benefit from regional and community banks modernizing their IT infrastructure for regulatory and competitive reasons.

The healthcare sector also performed relatively well for the year. Even though the benchmark’s healthcare sector was down low double digits for the year, the Fund’s return in healthcare was positive. Centene and IQVIA Holdings were the top performers. Centene, a managed care company, benefited from winning new business in Washington, Florida, and Kansas, and it also closed the acquisition of Fidelis Care. IQVIA, a contract research organization, continues to benefit from the QuintilesIMS merger synergies and from strong bookings growth in its Next-Gen platform. The company is also aggressively buying back shares.

Utilities was the strongest sector in the benchmark for the year, massively outperforming in the fourth quarter market selloff. The Fund’s utilities holdings performed well including Ameren, an electric and gas provider in Illinois and Missouri, and Eversource, a Boston-based electric and gas utility. Both benefited from strong base rate growth and an improved regulatory environment.

Outlook

Global synchronized growth peaked earlier this year, and it is imperative that US economic growth pull the rest of the world forward if further market appreciation is to be expected. With declining dollar liquidity, rising margin pressures, and elevated earnings growth expectations, we expect market volatility to remain elevated until there is either a reacceleration in global growth or a pause in Federal Reserve interest rate increases.

Despite strong economic growth in the US, the Fed’s monetary policy normalization is starting to affect certain sectors of the economy. Housing activity and home price appreciation are beginning to slow from the significant increase in mortgage rates over the last year. Housing is typically one of the first sectors to feel the effects of rising interest rates and typically leads a broader economic slowdown by approximately 12 to 18 months.

At this late stage in the economic cycle, the two primary threats to sustained economic growth and rising equity markets are further monetary policy normalization by global central banks and sustained pressure on global supply chains from trade tariffs. For US equity markets to remain attractive, it is critical for the Federal Reserve to allow enough time for capital markets to adjust to higher interest rates and declining liquidity before continuing with monetary policy normalization.

Our outlook remains balanced, stock-specific, and not reflective of opportunities in specific industries, regions of the world, or broader market indices.

25  |

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2008 through December 31, 2018

See notes to chart on page 27.

Top Ten Holdings as of December 31, 2018

	Security name	% of net assets
1	Nexstar Media Group, Inc., Class A	2.95%
2	Ares Capital Corp.	2.74
3	Bank of NT Butterfield & Son Ltd. (The)	2.60
4	Fidelity National Information Services, Inc.	2.58
5	New Residential Investment Corp.	2.49
6	Atlantica Yield PLC	2.45
7	Eversource Energy	2.41
8	CyrusOne, Inc.	2.35
9	Keysight Technologies, Inc.	2.34
10	Ameren Corp.	2.32

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

|  26

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Average Annual Total Returns — December 31, 20183

					Expense Ratios[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 10/31/08)
NAV	-15.85%	1.66%	10.62%	—%	1.22%	1.22%

Class A (Inception 10/31/08)
NAV	-16.10	1.39	10.34	—	1.47	1.47
With 5.75% Maximum Sales Charge	-20.92	0.20	9.68	—

Class C (Inception 10/31/08)
NAV	-16.71	0.64	9.52	—	2.22	2.22
With CDSC[1]	-17.47	0.64	9.52	—

Class N (Inception 5/1/13)
NAV	-15.78	1.73	—	5.56	1.13	1.13

Comparative Performance
Russell Midcap® Value Index[2]	-12.29	5.44	13.03	7.74

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

27  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

|  28

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2018 through December 31, 2018. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning funds. If transaction costs were included, total costs would be higher.

29  |

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2018	ENDING ACCOUNT VALUE 12/31/2018	EXPENSES PAID DURING PERIOD* 7/1/2018 – 12/31/2018
Class A
Actual	$1,000.00	$1,012.70	$3.55
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57
Class C
Actual	$1,000.00	$1,009.90	$7.35
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.38
Class Y
Actual	$1,000.00	$1,014.90	$2.29
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.70%, 1.45% and 0.45% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

NATIXIS OAKMARK FUND	BEGINNING ACCOUNT VALUE 7/1/2018	ENDING ACCOUNT VALUE 12/31/2018	EXPENSES PAID DURING PERIOD* 7/1/2018 – 12/31/2018
Class A
Actual	$1,000.00	$862.50	$5.26
Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.70
Class C
Actual	$1,000.00	$859.20	$8.76
Hypothetical (5% return before expenses)	$1,000.00	$1,015.78	$9.50
Class N
Actual	$1,000.00	$864.20	$3.57
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.87
Class Y
Actual	$1,000.00	$863.90	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.12%, 1.87%, 0.76% and 0.87% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  30

NATIXIS OAKMARK INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 7/1/2018	ENDING ACCOUNT VALUE 12/31/2018	EXPENSES PAID DURING PERIOD* 7/1/2018 – 12/31/2018
Class A
Actual	$1,000.00	$823.00	$6.16
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82
Class C
Actual	$1,000.00	$819.00	$9.58
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.61
Class N
Actual	$1,000.00	$823.50	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14
Class Y
Actual	$1,000.00	$823.70	$5.06
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.34%, 2.09%, 1.01% and 1.10% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2018	ENDING ACCOUNT VALUE 12/31/2018	EXPENSES PAID DURING PERIOD* 7/1/2018 – 12/31/2018
Class A
Actual	$1,000.00	$841.00	$6.45
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$7.07
Class C
Actual	$1,000.00	$837.30	$9.91
Hypothetical (5% return before expenses)	$1,000.00	$1,014.42	$10.87
Class N
Actual	$1,000.00	$842.80	$4.37
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79
Class Y
Actual	$1,000.00	$842.30	$5.29
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.39%, 2.14%, 0.94% and 1.14% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

31  |

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 7/1/2018	ENDING ACCOUNT VALUE 12/31/2018	EXPENSES PAID DURING PERIOD* 7/1/2018 – 12/31/2018
Class A
Actual	$1,000.00	$844.50	$5.76
Hypothetical (5% return before expenses)	$1,000.00	$1,018.96	$6.31
Class C
Actual	$1,000.00	$841.50	$9.24
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11
Class N
Actual	$1,000.00	$846.20	$4.10
Hypothetical (5% return before expenses)	$1,000.00	$1,020.77	$4.48
Class Y
Actual	$1,000.00	$845.90	$4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.22	$5.04

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.24%, 1.99%, 0.88% and 0.99% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  32

Portfolio of Investments – as of December 31, 2018

McDonnell Intermediate Municipal Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 90.4% of Net Assets
Municipals — 90.4%
	Alabama — 2.2%
$500,000	UAB Medicine Finance Authority Revenue, UAB Medicine Obligated Group, Series B-2, 3.500%, 9/01/2035	$490,680

	California — 7.6%
500,000	California Municipal Finance Authority Revenue, California Lutheran University, 5.000%, 10/01/2034	571,660
250,000	California Statewide Communities Development Authority Revenue, Beverly Community Hospital Association, 4.000%, 11/01/2032	255,142
760,000	San Gorgonio Memorial Health Care District, GO, Refunding, 5.000%, 8/01/2024	854,544

		1,681,346

	Colorado — 9.3%
260,000	Colorado Springs Utilities System Revenue, Series B-2, 5.000%, 11/15/2033	290,742
400,000	Colorado State Health Facilities Authority Revenue, Craig Hospital Project, 5.000%, 12/01/2028	433,456
400,000	Denver City & County School District No. 1, GO, Prerefunded 12/01/2022@100, Series B, (State Aid Withholding), 5.000%, 12/01/2026	445,560
250,000	Denver City & County, Airport System Revenue, Series A, AMT, 5.000%, 11/15/2030	288,875
500,000	Regional Transportation District Sales Tax Revenue, Fastracks Project, Refunding, Series A, 5.000%, 11/01/2028	609,765

		2,068,398

	Connecticut — 4.0%
800,000	Connecticut State Health & Educational Facilities Authority, University of New Haven, Series K-1, 5.000%, 7/01/2033	883,976

	Florida — 11.7%
240,000	City of Cape Coral FL Utility Improvement Assessment, Various Areas, Water & Sewer Revenue, (AGM Insured), 3.000%, 9/01/2027	240,905
95,000	City of Cape Coral FL Utility Improvement Assessment, Various Areas, Water & Sewer Revenue, (AGM Insured), 3.000%, 9/01/2028	94,918
700,000	City of Cape Coral FL Water & Sewer Revenue, 5.000%, 10/01/2039	790,853
500,000	Fernandina Beach Utility System Revenue, Refunding, Series A, 5.000%, 9/01/2027	556,755
400,000	Sarasota County Utility System Revenue, 5.000%, 10/01/2023	453,464
400,000	Volusia County Educational Facility Authority Revenue, Embry-Riddle Aeronautical University, Inc., Series B, 5.000%, 10/15/2025	459,804

		2,596,699

	Georgia — 1.3%
250,000	Savannah Hospital Authority Revenue, St. Joseph’s/Candler Health System Obligated Group, Series A, 5.500%, 7/01/2027	283,860

	Illinois — 5.5%
540,000	Chicago Midway International Airport Revenue, Second Lien, Refunding, Series A, AMT, 5.000%, 1/01/2031	585,835
500,000	Illinois Finance Authority Revenue, Loyola University Chicago, Series B, 5.000%, 7/01/2020	520,995

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2018

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Illinois — continued
$100,000	Illinois Finance Authority Revenue, Loyola University Chicago, Series B, 5.000%, 7/01/2021	$107,062

		1,213,892

	Louisiana — 2.2%
200,000	New Orleans Aviation Board, General Airport Revenue, North Terminal Project, Series B, AMT, 5.000%, 1/01/2035	221,498
250,000	New Orleans Aviation Board, General Airport Revenue, North Terminal Project, Series B, AMT, 5.000%, 1/01/2036	275,953

		497,451

	Missouri — 3.6%
700,000	Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Refunding, 5.000%, 1/01/2024	790,454

	Nevada — 2.6%
500,000	City of Henderson, GO, Various Purpose, Refunding, 5.000%, 6/01/2026	570,220

	New Jersey — 6.4%
265,000	New Jersey Health Care Facilities Financing Authority Revenue, Refunding, Virtua Health, Inc., 5.000%, 7/01/2023	297,433
500,000	New Jersey State Turnpike Authority Revenue, Series A, 5.000%, 1/01/2032	558,900
500,000	Rutgers The State University of New Jersey, Refunding, Series J, 5.000%, 5/01/2024	559,890

		1,416,223

	New Mexico — 2.5%
500,000	New Mexico Hospital Equipment Loan Council Revenue, Presbyterian Healthcare Services Obligated Group, Refunding, 5.000%, 8/01/2031	566,620

	Ohio — 5.1%
500,000	Columbus, GO, Various Purpose, Series A, 5.000%, 8/15/2023	567,480
500,000	Hamilton County Hospital Facilities Revenue, UC Health Obligated Group, 5.000%, 2/01/2024	562,810

		1,130,290

	Pennsylvania — 1.3%
285,000	Delaware River Joint Toll Bridge Commission Revenue, Refunding, Series A, 4.000%, 7/01/2027	298,050

	Rhode Island — 2.6%
500,000	Rhode Island Clean Water Finance Agency Pollution Control Agency Revolving Fund-Pooled Loan, Series A, 5.000%, 10/01/2024	567,800

	South Dakota — 2.6%
500,000	South Dakota Health & Educational Facilities Authority, Regional Health System Obligated Group, 5.000%, 9/01/2028	581,555

	Tennessee — 5.6%
500,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, Vanderbilt University Medical Center Obligated Group, Series A, 5.000%, 7/01/2030	562,385

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2018

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Tennessee — continued
$615,000	Metropolitan Nashville Airport Authority (The) Revenue, Series B, AMT, 5.000%, 7/01/2023	$682,466

		1,244,851

	Texas — 5.7%
700,000	Houston TX Airport System Revenue, Refunding, Series C, AMT, 5.000%, 7/01/2026	812,693
400,000	Tarrant County Cultural Education Facilities Finance Corp. Revenue, Methodist Hospitals of Dallas, 5.000%, 10/01/2024	450,376

		1,263,069

	Washington — 7.5%
500,000	King County Public Hospital District No. 2, GO, Evergreen Healthcare, Series B, 5.000%, 12/01/2032	559,820
500,000	Port of Seattle Revenue, AMT, 5.000%, 7/01/2029	545,930
500,000	Snohomish County School District No. 15 Edmonds, GO, 5.000%, 12/01/2031	565,050

		1,670,800

	Wisconsin — 1.1%
225,000	Wisconsin Health & Educational Facilities Authority Revenue, Aspirus, Inc. Obligated Group, Refunding, Series A, 5.000%, 8/15/2031	251,971

	Total Bonds and Notes (Identified Cost $19,570,369)	20,068,205

Shares
Exchange-Traded Funds — 3.6%
10,000	SPDR® Nuveen S&P High Yield Municipal Bond ETF	560,800
10,000	VanEck Vectors® Short High-Yield Municipal Index ETF	242,000

	Total Exchange-Traded Funds (Identified Cost $811,628)	802,800

	Total Investments — 94.0% (Identified Cost $20,381,997)	20,871,005
	Other assets less liabilities — 6.0%	1,333,499

	Net Assets — 100.0%	$22,204,504

(†)	See Note 2 of Notes to Financial Statements.

AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
ETF	Exchange-Traded Fund
GO	General Obligation
SPDR	Standard & Poor’s Depositary Receipt

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2018

McDonnell Intermediate Municipal Bond Fund – (continued)

Holdings Summary at December 31, 2018

Transportation	19.2%
Hospital	18.8
Education	16.6
Local General Obligation	14.0
Water & Sewer	12.0
Special Tax	4.2
Electric	3.6
Prerefunded	2.0
Exchange-Traded Funds	3.6

Total Investments	94.0
Other assets less liabilities	6.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2018

Natixis Oakmark Fund

Shares	Description	Value (†)
Common Stocks — 95.1% of Net Assets
	Air Freight & Logistics — 1.1%
18,785	FedEx Corp.	$3,030,584

	Airlines — 1.6%
137,400	American Airlines Group, Inc.	4,411,914

	Auto Components — 1.2%
36,300	Aptiv PLC	2,234,991
64,266	Delphi Technologies PLC	920,289

		3,155,280

	Automobiles — 4.4%
466,700	Fiat Chrysler Automobiles NV(a)	6,748,482
159,900	General Motors Co.	5,348,655

		12,097,137

	Banks — 8.1%
315,600	Bank of America Corp.	7,776,384
158,000	Citigroup, Inc.	8,225,480
131,145	Wells Fargo & Co.	6,043,162

		22,045,026

	Beverages — 1.4%
26,445	Diageo PLC, Sponsored ADR	3,749,901

	Biotechnology — 2.9%
20,935	Regeneron Pharmaceuticals, Inc.(a)	7,819,222

	Capital Markets — 9.4%
115,000	Bank of New York Mellon Corp. (The)	5,413,050
159,100	Charles Schwab Corp. (The)	6,607,423
18,335	Goldman Sachs Group, Inc. (The)	3,062,862
28,285	Moody’s Corp.	3,961,031
102,900	State Street Corp.	6,489,903

		25,534,269

	Consumer Finance — 4.9%
286,000	Ally Financial, Inc.	6,480,760
90,665	Capital One Financial Corp.	6,853,367

		13,334,127

	Electronic Equipment, Instruments & Components — 2.4%
39,617	Flex Ltd.(a)	301,485
81,900	TE Connectivity Ltd.	6,194,097

		6,495,582

	Energy Equipment & Services — 1.9%
96,100	Halliburton Co.	2,554,338
98,300	National Oilwell Varco, Inc.	2,526,310

		5,080,648

	Entertainment — 2.6%
26,925	Netflix, Inc.(a)	7,206,745

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2018

Natixis Oakmark Fund – (continued)

Shares	Description	Value (†)
	Health Care Equipment & Supplies — 1.7%
71,200	Baxter International, Inc.	$4,686,384

	Health Care Providers & Services — 3.6%
101,085	CVS Health Corp.	6,623,089
24,707	HCA Healthcare, Inc.	3,074,786

		9,697,875

	Hotels, Restaurants & Leisure — 2.6%
45,045	Hilton Worldwide Holdings, Inc.	3,234,231
155,900	MGM Resorts International	3,782,134

		7,016,365

	Industrial Conglomerates — 2.4%
852,700	General Electric Co.	6,454,939

	Insurance — 3.2%
175,245	American International Group, Inc.	6,906,405
13,185	Aon PLC	1,916,572

		8,822,977

	Interactive Media & Services — 5.7%
10,535	Alphabet, Inc., Class A(a)	11,008,654
34,990	Facebook, Inc., Class A(a)	4,586,839

		15,595,493

	Internet & Direct Marketing Retail — 4.2%
2,650	Booking Holdings, Inc.(a)	4,564,413
107,600	eBay, Inc.(a)	3,020,332
199,200	Qurate Retail, Inc., Class A(a)	3,888,384

		11,473,129

	IT Services — 7.4%
30,920	Automatic Data Processing, Inc.	4,054,230
43,200	DXC Technology Co.	2,296,944
29,965	Gartner, Inc.(a)	3,830,726
28,585	MasterCard, Inc., Class A	5,392,560
35,405	Visa, Inc., Class A	4,671,336

		20,245,796

	Machinery — 5.0%
29,081	Caterpillar, Inc.	3,695,323
28,460	Cummins, Inc.	3,803,394
40,355	Parker Hannifin Corp.	6,018,545

		13,517,262

	Media — 5.5%
19,940	Charter Communications, Inc., Class A(a)	5,682,302
190,000	Comcast Corp., Class A	6,469,500
256,000	News Corp., Class A	2,905,600

		15,057,402

	Oil, Gas & Consumable Fuels — 3.7%
105,500	Anadarko Petroleum Corp.	4,625,120

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2018

Natixis Oakmark Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — continued
178,100	Apache Corp.	$4,675,125
337,500	Chesapeake Energy Corp.(a)	708,750

		10,008,995

	Personal Products — 0.1%
5,130	Unilever PLC, Sponsored ADR	268,043

	Pharmaceuticals — 1.9%
99,400	Bristol-Myers Squibb Co.	5,166,812

	Semiconductors & Semiconductor Equipment — 3.5%
111,800	Intel Corp.	5,246,774
45,100	Texas Instruments, Inc.	4,261,950

		9,508,724

	Technology Hardware, Storage & Peripherals — 2.7%
46,255	Apple, Inc.	7,296,264

	Total Common Stocks (Identified Cost $258,075,471)	258,776,895

Principal Amount
Short-Term Investments — 3.9%
$10,622,673	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2018 at 1.500% to be repurchased at $10,623,558 on 1/02/2019 collateralized by $11,240,000 U.S. Treasury Bond, 2.750% due 8/15/2042 valued at $10,839,429 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $10,622,673)	10,622,673

	Total Investments — 99.0% (Identified Cost $268,698,144)	269,399,568
	Other assets less liabilities — 1.0%	2,793,219

	Net Assets — 100.0%	$272,192,787

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2018

Natixis Oakmark Fund – (continued)

Industry Summary at December 31, 2018

Capital Markets	9.4%
Banks	8.1
IT Services	7.4
Interactive Media & Services	5.7
Media	5.5
Machinery	5.0
Consumer Finance	4.9
Automobiles	4.4
Internet & Direct Marketing Retail	4.2
Oil, Gas & Consumable Fuels	3.7
Health Care Providers & Services	3.6
Semiconductors & Semiconductor Equipment	3.5
Insurance	3.2
Biotechnology	2.9
Technology Hardware, Storage & Peripherals	2.7
Entertainment	2.6
Hotels, Restaurants & Leisure	2.6
Electronic Equipment, Instruments & Components	2.4
Industrial Conglomerates	2.4
Other Investments, less than 2% each	10.9
Short-Term Investments	3.9

Total Investments	99.0
Other assets less liabilities	1.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2018

Natixis Oakmark International Fund

Shares	Description	Value (†)
Common Stocks — 100.9% of Net Assets
	Australia — 2.7%
4,318,350	AMP Ltd.	$7,454,628
235,300	Brambles Ltd.	1,683,489
781,158	Orica Ltd.	9,494,580

		18,632,697

	Canada — 1.7%
41,000	Alimentation Couche-Tard, Inc., Class B	2,039,488
1,341,367	Cenovus Energy, Inc.	9,432,408

		11,471,896

	China — 1.0%
39,730	Baidu, Inc., Sponsored ADR(a)	6,301,178
27,400	Ctrip.com International Ltd., ADR(a)	741,444

		7,042,622

	France — 10.8%
245,900	Accor S.A.	10,456,746
589,000	BNP Paribas S.A.(b)	26,599,661
344,082	Bureau Veritas S.A.	7,011,483
52,851	Danone	3,725,076
5,440	Pernod-Ricard S.A.	892,815
234,545	Publicis Groupe S.A.	13,382,344
404,800	Valeo S.A.	11,806,228

		73,874,353

	Germany — 17.6%
93,900	Allianz SE, (Registered)	18,869,689
254,230	Bayer AG, (Registered)	17,681,380
259,600	Bayerische Motoren Werke AG	21,054,886
175,550	Continental AG	24,442,847
502,314	Daimler AG, (Registered)	26,479,423
707,700	ThyssenKrupp AG	12,156,837

		120,685,062

	India — 0.7%
520,775	Axis Bank Ltd.(a)	4,617,748

	Indonesia — 1.8%
23,486,100	Bank Mandiri Persero Tbk PT	12,047,682

	Ireland — 2.2%
212,402	Ryanair Holdings PLC, Sponsored ADR(a)	15,152,759

	Italy — 3.8%
11,652,200	Intesa Sanpaolo SpA	25,945,036

	Japan — 5.2%
484,400	Komatsu Ltd.	10,409,723
303,300	Olympus Corp.	9,276,357
86,700	Omron Corp.	3,143,039
224,000	Toyota Motor Corp.	12,966,589

		35,795,708

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2018

Natixis Oakmark International Fund – (continued)

Shares	Description	Value (†)
	Korea — 2.5%
74,800	NHN Corp.(a)	$8,197,771
267,300	Samsung Electronics Co. Ltd.	9,305,164

		17,502,935

	Mexico — 1.2%
681,400	Grupo Televisa SAB, Sponsored ADR	8,572,012

	Netherlands — 4.1%
33,331	Akzo Nobel NV	2,684,278
64,130	ASML Holding NV	10,046,571
285,282	EXOR NV	15,487,202

		28,218,051

	South Africa — 2.8%
97,760	Naspers Ltd., N Shares	19,573,160

	Sweden — 5.9%
1,353,419	Hennes & Mauritz AB, B Shares	19,247,072
705,300	SKF AB, B Shares	10,719,600
789,300	Volvo AB, B Shares	10,335,135

		40,301,807

	Switzerland — 12.1%
178,600	Cie Financiere Richemont S.A., (Registered)	11,517,486
2,304,536	Credit Suisse Group AG, (Registered)(b)	25,192,473
5,570,400	Glencore PLC(b)	20,711,109
56,805	Kuehne & Nagel International AG	7,312,314
339,495	LafargeHolcim Ltd., (Registered)	14,010,466
54,400	Nestle S.A., (Registered)	4,415,253

		83,159,101

	Taiwan — 1.3%
1,221,000	Taiwan Semiconductor Manufacturing Co. Ltd.	8,865,961

	United Kingdom — 22.2%
601,239	Ashtead Group PLC	12,541,470
2,583,400	CNH Industrial NV	23,341,748
83,100	Diageo PLC	2,969,528
91,531	Experian PLC	2,218,886
128,556	Ferguson PLC	8,214,497
2,645,400	G4S PLC	6,677,824
360,800	Liberty Global PLC, Class A(a)	7,699,472
409,700	Liberty Global PLC, Series C(a)	8,456,208
39,092,000	Lloyds Banking Group PLC	25,768,652
273,604	Meggitt PLC	1,643,548
28,200	Reckitt Benckiser Group PLC	2,159,452
5,462,900	Royal Bank of Scotland Group PLC	15,154,388
500,489	Schroders PLC	15,587,128
100	Schroders PLC, (Non Voting)	2,634
378,800	Smiths Group PLC	6,594,514
1,223,100	WPP PLC	13,310,984

		152,340,933

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2018

Natixis Oakmark International Fund – (continued)

Shares	Description	Value (†)
	United States — 1.3%
57,092	Willis Towers Watson PLC	$8,669,991

	Total Common Stocks (Identified Cost $876,395,064)	692,469,514

	Total Investments — 100.9% (Identified Cost $876,395,064)	692,469,514
	Other assets less liabilities — (0.9)%	(6,419,682)

	Net Assets — 100.0%	$686,049,832

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

CHF	Swiss Franc

At December 31, 2018, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
State Street Bank and Trust Company	6/19/2019	CHF	B	6,902,000	$7,095,312	$7,135,771	$40,459
State Street Bank and Trust Company	6/19/2019	CHF	S	18,348,000	19,420,189	18,969,448	450,741

Total							$491,200

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2018

Natixis Oakmark International Fund – (continued)

Industry Summary at December 31, 2018

Banks	16.2%
Media	10.3
Automobiles	8.8
Machinery	8.0
Capital Markets	6.0
Auto Components	5.3
Metals & Mining	4.8
Insurance	4.0
Diversified Financial Services	3.3
Trading Companies & Distributors	3.0
Specialty Retail	2.8
Semiconductors & Semiconductor Equipment	2.8
Pharmaceuticals	2.6
Airlines	2.2
Interactive Media & Services	2.1
Construction Materials	2.0
Other Investments, less than 2% each	16.7

Total Investments	100.9
Other assets less liabilities (including forward foreign currency contracts)	(0.9)

Net Assets	100.0%

Currency Exposure Summary at December 31, 2018

Euro	39.7%
British Pound	19.5
Swiss Franc	9.1
United States Dollar	8.0
Swedish Krona	5.9
Japanese Yen	5.2
South African Rand	2.8
Australian Dollar	2.7
South Korean Won	2.5
Other, less than 2% each	5.5

Total Investments	100.9
Other assets less liabilities (including forward foreign currency contracts)	(0.9)

Net Assets	100.0%

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2018

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)
Common Stocks — 97.8% of Net Assets
	Aerospace & Defense — 2.0%
53,600	AAR Corp.	$2,001,424
7,725	Moog, Inc., Class A	598,533

		2,599,957

	Banks — 14.0%
61,575	Chemical Financial Corp.	2,254,261
43,275	Enterprise Financial Services Corp.	1,628,438
46,275	First Bancorp	1,511,342
106,000	First Financial Bancorp	2,514,320
64,350	First Merchants Corp.	2,205,274
35,625	Lakeland Financial Corp.	1,430,700
76,350	Pacific Premier Bancorp, Inc.(a)	1,948,452
76,425	Union Bankshares Corp.	2,157,478
106,400	United Community Banks, Inc.	2,283,344

		17,933,609

	Building Products — 1.0%
21,950	American Woodmark Corp.(a)	1,222,176

	Capital Markets — 4.6%
64,125	Blucora, Inc.(a)	1,708,290
48,000	LPL Financial Holdings, Inc.	2,931,840
47,350	Virtu Financial, Inc., Class A	1,219,736

		5,859,866

	Chemicals — 1.7%
178,075	Platform Specialty Products Corp.(a)	1,839,515
69,250	Venator Materials PLC(a)	290,157

		2,129,672

	Commercial Services & Supplies — 7.0%
54,500	Brady Corp., Class A	2,368,570
49,100	Brink’s Co. (The)	3,174,315
30,075	Casella Waste Systems, Inc., Class A(a)	856,837
39,375	KAR Auction Services, Inc.	1,878,975
20,200	Multi-Color Corp.	708,818

		8,987,515

	Consumer Finance — 1.7%
15,875	FirstCash, Inc.	1,148,556
13,550	Green Dot Corp., Class A(a)	1,077,496

		2,226,052

	Containers & Packaging — 1.4%
173,050	Graphic Packaging Holding Co.	1,841,252

	Diversified Consumer Services — 1.6%
44,450	Adtalem Global Education, Inc.(a)	2,103,374

	Electrical Equipment — 1.2%
136,500	GrafTech International Ltd.	1,561,560

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2018

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Electronic Equipment, Instruments & Components — 3.1%
36,355	Fabrinet(a)	$1,865,375
12,660	Littelfuse, Inc.	2,170,937

		4,036,312

	Energy Equipment & Services — 1.7%
134,875	Newpark Resources, Inc.(a)	926,591
25,525	Oil States International, Inc.(a)	364,497
35,600	ProPetro Holding Corp.(a)	438,592
32,275	Unit Corp.(a)	460,887

		2,190,567

	Food & Staples Retailing — 1.6%
61,425	Performance Food Group Co.(a)	1,982,185

	Gas Utilities — 4.6%
41,575	Southwest Gas Holdings, Inc.	3,180,487
37,525	Spire, Inc.	2,779,852

		5,960,339

	Health Care Equipment & Supplies — 5.6%
39,375	Integra LifeSciences Holdings Corp.(a)	1,775,812
64,650	Lantheus Holdings, Inc.(a)	1,011,772
17,325	LivaNova PLC(a)	1,584,718
33,225	Meridian Bioscience, Inc.	576,786
43,625	Natus Medical, Inc.(a)	1,484,559
14,225	NuVasive, Inc.(a)	704,991

		7,138,638

	Health Care Providers & Services — 1.0%
22,250	AMN Healthcare Services, Inc.(a)	1,260,685

	Hotels, Restaurants & Leisure — 1.1%
22,050	Dunkin’ Brands Group, Inc.	1,413,846

	Insurance — 4.1%
104,150	Brown & Brown, Inc.	2,870,374
38,175	Selective Insurance Group, Inc.	2,326,384

		5,196,758

	IT Services — 7.2%
58,400	Booz Allen Hamilton Holding Corp.	2,632,088
16,375	CACI International, Inc., Class A(a)	2,358,491
39,725	Luxoft Holding, Inc.(a)	1,208,435
104,625	Perspecta, Inc.	1,801,642
95,850	Presidio, Inc.	1,250,843

		9,251,499

	Life Sciences Tools & Services — 0.9%
12,800	PRA Health Sciences, Inc.(a)	1,177,088

	Machinery — 3.1%
19,500	Albany International Corp., Class A	1,217,385
30,700	Franklin Electric Co., Inc.	1,316,416

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2018

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Machinery — continued
30,025	Hillenbrand, Inc.	$1,138,848
43,775	REV Group, Inc.	328,750

		4,001,399

	Media — 3.6%
33,300	Nexstar Media Group, Inc., Class A	2,618,712
178,025	TEGNA, Inc.	1,935,132

		4,553,844

	Oil, Gas & Consumable Fuels — 1.1%
84,925	Callon Petroleum Co.(a)	551,163
210,700	Kosmos Energy Ltd.(a)	857,549

		1,408,712

	REITs – Diversified — 1.4%
101,675	CoreCivic, Inc.	1,812,865

	REITs – Mortgage — 1.6%
155,475	Two Harbors Investment Corp.	1,996,299

	REITs – Office Property — 0.4%
43,875	Brandywine Realty Trust	564,671

	REITs – Storage — 1.1%
55,300	National Storage Affiliates Trust	1,463,238

	Road & Rail — 1.8%
20,550	Landstar System, Inc.	1,966,018
48,850	U.S. Xpress Enterprises, Inc., Class A(a)	274,049

		2,240,067

	Semiconductors & Semiconductor Equipment — 7.3%
38,700	Diodes, Inc.(a)	1,248,462
68,775	Integrated Device Technology, Inc.(a)	3,330,773
87,675	Lattice Semiconductor Corp.(a)	606,711
118,000	MaxLinear, Inc., Class A(a)	2,076,800
7,200	Power Integrations, Inc.	439,056
21,750	Silicon Laboratories, Inc.(a)	1,714,118

		9,415,920

	Software — 3.8%
97,225	Cision Ltd.(a)	1,137,533
32,025	CyberArk Software Ltd.(a)	2,374,333
17,300	LogMeIn, Inc.	1,411,161

		4,923,027

	Specialty Retail — 1.3%
40,050	Aaron’s, Inc.	1,684,103

	Textiles, Apparel & Luxury Goods — 2.6%
24,975	Carter’s, Inc.	2,038,460
40,775	Wolverine World Wide, Inc.	1,299,907

		3,338,367

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2018

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Thrifts & Mortgage Finance — 1.6%
200,225	MGIC Investment Corp.(a)	$2,094,354

	Total Common Stocks (Identified Cost $137,391,782)	125,569,816

Closed-End Investment Companies — 0.5%
47,350	BlackRock TCP Capital Corp. (Identified Cost $801,870)	617,444

Principal Amount
Short-Term Investments — 2.1%
$2,711,881	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2018 at 1.500% to be repurchased at $2,712,107 on 1/02/2019 collateralized by $2,870,000 U.S. Treasury Bond, 2.750% due 8/15/2042 valued at $2,767,719 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,711,881)	2,711,881

	Total Investments — 100.4% (Identified Cost $140,905,533)	128,899,141
	Other assets less liabilities — (0.4)%	(504,757)

	Net Assets — 100.0%	$128,394,384

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2018

Vaughan Nelson Small Cap Value Fund – (continued)

Industry Summary at December 31, 2018

Banks	14.0%
Semiconductors & Semiconductor Equipment	7.3
IT Services	7.2
Commercial Services & Supplies	7.0
Health Care Equipment & Supplies	5.6
Gas Utilities	4.6
Capital Markets	4.6
Insurance	4.1
Software	3.8
Media	3.6
Electronic Equipment, Instruments & Components	3.1
Machinery	3.1
Textiles, Apparel & Luxury Goods	2.6
Aerospace & Defense	2.0
Other Investments, less than 2% each	25.2
Closed-End Investment Companies	0.5
Short-Term Investments	2.1

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2018

Vaughan Nelson Value Opportunity Fund

Shares	Description	Value (†)
Common Stocks — 95.0% of Net Assets
	Banks — 6.2%
490,775	Bank of NT Butterfield & Son Ltd. (The)	$15,385,796
365,300	Chemical Financial Corp.	13,373,633
233,225	PacWest Bancorp	7,761,728

		36,521,157

	Building Products — 2.2%
98,550	Allegion PLC	7,855,420
111,700	Masonite International Corp.(a)	5,007,511

		12,862,931

	Capital Markets — 2.3%
121,550	Nasdaq, Inc.	9,914,833
80,800	SEI Investments Co.	3,732,960

		13,647,793

	Chemicals — 2.4%
149,150	FMC Corp.	11,031,134
111,025	PolyOne Corp.	3,175,315

		14,206,449

	Commercial Services & Supplies — 3.5%
143,225	Brink’s Co. (The)	9,259,496
241,125	KAR Auction Services, Inc.	11,506,485

		20,765,981

	Construction & Engineering — 1.2%
733,875	WillScot Corp.(a)	6,913,103

	Consumer Finance — 0.9%
222,075	Synchrony Financial	5,209,880

	Containers & Packaging — 3.2%
72,925	Avery Dennison Corp.	6,550,853
304,850	Crown Holdings, Inc.(a)	12,672,614

		19,223,467

	Diversified Consumer Services — 3.2%
26,925	Bright Horizons Family Solutions, Inc.(a)	3,000,791
692,475	Laureate Education, Inc., Class A(a)	10,553,319
141,250	ServiceMaster Global Holdings, Inc.(a)	5,189,525

		18,743,635

	Electric Utilities — 2.4%
219,450	Eversource Energy	14,273,028

	Electrical Equipment — 1.4%
49,925	Hubbell, Inc.	4,959,549
150,450	nVent Electric PLC	3,379,107

		8,338,656

	Electronic Equipment, Instruments & Components — 2.9%
38,100	CDW Corp.	3,088,005

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2018

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Electronic Equipment, Instruments & Components — continued
222,725	Keysight Technologies, Inc.(a)	$13,826,768

		16,914,773

	Energy Equipment & Services — 0.6%
164,250	Baker Hughes, a GE Co.	3,531,375

	Health Care Equipment & Supplies — 0.9%
8,670	Cooper Cos., Inc. (The)	2,206,515
77,525	Hologic, Inc.(a)	3,186,278

		5,392,793

	Health Care Providers & Services — 1.8%
90,000	Centene Corp.(a)	10,377,000

	Hotels, Restaurants & Leisure — 2.5%
249,650	Aramark	7,232,360
197,100	Extended Stay America, Inc.	3,055,050
84,100	Six Flags Entertainment Corp.	4,678,483

		14,965,893

	Household Durables — 2.0%
57,825	Mohawk Industries, Inc.(a)	6,763,212
268,935	Newell Brands, Inc.	4,999,502

		11,762,714

	Independent Power & Renewable Electricity Producers — 4.5%
739,125	Atlantica Yield PLC	14,486,850
526,925	Vistra Energy Corp.(a)	12,061,313

		26,548,163

	Insurance — 7.0%
37,450	Allstate Corp. (The)	3,094,494
176,075	Arthur J. Gallagher & Co.	12,976,727
309,450	Athene Holding Ltd., Class A(a)	12,325,393
91,325	Reinsurance Group of America, Inc.	12,806,505

		41,203,119

	IT Services — 9.1%
48,610	Alliance Data Systems Corp.	7,295,389
88,700	CACI International, Inc., Class A(a)	12,775,461
149,150	Fidelity National Information Services, Inc.	15,295,332
126,150	Fiserv, Inc.(a)	9,270,764
90,675	Global Payments, Inc.	9,351,313

		53,988,259

	Life Sciences Tools & Services — 1.9%
99,362	IQVIA Holdings, Inc.(a)	11,542,884

	Machinery — 2.4%
98,550	Oshkosh Corp.	6,042,100
226,000	Timken Co. (The)	8,434,320

		14,476,420

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of December 31, 2018

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Media — 2.9%
222,075	Nexstar Media Group, Inc., Class A	$17,463,978

	Metals & Mining — 1.4%
1,158,300	Constellium NV, Class A(a)	8,096,517

	Multi-Utilities — 6.9%
210,250	Ameren Corp.	13,714,607
271,350	CMS Energy Corp.	13,472,528
197,750	WEC Energy Group, Inc.	13,696,165

		40,883,300

	Multiline Retail — 0.5%
29,575	Dollar General Corp.	3,196,466

	Oil, Gas & Consumable Fuels — 4.8%
228,625	Continental Resources, Inc.(a)	9,188,439
1,085,350	QEP Resources, Inc.(a)	6,110,520
1,180,625	WPX Energy, Inc.(a)	13,400,094

		28,699,053

	REITs – Diversified — 4.8%
262,800	CyrusOne, Inc.	13,896,864
1,034,775	New Residential Investment Corp.	14,704,153

		28,601,017

	Road & Rail — 0.8%
177,400	Knight-Swift Transportation Holdings, Inc.	4,447,418

	Semiconductors & Semiconductor Equipment — 1.1%
72,925	Analog Devices, Inc.	6,259,153

	Software — 2.4%
97,900	Check Point Software Technologies Ltd.(a)	10,049,435
53,225	RingCentral, Inc., Class A(a)	4,387,869

		14,437,304

	Specialty Retail — 0.5%
84,750	Signet Jewelers Ltd.	2,692,508

	Textiles, Apparel & Luxury Goods — 1.3%
248,350	Gildan Activewear, Inc.	7,539,906

	Thrifts & Mortgage Finance — 3.1%
84,750	Essent Group Ltd.(a)	2,896,755
268,050	MGIC Investment Corp.(a)	2,803,803
819,370	Mr. Cooper Group, Inc.(a)	9,562,048
195,775	Radian Group, Inc.	3,202,879

		18,465,485

	Total Common Stocks (Identified Cost $592,247,270)	562,191,578

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of December 31, 2018

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
Closed-End Investment Companies — 2.7%
1,042,000	Ares Capital Corp. (Identified Cost $15,614,120)	$16,234,360

Principal Amount
Short-Term Investments — 1.3%
$7,410,750	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2018 at 1.500% to be repurchased at $7,411,367 on 1/02/2019 collateralized by $5,525,000 U.S. Treasury Inflation Indexed Bond, 2.125% due 2/15/2041 valued at $7,562,974 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,410,750)	7,410,750

	Total Investments — 99.0% (Identified Cost $615,272,140)	585,836,688
	Other assets less liabilities — 1.0%	5,886,248

	Net Assets — 100.0%	$591,722,936

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of December 31, 2018

Vaughan Nelson Value Opportunity Fund – (continued)

Industry Summary at December 31, 2018

IT Services	9.1%
Insurance	7.0
Multi-Utilities	6.9
Banks	6.2
Oil, Gas & Consumable Fuels	4.8
REITs – Diversified	4.8
Independent Power & Renewable Electricity Producers	4.5
Commercial Services & Supplies	3.5
Containers & Packaging	3.2
Diversified Consumer Services	3.2
Thrifts & Mortgage Finance	3.1
Media	2.9
Electronic Equipment, Instruments & Components	2.9
Hotels, Restaurants & Leisure	2.5
Machinery	2.4
Software	2.4
Electric Utilities	2.4
Chemicals	2.4
Capital Markets	2.3
Building Products	2.2
Household Durables	2.0
Other Investments, less than 2% each	14.3
Closed-End Investment Companies	2.7
Short-Term Investments	1.3

Total Investments	99.0
Other assets less liabilities	1.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  54

Statements of Assets and Liabilities

December 31, 2018

	McDonnell Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
ASSETS
Investments at cost	$20,381,997	$268,698,144	$876,395,064
Net unrealized appreciation (depreciation)	489,008	701,424	(183,925,550)

Investments at value	20,871,005	269,399,568	692,469,514
Cash	708,703	—	—
Foreign currency at value (identified cost $0, $0 and $42,710, respectively)	—	—	42,731
Receivable for Fund shares sold	16,685	4,439,762	2,259,699
Receivable from investment adviser (Note 6)	3,843	—	—
Receivable for securities sold	455,174	961,524	7,968,127
Dividends and interest receivable	299,021	167,881	34,255
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	491,200
Tax reclaims receivable	—	95,775	1,759,141
Prepaid expenses (Note 8)	17	168	644

TOTAL ASSETS	22,354,448	275,064,678	705,025,311

LIABILITIES
Payable for securities purchased	—	71,153	201,572
Payable for Fund shares redeemed	6,301	2,015,171	17,226,873
Foreign taxes payable (Note 2)	—	—	189,247
Distributions payable	28,020	—	—
Management fees payable (Note 6)	—	172,379	548,621
Deferred Trustees’ fees (Note 6)	48,231	509,304	89,740
Administrative fees payable (Note 6)	779	10,428	26,629
Payable to distributor (Note 6d)	64	1,590	10,117
Other accounts payable and accrued expenses	66,549	91,866	682,680

TOTAL LIABILITIES	149,944	2,871,891	18,975,479

NET ASSETS	$22,204,504	$272,192,787	$686,049,832

NET ASSETS CONSIST OF:
Paid-in capital	$22,446,737	$261,246,771	$903,502,897
Accumulated earnings (loss)	(242,233)	10,946,016	(217,453,065)

NET ASSETS	$22,204,504	$272,192,787	$686,049,832

See accompanying notes to financial statements.

55  |

Statements of Assets and Liabilities (continued)

December 31, 2018

	McDonnell Intermediate Municipal Bond Fund	Natixis Oakmark Fund		Natixis Oakmark International Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$6,019,458	$164,747,883		$257,551,296

Shares of beneficial interest	603,576	8,472,552		22,818,007

Net asset value and redemption price per share	$9.97	$19.44		$11.29

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.28	$20.63		$11.98

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,674,745	$53,606,343		$212,618,178

Shares of beneficial interest	167,880	3,217,416		19,131,353

Net asset value and offering price per share	$9.98	$16.66		$11.11

Class N shares:
Net assets	$—	$9,604		$757,696

Shares of beneficial interest	—	469		67,331

Net asset value, offering and redemption price per share	$—	$20.49	*	$11.25

Class Y shares:
Net assets	$14,510,301	$53,828,957		$215,122,662

Shares of beneficial interest	1,452,892	2,630,753		19,128,862

Net asset value, offering and redemption price per share	$9.99	$20.46		$11.25

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

|  56

Statements of Assets and Liabilities (continued)

December 31, 2018

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
ASSETS
Investments at cost	$140,905,533	$615,272,140
Net unrealized depreciation	(12,006,392)	(29,435,452)

Investments at value	128,899,141	585,836,688
Receivable for Fund shares sold	633,496	2,878,321
Receivable for securities sold	2,509,090	13,757,989
Dividends and interest receivable	229,026	869,124
Prepaid expenses (Note 8)	128	510

TOTAL ASSETS	132,270,881	603,342,632

LIABILITIES
Payable for Fund shares redeemed	3,475,612	10,865,859
Management fees payable (Note 6)	111,962	462,030
Deferred Trustees’ fees (Note 6)	197,567	136,502
Administrative fees payable (Note 6)	4,955	23,056
Payable to distributor (Note 6d)	1,077	6,076
Other accounts payable and accrued expenses	85,324	126,173

TOTAL LIABILITIES	3,876,497	11,619,696

NET ASSETS	$128,394,384	$591,722,936

NET ASSETS CONSIST OF:
Paid-in capital	$144,981,421	$642,298,538
Accumulated loss	(16,587,037)	(50,575,602)

NET ASSETS	$128,394,384	$591,722,936

See accompanying notes to financial statements.

57  |

Statements of Assets and Liabilities (continued)

December 31, 2018

	Vaughan Nelson Small Cap Value Fund		Vaughan Nelson Value Opportunity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$66,375,891		$43,768,676

Shares of beneficial interest	5,317,169		2,519,551

Net asset value and redemption price per share	$12.48		$17.37

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$13.24		$18.43

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$3,479,900		$23,966,658

Shares of beneficial interest	542,773		1,458,909

Net asset value and offering price per share	$6.41		$16.43

Class N shares:
Net assets	$917		$70,902,448

Shares of beneficial interest	70		4,042,273

Net asset value, offering and redemption price per share	$13.08	*	$17.54

Class Y shares:
Net assets	$58,537,676		$453,085,154

Shares of beneficial interest	4,476,199		25,792,309

Net asset value, offering and redemption price per share	$13.08		$17.57

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

|  58

Statements of Operations

For the Year Ended December 31, 2018

	McDonnell Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
INVESTMENT INCOME
Dividends	$27,528	$5,033,264	$33,295,376
Non-cash dividends (Note 2b)	—	—	2,417,771
Interest	779,335	151,541	235,183
Less net foreign taxes withheld	—	(27,145)	(3,569,520)

	806,863	5,157,660	32,378,810

Expenses
Management fees (Note 6)	110,246	2,269,902	9,186,539
Service and distribution fees (Note 6)	36,247	1,158,634	4,584,519
Administrative fees (Note 6)	12,103	146,703	474,361
Trustees’ fees and expenses (Note 6)	15,517	22,031	42,293
Transfer agent fees and expenses (Notes 6 and 7)	12,819	281,297	1,012,909
Audit and tax services fees	53,212	41,443	42,894
Custodian fees and expenses	5,143	16,404	474,349
Legal fees	579	7,126	25,509
Registration fees	56,247	91,171	129,053
Shareholder reporting expenses	5,016	29,688	94,537
Miscellaneous expenses (Note 8)	16,558	24,546	54,329

Total expenses	323,687	4,088,945	16,121,292
Less waiver and/or expense reimbursement (Note 6)	(163,413)	(959)	(2,252)

Net expenses	160,274	4,087,986	16,119,040

Net investment income	646,589	1,069,674	16,259,770

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(22,955)	32,340,899	49,438,783
Forward foreign currency contracts (Note 2d)	—	—	948,366
Foreign currency transactions (Note 2c)	—	—	(311,716)
Net change in unrealized appreciation (depreciation) on:
Investments	(735,309)	(79,134,938)	(341,707,765)
Forward foreign currency contracts (Note 2d)	—	—	152,401
Foreign currency translations (Note 2c)	—	—	(63,566)

Net realized and unrealized loss on investments, forward foreign currency contracts and foreign currency transactions	(758,264)	(46,794,039)	(291,543,497)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(111,675)	$(45,724,365)	$(275,283,727)

See accompanying notes to financial statements.

59  |

Statements of Operations (continued)

For the Year Ended December 31, 2018

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
INVESTMENT INCOME
Dividends	$3,075,322	$15,045,680
Interest	49,468	158,636
Less net foreign taxes withheld	—	(10,592)

	3,124,790	15,193,724

Expenses
Management fees (Note 6)	2,059,281	7,376,974
Service and distribution fees (Note 6)	308,450	528,653
Administrative fees (Note 6)	100,598	403,699
Trustees’ fees and expenses (Note 6)	21,360	37,920
Transfer agent fees and expenses (Notes 6 and 7)	193,434	849,101
Audit and tax services fees	41,440	42,393
Custodian fees and expenses	23,803	32,832
Legal fees	5,287	20,144
Registration fees	74,302	90,867
Shareholder reporting expenses	23,888	79,403
Miscellaneous expenses (Note 8)	25,682	56,397

Total expenses	2,877,525	9,518,383
Less waiver and/or expense reimbursement (Note 6)	(574)	(1,913)

Net expenses	2,876,951	9,516,470

Net investment income	247,839	5,677,254

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	23,578,542	30,646,121
Net change in unrealized appreciation (depreciation) on:
Investments	(48,703,398)	(163,168,095)

Net realized and unrealized loss on investments	(25,124,856)	(132,521,974)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(24,877,017)	$(126,844,720)

See accompanying notes to financial statements.

|  60

Statements of Changes in Net Assets

	McDonnell Intermediate Municipal Bond Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$646,589	$914,887
Net realized gain (loss) on investments	(22,955)	97,698
Net change in unrealized appreciation (depreciation) on investments	(735,309)	1,414,558

Net increase (decrease) in net assets resulting from operations	(111,675)	2,427,143

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(153,865)	(99,522	)(a)
Class C	(30,521)	(32,160	)(a)
Class Y	(484,050)	(783,205	)(a)

Total distributions	(668,436)	(914,887)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(14,374,067)	(22,821,654)

Net decrease in net assets	(15,154,178)	(21,309,398)
NET ASSETS
Beginning of the year	37,358,682	58,668,080

End of the year	$22,204,504	$37,358,682

(a)	See Note 2e of Notes to Financial Statements.

See accompanying notes to financial statements.

61  |

Statements of Changes in Net Assets (continued)

	Natixis Oakmark Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017(a)
FROM OPERATIONS:
Net investment income	$1,069,674	$989,926
Net realized gain on investments	32,340,899	13,670,587
Net change in unrealized appreciation (depreciation) on investments	(79,134,938)	38,589,712

Net increase (decrease) in net assets resulting from operations	(45,724,365)	53,250,225

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(16,729,106)	(8,304,419	)(b)
Class C	(5,776,265)	(2,718,648	)(b)
Class N	(783)	(34	)(b)
Class Y	(5,137,882)	(1,901,451	)(b)

Total distributions	(27,644,036)	(12,924,552)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	29,541,538	20,495,702

Net increase (decrease) in net assets	(43,826,863)	60,821,375
NET ASSETS
Beginning of the year	316,019,650	255,198,275

End of the year	$272,192,787	$316,019,650

(a)	From commencement of operations on May 1, 2017 through December 31, 2017 for Class N shares.
(b)	See Note 2e of Notes to Financial Statements.

See accompanying notes to financial statements.

|  62

Statements of Changes in Net Assets (continued)

	Natixis Oakmark International Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017(a)
FROM OPERATIONS:
Net investment income	$16,259,770	$9,142,411
Net realized gain on investments, forward foreign currency contracts and foreign currency transactions	50,075,433	73,087,121
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	(341,618,930)	154,881,359

Net increase (decrease) in net assets resulting from operations	(275,283,727)	237,110,891

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(12,193,845)	(6,211,826	)(b)
Class C	(7,685,820)	(1,761,751	)(b)
Class N	(36,370)	(15	)(b)
Class Y	(10,861,877)	(2,269,896	)(b)

Total distributions	(30,777,912)	(10,243,488)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(147,874,002)	124,756,585

Net increase (decrease) in net assets	(453,935,641)	351,623,988
NET ASSETS
Beginning of the year	1,139,985,473	788,361,485

End of the year	$686,049,832	$1,139,985,473

(a)	From commencement of operations on May 1, 2017 through December 31, 2017 for Class N and Class Y shares.
(b)	See Note 2e of Notes to Financial Statements.

See accompanying notes to financial statements.

63  |

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Small Cap Value Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017(a)
FROM OPERATIONS:
Net investment income	$247,839	$264,100
Net realized gain on investments	23,578,542	29,836,014
Net change in unrealized appreciation (depreciation) on investments	(48,703,398)	(11,434,967)

Net increase (decrease) in net assets resulting from operations	(24,877,017)	18,665,147

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(15,434,632)	(11,106,746	)(b)
Class C	(1,814,602)	(2,933,429	)(b)
Class N	(200)	(82	)(b)
Class Y	(16,863,125)	(20,862,083	)(b)

Total distributions	(34,112,559)	(34,902,340)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(99,064,102)	(7,286,538)

Net decrease in net assets	(158,053,678)	(23,523,731)
NET ASSETS
Beginning of the year	286,448,062	309,971,793

End of the year	$128,394,384	$286,448,062

(a)	From commencement of operations on May 1, 2017 through December 31, 2017 for Class N shares.
(b)	See Note 2e of Notes to Financial Statements.

See accompanying notes to financial statements.

|  64

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Value Opportunity Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017(a)
FROM OPERATIONS:
Net investment income	$5,677,254	$10,626,323
Net realized gain on investments	30,646,121	64,998,167
Net change in unrealized appreciation (depreciation) on investments	(163,168,095)	55,298,171

Net increase (decrease) in net assets resulting from operations	(126,844,720)	130,922,661

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(4,208,463)	(1,624,259	)(b)
Class C	(2,370,741)	(814,625	)(b)
Class N	(6,683,144)	(3,662,639	)(b)
Class Y	(47,408,833)	(20,633,085	)(b)

Total distributions	(60,671,181)	(26,734,608)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(244,014,953)	(289,302,758)

Net decrease in net assets	(431,530,854)	(185,114,705)
NET ASSETS
Beginning of the year	1,023,253,790	1,208,368,495

End of the year	$591,722,936	$1,023,253,790

(a)	From commencement of operations on May 1, 2017 through December 31, 2017 for Class N shares.
(b)	See Note 2e of Notes to Financial Statements.

See accompanying notes to financial statements.

65  |

Financial Highlights

For a share outstanding throughout each period.

	McDonnell Intermediate Municipal Bond Fund—Class A
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of the period	$10.17	$9.89	$10.09	$10.00		$9.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	0.19	0.12	0.13		0.11
Net realized and unrealized gain (loss)	(0.19)	0.28	(0.20)	0.10		0.47

Total from Investment Operations	0.03	0.47	(0.08)	0.23		0.58

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.19)	(0.12)	(0.14)		(0.12)

Net asset value, end of the period	$9.97	$10.17	$9.89	$10.09		$10.00

Total return(b)(c)	0.33%	4.77%	(0.79)%	2.28%		6.08%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,019	$6,004	$5,474	$6,427		$2,399
Net expenses(d)	0.70%	0.70%	0.70%	0.74	%(e)	0.80%
Gross expenses	1.30%	1.10%	0.88%	1.12%		1.26%
Net investment income	2.24%	1.87%	1.19%	1.27%		1.15%
Portfolio turnover rate	65%	34%	48%	20%		10%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2015, the expense limit decreased from 0.80% to 0.70%.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	McDonnell Intermediate Municipal Bond Fund—Class C
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of the period	$10.18	$9.90	$10.09	$9.99		$9.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	0.11	0.04	0.05		0.04
Net realized and unrealized gain (loss)	(0.19)	0.28	(0.18)	0.11		0.45

Total from Investment Operations	(0.04)	0.39	(0.14)	0.16		0.49

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.11)	(0.05)	(0.06)		(0.04)

Net asset value, end of the period	$9.98	$10.18	$9.90	$10.09		$9.99

Total return(b)(c)	(0.42)%	3.98%	(1.44)%	1.63%		5.18%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,675	$2,395	$4,015	$6,355		$2,223
Net expenses(d)	1.45%	1.45%	1.45%	1.49	%(e)	1.55%
Gross expenses	2.05%	1.83%	1.63%	1.88%		2.04%
Net investment income	1.49%	1.10%	0.44%	0.52%		0.41%
Portfolio turnover rate	65%	34%	48%	20%		10%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2015, the expense limit decreased from 1.55% to 1.45%.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	McDonnell Intermediate Municipal Bond Fund—Class Y
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of the period	$10.19	$9.90	$10.10	$10.00		$9.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25	0.21	0.15	0.15		0.14
Net realized and unrealized gain (loss)	(0.20)	0.29	(0.20)	0.11		0.46

Total from Investment Operations	0.05	0.50	(0.05)	0.26		0.60

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.21)	(0.15)	(0.16)		(0.14)

Net asset value, end of the period	$9.99	$10.19	$9.90	$10.10		$10.00

Total return(b)	0.58%	5.13%	(0.55)%	2.63%		6.36%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$14,510	$28,960	$49,179	$66,713		$28,314
Net expenses(c)	0.45%	0.45%	0.45%	0.49	%(d)	0.55%
Gross expenses	1.04%	0.83%	0.63%	0.85%		1.02%
Net investment income	2.47%	2.09%	1.44%	1.48%		1.46%
Portfolio turnover rate	65%	34%	48%	20%		10%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2015, the expense limit decreased from 0.55% to 0.45%.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class A
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of the period	$24.72	$21.37	$18.79	$20.43	$21.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.11	0.16	0.14	0.10
Net realized and unrealized gain (loss)	(3.28)	4.28	3.20	(1.02)	2.11

Total from Investment Operations	(3.18)	4.39	3.36	(0.88)	2.21

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)	(0.10)	(0.16)	(0.13)	(0.07)
Net realized capital gains	(2.02)	(0.94)	(0.62)	(0.63)	(3.11)

Total Distributions	(2.10)	(1.04)	(0.78)	(0.76)	(3.18)

Net asset value, end of the period	$19.44	$24.72	$21.37	$18.79	$20.43

Total return(b)	(13.01)%	20.75%	18.37%	(4.41)%	10.43%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$164,748	$203,792	$173,036	$173,925	$195,061
Net expenses	1.13%	1.18%	1.18%	1.14%	1.22%
Gross expenses	1.13%	1.18%	1.18%	1.14%	1.22%
Net investment income	0.41%	0.48%	0.82%	0.68%	0.44%
Portfolio turnover rate	39%	16%	16%	23%	64%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class C
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of the period	$21.58	$18.83		$16.65	$18.19		$19.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.07)	(0.05)		0.01	(0.01)		(0.06)
Net realized and unrealized gain (loss)	(2.83)	3.74		2.80	(0.90)		1.90

Total from Investment Operations	(2.90)	3.69		2.81	(0.91)		1.84

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.00	)(b)	(0.01)	(0.00	)(b)	(0.02)
Net realized capital gains	(2.02)	(0.94)		(0.62)	(0.63)		(3.11)

Total Distributions	(2.02)	(0.94)		(0.63)	(0.63)		(3.13)

Net asset value, end of the period	$16.66	$21.58		$18.83	$16.65		$18.19

Total return(c)	(13.63)%	19.85%		17.45%	(5.07)%		9.55%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$53,606	$62,272		$55,910	$70,616		$62,941
Net expenses	1.88%	1.93%		1.93%	1.89%		1.97%
Gross expenses	1.88%	1.93%		1.93%	1.89%		1.97%
Net investment income (loss)	(0.33)%	(0.27)%		0.09%	(0.07)%		(0.30)%
Portfolio turnover rate	39%	16%		16%	23%		64%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class N
	Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$25.91	$23.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	0.14
Net realized and unrealized gain (loss)	(3.45)	3.44

Total from Investment Operations	(3.23)	3.58

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)	(0.17)
Net realized capital gains	(2.02)	(0.63)

Total Distributions	(2.19)	(0.80)

Net asset value, end of the period	$20.49	$25.91

Total return(b)	(12.60)%	15.46	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$10	$1
Net expenses(d)	0.75%	0.75	%(e)
Gross expenses	3.79%	13.79	%(e)
Net investment income	0.88%	0.84	%(e)
Portfolio turnover rate	39%	16	%(f)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class Y
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of the period	$25.90	$22.34	$19.60	$21.28	$22.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17	0.17	0.21	0.19	0.15
Net realized and unrealized gain (loss)	(3.44)	4.48	3.36	(1.06)	2.20

Total from Investment Operations	(3.27)	4.65	3.57	(0.87)	2.35

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.15)	(0.21)	(0.18)	(0.12)
Net realized capital gains	(2.02)	(0.94)	(0.62)	(0.63)	(3.11)

Total Distributions	(2.17)	(1.09)	(0.83)	(0.81)	(3.23)

Net asset value, end of the period	$20.46	$25.90	$22.34	$19.60	$21.28

Total return	(12.76)%	21.05%	18.69%	(4.18)%	10.70%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$53,829	$49,955	$26,252	$21,696	$26,694
Net expenses	0.88%	0.93%	0.92%	0.89%	0.97%
Gross expenses	0.88%	0.93%	0.92%	0.89%	0.97%
Net investment income	0.68%	0.71%	1.05%	0.92%	0.67%
Portfolio turnover rate	39%	16%	16%	23%	64%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class A
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of the period	$15.58	$12.15	$11.47	$12.44	$13.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25	0.18	0.17	0.15	0.18
Net realized and unrealized gain (loss)	(4.02)	3.41	0.76	(0.80)	(1.01)

Total from Investment Operations	(3.77)	3.59	0.93	(0.65)	(0.83)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.16)	(0.21)	(0.20)	(0.25)
Net realized capital gains	(0.23)	—	(0.04)	(0.12)	(0.22)

Total Distributions	(0.52)	(0.16)	(0.25)	(0.32)	(0.47)

Net asset value, end of the period	$11.29	$15.58	$12.15	$11.47	$12.44

Total return(b)	(24.15)%	29.56%	8.19%	(5.35)%	(6.05)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$257,551	$603,988	$533,112	$722,805	$617,383
Net expenses	1.31%	1.32%	1.34%	1.31%	1.31%
Gross expenses	1.31%	1.32%	1.34%	1.31%	1.31%
Net investment income	1.72%	1.28%	1.54%	1.17%	1.34%
Portfolio turnover rate	50%	40%	41%	51%	31%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class C
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of the period	$15.30	$11.96	$11.29	$12.25	$13.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.06	0.08	0.05	0.08
Net realized and unrealized gain (loss)	(3.92)	3.35	0.74	(0.78)	(0.98)

Total from Investment Operations	(3.79)	3.41	0.82	(0.73)	(0.90)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)	(0.07)	(0.11)	(0.11)	(0.16)
Net realized capital gains	(0.23)	—	(0.04)	(0.12)	(0.22)

Total Distributions	(0.40)	(0.07)	(0.15)	(0.23)	(0.38)

Net asset value, end of the period	$11.11	$15.30	$11.96	$11.29	$12.25

Total return(b)	(24.74)%	28.55%	7.36%	(6.08)%	(6.67)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$212,618	$363,018	$255,249	$341,959	$327,319
Net expenses	2.07%	2.07%	2.09%	2.06%	2.05%
Gross expenses	2.07%	2.07%	2.09%	2.06%	2.05%
Net investment income	0.94%	0.42%	0.73%	0.39%	0.61%
Portfolio turnover rate	50%	40%	41%	51%	31%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class N
	Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$15.58	$13.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.28	0.15
Net realized and unrealized gain (loss)	(4.02)	1.66

Total from Investment Operations	(3.74)	1.81

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)	(0.21)
Net realized capital gains	(0.23)	—

Total Distributions	(0.59)	(0.21)

Net asset value, end of the period	$11.25	$15.58

Total return(b)	(23.94)%	12.96	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$758	$1
Net expenses(d)	0.99%	0.92	%(e)
Gross expenses	1.02%	25.21	%(e)
Net investment income	2.04%	1.54	%(e)
Portfolio turnover rate	50%	40	%(f)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

75  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class Y
	Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$15.56	$13.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26	0.00	(b)
Net realized and unrealized gain (loss)	(3.99)	1.79

Total from Investment Operations	(3.73)	1.79

LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)	(0.21)
Net realized capital gains	(0.23)	—

Total Distributions	(0.58)	(0.21)

Net asset value, end of the period	$11.25	$15.56

Total return	(23.93)%	12.79	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$215,123	$172,978
Net expenses	1.07%	1.07	%(d)
Gross expenses	1.07%	1.07	%(d)
Net investment income	1.85%	0.03	%(d)
Portfolio turnover rate	50%	40	%(e)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.
(e)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class A
	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of the period	$18.71		$19.79		$17.74	$20.65		$22.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.01		(0.01)		0.02	0.06	(b)	(0.06)
Net realized and unrealized gain (loss)	(2.76)		1.21		3.49	(0.07)		1.95

Total from Investment Operations	(2.75)		1.20		3.51	(0.01)		1.89

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(c)	(0.00	)(c)	(0.01)	(0.04)		—
Net realized capital gains	(3.48)		(2.28)		(1.45)	(2.86)		(3.58)

Total Distributions	(3.48)		(2.28)		(1.46)	(2.90)		(3.58)

Net asset value, end of the period	$12.48		$18.71		$19.79	$17.74		$20.65

Total return(d)	(14.84)%		6.28%		20.24%	(0.29	)%(b)	8.79%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$66,376		$93,751		$106,447	$103,092		$125,201
Net expenses	1.38%		1.36%		1.35%	1.35%		1.37%
Gross expenses	1.38%		1.36%		1.35%	1.35%		1.37%
Net investment income (loss)	0.03%		(0.03)%		0.11%	0.26	%(b)	(0.27)%
Portfolio turnover rate	70%		92%		74%	62%		58%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.04), total return would have been (0.77)% and the ratio of net investment loss to average net assets would have been (0.20)%.

(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

77  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class C
	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of the period	$11.67		$13.26		$12.39	$15.36		$17.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)		(0.10)		(0.08)	(0.08	)(b)	(0.18)
Net realized and unrealized gain (loss)	(1.69)		0.79		2.40	(0.03)		1.51

Total from Investment Operations	(1.78)		0.69		2.32	(0.11)		1.33

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(c)	(0.00	)(c)	—	—		—
Net realized capital gains	(3.48)		(2.28)		(1.45)	(2.86)		(3.58)

Total Distributions	(3.48)		(2.28)		(1.45)	(2.86)		(3.58)

Net asset value, end of the period	$6.41		$11.67		$13.26	$12.39		$15.36

Total return(d)	(15.51)%		5.50%		19.32%	(1.02	)%(b)	7.94%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,480		$15,756		$20,379	$21,188		$27,292
Net expenses	2.12%		2.11%		2.10%	2.10%		2.12%
Gross expenses	2.12%		2.11%		2.10%	2.10%		2.12%
Net investment loss	(0.83)%		(0.79)%		(0.64)%	(0.48	)%(b)	(1.02)%
Portfolio turnover rate	70%		92%		74%	62%		58%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.15), total return would have been (1.48)% and the ratio of net investment loss to average net assets would have been (0.96)%.

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  78

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class N
	Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$19.37	$19.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08	0.07
Net realized and unrealized gain (loss)	(2.86)	1.35

Total from Investment Operations	(2.78)	1.42

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.02)
Net realized capital gains	(3.48)	(1.58)

Total Distributions	(3.51)	(1.60)

Net asset value, end of the period	$13.08	$19.37

Total return(b)	(14.48)%	7.17	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1	$1
Net expenses(d)	0.96%	0.96	%(e)
Gross expenses	15.17%	14.68	%(e)
Net investment income	0.43%	0.56	%(e)
Portfolio turnover rate	70%	92	%(f)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

79  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class Y
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of the period	$19.37	$20.36	$18.21	$21.13		$22.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.04	0.05	0.07	0.11	(b)	(0.00	)(c)
Net realized and unrealized gain (loss)	(2.84)	1.25	3.59	(0.07)		1.98

Total from Investment Operations	(2.80)	1.30	3.66	0.04		1.98

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.01)	(0.06)	(0.10)		—
Net realized capital gains	(3.48)	(2.28)	(1.45)	(2.86)		(3.58)

Total Distributions	(3.49)	(2.29)	(1.51)	(2.96)		(3.58)

Net asset value, end of the period	$13.08	$19.37	$20.36	$18.21		$21.13

Total return	(14.61)%	6.60%	20.53%	(0.05	)%(b)	9.04%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$58,538	$176,940	$183,145	$179,322		$176,905
Net expenses	1.12%	1.11%	1.10%	1.10%		1.12%
Gross expenses	1.12%	1.11%	1.10%	1.10%		1.12%
Net investment income (loss)	0.22%	0.23%	0.36%	0.50	%(b)	(0.01)%
Portfolio turnover rate	70%	92%	74%	62%		58%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, total return would have been (0.53)% and the ratio of net investment income to average net assets would have been 0.07%.

(c)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

|  80

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class A
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of the period	$22.65	$20.55		$20.04	$21.29		$20.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.09	0.17	(b)	0.07	0.03	(c)	(0.08)
Net realized and unrealized gain (loss)	(3.71)	2.48		1.05	(0.79)		2.31

Total from Investment Operations	(3.62)	2.65		1.12	(0.76)		2.23

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.18)		(0.05)	(0.02)		—
Net realized capital gains	(1.51)	(0.37)		(0.56)	(0.47)		(1.57)

Total Distributions	(1.66)	(0.55)		(0.61)	(0.49)		(1.57)

Net asset value, end of the period	$17.37	$22.65		$20.55	$20.04		$21.29

Total return(d)	(16.10)%	12.93	%(b)	5.85%	(3.66	)%(c)	10.92%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$43,769	$67,186		$87,536	$142,833		$73,237
Net expenses	1.24%	1.22%		1.23%	1.23%		1.25%
Gross expenses	1.24%	1.22%		1.23%	1.23%		1.25%
Net investment income (loss)	0.42%	0.77	%(b)	0.35%	0.16	%(c)	(0.37)%
Portfolio turnover rate	44%	42%		57%	32%		58%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.09, total return would have been 12.53% and the ratio of net investment income to average net assets would have been 0.41%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.01), total return would have been (3.94)% and the ratio of net investment loss to average net assets would have been (0.04)%.

(d)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class C
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of the period	$21.50	$19.51		$19.16		$20.51		$20.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.08)	0.00	(b)(c)	(0.07)		(0.13	)(d)	(0.23)
Net realized and unrealized gain (loss)	(3.48)	2.36		0.98		(0.75)		2.24

Total from Investment Operations	(3.56)	2.36		0.91		(0.88)		2.01

LESS DISTRIBUTIONS FROM:
Net investment income	—	—		(0.00	)(b)	—		—
Net realized capital gains	(1.51)	(0.37)		(0.56)		(0.47)		(1.57)

Total Distributions	(1.51)	(0.37)		(0.56)		(0.47)		(1.57)

Net asset value, end of the period	$16.43	$21.50		$19.51		$19.16		$20.51

Total return(e)	(16.71)%	12.11	%(c)	5.03%		(4.39	)%(d)	10.12%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$23,967	$47,559		$68,923		$89,284		$35,894
Net expenses	1.98%	1.97%		1.98%		1.98%		2.00%
Gross expenses	1.98%	1.97%		1.98%		1.98%		2.00%
Net investment income (loss)	(0.36)%	0.00	%(c)(f)	(0.38)%		(0.61	)%(d)	(1.10)%
Portfolio turnover rate	44%	42%		57%		32%		58%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.07), total return would have been 11.70% and the ratio of net investment loss to average net assets would have been (0.35)%.

(d)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.16), total return would have been (4.68)% and the ratio of net investment loss to average net assets would have been (0.77)%.

(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(f)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

|  82

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class N
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of the period	$22.87	$20.75		$20.26	$21.50		$20.76

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.17	0.25	(b)	0.16	0.11	(c)	(0.00	)(d)
Net realized and unrealized gain (loss)	(3.75)	2.51		1.04	(0.81)		2.31

Total from Investment Operations	(3.58)	2.76		1.20	(0.70)		2.31

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.27)		(0.15)	(0.07)		—
Net realized capital gains	(1.51)	(0.37)		(0.56)	(0.47)		(1.57)

Total Distributions	(1.75)	(0.64)		(0.71)	(0.54)		(1.57)

Net asset value, end of the period	$17.54	$22.87		$20.75	$20.26		$21.50

Total return	(15.78)%	13.31	%(b)	6.21%	(3.35	)%(c)	11.24%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$70,902	$134,205		$148,365	$65,010		$12,024
Net expenses	0.88%	0.88%		0.88%	0.89%		0.91	%(e)
Gross expenses	0.88%	0.88%		0.88%	0.89%		0.91	%(e)
Net investment income (loss)	0.76%	1.16	%(b)	0.78%	0.50	%(c)	(0.00	)%(f)
Portfolio turnover rate	44%	42%		57%	32%		58%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.17, total return would have been 12.92% and the ratio of net investment income to average net assets would have been 0.76%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.08, total return would have been (3.59)% and the ratio of net investment income to average net assets would have been 0.35%.

(d)	Amount rounds to less than $0.01 per share.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

83  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class Y
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of the period	$22.89	$20.77		$20.27	$21.52		$20.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.15	0.23	(b)	0.12	0.09	(c)	(0.02)
Net realized and unrealized gain (loss)	(3.75)	2.51		1.07	(0.82)		2.33

Total from Investment Operations	(3.60)	2.74		1.19	(0.73)		2.31

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.25)		(0.13)	(0.05)		—
Net realized capital gains	(1.51)	(0.37)		(0.56)	(0.47)		(1.57)

Total Distributions	(1.72)	(0.62)		(0.69)	(0.52)		(1.57)

Net asset value, end of the period	$17.57	$22.89		$20.77	$20.27		$21.52

Total return	(15.85)%	13.19	%(b)	6.14%	(3.47	)%(c)	11.23%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$453,085	$774,304		$903,545	$1,133,634		$656,071
Net expenses	0.99%	0.97%		0.98%	0.98%		1.00%
Gross expenses	0.99%	0.97%		0.98%	0.98%		1.00%
Net investment income (loss)	0.66%	1.04	%(b)	0.62%	0.39	%(c)	(0.10)%
Portfolio turnover rate	44%	42%		57%	32%		58%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.15, total return would have been 12.80% and the ratio of net investment income to average net assets would have been 0.67%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.05, total return would have been (3.70)% and the ratio of net investment income to average net assets would have been 0.20%.

See accompanying notes to financial statements.

|  84

Notes to Financial Statements

December 31, 2018

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Natixis Oakmark International Fund

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

McDonnell Intermediate Municipal Bond Fund (the “Intermediate Municipal Bond Fund”)

Natixis Oakmark Fund

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A shares, Class C shares and Class Y shares. Natixis Oakmark Fund, Natixis Oakmark International Fund, Small Cap Value Fund and Value Opportunity Fund also offer Class N shares.

Effective July 31, 2009, the Small Cap Value Fund was closed to new investors. The Fund, in its sole discretion, may permit an investor in another Vaughan Nelson-managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund.

Class A shares are sold with a maximum front-end sales charge of 3.00% for Intermediate Municipal Bond Fund and 5.75% for Natixis Oakmark Fund, Natixis Oakmark International Fund, Small Cap Value Fund and Value Opportunity Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and

85  |

Notes to Financial Statements (continued)

December 31, 2018

Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to the class (such as the Rule 12b-1 fees applicable to Class A and Class C) and transfer agent fees for each Fund are borne collectively for Class A, Class C and Class Y and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close

|  86

Notes to Financial Statements (continued)

December 31, 2018

price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of December 31, 2018, securities held by Natixis Oakmark International Fund were fair valued as follows:

Equity securities[1]	Percentage of Net Assets
$625,404,554	91.2%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on ex-dividend date, or in the case of certain foreign

87  |

Notes to Financial Statements (continued)

December 31, 2018

securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested are reflected as non-cash dividends on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

|  88

Notes to Financial Statements (continued)

December 31, 2018

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  New Disclosure Requirements.  In accordance with new reporting requirements pursuant to Regulation S-X of the Securities and Exchange Commission, presentation of certain amounts on the Statements of Changes in Net Assets for the year ended December 31, 2017 have been conformed to the new disclosure requirements. Where the prior disclosure of Distributions to Shareholders separately stated distributions from net investment income and from net realized capital gains for each share class of the Fund, they are now combined into a single line item for each respective share class. In addition, disclosure of Undistributed Net Investment Income and Distributions in Excess of Net Investment Income, where applicable, has been removed from the Statements of Changes in Net Assets.

The following is a summary of the previously disclosed amounts, as reported at December 31, 2017:

Intermediate Municipal Bond Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(99,522)
Class C	(32,160)
Class Y	(783,205)

Total distributions	$(914,887)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(23,503)

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Notes to Financial Statements (continued)

December 31, 2018

Natixis Oakmark Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(769,107)
Class C	(3,958)
Class N	(7)
Class Y	(287,219)
Net realized capital gains
Class A	(7,535,312)
Class C	(2,714,690)
Class N	(27)
Class Y	(1,614,232)

Total distributions	$(12,924,552)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(512,990)

Natixis Oakmark International Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(6,211,826)
Class C	(1,761,751)
Class N	(15)
Class Y	(2,269,896)

Total distributions	$(10,243,488)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(719,613)

Small Cap Value Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(8,822)
Class C	(1,998)
Class N	(1)
Class Y	(93,925)
Net realized capital gains
Class A	(11,097,924)
Class C	(2,931,431)
Class N	(81)
Class Y	(20,768,158)

Total distributions	$(34,902,340)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(195,110)

|  90

Notes to Financial Statements (continued)

December 31, 2018

Value Opportunity Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(533,727)
Class N	(1,534,603)
Class Y	(8,225,980)
Net realized capital gains
Class A	(1,090,532)
Class C	(814,625)
Class N	(2,128,036)
Class Y	(12,407,105)

Total distributions	$(26,734,608)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(105,127)

f.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2018 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable,

91  |

Notes to Financial Statements (continued)

December 31, 2018

are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as taxable over-distribution, capital gains taxes, deferred Trustees’ fees, distribution redesignations and foreign currency gains and losses. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, forward foreign currency contract mark-to-market and return of capital distributions received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2018 and 2017 were as follows:

	2018 Distributions Paid From:
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
Intermediate Municipal Bond Fund	$5,716	$662,720	$—	$668,436
Natixis Oakmark Fund	2,211,730	—	25,432,306	27,644,036
Natixis Oakmark International Fund	16,730,811	—	14,047,101	30,777,912
Small Cap Value Fund	6,205,741	—	27,906,818	34,112,559
Value Opportunity Fund	6,805,023	—	53,866,158	60,671,181

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Notes to Financial Statements (continued)

December 31, 2018

	2017 Distributions Paid From:
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
Intermediate Municipal Bond Fund	$5,473	$909,414	$—	$914,887
Natixis Oakmark Fund	1,117,535	—	11,807,017	12,924,552
Natixis Oakmark International Fund	10,227,398	—	—	10,227,398
Small Cap Value Fund	3,400,416	—	31,501,924	34,902,340
Value Opportunity Fund	10,294,310	—	16,440,298	26,734,608

For the year ended December 31, 2017, differences between these amounts and amounts disclosed in Note 2e of the Notes to Financial Statements are primarily attributable to different book and tax treatment for short-term capital gains.

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Small Cap Value Fund	Value Opportunity Fund
Undistributed ordinary income	$—	$10,745	$—	$186,618	$35,751
Undistributed tax exempt income	1,207	—	—	—	—
Undistributed long-term capital gains	—	15,145,306	—	—	—

Total undistributed earnings	1,207	15,156,051	—	186,618	35,751

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Notes to Financial Statements (continued)

December 31, 2018

	Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Small Cap Value Fund	Value Opportunity Fund
Capital loss carryforward:
Short-term:
No expiration date	$(684,217)	$—	$—	$—	$—

Late-year ordinary and post-October capital loss deferrals*	—	(3,155,958)	(18,604,946)	(1,651,386)	(9,183,228)

Unrealized appreciation (depreciation)	489,008	(544,773)	(198,758,380)	(14,924,702)	(41,291,623)

Total accumulated earnings (losses)	$(194,002)	$11,455,320	$(217,363,326)	$(16,389,470)	$(50,439,100)

Capital loss carryforward utilized in the current year	$—	$—	$47,544,781	$—	$—

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Natixis Oakmark International Fund is deferring foreign currency losses. Natixis Oakmark Fund, Small Cap Value Fund and Value Opportunity Fund are deferring capital losses.

As of December 31, 2018, the cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Small Cap Value Fund	Value Opportunity Fund
Federal tax cost	$20,381,997	$269,944,341	$891,040,862	$143,823,843	$627,128,311

Gross tax appreciation	$536,980	$32,480,621	$5,936,030	$6,866,394	$51,873,624
Gross tax depreciation	(47,972)	(33,025,394)	(204,503,152)	(21,791,096)	(93,165,247)

Net tax appreciation (depreciation)	$489,008	$(544,773)	$(198,567,122)	$(14,924,702)	$(41,291,623)

|  94

Notes to Financial Statements (continued)

December 31, 2018

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

h.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2018, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

i.  Securities Lending.  Certain Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2018, none of the Funds had loaned securities under this agreement.

j.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve

95  |

Notes to Financial Statements (continued)

December 31, 2018

future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k.  New Accounting Pronouncement.  In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2018, at value:

Intermediate Municipal Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$20,068,205	$—	$20,068,205
Exchange-Traded Funds	802,800	—	—	802,800

Total	$802,800	$20,068,205	$—	$20,871,005

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

|  96

Notes to Financial Statements (continued)

December 31, 2018

For the year ended December 31, 2018, there were no transfers among Levels 1, 2 and 3.

Natixis Oakmark Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$258,776,895	$—	$—	$258,776,895
Short-Term Investments	—	10,622,673	—	10,622,673

Total	$258,776,895	$10,622,673	$—	$269,399,568

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2018, there were no transfers among Levels 1, 2 and 3.

Natixis Oakmark International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$18,632,697	$—	$18,632,697
France	—	73,874,353	—	73,874,353
Germany	—	120,685,062	—	120,685,062
India	—	4,617,748	—	4,617,748
Indonesia	—	12,047,682	—	12,047,682
Italy	—	25,945,036	—	25,945,036
Japan	—	35,795,708	—	35,795,708
Korea	—	17,502,935	—	17,502,935
Netherlands	—	28,218,051	—	28,218,051
South Africa	—	19,573,160	—	19,573,160
Sweden	—	40,301,807	—	40,301,807
Switzerland	—	83,159,101	—	83,159,101
Taiwan	—	8,865,961	—	8,865,961
United Kingdom	16,155,680	136,185,253	—	152,340,933
All Other Common Stocks(a)	50,909,280	—	—	50,909,280

Total Common Stocks	67,064,960	625,404,554	—	692,469,514

Forward Foreign Currency Contracts (unrealized appreciation)	—	491,200	—	491,200

Total	$67,064,960	$625,895,754	$—	$692,960,714

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

97  |

Notes to Financial Statements (continued)

December 31, 2018

For the year ended December 31, 2018, there were no transfers among Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$125,569,816	$—	$—	$125,569,816
Closed-End Investment Companies	617,444	—	—	617,444
Short-Term Investments	—	2,711,881	—	2,711,881

Total	$126,187,260	$2,711,881	$—	$128,899,141

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2018, there were no transfers among Levels 1, 2 and 3.

Value Opportunity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$562,191,578	$—	$—	$562,191,578
Closed-End Investment Companies	16,234,360	—	—	16,234,360
Short-Term Investments	—	7,410,750	—	7,410,750

Total	$578,425,938	$7,410,750	$—	$585,836,688

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2018, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Natixis Oakmark International Fund used during the period include forward foreign currency contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2018, the Fund engaged in forward foreign currency transactions for hedging purposes.

|  98

Notes to Financial Statements (continued)

December 31, 2018

The following is a summary of derivative instruments for Natixis Oakmark International Fund as of December 31, 2018, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$491,200

Transactions in derivative instruments for Natixis Oakmark International Fund during the year ended December 31, 2018, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$948,366

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$152,401

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statements of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Natixis Oakmark International Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2018:

Natixis Oakmark International Fund	Forwards
Average Notional Amount Outstanding	2.06%
Highest Notional Amount Outstanding	3.81%
Lowest Notional Amount Outstanding	1.36%
Notional Amount Outstanding as of December 31, 2018	3.81%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

99  |

Notes to Financial Statements (continued)

December 31, 2018

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

The Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to an International Swaps and Derivatives Association, Inc. (“ISDA”) agreement between the Fund and its counterparty. ISDA agreements typically contain master netting provisions in the event of a default or other termination event. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and liabilities on the Statements of Assets and Liabilities.

As of December 31, 2018, gross amounts of derivative assets and liabilities not offset in the Statement of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Natixis Oakmark International Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Amount
State Street Bank and Trust Company	$491,200	$—	$491,200

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements and monitoring of counterparty credit default swap spreads. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2018:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Natixis Oakmark International Fund	$491,200	$491,200

|  100

Notes to Financial Statements (continued)

December 31, 2018

5.  Purchases and Sales of Securities.  For the year ended December 31, 2018, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Intermediate Municipal Bond Fund	$17,127,567	$30,709,059
Natixis Oakmark Fund	130,903,028	123,641,350
Natixis Oakmark International Fund	517,109,986	615,224,853
Small Cap Value Fund	155,228,936	283,175,423
Value Opportunity Fund	389,825,349	686,778,769

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Advisors, L.P. (“Natixis Advisors”), serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $300 million	Next $500 million	Next $500 million	Next $500 million	Over $2 billion
Intermediate Municipal Bond Fund	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Natixis Oakmark Fund	0.70%	0.65%	0.60%	0.60%	0.60%	0.60%
Natixis Oakmark International Fund	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.75%	0.75%

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Intermediate Municipal Bond Fund	McDonnell Investment Management, LLC (“McDonnell”)
Natixis Oakmark Fund	Harris Associates L.P. (“Harris”)
Natixis Oakmark International Fund	Harris
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson

101  |

Notes to Financial Statements (continued)

December 31, 2018

Natixis Advisors, McDonnell, Harris and Vaughan Nelson are subsidiaries of Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France. Effective January 1, 2019, Natixis transferred ownership of McDonnell to Loomis, Sayles & Company, Incorporated (“Loomis Sayles”). Loomis Sayles is indirectly owned by Natixis.

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $200 million	Next $1.3 billion	Over $1.5 billion
Intermediate Municipal Bond Fund	McDonnell	0.20%	0.20%	0.20%
Natixis Oakmark Fund	Harris	0.52%	0.50%	0.50%
Natixis Oakmark International Fund	Harris	0.60%	0.60%	0.60%
Small Cap Value Fund	Vaughan Nelson	0.55%	0.55%	0.55%
Value Opportunity Fund	Vaughan Nelson	0.50%	0.50%	0.47%

Natixis Advisors has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, substitute dividend expenses on securities sold short, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2019, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2018 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Intermediate Municipal Bond Fund	0.70%	1.45%	—	0.45%
Natixis Oakmark Fund	1.30%	2.05%	1.00%	1.05%
Natixis Oakmark International Fund	1.45%	2.20%	1.15%	1.20%
Small Cap Value Fund	1.45%	2.20%	1.15%	1.20%
Value Opportunity Fund	1.40%	2.15%	1.10%	1.15%

|  102

Notes to Financial Statements (continued)

December 31, 2018

Natixis Advisors shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2018, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Intermediate Municipal Bond Fund	$110,246	$110,246	$—	0.40%	—%
Natixis Oakmark Fund	2,269,902	—	2,269,902	0.68%	0.68%
Natixis Oakmark International Fund	9,186,539	—	9,186,539	0.85%	0.85%
Small Cap Value Fund	2,059,281	—	2,059,281	0.90%	0.90%
Value Opportunity Fund	7,376,974	—	7,376,974	0.80%	0.80%

[1]	Management fee waivers are subject to possible recovery until December 31, 2019.

For the year ended December 31, 2018, expenses have been reimbursed as follows:

Fund	Reimbursement
Intermediate Municipal Bond Fund	$53,111

No expenses were recovered during the year ended December 31, 2018 under the terms of the expense limitation agreement.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

103  |

Notes to Financial Statements (continued)

December 31, 2018

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2018, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Intermediate Municipal Bond Fund	$16,675	$4,893	$14,679
Natixis Oakmark Fund	520,086	159,637	478,911
Natixis Oakmark International Fund	1,212,722	842,949	2,528,848
Small Cap Value Fund	213,758	23,673	71,019
Value Opportunity Fund	151,108	94,386	283,159

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2018, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which was reevaluated on an annual basis.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The

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waiver is in effect through June 30, 2019, at which time it will be reevaluated as part of the annual review of the administrative fee contract, as noted above.

For the year ended December 31, 2018, the administrative fees for each Fund were as follows:

Fund	Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Intermediate Municipal Bond Fund	$12,103	$56	$12,047
Natixis Oakmark Fund	146,703	803	145,900
Natixis Oakmark International Fund	474,361	2,120	472,241
Small Cap Value Fund	100,598	422	100,176
Value Opportunity Fund	403,699	1,913	401,786

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2018, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Intermediate Municipal Bond Fund	$6,789
Natixis Oakmark Fund	150,152
Natixis Oakmark International Fund	944,593
Small Cap Value Fund	129,441
Value Opportunity Fund	784,427

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As of December 31, 2018, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Intermediate Municipal Bond Fund	$64
Natixis Oakmark Fund	1,590
Natixis Oakmark International Fund	10,117
Small Cap Value Fund	1,077
Value Opportunity Fund	6,076

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.   Commissions.   Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2018, were as follows:

Fund	Commissions
Intermediate Municipal Bond Fund	$735
Natixis Oakmark Fund	38,553
Natixis Oakmark International Fund	334,659
Small Cap Value Fund	5,251
Value Opportunity Fund	3,073

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $340,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $170,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $12,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that

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Notes to Financial Statements (continued)

December 31, 2018

he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2019, the Chairperson of the Board will receive a retainer fee at the annual rate of $360,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $190,000, and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $15,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and affiliates are also officers and/or Trustees of the Trust.

g.  Affiliated Ownership.  As of December 31, 2018, Natixis US and affiliates held shares of Natixis Oakmark Fund and Small Cap Value Fund both representing less than 0.01% of the Funds’ net assets.

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to Natixis Oakmark Fund, Natixis Oakmark International Fund and Small Cap Value Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2019 and is not subject to recovery under the expense limitation agreement described above.

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For the year ended December 31, 2018, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Fund	Reimbursement of Transfer Agency Expenses Class N
Natixis Oakmark Fund	$156
Natixis Oakmark International Fund	132
Small Cap Value Fund	152

i.  Interfund Transactions.  A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common Trustees. For the year ended December 31, 2018, the Natixis Oakmark Fund engaged in purchase transactions of $457,262 with an affiliate of Natixis in compliance with Rule 17a-7 of the 1940 Act pursuant to procedures adopted by the Board of Trustees.

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses for Natixis Oakmark Fund, Natixis Oakmark International Fund, Small Cap Value Fund and Value Opportunity Fund attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

Intermediate Municipal Bond Fund allocates transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

For the year ended December 31, 2018, Natixis Oakmark Fund, Natixis Oakmark International Fund, Small Cap Value Fund and Value Opportunity Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Natixis Oakmark Fund	175,348	53,950	156	51,843
Natixis Oakmark International Fund	451,242	315,631	132	245,904
Small Cap Value Fund	72,734	7,885	152	112,663
Value Opportunity Fund	62,407	38,773	615	747,306

8.  Line of Credit.  Effective April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations

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Notes to Financial Statements (continued)

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under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund was able borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate did not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2018, Value Opportunity Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $18,871,478 at a weighted average interest rate of 4.24%. Interest expense incurred (which is reflected in miscellaneous expenses in the Statements of Operations) was $8,815.

9.  Concentration of Risk.  The Natixis Oakmark International Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2018, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
Intermediate Municipal Bond Fund	4	29.25%
Value Opportunity Fund	1	29.60%

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Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
Intermediate Municipal Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	275,455	$2,764,015	229,798	$2,338,481
Issued in connection with the reinvestment of distributions	12,617	125,269	8,554	86,576
Redeemed	(274,616)	(2,717,698)	(201,533)	(2,035,102)

Net change	13,456	$171,586	36,819	$389,955

Class C
Issued from the sale of shares	10,557	$105,987	37,992	$384,316
Issued in connection with the reinvestment of distributions	1,243	12,351	1,041	10,527
Redeemed	(79,290)	(790,619)	(209,349)	(2,113,286)

Net change	(67,490)	$(672,281)	(170,316)	$(1,718,443)

Class Y
Issued from the sale of shares	422,343	$4,210,756	1,561,548	$15,699,674
Issued in connection with the reinvestment of distributions	14,182	141,017	16,163	163,646
Redeemed	(1,826,504)	(18,225,145)	(3,700,092)	(37,356,486)

Net change	(1,389,979)	$(13,873,372)	(2,122,381)	$(21,493,166)

Increase (decrease) from capital share transactions	(1,444,013)	$(14,374,067)	(2,255,878)	$(22,821,654)

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Notes to Financial Statements (continued)

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11.  Capital Shares (continued).

	Year Ended December 31, 2018		Year Ended December 31, 2017(a)
Natixis Oakmark Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,710,227	$42,259,538	1,097,333	$25,510,597
Issued in connection with the reinvestment of distributions	759,153	15,279,946	319,749	7,630,446
Redeemed	(2,242,255)	(53,142,329)	(1,269,544)	(29,162,674)

Net change	227,125	$4,397,155	147,538	$3,978,369

Class C
Issued from the sale of shares	1,327,534	$27,139,192	745,200	$14,845,455
Issued in connection with the reinvestment of distributions	277,335	4,799,814	103,719	2,154,363
Redeemed	(1,273,226)	(26,235,921)	(932,134)	(18,618,843)

Net change	331,643	$5,703,085	(83,215)	$(1,619,025)

Class N
Issued from the sale of shares	386	$10,194	43	$1,001
Issued in connection with the reinvestment of distributions	38	783	2	35

Net change	424	$10,977	45	$1,036

Class Y
Issued from the sale of shares	2,241,985	$58,092,396	1,112,569	$26,658,228
Issued in connection with the reinvestment of distributions	190,395	4,001,696	56,023	1,413,926
Redeemed	(1,730,567)	(42,663,771)	(414,820)	(9,936,832)

Net change	701,813	$19,430,321	753,772	$18,135,322

Increase (decrease) from capital share transactions	1,261,005	$29,541,538	818,140	$20,495,702

(a)	From commencement of operations on May 1, 2017 through December 31, 2017 for Class N shares.

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11.  Capital Shares (continued).

	Year Ended December 31, 2018		Year Ended December 31, 2017(a)
Natixis Oakmark International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	8,614,434	$129,879,929	17,257,564	$244,429,519
Issued in connection with the reinvestment of distributions	995,963	10,965,551	358,244	5,570,701
Redeemed	(25,557,109)	(364,431,088)	(22,730,001)	(331,480,871)

Net change	(15,946,712)	$(223,585,608)	(5,114,193)	$(81,480,651)

Class C
Issued from the sale of shares	4,347,532	$64,671,210	8,154,803	$116,119,552
Issued in connection with the reinvestment of distributions	567,617	6,152,971	92,603	1,414,038
Redeemed	(9,503,667)	(126,163,655)	(5,871,161)	(80,942,584)

Net change	(4,588,518)	$(55,339,474)	2,376,245	$36,591,006

Class N
Issued from the sale of shares	92,040	$1,342,548	72	$1,001
Issued in connection with the reinvestment of distributions	3,315	36,370	1	15
Redeemed	(28,097)	(387,970)	—	—

Net change	67,258	$990,948	73	$1,016

Class Y
Issued from the sale of shares	18,731,471	$276,949,870	11,434,503	$174,563,797
Issued in connection with the reinvestment of distributions	965,209	10,588,341	145,443	2,258,734
Redeemed	(11,681,703)	(157,478,079)	(466,061)	(7,177,317)

Net change	8,014,977	$130,060,132	11,113,885	$169,645,214

Increase (decrease) from capital share transactions	(12,452,995)	$(147,874,002)	8,376,010	$124,756,585

(a)	From commencement of operations on May 1, 2017 through December 31, 2017 for Class N and Class Y shares.

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Notes to Financial Statements (continued)

December 31, 2018

11.  Capital Shares (continued).

	Year Ended December 31, 2018		Year Ended December 31, 2017(a)
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	712,683	$12,873,039	528,606	$10,288,324
Issued in connection with the reinvestment of distributions	1,087,949	14,101,401	524,190	9,889,735
Redeemed	(1,494,118)	(27,125,775)	(1,421,549)	(27,416,197)

Net change	306,514	$(151,335)	(368,753)	$(7,238,138)

Class C
Issued from the sale of shares	67,032	$586,716	55,927	$696,634
Issued in connection with the reinvestment of distributions	201,322	1,524,443	216,985	2,595,862
Redeemed	(1,075,636)	(12,147,004)	(459,714)	(5,852,124)

Net change	(807,282)	$(10,035,845)	(186,802)	$(2,559,628)

Class N
Issued from the sale of shares	—	$—	51	$1,001
Issued in connection with the reinvestment of distributions	15	200	4	82

Net change	15	$200	55	$1,083

Class Y
Issued from the sale of shares	441,361	$8,044,129	2,498,754	$49,774,371
Issued in connection with the reinvestment of distributions	1,132,316	15,826,362	1,011,202	19,723,081
Redeemed	(6,233,772)	(112,747,613)	(3,367,033)	(66,987,307)

Net change	(4,660,095)	$(88,877,122)	142,923	$2,510,145

Increase (decrease) from capital share transactions	(5,160,848)	$(99,064,102)	(412,577)	$(7,286,538)

(a)	From commencement of operations on May 1, 2017 through December 31, 2017 for Class N shares.

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Notes to Financial Statements (continued)

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11.  Capital Shares (continued).

	Year Ended December 31, 2018		Year Ended December 31, 2017
Value Opportunity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	495,715	$10,630,321	507,412	$10,847,723
Issued in connection with the reinvestment of distributions	171,431	3,074,190	53,873	1,220,217
Redeemed	(1,114,049)	(23,838,889)	(1,855,342)	(39,766,540)

Net change	(446,903)	$(10,134,378)	(1,294,057)	$(27,698,600)

Class C
Issued from the sale of shares	74,034	$1,500,519	126,549	$2,575,468
Issued in connection with the reinvestment of distributions	121,282	2,078,925	32,929	708,304
Redeemed	(948,504)	(19,327,431)	(1,479,508)	(29,990,166)

Net change	(753,188)	$(15,747,987)	(1,320,030)	$(26,706,394)

Class N
Issued from the sale of shares	1,690,373	$38,824,913	1,429,409	$30,969,311
Issued in connection with the reinvestment of distributions	369,511	6,683,144	160,150	3,662,639
Redeemed	(3,884,820)	(89,963,901)	(2,872,239)	(62,808,162)

Net change	(1,824,936)	$(44,455,844)	(1,282,680)	$(28,176,212)

Class Y
Issued from the sale of shares	7,576,178	$168,906,227	7,066,393	$154,672,829
Issued in connection with the reinvestment of distributions	2,423,432	44,084,799	854,159	19,560,236
Redeemed	(18,028,194)	(386,667,770)	(17,603,866)	(380,954,617)

Net change	(8,028,584)	$(173,676,744)	(9,683,314)	$(206,721,552)

Increase (decrease) from capital share transactions	(11,053,611)	$(244,014,953)	(13,580,081)	$(289,302,758)

|  114

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of Natixis Oakmark International Fund, Vaughan Nelson Small Cap Value Fund, McDonnell Intermediate Municipal Bond Fund, Natixis Oakmark Fund, and Vaughan Nelson Value Opportunity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Natixis Oakmark International Fund and Vaughan Nelson Small Cap Value Fund (two of the funds constituting the Natixis Funds Trust I), and McDonnell Intermediate Municipal Bond Fund, Natixis Oakmark Fund, and Vaughan Nelson Value Opportunity Fund (three of the funds constituting the Natixis Funds Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant

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Report of Independent Registered Public Accounting Firm

estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2019

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

|  116

2018 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2018, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Natixis Oakmark Fund	100.00%
Small Cap Value Fund	58.85%
Value Opportunity Fund	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2018.

Fund	Amount
Natixis Oakmark Fund	$25,432,306
Natixis Oakmark International Fund	14,047,101
Small Cap Value Fund	27,906,818
Value Opportunity Fund	55,048,953

Qualified Dividend Income.  For the fiscal year ended December 31, 2018, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2018, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Natixis Oakmark Fund	100.00%
Natixis Oakmark International Fund	100.00%
Small Cap Value Fund	35.91%
Value Opportunity Fund	100.00%

Foreign Tax Credit.  For the year ended December 31, 2018, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
Natixis Oakmark International Fund	$3,298,494	$35,713,147

Exempt Interest Dividends

During the year ended December 31, 2018, Intermediate Municipal Bond paid dividends to shareholders from net investment income, of which 99.14% are designated as exempt interest dividends for federal tax purposes. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested that you consult your own tax adviser.

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II, (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	52 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	52 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	52 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	52 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	52 Director, Sterling Bancorp (Bank)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	52 Director, FutureFuel Corp. (Chemicals and Biofuels)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	52 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	52 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

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Trustee and Officer Information

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Vice President and Counsel, Natixis Investment Managers, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Richard A. Goglia, Mr. Martin T. Meehan, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/17- 12/31/17	1/1/18- 12/31/18	1/1/17- 12/31/17	1/1/18- 12/31/18	1/1/17- 12/31/17	1/1/18- 12/31/18	1/1/17- 12/31/17	1/1/18- 12/31/18
Natixis Funds Trust I	$207,981	$229,219	$6,602	$469	$105,568	$47,760	$—	$—

1. Audit-related fees consist of:

2017 & 2018 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2017 – Prospectus Consent

2. Tax fees consist of:

2017 & 2018 – review of the Registrant’s tax returns and tax consulting services.

Aggregate fees billed to the Registrant for non-audit services during 2017 and 2018 were $112,170 and $48,229 respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. (“Loomis”), Natixis Advisors, L.P. (“Natixis Advisors”), Ostrum Asset Management U.S., LLC (“Ostrum”) and entities controlling, controlled by or under common control with Ostrum, Loomis and Natixis Advisors (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/17- 12/31/17	1/1/18- 12/31/18	1/1/17- 12/31/17	1/1/18- 12/31/18	1/1/17- 12/31/17	1/1/18- 12/31/18
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Ostrum, Loomis, Natixis Advisors and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/17-12/31/17	1/1/18-12/31/18
Control Affiliates	$210,798	$237,200

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre-Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1)and (a)(2)(2), respectively.

(a)	(3) Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 21, 2019

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 21, 2019